UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-2676

Fidelity School Street Trust

 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts  02210

 (Address of principal executive offices)       (Zip code)

William C. Coffey, Secretary

245 Summer St.

Boston, Massachusetts  02210

(Name and address of agent for service)

Registrant's telephone number, including area code:

617-563-7000

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2018

Item 1.

Reports to Stockholders

Fidelity Advisor® Multi-Asset Income Fund Class A, Class M, Class C, Class I and Class Z Annual Report December 31, 2018

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
Brokerage, Mutual Fund, or Annuity Contracts:	fidelity.com/mailpreferences	1-800-343-3548
Employer Provided Retirement Accounts:	netbenefits.fidelity.com/preferences (choose 'no' under Required Disclosures to continue to print)	1-800-343-0860
Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2019 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended December 31, 2018	Past 1 year	Life of fundA
Class A (incl. 4.00% sales charge)	(7.12)%	2.68%
Class M (incl. 4.00% sales charge)	(7.12)%	2.68%
Class C (incl. contingent deferred sales charge)	(4.94)%	3.19%
Class I	(3.01)%	4.21%
Class Z	(2.99)%	4.22%

 A From September 9, 2015

 The initial offering of Class Z shares took place on October 2, 2018. Returns prior to October 2, 2018, are those of Class I.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Multi-Asset Income Fund - Class A on September 9, 2015, when the fund started, and the current 4.00% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg Barclays U.S. Aggregate Bond Index performed over the same period.

See previous page for additional information regarding the performance of Class A.

Period Ending Values
$10,917	Fidelity Advisor® Multi-Asset Income Fund - Class A
$10,618	Bloomberg Barclays U.S. Aggregate Bond Index

Management's Discussion of Fund Performance

Market Recap:  A gain for the 10th consecutive year proved elusive for U.S. stocks in 2018, as the S&P 500® index returned -4.38% for the year after reversing course (-14%) in the fourth quarter. The retreat was in sharp contrast to the index’s steady climb from May into September, when it achieved a record close. As the fourth quarter began, rising U.S. Treasury yields and concern about peaking corporate earnings growth sent many investors fleeing from risk assets as they were still dealing with lingering uncertainty related to global trade and the U.S. Federal Reserve picking up the pace of interest rate hikes. The index returned -6.84% in October, at the time its largest monthly drop in seven years. But things got worse in December, as jitters about the economy and another hike in rates led to a spike in volatility and a -9% result for the month. International equities had an even tougher year, with escalating trade tension, disappointing economic growth in Europe and China, and a surging U.S. dollar resulting in the MSCI ACWI (All Country World Index) ex USA Index returning -14.04%. In fixed-income, U.S. taxable investment-grade bonds returned 0.01%, according to the Bloomberg Barclays U.S. Aggregate Bond Index, as the backup in yields seen for most of the year reversed course in the fourth quarter and credit spreads widened considerably. Within the Bloomberg Barclays index, U.S. Treasuries (+0.86%) topped investment-grade corporates (-2.51%). Outside the index, most non-core fixed-income segments lost ground in 2018.

Comments from Portfolio Manager Adam Kramer:  For the year, the fund’s share classes (excluding sales charges, if applicable) returned roughly -3% to -4%, lagging the -1.90% result of the Composite index, a 50/50 blend of the S&P 500® index and the Bloomberg Barclays U.S. Aggregate Bond Index. Security selection detracted from the fund's performance versus the Composite index, most notably in the equities subportfolio, which was underexposed to many top-performing growth stocks. A non-index allocation to convertible securities and lack of exposure to mortgage-backed securities also hurt our relative result. Noteworthy individual detractors included untimely ownership of e-commerce giant Amazon.com. We didn’t own Amazon for much of the year because it doesn’t pay a dividend, and I didn’t see much value in the stock price. This decision cost the fund because better-than-expected earnings drove a roughly 28% gain for the stock in 2018, but we largely missed out. I built a position in Amazon during its late-year pullback, but my timing was such that the fund’s investments returned about -12%. Elsewhere, a small non-index stake in common stock and convertible securities issued by Scorpio Tankers, a large gasoline tanker company, declined amid weak demand for transport services. We eliminated Scorpio from the portfolio by year-end. Conversely, the biggest boost came from our overweighting in U.S. Treasuries, mainly five- and 10-year issues. Treasuries/government debt represented about 42% of fund assets, on average, in 2018, compared with 21% for the Composite index.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Five Holdings as of December 31, 2018

(by issuer, excluding cash equivalents)	% of fund's net assets
U.S. Treasury Obligations	33.9
Lineage Logistics Holdings, LLC.	3.3
Apple, Inc.	1.9
Microsoft Corp.	1.8
Bank of America Corp.	1.7
42.6

Top Five Market Sectors as of December 31, 2018

% of fund's net assets
Financials	11.3
Industrials	8.9
Information Technology	8.1
Health Care	7.7
Consumer Discretionary	7.7

Quality Diversification (% of fund's net assets)

As of December 31, 2018
U.S. Government and U.S. Government Agency Obligations	33.9%
BBB	2.5%
BB	5.3%
B	4.2%
CCC,CC,C	1.4%
Not Rated	1.2%
Equities	51.8%
Short-Term Investments and Net Other Assets*	(0.3)%

 * Short-Term Investments and Net Other Assets (Liabilities) are not included in the pie chart

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Asset Allocation (% of fund's net assets)

As of December 31, 2018*
Preferred Securities	2.6%
Corporate Bonds	7.0%
U.S. Government and U.S. Government Agency Obligations	33.9%
Bank Loan Obligations	5.0%
Stocks	49.4%
Other Investments	2.4%
Short-Term Investments and Net Other Assets (Liabilities)**	(0.3)%

 * Foreign investments - 12.8%

 ** Short-Term Investments and Net Other Assets (Liabilities) are not included in the pie chart

Schedule of Investments December 31, 2018

Showing Percentage of Net Assets

Corporate Bonds - 7.0%
	Principal Amount	Value
Convertible Bonds - 1.2%
COMMUNICATION SERVICES - 0.4%
Interactive Media & Services - 0.4%
Weibo Corp. 1.25% 11/15/22 (a)	$201,000	$183,137
CONSUMER DISCRETIONARY - 0.8%
Internet & Direct Marketing Retail - 0.8%
MercadoLibre, Inc. 2% 8/15/28 (a)	494,000	444,600

TOTAL CONVERTIBLE BONDS		627,737

Nonconvertible Bonds - 5.8%
COMMUNICATION SERVICES - 0.1%
Media - 0.0%
Charter Communications Operating LLC/Charter Communications Operating Capital Corp. 4.908% 7/23/25	5,000	4,970
Time Warner Cable, Inc. 6.55% 5/1/37	5,000	5,136
		10,106
Wireless Telecommunication Services - 0.1%
Sprint Communications, Inc. 7% 3/1/20 (a)	25,000	25,625
TOTAL COMMUNICATION SERVICES		35,731
CONSUMER DISCRETIONARY - 1.2%
Diversified Consumer Services - 0.5%
Laureate Education, Inc. 8.25% 5/1/25 (a)	223,000	234,150
Hotels, Restaurants & Leisure - 0.7%
Hilton Escrow Issuer LLC 4.25% 9/1/24	410,000	387,450
TOTAL CONSUMER DISCRETIONARY		621,600
CONSUMER STAPLES - 0.8%
Food Products - 0.8%
JBS U.S.A. LLC/JBS U.S.A. Finance, Inc. 6.75% 2/15/28 (a)	460,000	448,500
ENERGY - 0.1%
Oil, Gas & Consumable Fuels - 0.1%
Petroleos Mexicanos 6.75% 9/21/47	14,000	11,576
The Williams Companies, Inc. 5.75% 6/24/44	20,000	20,101
		31,677
FINANCIALS - 0.2%
Banks - 0.1%
Royal Bank of Scotland Group PLC 6% 12/19/23	30,000	30,361
Capital Markets - 0.1%
Goldman Sachs Group, Inc. 5.15% 5/22/45	30,000	27,955
Morgan Stanley 5% 11/24/25	30,000	30,604
		58,559
TOTAL FINANCIALS		88,920
HEALTH CARE - 2.4%
Health Care Providers & Services - 1.7%
CVS Health Corp.:
4.1% 3/25/25	5,000	4,956
4.3% 3/25/28	4,000	3,917
4.78% 3/25/38	2,000	1,919
5.05% 3/25/48	3,000	2,922
HCA Holdings, Inc.:
5.875% 2/15/26	895,000	890,525
6.5% 2/15/20	10,000	10,250
		914,489
Pharmaceuticals - 0.7%
Valeant Pharmaceuticals International, Inc. 5.5% 11/1/25 (a)	405,000	377,663
TOTAL HEALTH CARE		1,292,152
INDUSTRIALS - 0.9%
Aerospace & Defense - 0.9%
Bombardier, Inc.:
6% 10/15/22 (a)	285,000	267,188
7.5% 12/1/24 (a)	225,000	212,063
		479,251
REAL ESTATE - 0.0%
Equity Real Estate Investment Trusts (REITs) - 0.0%
Omega Healthcare Investors, Inc. 4.5% 4/1/27	17,000	16,425
UTILITIES - 0.1%
Electric Utilities - 0.1%
FirstEnergy Corp. 7.375% 11/15/31	30,000	37,933
Independent Power and Renewable Electricity Producers - 0.0%
Dolphin Subsidiary II, Inc. 7.25% 10/15/21	30,000	31,346
TOTAL UTILITIES		69,279

TOTAL NONCONVERTIBLE BONDS		3,083,535

TOTAL CORPORATE BONDS
(Cost $3,736,851)		3,711,272

U.S. Government and Government Agency Obligations - 33.9%
U.S. Treasury Inflation-Protected Obligations - 0.5%
U.S. Treasury Inflation-Indexed Bonds 0.75% 2/15/45	21,478	19,255
U.S. Treasury Inflation-Indexed Notes:
0.375% 7/15/25	$31,991	$30,863
0.375% 1/15/27	146,565	139,307
0.625% 1/15/26	63,857	62,198

TOTAL U.S. TREASURY INFLATION-PROTECTED OBLIGATIONS		251,623

U.S. Treasury Obligations - 33.4%
U.S. Treasury Bonds:
2.5% 5/15/46	30,000	27,106
3.375% 11/15/48	77,000	82,480
U.S. Treasury Notes:
1.125% 1/15/19	45,000	44,981
1.75% 12/31/20	254,000	250,325
2% 12/31/21	99,000	97,643
2.125% 12/31/22	80,000	78,875
2.25% 12/31/23	5,838,000	5,763,702
2.25% 8/15/27	1,886,000	1,826,608
2.25% 11/15/27	1,876,000	1,813,559
2.375% 1/31/23	5,781,000	5,754,575
2.375% 5/15/27	1,855,000	1,817,524
2.75% 2/28/25	110,000	111,131

TOTAL U.S. TREASURY OBLIGATIONS		17,668,509

TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS
(Cost $17,633,485)		17,920,132

Municipal Securities - 0.0%
Illinois Gen. Oblig. Series 2003, 5.1% 6/1/33
(Cost $14,010)	15,000	14,301
	Shares	Value

Common Stocks - 49.0%
COMMUNICATION SERVICES - 4.3%
Diversified Telecommunication Services - 1.1%
AT&T, Inc.	9,500	$271,130
Verizon Communications, Inc.	5,197	292,175
		563,305
Entertainment - 0.8%
The Walt Disney Co.	3,900	427,635
Interactive Media & Services - 1.6%
Alphabet, Inc. Class A (b)	820	856,867
Media - 0.4%
Comcast Corp. Class A	6,200	211,110
Interpublic Group of Companies, Inc.	278	5,735
		216,845
Wireless Telecommunication Services - 0.4%
T-Mobile U.S., Inc. (b)	3,050	194,011

TOTAL COMMUNICATION SERVICES		2,258,663

CONSUMER DISCRETIONARY - 4.9%
Hotels, Restaurants & Leisure - 1.7%
Bluegreen Vacations Corp.	644	8,327
InterContinental Hotel Group PLC ADR	4,600	251,114
McDonald's Corp.	2,025	359,579
Melco Crown Entertainment Ltd. sponsored ADR	15,200	267,824
Wyndham Hotels & Resorts, Inc.	288	13,067
		899,911
Household Durables - 0.4%
Sony Corp. sponsored ADR	4,900	236,572
Internet & Direct Marketing Retail - 2.2%
Amazon.com, Inc. (b)	467	701,420
Yahoo!, Inc. (b)	7,750	449,035
		1,150,455
Specialty Retail - 0.6%
Lowe's Companies, Inc.	3,170	292,781

TOTAL CONSUMER DISCRETIONARY		2,579,719

CONSUMER STAPLES - 4.1%
Beverages - 0.5%
PepsiCo, Inc.	2,275	251,342
Food & Staples Retailing - 0.5%
Walmart, Inc.	2,773	258,305
Food Products - 2.0%
Bunge Ltd.	4,900	261,856
Darling International, Inc. (b)	8,500	163,540
JBS SA	84,000	251,193
Nestle SA sponsored ADR	4,850	392,656
		1,069,245
Household Products - 0.4%
Procter & Gamble Co.	2,376	218,402
Personal Products - 0.7%
Unilever NV:
(Certificaten Van Aandelen) (Bearer)	199	10,780
(NY Reg.)	6,450	347,010
		357,790
Tobacco - 0.0%
Altria Group, Inc.	72	3,556
British American Tobacco PLC (United Kingdom)	246	7,839
Imperial Tobacco Group PLC	68	2,060
Philip Morris International, Inc.	172	11,483
		24,938

TOTAL CONSUMER STAPLES		2,180,022

ENERGY - 4.7%
Oil, Gas & Consumable Fuels - 4.7%
Berry Petroleum Corp.	19,000	166,250
BP PLC sponsored ADR	6,600	250,272
Cabot Oil & Gas Corp.	9,700	216,795
Chevron Corp.	2,488	270,670
CNOOC Ltd. sponsored ADR	800	121,960
ConocoPhillips Co.	5,550	346,043
Enterprise Products Partners LP	25,000	614,750
Magnolia Oil & Gas Corp. Class A (b)	19,300	216,353
Phillips 66 Co.	100	8,615
Suncor Energy, Inc.	490	13,686
The Williams Companies, Inc.	12,400	273,420
Valero Energy Corp.	100	7,497
		2,506,311
FINANCIALS - 7.8%
Banks - 5.6%
Bank of America Corp.	23,936	589,783
Citigroup, Inc.	5,200	270,712
JPMorgan Chase & Co.	7,580	739,960
PNC Financial Services Group, Inc.	2,725	318,580
SunTrust Banks, Inc.	5,600	282,464
U.S. Bancorp	9,500	434,150
Wells Fargo & Co.	6,994	322,284
		2,957,933
Capital Markets - 0.4%
Goldman Sachs Group, Inc.	1,100	183,755
Diversified Financial Services - 1.2%
Berkshire Hathaway, Inc. Class B (b)	3,200	653,376
Insurance - 0.6%
Chubb Ltd.	2,347	303,185
MetLife, Inc.	295	12,113
		315,298

TOTAL FINANCIALS		4,110,362

HEALTH CARE - 5.3%
Biotechnology - 0.5%
Amgen, Inc.	1,428	277,989
Health Care Equipment & Supplies - 1.0%
Becton, Dickinson & Co.	1,112	250,556
Boston Scientific Corp. (b)	6,800	240,312
		490,868
Health Care Providers & Services - 1.3%
CVS Health Corp.	3,999	262,014
UnitedHealth Group, Inc.	1,755	437,206
		699,220
Pharmaceuticals - 2.5%
AstraZeneca PLC:
(United Kingdom)	34	2,538
sponsored ADR	5,650	214,587
Bristol-Myers Squibb Co.	5,100	265,098
Johnson & Johnson	1,625	209,706
Roche Holding AG:
(participation certificate)	13	3,227
sponsored ADR	12,050	374,514
Sanofi SA sponsored ADR	5,600	243,096
		1,312,766

TOTAL HEALTH CARE		2,780,843

INDUSTRIALS - 4.1%
Aerospace & Defense - 0.9%
Bombardier, Inc. Class B (sub. vtg.) (b)	97,700	145,276
General Dynamics Corp.	22	3,459
Northrop Grumman Corp.	715	175,104
United Technologies Corp.	1,591	169,410
		493,249
Air Freight & Logistics - 0.5%
Deutsche Post AG	274	7,483
United Parcel Service, Inc. Class B	2,300	224,319
		231,802
Airlines - 0.6%
Southwest Airlines Co.	7,000	325,360
Electrical Equipment - 0.4%
Fortive Corp.	2,800	189,448
Industrial Conglomerates - 1.0%
General Electric Co.	33,718	255,245
Honeywell International, Inc.	2,175	287,361
		542,606
Machinery - 0.4%
Ingersoll-Rand PLC	2,190	199,794
Road & Rail - 0.3%
Norfolk Southern Corp.	1,140	170,476

TOTAL INDUSTRIALS		2,152,735

INFORMATION TECHNOLOGY - 8.1%
Communications Equipment - 1.2%
Cisco Systems, Inc.	5,646	244,641
Telefonaktiebolaget LM Ericsson (B Shares) sponsored ADR	43,200	383,184
		627,825
Electronic Equipment & Components - 0.6%
Corning, Inc.	9,800	296,058
IT Services - 0.0%
Paychex, Inc.	54	3,518
Semiconductors & Semiconductor Equipment - 2.6%
Broadcom, Inc.	2,150	546,702
Intel Corp.	8,700	408,291
NXP Semiconductors NV	100	7,328
Qualcomm, Inc.	7,575	431,093
		1,393,414
Software - 1.8%
Micro Focus International PLC	251	4,397
Microsoft Corp.	9,342	948,867
		953,264
Technology Hardware, Storage & Peripherals - 1.9%
Apple, Inc.	6,417	1,012,218

TOTAL INFORMATION TECHNOLOGY		4,286,297

MATERIALS - 2.5%
Chemicals - 1.2%
DowDuPont, Inc.	6,433	344,037
LyondellBasell Industries NV Class A	97	8,067
Nutrien Ltd.	5,455	256,208
The Chemours Co. LLC	100	2,822
		611,134
Metals & Mining - 1.3%
BHP Billiton Ltd. sponsored ADR (c)	4,400	212,476
Franco-Nevada Corp.	7,100	497,863
		710,339

TOTAL MATERIALS		1,321,473

REAL ESTATE - 1.6%
Equity Real Estate Investment Trusts (REITs) - 1.6%
American Tower Corp.	194	30,689
Simon Property Group, Inc.	4,860	816,431
		847,120
UTILITIES - 1.6%
Electric Utilities - 0.8%
Exelon Corp.	3,946	177,965
Vistra Energy Corp. (b)	10,800	247,212
		425,177
Independent Power and Renewable Electricity Producers - 0.8%
NRG Energy, Inc.	5,000	198,000
NRG Yield, Inc. Class C	12,600	217,350
		415,350
Multi-Utilities - 0.0%
Ameren Corp.	100	6,523

TOTAL UTILITIES		847,050

TOTAL COMMON STOCKS
(Cost $26,074,939)		25,870,595

Nonconvertible Preferred Stocks - 0.4%
FINANCIALS - 0.4%
Banks - 0.4%
BB&T Corp. Series E, 5.625%	3,100	72,385
Wells Fargo & Co. 5.85%	5,300	130,221
		202,606
TOTAL NONCONVERTIBLE PREFERRED STOCKS
(Cost $200,656)		202,606
	Principal Amount	Value

Bank Loan Obligations - 5.0%
CONSUMER DISCRETIONARY - 0.8%
Diversified Consumer Services - 0.8%
Laureate Education, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 6.0266% 4/26/24 (d)(e)	390,000	381,615
FINANCIALS - 0.9%
Diversified Financial Services - 0.9%
Avolon TLB Borrower 1 (U.S.) LLC Tranche B3 1LN, term loan 3 month U.S. LIBOR + 2.000% 4.4701% 1/15/25 (d)(e)	503,004	482,466
INDUSTRIALS - 3.3%
Commercial Services & Supplies - 3.3%
Lineage Logistics Holdings, LLC. Tranche B, term loan 3 month U.S. LIBOR + 3.000% 5.5224% 2/27/25 (d)(e)	1,853,729	1,749,457
TOTAL BANK LOAN OBLIGATIONS
(Cost $2,707,463)		2,613,538
	Shares	Value

Fixed-Income Funds - 2.4%
iShares JPMorgan USD Emerging Markets Bond ETF
(Cost $1,301,390)	12,405	1,289,004
	Principal Amount	Value

Preferred Securities - 2.6%
FINANCIALS - 2.0%
Banks - 1.7%
Bank of America Corp.:
6.1% (d)(f)	150,000	150,429
6.25% (d)(f)	180,000	181,507
Citigroup, Inc. 5.9% (d)(f)	250,000	238,571
JPMorgan Chase & Co. 5.15% (d)(f)	175,000	166,894
Wells Fargo & Co. 5.875% (d)(f)	135,000	133,811
		871,212
Capital Markets - 0.3%
Goldman Sachs Group, Inc. 5.7% (d)(f)	170,000	167,159

TOTAL FINANCIALS		1,038,371

INDUSTRIALS - 0.6%
Industrial Conglomerates - 0.6%
General Electric Co. 5% (d)(f)	440,000	337,627
TOTAL PREFERRED SECURITIES
(Cost $1,403,888)		1,375,998
	Shares	Value

Money Market Funds - 1.4%
Fidelity Cash Central Fund, 2.42% (g)	553,475	553,586
Fidelity Securities Lending Cash Central Fund 2.41% (g)(h)	171,157	171,174
TOTAL MONEY MARKET FUNDS
(Cost $724,759)		724,760
TOTAL INVESTMENT IN SECURITIES - 101.7%
(Cost $53,797,441)		53,722,206
NET OTHER ASSETS (LIABILITIES) - (1.7)%		(894,208)
NET ASSETS - 100%		$52,827,998

Security Type Abbreviations

ETF – Exchange-Traded Fund

Legend

 (a) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $2,192,926 or 4.2% of net assets.

 (b) Non-income producing

 (c) Security or a portion of the security is on loan at period end.

 (d) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (e) Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.

 (f) Security is perpetual in nature with no stated maturity date.

 (g) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (h) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$7,806
Fidelity Securities Lending Cash Central Fund	1,214
Total	$9,020

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2018, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$2,258,663	$2,258,663	$--	$--
Consumer Discretionary	2,579,719	2,579,719	--	--
Consumer Staples	2,180,022	2,169,242	10,780	--
Energy	2,506,311	2,506,311	--	--
Financials	4,312,968	4,312,968	--	--
Health Care	2,780,843	2,775,078	5,765	--
Industrials	2,152,735	2,145,252	7,483	--
Information Technology	4,286,297	4,281,900	4,397	--
Materials	1,321,473	1,321,473	--	--
Real Estate	847,120	847,120	--	--
Utilities	847,050	847,050	--	--
Corporate Bonds	3,711,272	--	3,711,272	--
U.S. Government and Government Agency Obligations	17,920,132	--	17,920,132	--
Municipal Securities	14,301	--	14,301	--
Bank Loan Obligations	2,613,538	--	2,613,538	--
Fixed-Income Funds	1,289,004	1,289,004	--	--
Preferred Securities	1,375,998	--	1,375,998	--
Money Market Funds	724,760	724,760	--	--
Total Investments in Securities:	$53,722,206	$28,058,540	$25,663,666	$--

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	87.2%
Canada	3.3%
Switzerland	2.0%
United Kingdom	1.5%
Others (Individually Less Than 1%)	6.0%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		December 31, 2018
Assets
Investment in securities, at value (including securities loaned of $169,015) — See accompanying schedule: Unaffiliated issuers (cost $53,072,682)	$52,997,446
Fidelity Central Funds (cost $724,759)	724,760
Total Investment in Securities (cost $53,797,441)		$53,722,206
Cash		40,262
Foreign currency held at value (cost $57)		57
Receivable for investments sold		211,210
Receivable for fund shares sold		446,752
Dividends receivable		23,250
Interest receivable		149,194
Distributions receivable from Fidelity Central Funds		1,923
Prepaid expenses		69
Receivable from investment adviser for expense reductions		1,319
Other receivables		545
Total assets		54,596,787
Liabilities
Payable for investments purchased	$1,384,014
Payable for fund shares redeemed	105,702
Distributions payable	1,129
Accrued management fee	23,805
Distribution and service plan fees payable	10,255
Other affiliated payables	7,041
Other payables and accrued expenses	65,693
Collateral on securities loaned	171,150
Total liabilities		1,768,789
Net Assets		$52,827,998
Net Assets consist of:
Paid in capital		$54,127,617
Total distributable earnings (loss)		(1,299,619)
Net Assets		$52,827,998
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($9,513,477 ÷ 970,026 shares)		$9.81
Maximum offering price per share (100/96.00 of $9.81)		$10.22
Class M:
Net Asset Value and redemption price per share ($7,441,144 ÷ 758,713 shares)		$9.81
Maximum offering price per share (100/96.00 of $9.81)		$10.22
Class C:
Net Asset Value and offering price per share ($8,002,827 ÷ 816,912 shares)(a)		$9.80
Fidelity Multi-Asset Income Fund:
Net Asset Value, offering price and redemption price per share ($5,819,301 ÷ 593,100 shares)		$9.81
Class I:
Net Asset Value, offering price and redemption price per share ($21,903,721 ÷ 2,232,851 shares)		$9.81
Class Z:
Net Asset Value, offering price and redemption price per share ($147,528 ÷ 15,035 shares)		$9.81

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2018
Investment Income
Dividends		$637,284
Interest		935,485
Income from Fidelity Central Funds		9,020
Total income		1,581,789
Expenses
Management fee	$269,390
Transfer agent fees	59,798
Distribution and service plan fees	125,592
Accounting and security lending fees	23,895
Custodian fees and expenses	46,305
Independent trustees' fees and expenses	223
Registration fees	57,651
Audit	77,962
Legal	1,311
Miscellaneous	552
Total expenses before reductions	662,679
Expense reductions	(132,233)
Total expenses after reductions		530,446
Net investment income (loss)		1,051,343
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(572,294)
Fidelity Central Funds	(90)
Foreign currency transactions	(517)
Total net realized gain (loss)		(572,901)
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(2,193,345)
Fidelity Central Funds	(1)
Assets and liabilities in foreign currencies	1,521
Total change in net unrealized appreciation (depreciation)		(2,191,825)
Net gain (loss)		(2,764,726)
Net increase (decrease) in net assets resulting from operations		$(1,713,383)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2018	Year ended December 31, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$1,051,343	$1,129,073
Net realized gain (loss)	(572,901)	(5,879)
Change in net unrealized appreciation (depreciation)	(2,191,825)	1,578,368
Net increase (decrease) in net assets resulting from operations	(1,713,383)	2,701,562
Distributions to shareholders	(1,284,010)	–
Distributions to shareholders from net investment income	–	(979,338)
Distributions to shareholders from net realized gain	–	(316,549)
Distributions to shareholders from tax return of capital	–	(197,409)
Total distributions	(1,284,010)	(1,493,296)
Share transactions - net increase (decrease)	6,963,706	3,704,957
Total increase (decrease) in net assets	3,966,313	4,913,223
Net Assets
Beginning of period	48,861,685	43,948,462
End of period	$52,827,998	$48,861,685
Other Information
Distributions in excess of net investment income end of period		$(51,726)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Advisor Multi-Asset Income Fund Class A

Years ended December 31,	2018	2017	2016	2015 A
Selected Per–Share Data
Net asset value, beginning of period	$10.41	$10.14	$9.91	$10.00
Income from Investment Operations
Net investment income (loss)B	.223	.243	.438C	.097
Net realized and unrealized gain (loss)	(.558)	.348	.584	(.060)
Total from investment operations	(.335)	.591	1.022	.037
Distributions from net investment income	(.207)D	(.210)	(.439)	(.096)
Distributions from net realized gain	(.058)D	(.069)	(.353)	(.031)
Tax return of capital	–	(.042)	–	–
Total distributions	(.265)	(.321)	(.792)	(.127)
Net asset value, end of period	$9.81	$10.41	$10.14	$9.91
Total ReturnE,F,G	(3.25)%	5.94%	10.55%	.36%
Ratios to Average Net AssetsH,I
Expenses before reductions	1.38%	1.38%	1.73%	2.10%J
Expenses net of fee waivers, if any	1.10%	1.10%	1.10%	1.10%J
Expenses net of all reductions	1.08%	1.09%	1.10%	1.10%J
Net investment income (loss)	2.19%	2.38%	4.32%C	3.10%J
Supplemental Data
Net assets, end of period (000 omitted)	$9,513	$10,443	$9,524	$6,284
Portfolio turnover rateK	367%	299%	239%	71%L

 A For the period September 9, 2015 (commencement of operations) to December 31, 2015.

 B Calculated based on average shares outstanding during the period.

 C Net investment income per share reflects a large, non-recurring dividend which amounted to $.031 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 4.01%.

 D The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 E Total returns for periods of less than one year are not annualized.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Total returns do not include the effect of the sales charges.

 H Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 J Annualized

 K Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 L Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Multi-Asset Income Fund Class M

Years ended December 31,	2018	2017	2016	2015 A
Selected Per–Share Data
Net asset value, beginning of period	$10.41	$10.14	$9.91	$10.00
Income from Investment Operations
Net investment income (loss)B	.223	.243	.439C	.097
Net realized and unrealized gain (loss)	(.558)	.348	.583	(.060)
Total from investment operations	(.335)	.591	1.022	.037
Distributions from net investment income	(.207)D	(.210)	(.439)	(.096)
Distributions from net realized gain	(.058)D	(.069)	(.353)	(.031)
Tax return of capital	–	(.042)	–	–
Total distributions	(.265)	(.321)	(.792)	(.127)
Net asset value, end of period	$9.81	$10.41	$10.14	$9.91
Total ReturnE,F,G	(3.25)%	5.94%	10.55%	.36%
Ratios to Average Net AssetsH,I
Expenses before reductions	1.40%	1.40%	1.75%	2.11%J
Expenses net of fee waivers, if any	1.10%	1.10%	1.10%	1.10%J
Expenses net of all reductions	1.08%	1.09%	1.10%	1.10%J
Net investment income (loss)	2.19%	2.38%	4.32%C	3.10%J
Supplemental Data
Net assets, end of period (000 omitted)	$7,441	$7,511	$7,171	$5,578
Portfolio turnover rateK	367%	299%	239%	71%L

 A For the period September 9, 2015 (commencement of operations) to December 31, 2015.

 B Calculated based on average shares outstanding during the period.

 C Net investment income per share reflects a large, non-recurring dividend which amounted to $.031 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 4.01%.

 D The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 E Total returns for periods of less than one year are not annualized.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Total returns do not include the effect of the sales charges.

 H Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 J Annualized

 K Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 L Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Multi-Asset Income Fund Class C

Years ended December 31,	2018	2017	2016	2015 A
Selected Per–Share Data
Net asset value, beginning of period	$10.41	$10.14	$9.91	$10.00
Income from Investment Operations
Net investment income (loss)B	.147	.166	.363C	.074
Net realized and unrealized gain (loss)	(.561)	.351	.583	(.059)
Total from investment operations	(.414)	.517	.946	.015
Distributions from net investment income	(.138)D	(.148)	(.363)	(.074)
Distributions from net realized gain	(.058)D	(.069)	(.353)	(.031)
Tax return of capital	–	(.030)	–	–
Total distributions	(.196)	(.247)	(.716)	(.105)
Net asset value, end of period	$9.80	$10.41	$10.14	$9.91
Total ReturnE,F,G	(4.00)%	5.18%	9.74%	.14%
Ratios to Average Net AssetsH,I
Expenses before reductions	2.14%	2.14%	2.50%	2.86%J
Expenses net of fee waivers, if any	1.85%	1.85%	1.85%	1.85%J
Expenses net of all reductions	1.83%	1.84%	1.85%	1.85%J
Net investment income (loss)	1.44%	1.63%	3.57%C	2.35%J
Supplemental Data
Net assets, end of period (000 omitted)	$8,003	$8,683	$7,162	$5,468
Portfolio turnover rateK	367%	299%	239%	71%L

 A For the period September 9, 2015 (commencement of operations) to December 31, 2015.

 B Calculated based on average shares outstanding during the period.

 C Net investment income per share reflects a large, non-recurring dividend which amounted to $.031 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 3.26%.

 D The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 E Total returns for periods of less than one year are not annualized.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Total returns do not include the effect of the contingent deferred sales charge.

 H Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 J Annualized

 K Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 L Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Fidelity Multi-Asset Income Fund

Year ended December 31,	2018 A
Selected Per–Share Data
Net asset value, beginning of period	$10.00
Income from Investment Operations
Net investment income (loss)B	.168
Net realized and unrealized gain (loss)	(.135)
Total from investment operations	.033
Distributions from net investment income	(.165)C
Distributions from net realized gain	(.058)C
Total distributions	(.223)
Net asset value, end of period	$9.81
Total ReturnD,E	.30%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.05%H
Expenses net of fee waivers, if any	.85%H
Expenses net of all reductions	.84%H
Net investment income (loss)	2.17%H
Supplemental Data
Net assets, end of period (000 omitted)	$5,819
Portfolio turnover rateI	367%

 A For the period March 28, 2018 (commencement of sale of shares) to December 31, 2018.

 B Calculated based on average shares outstanding during the period.

 C The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Annualized

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Multi-Asset Income Fund Class I

Years ended December 31,	2018	2017	2016	2015 A
Selected Per–Share Data
Net asset value, beginning of period	$10.41	$10.14	$9.92	$10.00
Income from Investment Operations
Net investment income (loss)B	.249	.268	.464C	.104
Net realized and unrealized gain (loss)	(.558)	.349	.573	(.050)
Total from investment operations	(.309)	.617	1.037	.054
Distributions from net investment income	(.233)D	(.231)	(.464)	(.103)
Distributions from net realized gain	(.058)D	(.069)	(.353)	(.031)
Tax return of capital	–	(.047)	–	–
Total distributions	(.291)	(.347)	(.817)	(.134)
Net asset value, end of period	$9.81	$10.41	$10.14	$9.92
Total ReturnE,F	(3.01)%	6.20%	10.72%	.54%
Ratios to Average Net AssetsG,H
Expenses before reductions	1.08%	1.10%	1.47%	1.80%I
Expenses net of fee waivers, if any	.85%	.85%	.85%	.85%I
Expenses net of all reductions	.83%	.84%	.85%	.85%I
Net investment income (loss)	2.44%	2.63%	4.57%C	3.35%I
Supplemental Data
Net assets, end of period (000 omitted)	$21,904	$22,224	$20,092	$21,614
Portfolio turnover rateJ	367%	299%	239%	71%K

 A For the period September 9, 2015 (commencement of operations) to December 31, 2015.

 B Calculated based on average shares outstanding during the period.

 C Net investment income per share reflects a large, non-recurring dividend which amounted to $.031 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 4.26%.

 D The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 E Total returns for periods of less than one year are not annualized.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Annualized

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 K Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Multi-Asset Income Fund Class Z

Year ended December 31,	2018 A
Selected Per–Share Data
Net asset value, beginning of period	$10.37
Income from Investment Operations
Net investment income (loss)B	.052
Net realized and unrealized gain (loss)	(.515)
Total from investment operations	(.463)
Distributions from net investment income	(.039)C
Distributions from net realized gain	(.058)C
Total distributions	(.097)
Net asset value, end of period	$9.81
Total ReturnD,E	(4.46)%
Ratios to Average Net AssetsF,G
Expenses before reductions	.89%H
Expenses net of fee waivers, if any	.76%H
Expenses net of all reductions	.74%H
Net investment income (loss)	2.04%H
Supplemental Data
Net assets, end of period (000 omitted)	$148
Portfolio turnover rateI	367%

 A For the period October 2, 2018 (commencement of sale of shares) to December 31, 2018.

 B Calculated based on average shares outstanding during the period.

 C The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Annualized

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended December 31, 2018

1. Organization.

Fidelity Advisor Multi-Asset Income Fund (the Fund) is a fund of Fidelity School Street Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund commenced sale of Fidelity Multi-Asset Income Fund on March 28, 2018 and Class Z shares on October 2, 2018. The Fund offers Class A, Class M, Class C, Fidelity Multi-Asset Income Fund, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds, bank loan obligations, municipal securities, preferred securities and U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

ETFs are valued at their last sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day but the exchange reports a closing bid level, ETFs are valued at the closing bid and would be categorized as Level 1 in the hierarchy. In the event there was no closing bid, ETFs may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and may be categorized as Level 2 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of December 31, 2018 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. The principal amount on inflation-indexed securities is periodically adjusted to the rate of inflation and interest is accrued based on the principal amount. The adjustments to principal due to inflation are reflected as increases or decreases to Interest in the accompanying Statement of Operations. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2018, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences resulted in distribution reclassifications.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain conversion ratio adjustments, equity-debt classifications, partnerships and losses deferred due to wash sales and excise tax regulations.

For the period ended December 31, 2017, the Fund's distributions exceeded the aggregate amount of taxable income and net realized gains resulting in a return of capital for tax purposes. This was due to reductions in taxable income available for distribution after certain distributions had been made.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$1,139,425
Gross unrealized depreciation	(1,671,060)
Net unrealized appreciation (depreciation)	$(531,635)
Tax Cost	$54,253,841

The tax-based components of distributable earnings as of period end were as follows:

Net unrealized appreciation (depreciation) on securities and other investments	$(530,080)

The Fund intends to elect to defer to its next fiscal year $702,001 of capital losses recognized during the period November 1, 2018 to December 31, 2018.

The tax character of distributions paid was as follows:

	December 31, 2018	December 31, 2017
Ordinary Income	$978,141	$ 1,291,299
Long-term Capital Gains	305,869	4,588
Tax Return of Capital	–	197,409
Total	$1,284,010	$ 1,493,296

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. The Fund invests in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. These instruments may be in the form of loans, trade claims or other receivables and may include standby financing commitments such as revolving credit facilities that obligate the Fund to supply additional cash to the borrower on demand. Loans may be acquired through assignment or participation. The Fund did not have any unfunded loan commitments, which are contractual obligations for future funding, at period end.

New Rule Issuance. During August 2018, the U.S. Securities and Exchange Commission issued Final Rule Release No. 33-10532, Disclosure Update and Simplification. This Final Rule includes amendments specific to registered investment companies that are intended to eliminate overlap in disclosure requirements between Regulation S-X and GAAP. In accordance with these amendments, certain line-items in the Fund's financial statements have been combined or removed for the current period as outlined in the table below.

Financial Statement	Current Line-Item Presentation	Prior Line-Item Presentation
Statement of Assets and Liabilities	Total distributable earnings (loss)	Undistributed/Distributions in excess of/Accumulated net investment income (loss) Accumulated/Undistributed net realized gain (loss) Net unrealized appreciation (depreciation)
Statement of Changes in Net Assets	N/A - removed	Undistributed/Distributions in excess of/Accumulated net investment income (loss) end of period
Statement of Changes in Net Assets	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain
Distributions to Shareholders Note to Financial Statements	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $136,262,085 and $133,058,600, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .11% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .56% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$25,436	$13,754
Class M	-%	.25%	18,367	11,331
Class C	.75%	.25%	81,789	60,031
			$125,592	$85,116

Sales Load. FDC may receive a front-end sales charge of up to 4.00% for selling Class A shares and Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$992
Class C(a)	1,792
$2,784

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$14,535.14
Class M	11,863.16
Class C	12,166.15
Fidelity Multi-Asset Income Fund	2,145	.11(a)
Class I	19,072.09
Class Z	17	.05(a)
	$59,798

 (a) Annualized

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions. For the period, the fees were equivalent to an annual rate of .05%.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $2,252 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $128 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $1,214. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

The investment adviser contractually agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of class-level average net assets as noted in the table below. This reimbursement will remain in place through April 30, 2020. Some expenses, for example the compensation of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement
Class A	1.10%	$28,217
Class M	1.10%	21,781
Class C	1.85%	23,342
Fidelity Multi-Asset Income Fund	.85%	3,817
Class I	.85%	47,320
Class Z	.76%	43
		$124,520

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $7,426 for the period.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $287.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended December 31, 2018(a)	Year ended December 31, 2017
Distributions to shareholders
Class A	$264,409	$–
Class M	191,413	–
Class C	157,555	–
Fidelity Multi-Asset Income Fund	68,751	–
Class I	600,501	–
Class Z	1,381	–
Total	$1,284,010	$–
From net investment income
Class A	$–	$211,541
Class M	–	151,601
Class C	–	113,557
Class I	–	502,639
Total	$–	$979,338
Tax return of capital
Class A	$–	$42,677
Class M	–	30,572
Class C	–	23,017
Class I	–	101,143
Total	$–	$197,409
From net realized gain
Class A	$–	$66,072
Class M	–	49,793
Class C	–	50,566
Class I	–	150,118
Total	$–	$316,549

 (a) Distributions for Fidelity Multi-Asset Income Fund are for the period March 28, 2018 (commencement of sale of shares) to December 31, 2018. Distributions for Class Z are for the period October 2, 2018 (commencement of sales of shares) to December 31, 2018.

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended December 31, 2018 (a)	Year ended December 31, 2017	Year ended December 31, 2018 (a)	Year ended December 31, 2017
Class A
Shares sold	119,686	344,462	$1,223,027	$3,517,808
Reinvestment of distributions	26,241	30,807	264,261	314,876
Shares redeemed	(178,964)	(311,632)	(1,790,397)	(3,174,452)
Net increase (decrease)	(33,037)	63,637	$(303,109)	$658,232
Class M
Shares sold	74,344	43,193	$738,489	$440,963
Reinvestment of distributions	18,263	21,990	183,865	224,769
Shares redeemed	(55,304)	(51,024)	(561,617)	(522,294)
Net increase (decrease)	37,303	14,159	$360,737	$143,438
Class C
Shares sold	57,671	200,547	$586,512	$2,048,191
Reinvestment of distributions	15,543	18,246	155,749	186,420
Shares redeemed	(90,586)	(90,999)	(938,179)	(928,998)
Net increase (decrease)	(17,372)	127,794	$(195,918)	$1,305,613
Fidelity Multi-Asset Income Fund
Shares sold	658,249	–	$6,665,457	$–
Reinvestment of distributions	6,629	–	65,822	–
Shares redeemed	(71,778)	–	(722,492)	–
Net increase (decrease)	593,100	–	$6,008,787	$–
Class I
Shares sold	405,246	808,249	$4,092,145	$8,267,924
Reinvestment of distributions	58,126	68,411	585,667	699,228
Shares redeemed	(364,622)	(724,025)	(3,738,778)	(7,369,478)
Net increase (decrease)	98,750	152,635	$939,034	$1,597,674
Class Z
Shares sold	14,940	–	$153,237	$–
Reinvestment of distributions	95	–	938	–
Net increase (decrease)	15,035	–	$154,175	$–

 (a) Share transactions for Fidelity Multi-Asset Income Fund are for the period March 28, 2018 (commencement of sale of shares) to December 31, 2018. Share transactions for Class Z are for the period October 2, 2018 (commencement of sales of shares) to December 31, 2018.

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 39% of the total outstanding shares of the Fund.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity School Street Trust and Shareholders of Fidelity Advisor Multi-Asset Income Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Advisor Multi-Asset Income Fund (one of the funds constituting Fidelity School Street Trust, referred to hereafter as the "Fund") as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statement of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian, agent banks and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 19, 2019

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 260 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Arthur E. Johnson serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-present) and Chairman and Director of FMR (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of FMR (2001-2005), a Trustee of other investment companies advised by FMR, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds. Ms. McAuliffe previously served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company). Earlier roles at FIL included Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo. Ms. McAuliffe also was the Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe is also a director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement in April 2012, Ms. Acton was Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011), and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board of Directors and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Previously, Ms. Acton served as a Member of the Advisory Board of certain Fidelity® funds (2013-2016).

Ann E. Dunwoody (1953)

Year of Election or Appointment: 2018

Trustee

General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). She is the President of First to Four LLC (leadership and mentoring services, 2012-present). She also serves as a member of the Board of Directors and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor, and aerospace systems, 2013-present), Board of Directors and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and Board of Directors of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a Member of the Advisory Board of certain Fidelity® funds (2018), a member of the Board of Directors and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board of Directors, Chair of the Nomination and Governance Committee and member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Board of Directors of the Army Historical Foundation (2015-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present) and a member of the Board of Trustees of Florida Institute of Technology (2015-present) and ThanksUSA (military family education non-profit, 2014-present).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. He serves on the board of directors for Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-present) and K12 Inc. (technology-based education company, 2012-present). Previously, Mr. Engler served as interim president of Michigan State University (2018-2019), a Member of the Advisory Board of certain Fidelity® funds (2014-2016), president of the Business Roundtable (2011-2017), a trustee of The Munder Funds (2003-2014), president and CEO of the National Association of Manufacturers (2004-2011), member of the Board of Trustees of the Annie E. Casey Foundation (2004-2015), and as governor of Michigan (1991-2003). He is a past chairman of the National Governors Association.

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Mr. Gartland is Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-present). Previously, Mr. Gartland served as a partner and investor of Vietnam Partners LLC (investments and consulting, 2008-2011). Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007), and Chase Manhattan Bank (1975-1978).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Mr. Johnson serves as a member of the Board of Directors of Eaton Corporation plc (diversified power management, 2009-present) and Booz Allen Hamilton (management consulting, 2011-present). Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). He previously served on the Board of Directors of IKON Office Solutions, Inc. (1999-2008), AGL Resources, Inc. (holding company, 2002-2016), and Delta Airlines (2005-2007). Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Vice Chairman of the Independent Trustees

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management. Before joining Credit Suisse, he was an Executive Vice President and Chief Investment Officer for Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager and Research Analyst, and Mr. Kenneally was awarded the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company (pipeline and tanker operations). Ms. Knowles currently serves as a Director and Chairman of the Audit Committee of McKesson Corporation (healthcare service, since 2002). Ms. Knowles is a member of the Board of the Santa Catalina Island Company (real estate, 2009-present). Ms. Knowles is a Member of the Investment Company Institute Board of Governors and a Member of the Governing Council of the Independent Directors Council (2014-present). She also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Previously, Ms. Knowles served as a Director of Phelps Dodge Corporation (copper mining and manufacturing, 1994-2007), URS Corporation (engineering and construction, 2000-2003) and America West (airline, 1999-2002). Ms. Knowles previously served as Chairman (2015-2018) and Vice Chairman (2012-2015) of the Independent Trustees of certain Fidelity® funds.

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Mr. Murray is Vice Chairman (2013-present) of Meijer, Inc. (regional retail chain). Previously, Mr. Murray served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Chief Executive Officer (2013-2016) and President (2006-2013) of Meijer, Inc. Mr. Murray serves as a member of the Board of Directors and Nuclear Review and Public Policy and Responsibility Committees of DTE Energy Company (diversified energy company, 2009-present). Mr. Murray also serves as a member of the Board of Directors of Spectrum Health (not-for-profit health system, 2015-present). Mr. Murray previously served as President of Grand Valley State University (2001-2006), Treasurer for the State of Michigan (1999-2001), Vice President of Finance and Administration for Michigan State University (1998-1999), and a member of the Board of Directors and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray is also a director or trustee of many community and professional organizations.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2018

Secretary and Chief Legal Officer (CLO)

Mr. Coffey also serves as Secretary and CLO of other funds. Mr. Coffey serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-present); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Assistant Secretary of certain funds (2009-2018) and as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John B. McGinty, Jr. (1962)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. McGinty also serves as Chief Compliance Officer of other funds. Mr. McGinty is Senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2016-present). Mr. McGinty previously served as Vice President, Senior Attorney at Eaton Vance Management (investment management firm, 2015-2016), and prior to Eaton Vance as global CCO for all firm operations and registered investment companies at GMO LLC (investment management firm, 2009-2015). Before joining GMO LLC, Mr. McGinty served as Senior Vice President, Deputy General Counsel for Fidelity Investments (2007-2009).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2015

Assistant Secretary

Mr. Pogorelec also serves as Assistant Secretary of other funds. Mr. Pogorelec serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2006-present).

Nancy D. Prior (1967)

Year of Election or Appointment: 2014

Vice President

Ms. Prior also serves as Vice President of other funds. Ms. Prior serves as President Fixed Income, High Income/Emerging Market Debt and Multi Asset Class Strategies of FIAM LLC (2018-present), President (2016-present) and Director (2014-present) of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm), President, Fixed Income (2014-present), and is an employee of Fidelity Investments (2002-present). Previously, Ms. Prior served as Vice Chairman of FIAM LLC (investment adviser firm, 2014-2018), a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-2018), President Multi-Asset Class Strategies of FMR's Global Asset Allocation Division (2017-2018), Vice President of Fidelity's Money Market Funds (2012-2014), President, Money Market and Short Duration Bond Group of Fidelity Management & Research (FMR) (investment adviser firm, 2013-2014), President, Money Market Group of FMR (2011-2013), Managing Director of Research (2009-2011), Senior Vice President and Deputy General Counsel (2007-2009), and Assistant Secretary of certain Fidelity® funds (2008-2009).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The actual expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2018 to December 31, 2018) for Class A, Class M, Class C, Fidelity Multi-Asset Income Fund and Class I and for the period (October 2, 2018 to December 31, 2018) for Class Z. The hypothetical expense Example is based on an investment of $1,000 invested for the one-half year period (July 1, 2018 to December 31, 2018).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value	Ending Account Value December 31, 2018	Expenses Paid During Period
Class A	1.10%
Actual		$1,000.00	$977.10	$5.48-B
Hypothetical-C		$1,000.00	$1,019.66	$5.60-D
Class M	1.10%
Actual		$1,000.00	$977.10	$5.48-B
Hypothetical-C		$1,000.00	$1,019.66	$5.60-D
Class C	1.85%
Actual		$1,000.00	$973.90	$9.20-B
Hypothetical-C		$1,000.00	$1,015.88	$9.40-D
Fidelity Multi-Asset Income Fund	.85%
Actual		$1,000.00	$978.30	$4.24-B
Hypothetical-C		$1,000.00	$1,020.92	$4.33-D
Class I	.85%
Actual		$1,000.00	$978.30	$4.24-B
Hypothetical-C		$1,000.00	$1,020.92	$4.33-D
Class Z	.76%
Actual		$1,000.00	$955.40	$1.85-B
Hypothetical-C		$1,000.00	$1,021.37	$3.87-D

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Actual expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period) for Class A, Class M, Class C, Fidelity Multi-Asset Income Fund and Class I and multiplied by 91/365 (to reflect the period October 2, 2018 to December 31, 2018) for Class Z.

 C 5% return per year before expenses

 D Hypothetical expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Distributions (Unaudited)

The fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2018, $305,869 or, if subsequently determined to be different, the net capital gain of such year.

A total of 34.38% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $555,622 of distributions paid during the period January 1, 2018 to December 31, 2018 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

A percentage of the dividends distributed during the fiscal year qualify for the dividends–received deduction for corporate shareholders:

	Class A	Class M	Class C	Fidelity Multi-Asset Income	Class I	Class Z
January, 2018	31%	31%	51%	–	26%	–
February, 2018	31%	31%	38%	–	29%	–
March, 2018	31%	31%	44%	100%	28%	–
April, 2018	30%	30%	45%	41%	27%	–
May, 2018	30%	30%	40%	45%	28%	–
June, 2018	31%	31%	45%	31%	27%	–
July, 2018	31%	31%	53%	27%	27%	–
August, 2018	30%	31%	46%	30%	28%	–
September, 2018	31%	31%	53%	29%	27%	–
October, 2018	31%	31%	57%	28%	26%	42%
November, 2018	35%	35%	100%	26%	25%	21%
December, 2018	30%	32%	44%	31%	28%	25%

A percentage of the dividends distributed during the fiscal year may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

	Class A	Class M	Class C	Fidelity Multi-Asset Income	Class I	Class Z
January, 2018	36%	36%	58%	–	30%	–
February, 2018	36%	36%	43%	–	33%	–
March, 2018	35%	35%	50%	100%	31%	–
April, 2018	35%	35%	51%	47%	31%	–
May, 2018	34%	34%	45%	51%	32%	–
June, 2018	35%	35%	52%	35%	31%	–
July, 2018	35%	35%	60%	31%	31%	–
August, 2018	35%	35%	52%	35%	31%	–
September, 2018	35%	35%	60%	33%	31%	–
October, 2018	35%	35%	65%	32%	30%	48%
November, 2018	41%	41%	100%	29%	29%	24%
December, 2018	34%	36%	50%	35%	32%	28%

The fund will notify shareholders in January 2019 of amounts for use in preparing 2018 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Multi-Asset Income Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established four standing committees (Committees) — Operations, Audit, Fair Valuation, and Governance and Nominating — each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all of the Independent Trustees are members, meets regularly throughout the year and considers, among other matters, information specifically related to the annual consideration of the renewal of the fund's Advisory Contracts. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its September 2018 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) reducing management fees and total expenses for certain growth equity funds and index funds; (vii) lowering expense caps for certain existing funds and classes, and converting certain voluntary expense caps to contractual caps, to reduce expenses borne by shareholders; (viii) eliminating short-term redemption fees for funds that had such fees; (ix) rationalizing product lines and gaining increased efficiencies from fund mergers and share class consolidations; (x) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (xi) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there was a portfolio management change for the fund in January 2018.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against one or more appropriate securities market indices, including a customized blended index that reflects the respective weights of the fund's asset classes (each a "benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance at meetings throughout the year, the Board gave particular attention to information indicating underperformance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for such underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on gross performance (before fees and expenses but after transaction costs) compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and on net performance (after fees and expenses) compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; expectations for interest rate levels and credit conditions; issuer-specific information including credit quality; and fund cash flows and other factors. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-year period.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month (or shorter) periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and was considered by the Board.

Fidelity Advisor Multi-Asset Income Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2017.

The Board noted that it and the boards of other Fidelity funds formed an ad hoc Committee on Group Fee, which meets periodically, to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A, Class M, and Class I ranked below the competitive median for 2017, and the total expense ratio of Class C ranked equal to the competitive median for 2017.

The Board further considered that FMR has contractually agreed to reimburse Class A, Class M, Class C, Class I, and the retail class of the fund to the extent that total operating expenses (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, fees and expenses of the Independent Trustees, proxy and shareholder meeting expenses, extraordinary expenses, and acquired fund fees and expenses, if any), as a percentage of their respective average net assets, exceed 1.10%, 1.10%, 1.85%, 0.85%, and 0.85% through February 29, 2020.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the fund's business. The Board noted that changes to fall-out benefits year-over-year reflect business developments at Fidelity's various businesses.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus the assets of sector funds previously under FMR's management). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, the allocation of various costs to different funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, including its effects on fund profitability, the rationale for the compensation structure, and the extent to which current market conditions have affected retention and recruitment; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds and the treatment of such compensation within Fidelity's fund profitability methodology; (v) the terms of Fidelity's voluntary expense limitation agreements; (vi) the methodology with respect to competitive fund data and peer group classifications; (vii) Fidelity's transfer agent fee, expense, and service structures for different funds and classes relative to competitive trends, and the impact of the increased use of omnibus accounts; (viii) new developments in the retail and institutional marketplaces and the competitive positioning of the funds relative to other investment products and services; (ix) the impact of recent changes to the money market fund landscape, including the full implementation of money market fund reform and rising interest rates, on Fidelity's money market funds; (x) the funds' share class structures and distribution channels; and (xi) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends and methodologies for total expense competitive comparisons, and actions that might be taken by Fidelity to reduce total expense ratios for certain classes. In addition, the Board considered its discussions with Fidelity throughout the year regarding enhanced information security initiatives and the funds' fair valuation policies.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

AMAI-ANN-0219
1.9865887.103

Fidelity® Multi-Asset Income Fund Annual Report December 31, 2018 Fidelity® Multi-Asset Income Fund is a class of Fidelity Advisor® Multi-Asset Income Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
Brokerage, Mutual Fund, or Annuity Contracts:	fidelity.com/mailpreferences	1-800-343-3548
Employer Provided Retirement Accounts:	netbenefits.fidelity.com/preferences (choose 'no' under Required Disclosures to continue to print)	1-800-343-0860
Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2019 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended December 31, 2018	Past 1 year	Life of fundA
Fidelity® Multi-Asset Income Fund	(3.02)%	4.21%

 A From September 9, 2015

 The initial offering of Fidelity® Multi-Asset Income Fund shares took place on March 28, 2018. Returns prior to March 28, 2018 are those of Class I.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Multi-Asset Income Fund, a class of the fund, on September 9, 2015, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg Barclays U.S. Aggregate Bond Index performed over the same period.

See above for additional information regarding the performance of Fidelity® Multi-Asset Income Fund.

Period Ending Values
$11,464	Fidelity® Multi-Asset Income Fund
$10,618	Bloomberg Barclays U.S. Aggregate Bond Index

Management's Discussion of Fund Performance

Market Recap:  A gain for the 10th consecutive year proved elusive for U.S. stocks in 2018, as the S&P 500® index returned -4.38% for the year after reversing course (-14%) in the fourth quarter. The retreat was in sharp contrast to the index’s steady climb from May into September, when it achieved a record close. As the fourth quarter began, rising U.S. Treasury yields and concern about peaking corporate earnings growth sent many investors fleeing from risk assets as they were still dealing with lingering uncertainty related to global trade and the U.S. Federal Reserve picking up the pace of interest rate hikes. The index returned -6.84% in October, at the time its largest monthly drop in seven years. But things got worse in December, as jitters about the economy and another hike in rates led to a spike in volatility and a -9% result for the month. International equities had an even tougher year, with escalating trade tension, disappointing economic growth in Europe and China, and a surging U.S. dollar resulting in the MSCI ACWI (All Country World Index) ex USA Index returning -14.04%. In fixed-income, U.S. taxable investment-grade bonds returned 0.01%, according to the Bloomberg Barclays U.S. Aggregate Bond Index, as the backup in yields seen for most of the year reversed course in the fourth quarter and credit spreads widened considerably. Within the Bloomberg Barclays index, U.S. Treasuries (+0.86%) topped investment-grade corporates (-2.51%). Outside the index, most non-core fixed-income segments lost ground in 2018.

Comments from Portfolio Manager Adam Kramer:  For the year, the fund’s share classes (excluding sales charges, if applicable) returned roughly -3% to -4%, lagging the -1.90% result of the Composite index, a 50/50 blend of the S&P 500® index and the Bloomberg Barclays U.S. Aggregate Bond Index. Security selection detracted from the fund's performance versus the Composite index, most notably in the equities subportfolio, which was underexposed to many top-performing growth stocks. A non-index allocation to convertible securities and lack of exposure to mortgage-backed securities also hurt our relative result. Noteworthy individual detractors included untimely ownership of e-commerce giant Amazon.com. We didn’t own Amazon for much of the year because it doesn’t pay a dividend, and I didn’t see much value in the stock price. This decision cost the fund because better-than-expected earnings drove a roughly 28% gain for the stock in 2018, but we largely missed out. I built a position in Amazon during its late-year pullback, but my timing was such that the fund’s investments returned about -12%. Elsewhere, a small non-index stake in common stock and convertible securities issued by Scorpio Tankers, a large gasoline tanker company, declined amid weak demand for transport services. We eliminated Scorpio from the portfolio by year-end. Conversely, the biggest boost came from our overweighting in U.S. Treasuries, mainly five- and 10-year issues. Treasuries/government debt represented about 42% of fund assets, on average, in 2018, compared with 21% for the Composite index.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Five Holdings as of December 31, 2018

(by issuer, excluding cash equivalents)	% of fund's net assets
U.S. Treasury Obligations	33.9
Lineage Logistics Holdings, LLC.	3.3
Apple, Inc.	1.9
Microsoft Corp.	1.8
Bank of America Corp.	1.7
42.6

Top Five Market Sectors as of December 31, 2018

% of fund's net assets
Financials	11.3
Industrials	8.9
Information Technology	8.1
Health Care	7.7
Consumer Discretionary	7.7

Quality Diversification (% of fund's net assets)

As of December 31, 2018
U.S. Government and U.S. Government Agency Obligations	33.9%
BBB	2.5%
BB	5.3%
B	4.2%
CCC,CC,C	1.4%
Not Rated	1.2%
Equities	51.8%
Short-Term Investments and Net Other Assets*	(0.3)%

 * Short-Term Investments and Net Other Assets (Liabilities) are not included in the pie chart

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Asset Allocation (% of fund's net assets)

As of December 31, 2018*
Preferred Securities	2.6%
Corporate Bonds	7.0%
U.S. Government and U.S. Government Agency Obligations	33.9%
Bank Loan Obligations	5.0%
Stocks	49.4%
Other Investments	2.4%
Short-Term Investments and Net Other Assets (Liabilities)**	(0.3)%

 * Foreign investments - 12.8%

 ** Short-Term Investments and Net Other Assets (Liabilities) are not included in the pie chart

Schedule of Investments December 31, 2018

Showing Percentage of Net Assets

Corporate Bonds - 7.0%
	Principal Amount	Value
Convertible Bonds - 1.2%
COMMUNICATION SERVICES - 0.4%
Interactive Media & Services - 0.4%
Weibo Corp. 1.25% 11/15/22 (a)	$201,000	$183,137
CONSUMER DISCRETIONARY - 0.8%
Internet & Direct Marketing Retail - 0.8%
MercadoLibre, Inc. 2% 8/15/28 (a)	494,000	444,600

TOTAL CONVERTIBLE BONDS		627,737

Nonconvertible Bonds - 5.8%
COMMUNICATION SERVICES - 0.1%
Media - 0.0%
Charter Communications Operating LLC/Charter Communications Operating Capital Corp. 4.908% 7/23/25	5,000	4,970
Time Warner Cable, Inc. 6.55% 5/1/37	5,000	5,136
		10,106
Wireless Telecommunication Services - 0.1%
Sprint Communications, Inc. 7% 3/1/20 (a)	25,000	25,625
TOTAL COMMUNICATION SERVICES		35,731
CONSUMER DISCRETIONARY - 1.2%
Diversified Consumer Services - 0.5%
Laureate Education, Inc. 8.25% 5/1/25 (a)	223,000	234,150
Hotels, Restaurants & Leisure - 0.7%
Hilton Escrow Issuer LLC 4.25% 9/1/24	410,000	387,450
TOTAL CONSUMER DISCRETIONARY		621,600
CONSUMER STAPLES - 0.8%
Food Products - 0.8%
JBS U.S.A. LLC/JBS U.S.A. Finance, Inc. 6.75% 2/15/28 (a)	460,000	448,500
ENERGY - 0.1%
Oil, Gas & Consumable Fuels - 0.1%
Petroleos Mexicanos 6.75% 9/21/47	14,000	11,576
The Williams Companies, Inc. 5.75% 6/24/44	20,000	20,101
		31,677
FINANCIALS - 0.2%
Banks - 0.1%
Royal Bank of Scotland Group PLC 6% 12/19/23	30,000	30,361
Capital Markets - 0.1%
Goldman Sachs Group, Inc. 5.15% 5/22/45	30,000	27,955
Morgan Stanley 5% 11/24/25	30,000	30,604
		58,559
TOTAL FINANCIALS		88,920
HEALTH CARE - 2.4%
Health Care Providers & Services - 1.7%
CVS Health Corp.:
4.1% 3/25/25	5,000	4,956
4.3% 3/25/28	4,000	3,917
4.78% 3/25/38	2,000	1,919
5.05% 3/25/48	3,000	2,922
HCA Holdings, Inc.:
5.875% 2/15/26	895,000	890,525
6.5% 2/15/20	10,000	10,250
		914,489
Pharmaceuticals - 0.7%
Valeant Pharmaceuticals International, Inc. 5.5% 11/1/25 (a)	405,000	377,663
TOTAL HEALTH CARE		1,292,152
INDUSTRIALS - 0.9%
Aerospace & Defense - 0.9%
Bombardier, Inc.:
6% 10/15/22 (a)	285,000	267,188
7.5% 12/1/24 (a)	225,000	212,063
		479,251
REAL ESTATE - 0.0%
Equity Real Estate Investment Trusts (REITs) - 0.0%
Omega Healthcare Investors, Inc. 4.5% 4/1/27	17,000	16,425
UTILITIES - 0.1%
Electric Utilities - 0.1%
FirstEnergy Corp. 7.375% 11/15/31	30,000	37,933
Independent Power and Renewable Electricity Producers - 0.0%
Dolphin Subsidiary II, Inc. 7.25% 10/15/21	30,000	31,346
TOTAL UTILITIES		69,279

TOTAL NONCONVERTIBLE BONDS		3,083,535

TOTAL CORPORATE BONDS
(Cost $3,736,851)		3,711,272

U.S. Government and Government Agency Obligations - 33.9%
U.S. Treasury Inflation-Protected Obligations - 0.5%
U.S. Treasury Inflation-Indexed Bonds 0.75% 2/15/45	21,478	19,255
U.S. Treasury Inflation-Indexed Notes:
0.375% 7/15/25	$31,991	$30,863
0.375% 1/15/27	146,565	139,307
0.625% 1/15/26	63,857	62,198

TOTAL U.S. TREASURY INFLATION-PROTECTED OBLIGATIONS		251,623

U.S. Treasury Obligations - 33.4%
U.S. Treasury Bonds:
2.5% 5/15/46	30,000	27,106
3.375% 11/15/48	77,000	82,480
U.S. Treasury Notes:
1.125% 1/15/19	45,000	44,981
1.75% 12/31/20	254,000	250,325
2% 12/31/21	99,000	97,643
2.125% 12/31/22	80,000	78,875
2.25% 12/31/23	5,838,000	5,763,702
2.25% 8/15/27	1,886,000	1,826,608
2.25% 11/15/27	1,876,000	1,813,559
2.375% 1/31/23	5,781,000	5,754,575
2.375% 5/15/27	1,855,000	1,817,524
2.75% 2/28/25	110,000	111,131

TOTAL U.S. TREASURY OBLIGATIONS		17,668,509

TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS
(Cost $17,633,485)		17,920,132

Municipal Securities - 0.0%
Illinois Gen. Oblig. Series 2003, 5.1% 6/1/33
(Cost $14,010)	15,000	14,301
	Shares	Value

Common Stocks - 49.0%
COMMUNICATION SERVICES - 4.3%
Diversified Telecommunication Services - 1.1%
AT&T, Inc.	9,500	$271,130
Verizon Communications, Inc.	5,197	292,175
		563,305
Entertainment - 0.8%
The Walt Disney Co.	3,900	427,635
Interactive Media & Services - 1.6%
Alphabet, Inc. Class A (b)	820	856,867
Media - 0.4%
Comcast Corp. Class A	6,200	211,110
Interpublic Group of Companies, Inc.	278	5,735
		216,845
Wireless Telecommunication Services - 0.4%
T-Mobile U.S., Inc. (b)	3,050	194,011

TOTAL COMMUNICATION SERVICES		2,258,663

CONSUMER DISCRETIONARY - 4.9%
Hotels, Restaurants & Leisure - 1.7%
Bluegreen Vacations Corp.	644	8,327
InterContinental Hotel Group PLC ADR	4,600	251,114
McDonald's Corp.	2,025	359,579
Melco Crown Entertainment Ltd. sponsored ADR	15,200	267,824
Wyndham Hotels & Resorts, Inc.	288	13,067
		899,911
Household Durables - 0.4%
Sony Corp. sponsored ADR	4,900	236,572
Internet & Direct Marketing Retail - 2.2%
Amazon.com, Inc. (b)	467	701,420
Yahoo!, Inc. (b)	7,750	449,035
		1,150,455
Specialty Retail - 0.6%
Lowe's Companies, Inc.	3,170	292,781

TOTAL CONSUMER DISCRETIONARY		2,579,719

CONSUMER STAPLES - 4.1%
Beverages - 0.5%
PepsiCo, Inc.	2,275	251,342
Food & Staples Retailing - 0.5%
Walmart, Inc.	2,773	258,305
Food Products - 2.0%
Bunge Ltd.	4,900	261,856
Darling International, Inc. (b)	8,500	163,540
JBS SA	84,000	251,193
Nestle SA sponsored ADR	4,850	392,656
		1,069,245
Household Products - 0.4%
Procter & Gamble Co.	2,376	218,402
Personal Products - 0.7%
Unilever NV:
(Certificaten Van Aandelen) (Bearer)	199	10,780
(NY Reg.)	6,450	347,010
		357,790
Tobacco - 0.0%
Altria Group, Inc.	72	3,556
British American Tobacco PLC (United Kingdom)	246	7,839
Imperial Tobacco Group PLC	68	2,060
Philip Morris International, Inc.	172	11,483
		24,938

TOTAL CONSUMER STAPLES		2,180,022

ENERGY - 4.7%
Oil, Gas & Consumable Fuels - 4.7%
Berry Petroleum Corp.	19,000	166,250
BP PLC sponsored ADR	6,600	250,272
Cabot Oil & Gas Corp.	9,700	216,795
Chevron Corp.	2,488	270,670
CNOOC Ltd. sponsored ADR	800	121,960
ConocoPhillips Co.	5,550	346,043
Enterprise Products Partners LP	25,000	614,750
Magnolia Oil & Gas Corp. Class A (b)	19,300	216,353
Phillips 66 Co.	100	8,615
Suncor Energy, Inc.	490	13,686
The Williams Companies, Inc.	12,400	273,420
Valero Energy Corp.	100	7,497
		2,506,311
FINANCIALS - 7.8%
Banks - 5.6%
Bank of America Corp.	23,936	589,783
Citigroup, Inc.	5,200	270,712
JPMorgan Chase & Co.	7,580	739,960
PNC Financial Services Group, Inc.	2,725	318,580
SunTrust Banks, Inc.	5,600	282,464
U.S. Bancorp	9,500	434,150
Wells Fargo & Co.	6,994	322,284
		2,957,933
Capital Markets - 0.4%
Goldman Sachs Group, Inc.	1,100	183,755
Diversified Financial Services - 1.2%
Berkshire Hathaway, Inc. Class B (b)	3,200	653,376
Insurance - 0.6%
Chubb Ltd.	2,347	303,185
MetLife, Inc.	295	12,113
		315,298

TOTAL FINANCIALS		4,110,362

HEALTH CARE - 5.3%
Biotechnology - 0.5%
Amgen, Inc.	1,428	277,989
Health Care Equipment & Supplies - 1.0%
Becton, Dickinson & Co.	1,112	250,556
Boston Scientific Corp. (b)	6,800	240,312
		490,868
Health Care Providers & Services - 1.3%
CVS Health Corp.	3,999	262,014
UnitedHealth Group, Inc.	1,755	437,206
		699,220
Pharmaceuticals - 2.5%
AstraZeneca PLC:
(United Kingdom)	34	2,538
sponsored ADR	5,650	214,587
Bristol-Myers Squibb Co.	5,100	265,098
Johnson & Johnson	1,625	209,706
Roche Holding AG:
(participation certificate)	13	3,227
sponsored ADR	12,050	374,514
Sanofi SA sponsored ADR	5,600	243,096
		1,312,766

TOTAL HEALTH CARE		2,780,843

INDUSTRIALS - 4.1%
Aerospace & Defense - 0.9%
Bombardier, Inc. Class B (sub. vtg.) (b)	97,700	145,276
General Dynamics Corp.	22	3,459
Northrop Grumman Corp.	715	175,104
United Technologies Corp.	1,591	169,410
		493,249
Air Freight & Logistics - 0.5%
Deutsche Post AG	274	7,483
United Parcel Service, Inc. Class B	2,300	224,319
		231,802
Airlines - 0.6%
Southwest Airlines Co.	7,000	325,360
Electrical Equipment - 0.4%
Fortive Corp.	2,800	189,448
Industrial Conglomerates - 1.0%
General Electric Co.	33,718	255,245
Honeywell International, Inc.	2,175	287,361
		542,606
Machinery - 0.4%
Ingersoll-Rand PLC	2,190	199,794
Road & Rail - 0.3%
Norfolk Southern Corp.	1,140	170,476

TOTAL INDUSTRIALS		2,152,735

INFORMATION TECHNOLOGY - 8.1%
Communications Equipment - 1.2%
Cisco Systems, Inc.	5,646	244,641
Telefonaktiebolaget LM Ericsson (B Shares) sponsored ADR	43,200	383,184
		627,825
Electronic Equipment & Components - 0.6%
Corning, Inc.	9,800	296,058
IT Services - 0.0%
Paychex, Inc.	54	3,518
Semiconductors & Semiconductor Equipment - 2.6%
Broadcom, Inc.	2,150	546,702
Intel Corp.	8,700	408,291
NXP Semiconductors NV	100	7,328
Qualcomm, Inc.	7,575	431,093
		1,393,414
Software - 1.8%
Micro Focus International PLC	251	4,397
Microsoft Corp.	9,342	948,867
		953,264
Technology Hardware, Storage & Peripherals - 1.9%
Apple, Inc.	6,417	1,012,218

TOTAL INFORMATION TECHNOLOGY		4,286,297

MATERIALS - 2.5%
Chemicals - 1.2%
DowDuPont, Inc.	6,433	344,037
LyondellBasell Industries NV Class A	97	8,067
Nutrien Ltd.	5,455	256,208
The Chemours Co. LLC	100	2,822
		611,134
Metals & Mining - 1.3%
BHP Billiton Ltd. sponsored ADR (c)	4,400	212,476
Franco-Nevada Corp.	7,100	497,863
		710,339

TOTAL MATERIALS		1,321,473

REAL ESTATE - 1.6%
Equity Real Estate Investment Trusts (REITs) - 1.6%
American Tower Corp.	194	30,689
Simon Property Group, Inc.	4,860	816,431
		847,120
UTILITIES - 1.6%
Electric Utilities - 0.8%
Exelon Corp.	3,946	177,965
Vistra Energy Corp. (b)	10,800	247,212
		425,177
Independent Power and Renewable Electricity Producers - 0.8%
NRG Energy, Inc.	5,000	198,000
NRG Yield, Inc. Class C	12,600	217,350
		415,350
Multi-Utilities - 0.0%
Ameren Corp.	100	6,523

TOTAL UTILITIES		847,050

TOTAL COMMON STOCKS
(Cost $26,074,939)		25,870,595

Nonconvertible Preferred Stocks - 0.4%
FINANCIALS - 0.4%
Banks - 0.4%
BB&T Corp. Series E, 5.625%	3,100	72,385
Wells Fargo & Co. 5.85%	5,300	130,221
		202,606
TOTAL NONCONVERTIBLE PREFERRED STOCKS
(Cost $200,656)		202,606
	Principal Amount	Value

Bank Loan Obligations - 5.0%
CONSUMER DISCRETIONARY - 0.8%
Diversified Consumer Services - 0.8%
Laureate Education, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 6.0266% 4/26/24 (d)(e)	390,000	381,615
FINANCIALS - 0.9%
Diversified Financial Services - 0.9%
Avolon TLB Borrower 1 (U.S.) LLC Tranche B3 1LN, term loan 3 month U.S. LIBOR + 2.000% 4.4701% 1/15/25 (d)(e)	503,004	482,466
INDUSTRIALS - 3.3%
Commercial Services & Supplies - 3.3%
Lineage Logistics Holdings, LLC. Tranche B, term loan 3 month U.S. LIBOR + 3.000% 5.5224% 2/27/25 (d)(e)	1,853,729	1,749,457
TOTAL BANK LOAN OBLIGATIONS
(Cost $2,707,463)		2,613,538
	Shares	Value

Fixed-Income Funds - 2.4%
iShares JPMorgan USD Emerging Markets Bond ETF
(Cost $1,301,390)	12,405	1,289,004
	Principal Amount	Value

Preferred Securities - 2.6%
FINANCIALS - 2.0%
Banks - 1.7%
Bank of America Corp.:
6.1% (d)(f)	150,000	150,429
6.25% (d)(f)	180,000	181,507
Citigroup, Inc. 5.9% (d)(f)	250,000	238,571
JPMorgan Chase & Co. 5.15% (d)(f)	175,000	166,894
Wells Fargo & Co. 5.875% (d)(f)	135,000	133,811
		871,212
Capital Markets - 0.3%
Goldman Sachs Group, Inc. 5.7% (d)(f)	170,000	167,159

TOTAL FINANCIALS		1,038,371

INDUSTRIALS - 0.6%
Industrial Conglomerates - 0.6%
General Electric Co. 5% (d)(f)	440,000	337,627
TOTAL PREFERRED SECURITIES
(Cost $1,403,888)		1,375,998
	Shares	Value

Money Market Funds - 1.4%
Fidelity Cash Central Fund, 2.42% (g)	553,475	553,586
Fidelity Securities Lending Cash Central Fund 2.41% (g)(h)	171,157	171,174
TOTAL MONEY MARKET FUNDS
(Cost $724,759)		724,760
TOTAL INVESTMENT IN SECURITIES - 101.7%
(Cost $53,797,441)		53,722,206
NET OTHER ASSETS (LIABILITIES) - (1.7)%		(894,208)
NET ASSETS - 100%		$52,827,998

Security Type Abbreviations

ETF – Exchange-Traded Fund

Legend

 (a) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $2,192,926 or 4.2% of net assets.

 (b) Non-income producing

 (c) Security or a portion of the security is on loan at period end.

 (d) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (e) Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.

 (f) Security is perpetual in nature with no stated maturity date.

 (g) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (h) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$7,806
Fidelity Securities Lending Cash Central Fund	1,214
Total	$9,020

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2018, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$2,258,663	$2,258,663	$--	$--
Consumer Discretionary	2,579,719	2,579,719	--	--
Consumer Staples	2,180,022	2,169,242	10,780	--
Energy	2,506,311	2,506,311	--	--
Financials	4,312,968	4,312,968	--	--
Health Care	2,780,843	2,775,078	5,765	--
Industrials	2,152,735	2,145,252	7,483	--
Information Technology	4,286,297	4,281,900	4,397	--
Materials	1,321,473	1,321,473	--	--
Real Estate	847,120	847,120	--	--
Utilities	847,050	847,050	--	--
Corporate Bonds	3,711,272	--	3,711,272	--
U.S. Government and Government Agency Obligations	17,920,132	--	17,920,132	--
Municipal Securities	14,301	--	14,301	--
Bank Loan Obligations	2,613,538	--	2,613,538	--
Fixed-Income Funds	1,289,004	1,289,004	--	--
Preferred Securities	1,375,998	--	1,375,998	--
Money Market Funds	724,760	724,760	--	--
Total Investments in Securities:	$53,722,206	$28,058,540	$25,663,666	$--

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	87.2%
Canada	3.3%
Switzerland	2.0%
United Kingdom	1.5%
Others (Individually Less Than 1%)	6.0%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		December 31, 2018
Assets
Investment in securities, at value (including securities loaned of $169,015) — See accompanying schedule: Unaffiliated issuers (cost $53,072,682)	$52,997,446
Fidelity Central Funds (cost $724,759)	724,760
Total Investment in Securities (cost $53,797,441)		$53,722,206
Cash		40,262
Foreign currency held at value (cost $57)		57
Receivable for investments sold		211,210
Receivable for fund shares sold		446,752
Dividends receivable		23,250
Interest receivable		149,194
Distributions receivable from Fidelity Central Funds		1,923
Prepaid expenses		69
Receivable from investment adviser for expense reductions		1,319
Other receivables		545
Total assets		54,596,787
Liabilities
Payable for investments purchased	$1,384,014
Payable for fund shares redeemed	105,702
Distributions payable	1,129
Accrued management fee	23,805
Distribution and service plan fees payable	10,255
Other affiliated payables	7,041
Other payables and accrued expenses	65,693
Collateral on securities loaned	171,150
Total liabilities		1,768,789
Net Assets		$52,827,998
Net Assets consist of:
Paid in capital		$54,127,617
Total distributable earnings (loss)		(1,299,619)
Net Assets		$52,827,998
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($9,513,477 ÷ 970,026 shares)		$9.81
Maximum offering price per share (100/96.00 of $9.81)		$10.22
Class M:
Net Asset Value and redemption price per share ($7,441,144 ÷ 758,713 shares)		$9.81
Maximum offering price per share (100/96.00 of $9.81)		$10.22
Class C:
Net Asset Value and offering price per share ($8,002,827 ÷ 816,912 shares)(a)		$9.80
Fidelity Multi-Asset Income Fund:
Net Asset Value, offering price and redemption price per share ($5,819,301 ÷ 593,100 shares)		$9.81
Class I:
Net Asset Value, offering price and redemption price per share ($21,903,721 ÷ 2,232,851 shares)		$9.81
Class Z:
Net Asset Value, offering price and redemption price per share ($147,528 ÷ 15,035 shares)		$9.81

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2018
Investment Income
Dividends		$637,284
Interest		935,485
Income from Fidelity Central Funds		9,020
Total income		1,581,789
Expenses
Management fee	$269,390
Transfer agent fees	59,798
Distribution and service plan fees	125,592
Accounting and security lending fees	23,895
Custodian fees and expenses	46,305
Independent trustees' fees and expenses	223
Registration fees	57,651
Audit	77,962
Legal	1,311
Miscellaneous	552
Total expenses before reductions	662,679
Expense reductions	(132,233)
Total expenses after reductions		530,446
Net investment income (loss)		1,051,343
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(572,294)
Fidelity Central Funds	(90)
Foreign currency transactions	(517)
Total net realized gain (loss)		(572,901)
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(2,193,345)
Fidelity Central Funds	(1)
Assets and liabilities in foreign currencies	1,521
Total change in net unrealized appreciation (depreciation)		(2,191,825)
Net gain (loss)		(2,764,726)
Net increase (decrease) in net assets resulting from operations		$(1,713,383)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2018	Year ended December 31, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$1,051,343	$1,129,073
Net realized gain (loss)	(572,901)	(5,879)
Change in net unrealized appreciation (depreciation)	(2,191,825)	1,578,368
Net increase (decrease) in net assets resulting from operations	(1,713,383)	2,701,562
Distributions to shareholders	(1,284,010)	–
Distributions to shareholders from net investment income	–	(979,338)
Distributions to shareholders from net realized gain	–	(316,549)
Distributions to shareholders from tax return of capital	–	(197,409)
Total distributions	(1,284,010)	(1,493,296)
Share transactions - net increase (decrease)	6,963,706	3,704,957
Total increase (decrease) in net assets	3,966,313	4,913,223
Net Assets
Beginning of period	48,861,685	43,948,462
End of period	$52,827,998	$48,861,685
Other Information
Distributions in excess of net investment income end of period		$(51,726)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Advisor Multi-Asset Income Fund Class A

Years ended December 31,	2018	2017	2016	2015 A
Selected Per–Share Data
Net asset value, beginning of period	$10.41	$10.14	$9.91	$10.00
Income from Investment Operations
Net investment income (loss)B	.223	.243	.438C	.097
Net realized and unrealized gain (loss)	(.558)	.348	.584	(.060)
Total from investment operations	(.335)	.591	1.022	.037
Distributions from net investment income	(.207)D	(.210)	(.439)	(.096)
Distributions from net realized gain	(.058)D	(.069)	(.353)	(.031)
Tax return of capital	–	(.042)	–	–
Total distributions	(.265)	(.321)	(.792)	(.127)
Net asset value, end of period	$9.81	$10.41	$10.14	$9.91
Total ReturnE,F,G	(3.25)%	5.94%	10.55%	.36%
Ratios to Average Net AssetsH,I
Expenses before reductions	1.38%	1.38%	1.73%	2.10%J
Expenses net of fee waivers, if any	1.10%	1.10%	1.10%	1.10%J
Expenses net of all reductions	1.08%	1.09%	1.10%	1.10%J
Net investment income (loss)	2.19%	2.38%	4.32%C	3.10%J
Supplemental Data
Net assets, end of period (000 omitted)	$9,513	$10,443	$9,524	$6,284
Portfolio turnover rateK	367%	299%	239%	71%L

 A For the period September 9, 2015 (commencement of operations) to December 31, 2015.

 B Calculated based on average shares outstanding during the period.

 C Net investment income per share reflects a large, non-recurring dividend which amounted to $.031 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 4.01%.

 D The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 E Total returns for periods of less than one year are not annualized.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Total returns do not include the effect of the sales charges.

 H Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 J Annualized

 K Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 L Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Multi-Asset Income Fund Class M

Years ended December 31,	2018	2017	2016	2015 A
Selected Per–Share Data
Net asset value, beginning of period	$10.41	$10.14	$9.91	$10.00
Income from Investment Operations
Net investment income (loss)B	.223	.243	.439C	.097
Net realized and unrealized gain (loss)	(.558)	.348	.583	(.060)
Total from investment operations	(.335)	.591	1.022	.037
Distributions from net investment income	(.207)D	(.210)	(.439)	(.096)
Distributions from net realized gain	(.058)D	(.069)	(.353)	(.031)
Tax return of capital	–	(.042)	–	–
Total distributions	(.265)	(.321)	(.792)	(.127)
Net asset value, end of period	$9.81	$10.41	$10.14	$9.91
Total ReturnE,F,G	(3.25)%	5.94%	10.55%	.36%
Ratios to Average Net AssetsH,I
Expenses before reductions	1.40%	1.40%	1.75%	2.11%J
Expenses net of fee waivers, if any	1.10%	1.10%	1.10%	1.10%J
Expenses net of all reductions	1.08%	1.09%	1.10%	1.10%J
Net investment income (loss)	2.19%	2.38%	4.32%C	3.10%J
Supplemental Data
Net assets, end of period (000 omitted)	$7,441	$7,511	$7,171	$5,578
Portfolio turnover rateK	367%	299%	239%	71%L

 A For the period September 9, 2015 (commencement of operations) to December 31, 2015.

 B Calculated based on average shares outstanding during the period.

 C Net investment income per share reflects a large, non-recurring dividend which amounted to $.031 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 4.01%.

 D The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 E Total returns for periods of less than one year are not annualized.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Total returns do not include the effect of the sales charges.

 H Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 J Annualized

 K Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 L Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Multi-Asset Income Fund Class C

Years ended December 31,	2018	2017	2016	2015 A
Selected Per–Share Data
Net asset value, beginning of period	$10.41	$10.14	$9.91	$10.00
Income from Investment Operations
Net investment income (loss)B	.147	.166	.363C	.074
Net realized and unrealized gain (loss)	(.561)	.351	.583	(.059)
Total from investment operations	(.414)	.517	.946	.015
Distributions from net investment income	(.138)D	(.148)	(.363)	(.074)
Distributions from net realized gain	(.058)D	(.069)	(.353)	(.031)
Tax return of capital	–	(.030)	–	–
Total distributions	(.196)	(.247)	(.716)	(.105)
Net asset value, end of period	$9.80	$10.41	$10.14	$9.91
Total ReturnE,F,G	(4.00)%	5.18%	9.74%	.14%
Ratios to Average Net AssetsH,I
Expenses before reductions	2.14%	2.14%	2.50%	2.86%J
Expenses net of fee waivers, if any	1.85%	1.85%	1.85%	1.85%J
Expenses net of all reductions	1.83%	1.84%	1.85%	1.85%J
Net investment income (loss)	1.44%	1.63%	3.57%C	2.35%J
Supplemental Data
Net assets, end of period (000 omitted)	$8,003	$8,683	$7,162	$5,468
Portfolio turnover rateK	367%	299%	239%	71%L

 A For the period September 9, 2015 (commencement of operations) to December 31, 2015.

 B Calculated based on average shares outstanding during the period.

 C Net investment income per share reflects a large, non-recurring dividend which amounted to $.031 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 3.26%.

 D The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 E Total returns for periods of less than one year are not annualized.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Total returns do not include the effect of the contingent deferred sales charge.

 H Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 J Annualized

 K Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 L Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Fidelity Multi-Asset Income Fund

Year ended December 31,	2018 A
Selected Per–Share Data
Net asset value, beginning of period	$10.00
Income from Investment Operations
Net investment income (loss)B	.168
Net realized and unrealized gain (loss)	(.135)
Total from investment operations	.033
Distributions from net investment income	(.165)C
Distributions from net realized gain	(.058)C
Total distributions	(.223)
Net asset value, end of period	$9.81
Total ReturnD,E	.30%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.05%H
Expenses net of fee waivers, if any	.85%H
Expenses net of all reductions	.84%H
Net investment income (loss)	2.17%H
Supplemental Data
Net assets, end of period (000 omitted)	$5,819
Portfolio turnover rateI	367%

 A For the period March 28, 2018 (commencement of sale of shares) to December 31, 2018.

 B Calculated based on average shares outstanding during the period.

 C The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Annualized

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Multi-Asset Income Fund Class I

Years ended December 31,	2018	2017	2016	2015 A
Selected Per–Share Data
Net asset value, beginning of period	$10.41	$10.14	$9.92	$10.00
Income from Investment Operations
Net investment income (loss)B	.249	.268	.464C	.104
Net realized and unrealized gain (loss)	(.558)	.349	.573	(.050)
Total from investment operations	(.309)	.617	1.037	.054
Distributions from net investment income	(.233)D	(.231)	(.464)	(.103)
Distributions from net realized gain	(.058)D	(.069)	(.353)	(.031)
Tax return of capital	–	(.047)	–	–
Total distributions	(.291)	(.347)	(.817)	(.134)
Net asset value, end of period	$9.81	$10.41	$10.14	$9.92
Total ReturnE,F	(3.01)%	6.20%	10.72%	.54%
Ratios to Average Net AssetsG,H
Expenses before reductions	1.08%	1.10%	1.47%	1.80%I
Expenses net of fee waivers, if any	.85%	.85%	.85%	.85%I
Expenses net of all reductions	.83%	.84%	.85%	.85%I
Net investment income (loss)	2.44%	2.63%	4.57%C	3.35%I
Supplemental Data
Net assets, end of period (000 omitted)	$21,904	$22,224	$20,092	$21,614
Portfolio turnover rateJ	367%	299%	239%	71%K

 A For the period September 9, 2015 (commencement of operations) to December 31, 2015.

 B Calculated based on average shares outstanding during the period.

 C Net investment income per share reflects a large, non-recurring dividend which amounted to $.031 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 4.26%.

 D The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 E Total returns for periods of less than one year are not annualized.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Annualized

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 K Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Multi-Asset Income Fund Class Z

Year ended December 31,	2018 A
Selected Per–Share Data
Net asset value, beginning of period	$10.37
Income from Investment Operations
Net investment income (loss)B	.052
Net realized and unrealized gain (loss)	(.515)
Total from investment operations	(.463)
Distributions from net investment income	(.039)C
Distributions from net realized gain	(.058)C
Total distributions	(.097)
Net asset value, end of period	$9.81
Total ReturnD,E	(4.46)%
Ratios to Average Net AssetsF,G
Expenses before reductions	.89%H
Expenses net of fee waivers, if any	.76%H
Expenses net of all reductions	.74%H
Net investment income (loss)	2.04%H
Supplemental Data
Net assets, end of period (000 omitted)	$148
Portfolio turnover rateI	367%

 A For the period October 2, 2018 (commencement of sale of shares) to December 31, 2018.

 B Calculated based on average shares outstanding during the period.

 C The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Annualized

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended December 31, 2018

1. Organization.

Fidelity Advisor Multi-Asset Income Fund (the Fund) is a fund of Fidelity School Street Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund commenced sale of Fidelity Multi-Asset Income Fund on March 28, 2018 and Class Z shares on October 2, 2018. The Fund offers Class A, Class M, Class C, Fidelity Multi-Asset Income Fund, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds, bank loan obligations, municipal securities, preferred securities and U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

ETFs are valued at their last sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day but the exchange reports a closing bid level, ETFs are valued at the closing bid and would be categorized as Level 1 in the hierarchy. In the event there was no closing bid, ETFs may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and may be categorized as Level 2 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of December 31, 2018 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. The principal amount on inflation-indexed securities is periodically adjusted to the rate of inflation and interest is accrued based on the principal amount. The adjustments to principal due to inflation are reflected as increases or decreases to Interest in the accompanying Statement of Operations. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2018, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences resulted in distribution reclassifications.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain conversion ratio adjustments, equity-debt classifications, partnerships and losses deferred due to wash sales and excise tax regulations.

For the period ended December 31, 2017, the Fund's distributions exceeded the aggregate amount of taxable income and net realized gains resulting in a return of capital for tax purposes. This was due to reductions in taxable income available for distribution after certain distributions had been made.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$1,139,425
Gross unrealized depreciation	(1,671,060)
Net unrealized appreciation (depreciation)	$(531,635)
Tax Cost	$54,253,841

The tax-based components of distributable earnings as of period end were as follows:

Net unrealized appreciation (depreciation) on securities and other investments	$(530,080)

The Fund intends to elect to defer to its next fiscal year $702,001 of capital losses recognized during the period November 1, 2018 to December 31, 2018.

The tax character of distributions paid was as follows:

	December 31, 2018	December 31, 2017
Ordinary Income	$978,141	$ 1,291,299
Long-term Capital Gains	305,869	4,588
Tax Return of Capital	–	197,409
Total	$1,284,010	$ 1,493,296

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. The Fund invests in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. These instruments may be in the form of loans, trade claims or other receivables and may include standby financing commitments such as revolving credit facilities that obligate the Fund to supply additional cash to the borrower on demand. Loans may be acquired through assignment or participation. The Fund did not have any unfunded loan commitments, which are contractual obligations for future funding, at period end.

New Rule Issuance. During August 2018, the U.S. Securities and Exchange Commission issued Final Rule Release No. 33-10532, Disclosure Update and Simplification. This Final Rule includes amendments specific to registered investment companies that are intended to eliminate overlap in disclosure requirements between Regulation S-X and GAAP. In accordance with these amendments, certain line-items in the Fund's financial statements have been combined or removed for the current period as outlined in the table below.

Financial Statement	Current Line-Item Presentation	Prior Line-Item Presentation
Statement of Assets and Liabilities	Total distributable earnings (loss)	Undistributed/Distributions in excess of/Accumulated net investment income (loss) Accumulated/Undistributed net realized gain (loss) Net unrealized appreciation (depreciation)
Statement of Changes in Net Assets	N/A - removed	Undistributed/Distributions in excess of/Accumulated net investment income (loss) end of period
Statement of Changes in Net Assets	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain
Distributions to Shareholders Note to Financial Statements	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $136,262,085 and $133,058,600, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .11% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .56% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$25,436	$13,754
Class M	-%	.25%	18,367	11,331
Class C	.75%	.25%	81,789	60,031
			$125,592	$85,116

Sales Load. FDC may receive a front-end sales charge of up to 4.00% for selling Class A shares and Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$992
Class C(a)	1,792
$2,784

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$14,535.14
Class M	11,863.16
Class C	12,166.15
Fidelity Multi-Asset Income Fund	2,145	.11(a)
Class I	19,072.09
Class Z	17	.05(a)
	$59,798

 (a) Annualized

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions. For the period, the fees were equivalent to an annual rate of .05%.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $2,252 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $128 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $1,214. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

The investment adviser contractually agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of class-level average net assets as noted in the table below. This reimbursement will remain in place through April 30, 2020. Some expenses, for example the compensation of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement
Class A	1.10%	$28,217
Class M	1.10%	21,781
Class C	1.85%	23,342
Fidelity Multi-Asset Income Fund	.85%	3,817
Class I	.85%	47,320
Class Z	.76%	43
		$124,520

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $7,426 for the period.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $287.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended December 31, 2018(a)	Year ended December 31, 2017
Distributions to shareholders
Class A	$264,409	$–
Class M	191,413	–
Class C	157,555	–
Fidelity Multi-Asset Income Fund	68,751	–
Class I	600,501	–
Class Z	1,381	–
Total	$1,284,010	$–
From net investment income
Class A	$–	$211,541
Class M	–	151,601
Class C	–	113,557
Class I	–	502,639
Total	$–	$979,338
Tax return of capital
Class A	$–	$42,677
Class M	–	30,572
Class C	–	23,017
Class I	–	101,143
Total	$–	$197,409
From net realized gain
Class A	$–	$66,072
Class M	–	49,793
Class C	–	50,566
Class I	–	150,118
Total	$–	$316,549

 (a) Distributions for Fidelity Multi-Asset Income Fund are for the period March 28, 2018 (commencement of sale of shares) to December 31, 2018. Distributions for Class Z are for the period October 2, 2018 (commencement of sales of shares) to December 31, 2018.

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended December 31, 2018 (a)	Year ended December 31, 2017	Year ended December 31, 2018 (a)	Year ended December 31, 2017
Class A
Shares sold	119,686	344,462	$1,223,027	$3,517,808
Reinvestment of distributions	26,241	30,807	264,261	314,876
Shares redeemed	(178,964)	(311,632)	(1,790,397)	(3,174,452)
Net increase (decrease)	(33,037)	63,637	$(303,109)	$658,232
Class M
Shares sold	74,344	43,193	$738,489	$440,963
Reinvestment of distributions	18,263	21,990	183,865	224,769
Shares redeemed	(55,304)	(51,024)	(561,617)	(522,294)
Net increase (decrease)	37,303	14,159	$360,737	$143,438
Class C
Shares sold	57,671	200,547	$586,512	$2,048,191
Reinvestment of distributions	15,543	18,246	155,749	186,420
Shares redeemed	(90,586)	(90,999)	(938,179)	(928,998)
Net increase (decrease)	(17,372)	127,794	$(195,918)	$1,305,613
Fidelity Multi-Asset Income Fund
Shares sold	658,249	–	$6,665,457	$–
Reinvestment of distributions	6,629	–	65,822	–
Shares redeemed	(71,778)	–	(722,492)	–
Net increase (decrease)	593,100	–	$6,008,787	$–
Class I
Shares sold	405,246	808,249	$4,092,145	$8,267,924
Reinvestment of distributions	58,126	68,411	585,667	699,228
Shares redeemed	(364,622)	(724,025)	(3,738,778)	(7,369,478)
Net increase (decrease)	98,750	152,635	$939,034	$1,597,674
Class Z
Shares sold	14,940	–	$153,237	$–
Reinvestment of distributions	95	–	938	–
Net increase (decrease)	15,035	–	$154,175	$–

 (a) Share transactions for Fidelity Multi-Asset Income Fund are for the period March 28, 2018 (commencement of sale of shares) to December 31, 2018. Share transactions for Class Z are for the period October 2, 2018 (commencement of sales of shares) to December 31, 2018.

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 39% of the total outstanding shares of the Fund.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity School Street Trust and Shareholders of Fidelity Advisor Multi-Asset Income Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Advisor Multi-Asset Income Fund (one of the funds constituting Fidelity School Street Trust, referred to hereafter as the "Fund") as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statement of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian, agent banks and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 19, 2019

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 260 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Arthur E. Johnson serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-present) and Chairman and Director of FMR (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of FMR (2001-2005), a Trustee of other investment companies advised by FMR, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds. Ms. McAuliffe previously served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company). Earlier roles at FIL included Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo. Ms. McAuliffe also was the Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe is also a director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement in April 2012, Ms. Acton was Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011), and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board of Directors and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Previously, Ms. Acton served as a Member of the Advisory Board of certain Fidelity® funds (2013-2016).

Ann E. Dunwoody (1953)

Year of Election or Appointment: 2018

Trustee

General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). She is the President of First to Four LLC (leadership and mentoring services, 2012-present). She also serves as a member of the Board of Directors and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor, and aerospace systems, 2013-present), Board of Directors and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and Board of Directors of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a Member of the Advisory Board of certain Fidelity® funds (2018), a member of the Board of Directors and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board of Directors, Chair of the Nomination and Governance Committee and member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Board of Directors of the Army Historical Foundation (2015-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present) and a member of the Board of Trustees of Florida Institute of Technology (2015-present) and ThanksUSA (military family education non-profit, 2014-present).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. He serves on the board of directors for Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-present) and K12 Inc. (technology-based education company, 2012-present). Previously, Mr. Engler served as interim president of Michigan State University (2018-2019), a Member of the Advisory Board of certain Fidelity® funds (2014-2016), president of the Business Roundtable (2011-2017), a trustee of The Munder Funds (2003-2014), president and CEO of the National Association of Manufacturers (2004-2011), member of the Board of Trustees of the Annie E. Casey Foundation (2004-2015), and as governor of Michigan (1991-2003). He is a past chairman of the National Governors Association.

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Mr. Gartland is Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-present). Previously, Mr. Gartland served as a partner and investor of Vietnam Partners LLC (investments and consulting, 2008-2011). Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007), and Chase Manhattan Bank (1975-1978).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Mr. Johnson serves as a member of the Board of Directors of Eaton Corporation plc (diversified power management, 2009-present) and Booz Allen Hamilton (management consulting, 2011-present). Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). He previously served on the Board of Directors of IKON Office Solutions, Inc. (1999-2008), AGL Resources, Inc. (holding company, 2002-2016), and Delta Airlines (2005-2007). Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Vice Chairman of the Independent Trustees

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management. Before joining Credit Suisse, he was an Executive Vice President and Chief Investment Officer for Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager and Research Analyst, and Mr. Kenneally was awarded the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company (pipeline and tanker operations). Ms. Knowles currently serves as a Director and Chairman of the Audit Committee of McKesson Corporation (healthcare service, since 2002). Ms. Knowles is a member of the Board of the Santa Catalina Island Company (real estate, 2009-present). Ms. Knowles is a Member of the Investment Company Institute Board of Governors and a Member of the Governing Council of the Independent Directors Council (2014-present). She also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Previously, Ms. Knowles served as a Director of Phelps Dodge Corporation (copper mining and manufacturing, 1994-2007), URS Corporation (engineering and construction, 2000-2003) and America West (airline, 1999-2002). Ms. Knowles previously served as Chairman (2015-2018) and Vice Chairman (2012-2015) of the Independent Trustees of certain Fidelity® funds.

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Mr. Murray is Vice Chairman (2013-present) of Meijer, Inc. (regional retail chain). Previously, Mr. Murray served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Chief Executive Officer (2013-2016) and President (2006-2013) of Meijer, Inc. Mr. Murray serves as a member of the Board of Directors and Nuclear Review and Public Policy and Responsibility Committees of DTE Energy Company (diversified energy company, 2009-present). Mr. Murray also serves as a member of the Board of Directors of Spectrum Health (not-for-profit health system, 2015-present). Mr. Murray previously served as President of Grand Valley State University (2001-2006), Treasurer for the State of Michigan (1999-2001), Vice President of Finance and Administration for Michigan State University (1998-1999), and a member of the Board of Directors and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray is also a director or trustee of many community and professional organizations.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2018

Secretary and Chief Legal Officer (CLO)

Mr. Coffey also serves as Secretary and CLO of other funds. Mr. Coffey serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-present); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Assistant Secretary of certain funds (2009-2018) and as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John B. McGinty, Jr. (1962)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. McGinty also serves as Chief Compliance Officer of other funds. Mr. McGinty is Senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2016-present). Mr. McGinty previously served as Vice President, Senior Attorney at Eaton Vance Management (investment management firm, 2015-2016), and prior to Eaton Vance as global CCO for all firm operations and registered investment companies at GMO LLC (investment management firm, 2009-2015). Before joining GMO LLC, Mr. McGinty served as Senior Vice President, Deputy General Counsel for Fidelity Investments (2007-2009).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2015

Assistant Secretary

Mr. Pogorelec also serves as Assistant Secretary of other funds. Mr. Pogorelec serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2006-present).

Nancy D. Prior (1967)

Year of Election or Appointment: 2014

Vice President

Ms. Prior also serves as Vice President of other funds. Ms. Prior serves as President Fixed Income, High Income/Emerging Market Debt and Multi Asset Class Strategies of FIAM LLC (2018-present), President (2016-present) and Director (2014-present) of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm), President, Fixed Income (2014-present), and is an employee of Fidelity Investments (2002-present). Previously, Ms. Prior served as Vice Chairman of FIAM LLC (investment adviser firm, 2014-2018), a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-2018), President Multi-Asset Class Strategies of FMR's Global Asset Allocation Division (2017-2018), Vice President of Fidelity's Money Market Funds (2012-2014), President, Money Market and Short Duration Bond Group of Fidelity Management & Research (FMR) (investment adviser firm, 2013-2014), President, Money Market Group of FMR (2011-2013), Managing Director of Research (2009-2011), Senior Vice President and Deputy General Counsel (2007-2009), and Assistant Secretary of certain Fidelity® funds (2008-2009).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The actual expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2018 to December 31, 2018) for Class A, Class M, Class C, Fidelity Multi-Asset Income Fund and Class I and for the period (October 2, 2018 to December 31, 2018) for Class Z. The hypothetical expense Example is based on an investment of $1,000 invested for the one-half year period (July 1, 2018 to December 31, 2018).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value	Ending Account Value December 31, 2018	Expenses Paid During Period
Class A	1.10%
Actual		$1,000.00	$977.10	$5.48-B
Hypothetical-C		$1,000.00	$1,019.66	$5.60-D
Class M	1.10%
Actual		$1,000.00	$977.10	$5.48-B
Hypothetical-C		$1,000.00	$1,019.66	$5.60-D
Class C	1.85%
Actual		$1,000.00	$973.90	$9.20-B
Hypothetical-C		$1,000.00	$1,015.88	$9.40-D
Fidelity Multi-Asset Income Fund	.85%
Actual		$1,000.00	$978.30	$4.24-B
Hypothetical-C		$1,000.00	$1,020.92	$4.33-D
Class I	.85%
Actual		$1,000.00	$978.30	$4.24-B
Hypothetical-C		$1,000.00	$1,020.92	$4.33-D
Class Z	.76%
Actual		$1,000.00	$955.40	$1.85-B
Hypothetical-C		$1,000.00	$1,021.37	$3.87-D

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Actual expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period) for Class A, Class M, Class C, Fidelity Multi-Asset Income Fund and Class I and multiplied by 91/365 (to reflect the period October 2, 2018 to December 31, 2018) for Class Z.

 C 5% return per year before expenses

 D Hypothetical expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Distributions (Unaudited)

The fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2018, $305,869 or, if subsequently determined to be different, the net capital gain of such year.

A total of 34.38% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $555,622 of distributions paid during the period January 1, 2018 to December 31, 2018 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

A percentage of the dividends distributed during the fiscal year qualify for the dividends–received deduction for corporate shareholders:

	Class A	Class M	Class C	Fidelity Multi-Asset Income	Class I	Class Z
January, 2018	31%	31%	51%	–	26%	–
February, 2018	31%	31%	38%	–	29%	–
March, 2018	31%	31%	44%	100%	28%	–
April, 2018	30%	30%	45%	41%	27%	–
May, 2018	30%	30%	40%	45%	28%	–
June, 2018	31%	31%	45%	31%	27%	–
July, 2018	31%	31%	53%	27%	27%	–
August, 2018	30%	31%	46%	30%	28%	–
September, 2018	31%	31%	53%	29%	27%	–
October, 2018	31%	31%	57%	28%	26%	42%
November, 2018	35%	35%	100%	26%	25%	21%
December, 2018	30%	32%	44%	31%	28%	25%

A percentage of the dividends distributed during the fiscal year may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

	Class A	Class M	Class C	Fidelity Multi-Asset Income	Class I	Class Z
January, 2018	36%	36%	58%	–	30%	–
February, 2018	36%	36%	43%	–	33%	–
March, 2018	35%	35%	50%	100%	31%	–
April, 2018	35%	35%	51%	47%	31%	–
May, 2018	34%	34%	45%	51%	32%	–
June, 2018	35%	35%	52%	35%	31%	–
July, 2018	35%	35%	60%	31%	31%	–
August, 2018	35%	35%	52%	35%	31%	–
September, 2018	35%	35%	60%	33%	31%	–
October, 2018	35%	35%	65%	32%	30%	48%
November, 2018	41%	41%	100%	29%	29%	24%
December, 2018	34%	36%	50%	35%	32%	28%

The fund will notify shareholders in January 2019 of amounts for use in preparing 2018 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Multi-Asset Income Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established four standing committees (Committees) — Operations, Audit, Fair Valuation, and Governance and Nominating — each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all of the Independent Trustees are members, meets regularly throughout the year and considers, among other matters, information specifically related to the annual consideration of the renewal of the fund's Advisory Contracts. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its September 2018 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) reducing management fees and total expenses for certain growth equity funds and index funds; (vii) lowering expense caps for certain existing funds and classes, and converting certain voluntary expense caps to contractual caps, to reduce expenses borne by shareholders; (viii) eliminating short-term redemption fees for funds that had such fees; (ix) rationalizing product lines and gaining increased efficiencies from fund mergers and share class consolidations; (x) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (xi) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there was a portfolio management change for the fund in January 2018.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against one or more appropriate securities market indices, including a customized blended index that reflects the respective weights of the fund's asset classes (each a "benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance at meetings throughout the year, the Board gave particular attention to information indicating underperformance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for such underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on gross performance (before fees and expenses but after transaction costs) compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and on net performance (after fees and expenses) compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; expectations for interest rate levels and credit conditions; issuer-specific information including credit quality; and fund cash flows and other factors. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-year period.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month (or shorter) periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and was considered by the Board.

Fidelity Advisor Multi-Asset Income Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2017.

The Board noted that it and the boards of other Fidelity funds formed an ad hoc Committee on Group Fee, which meets periodically, to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A, Class M, and Class I ranked below the competitive median for 2017, and the total expense ratio of Class C ranked equal to the competitive median for 2017.

The Board further considered that FMR has contractually agreed to reimburse Class A, Class M, Class C, Class I, and the retail class of the fund to the extent that total operating expenses (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, fees and expenses of the Independent Trustees, proxy and shareholder meeting expenses, extraordinary expenses, and acquired fund fees and expenses, if any), as a percentage of their respective average net assets, exceed 1.10%, 1.10%, 1.85%, 0.85%, and 0.85% through February 29, 2020.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the fund's business. The Board noted that changes to fall-out benefits year-over-year reflect business developments at Fidelity's various businesses.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus the assets of sector funds previously under FMR's management). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, the allocation of various costs to different funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, including its effects on fund profitability, the rationale for the compensation structure, and the extent to which current market conditions have affected retention and recruitment; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds and the treatment of such compensation within Fidelity's fund profitability methodology; (v) the terms of Fidelity's voluntary expense limitation agreements; (vi) the methodology with respect to competitive fund data and peer group classifications; (vii) Fidelity's transfer agent fee, expense, and service structures for different funds and classes relative to competitive trends, and the impact of the increased use of omnibus accounts; (viii) new developments in the retail and institutional marketplaces and the competitive positioning of the funds relative to other investment products and services; (ix) the impact of recent changes to the money market fund landscape, including the full implementation of money market fund reform and rising interest rates, on Fidelity's money market funds; (x) the funds' share class structures and distribution channels; and (xi) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends and methodologies for total expense competitive comparisons, and actions that might be taken by Fidelity to reduce total expense ratios for certain classes. In addition, the Board considered its discussions with Fidelity throughout the year regarding enhanced information security initiatives and the funds' fair valuation policies.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

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Fidelity Advisor® Global Credit Fund -

Class A, Class M, Class C, Class I and Class Z

Annual Report

December 31, 2018

Class A, Class M, Class C, Class I and Class Z are classes of Fidelity® Global Credit Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

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Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

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NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended December 31, 2018	Past 1 year	Past 5 years	Life of fundA
Class A (incl. 4.00% sales charge)	(6.93)%	(0.37)%	(0.42)%
Class M (incl. 4.00% sales charge)	(6.94)%	(0.37)%	(0.42)%
Class C (incl. contingent deferred sales charge)	(4.69)%	(0.31)%	(0.56)%
Class I	(2.82)%	0.70%	0.45%
Class Z	(2.82)%	0.70%	0.45%

 A From May 22, 2012

 Class C shares' contingent deferred sales charges included in the past one year, past five years, and life of fund total return figures are 1%, 0%, and 0%, respectively.

 The initial offering of Class Z shares took place on October 2, 2018. Returns prior to October 2, 2018, are those of Class I.

 Prior to June 1, 2017, the fund was named Fidelity Global Bond Fund, and the fund operated under certain different investment policies and compared its performance to a different index. The fund's historical performance may not represent its current investment policies.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Global Credit Fund - Class A on May 22, 2012, when the fund started, and the current 4.00% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg Barclays Global Aggregate Credit Index Hedged (USD) performed over the same period.

Period Ending Values
$9,724	Fidelity Advisor® Global Credit Fund - Class A
$12,623	Bloomberg Barclays Global Aggregate Credit Index Hedged (USD)

Management's Discussion of Fund Performance

Market Recap:  Global investment-grade bonds roughly broke even in 2018, as yields that gained early in the year fell notably late in 2018, amid new concerns about global economic growth. The Bloomberg Barclays Global Aggregate Credit Index (Hedged) returned -0.47%, with U.S. Treasuries, German bunds and other well-regarded sovereign bonds outperforming, especially late in the year. Longer-term bond yields advanced through mid-May, driven by policy-rate hikes, plans by the U.S. Federal Reserve to gradually reduce its balance sheet and tax reform that went into effect in January. Indications of robust employment and buoyant consumer sentiment reinforced the rate-tightening cycle. Longer-term yields moderated in the summer, with spreads between shorter-term and longer-term Treasury bonds remaining tight, partly because of escalating global trade tension. Yields rose again in September and early October, amid increased inflation expectations and hints that central banks may curtail economic stimulus, before declining notably in November due to broad market volatility and rising jobless claims. Yields fell further in December because U.S. economic data fell short of consensus expectations and China and parts of Europe also showed signs of economic weakness. As a result, overall market volatility increased substantially and credit spreads widened in the final weeks of the year.

Comments from Co-Portfolio Managers Michael Foggin and Andrew Lewis:  For the year, the fund’s share classes (excluding sales charges, if applicable) returned roughly -3% to -4%, lagging, net of fees, the benchmark Bloomberg Barclays Global Aggregate Credit Index (Hedged). The fund's underperformance mainly was due to individual bond picks, most notably, among financial companies in Europe. A position in Banca Monte dei Paschi di Siena, Italy’s oldest bank, stood out to the downside, as did an investment in France's BNP Paribas. Overweighting the bonds of European banks also detracted versus the benchmark, even though the fund's overall sector positioning was roughly neutral. An overweighting and some unhelpful picks among industrial companies in several geographies also hurt versus the benchmark. In particular, holding the bonds of India-based global auto parts supplier Motherson Sumi Systems detracted. Elsewhere, the bonds of specific government-related agencies, including Mexico's Petroleos Mexicanos, dented the relative return, suffering along with other emerging-market credits. It's also worth noting that the fund's positioning along the yield curve hurt relative performance. Turning to the positive, options purchased to help protect the portfolio from potential downside added some value for the year.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Geographic Diversification (% of fund's net assets)

As of December 31, 2018
United States of America	36.0%
United Kingdom	9.7%
Netherlands	8.4%
Luxembourg	6.6%
Ireland	5.3%
France	4.9%
Switzerland	4.9%
Spain	3.4%
Canada	2.7%
Other	18.1%

Percentages are based on country or territory of incorporation and include the effect of futures contracts, options and swaps, as applicable. Foreign currency contracts and other assets and liabilities are included within United States of America, as applicable.

Quality Diversification (% of fund's net assets)

As of December 31, 2018
U.S. Government and U.S. Government Agency Obligations	0.1%
AAA	0.1%
AA	1.1%
A	2.0%
BBB	61.9%
BB and Below	26.8%
Not Rated	6.3%
Equities	0.6%
Short-Term Investments and Net Other Assets	1.1%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Asset Allocation (% of fund's net assets)

As of December 31, 2018*,**
Corporate Bonds	80.2%
U.S. Government and Government Agency Obligations	0.1%
Foreign Government and Government Agency Obligations	3.1%
Nonconvertible Preferred Stocks	0.6%
Preferred Securities	14.9%
Short-Term Investments and Net Other Assets (Liabilities)	1.1%

 * Futures and Swaps - 9.0%

 ** Foreign Currency Contracts - (52.3)%

Schedule of Investments December 31, 2018

Showing Percentage of Net Assets

Nonconvertible Bonds - 80.2%
		Principal Amount(a)	Value
Argentina - 1.0%
YPF SA 8.5% 3/23/21 (Reg. S)		$410,000	$404,875
British Virgin Islands - 1.7%
Proven Glory Capital Ltd. 3.25% 2/21/22 (Reg. S)		350,000	333,685
Proven Honour Capital Ltd. 4.125% 5/6/26 (Reg. S)		400,000	359,448

TOTAL BRITISH VIRGIN ISLANDS			693,133

Canada - 1.8%
Cenovus Energy, Inc.:
3% 8/15/22		373,000	354,075
4.25% 4/15/27		389,000	354,499

TOTAL CANADA			708,574

Cayman Islands - 0.5%
Banco Do Brasil SA 4.625% 1/15/25 (b)		200,000	189,750
Denmark - 0.9%
Nykredit Realkredit A/S 4% 6/3/36 (Reg. S) (c)	EUR	300,000	356,185
Finland - 1.0%
Nordea Bank AB 0.875% 6/26/23 (Reg. S)	EUR	345,000	393,102
France - 3.7%
Altareit SCA 2.875% 7/2/25 (Reg. S)	EUR	200,000	212,939
Casino Guichard Perrachon SA 4.407% 8/6/19 (c)	EUR	100,000	116,156
Iliad SA 0.625% 11/25/21 (Reg. S)	EUR	400,000	443,748
Lagardere S.C.A.:
1.625% 6/21/24 (Reg. S)	EUR	300,000	329,068
2.75% 4/13/23 (Reg. S)	EUR	300,000	350,273

TOTAL FRANCE			1,452,184

Germany - 2.1%
alstria office REIT-AG 1.5% 11/15/27 (Reg. S)	EUR	400,000	413,053
Deutsche Bank AG 5% 6/24/20	EUR	250,000	296,108
TLG Immobilien AG 1.375% 11/27/24 (Reg. S)	EUR	100,000	111,819

TOTAL GERMANY			820,980

Ireland - 4.7%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust:
3.3% 1/23/23		350,000	332,730
4.625% 7/1/22		210,000	210,719
AIB Group PLC 2.25% 7/3/25 (Reg. S)	EUR	150,000	167,363
Allied Irish Banks PLC 4.125% 11/26/25 (Reg. S) (c)	EUR	350,000	407,545
Bank Ireland Group PLC:
1.375% 8/29/23 (Reg. S)	EUR	225,000	249,322
3.125% 9/19/27 (Reg. S) (c)	GBP	100,000	118,687
Shire Acquisitions Investments Ireland DAC 3.2% 9/23/26		400,000	362,158

TOTAL IRELAND			1,848,524

Italy - 0.8%
Banca Monte dei Paschi di Siena SpA 5.375% 1/18/28 (c)	EUR	275,000	183,062
Wind Tre SpA 3.125% 1/20/25 (Reg. S)	EUR	146,000	148,739

TOTAL ITALY			331,801

Luxembourg - 4.8%
Altice SA 7.25% 5/15/22 (Reg. S)	EUR	100,000	106,417
Blackstone Property Partners Europe LP:
1.4% 7/6/22 (Reg. S)	EUR	150,000	171,353
2.2% 7/24/25 (Reg. S)	EUR	450,000	498,633
CPI Property Group SA 1.45% 4/14/22 (Reg. S)	EUR	300,000	338,144
Fiat Industrial Finance Europe SA 1.875% 1/19/26 (Reg. S)	EUR	200,000	224,019
Logicor Financing SARL 1.5% 11/14/22 (Reg. S)	EUR	350,000	395,891
SELP Finance SARL 1.25% 10/25/23 (Reg. S)	EUR	135,000	152,310

TOTAL LUXEMBOURG			1,886,767

Mexico - 2.6%
Gruma S.A.B. de CV 4.875% 12/1/24 (Reg. S)		200,000	200,500
Petroleos Mexicanos:
3.625% 11/24/25 (Reg. S)	EUR	170,000	177,929
3.75% 2/21/24 (Reg. S)	EUR	600,000	659,815

TOTAL MEXICO			1,038,244

Netherlands - 5.8%
Deutsche Annington Finance BV:
1.5% 3/22/26	EUR	100,000	110,981
5% 10/2/23 (b)		314,000	324,301
Mylan NV 2.25% 11/22/24 (Reg. S)	EUR	200,000	228,524
Petrobras Global Finance BV 4.75% 1/14/25	EUR	300,000	357,474
Samvardhana Motherson Automotive Systems Group BV 1.8% 7/6/24 (Reg. S)	EUR	400,000	360,040
Teva Pharmaceutical Finance Netherlands III BV 4.5% 3/1/25	EUR	150,000	173,512
Vesteda Finance BV 2% 7/10/26 (Reg. S)	EUR	350,000	394,337
WPC Eurobond BV 2.25% 4/9/26	EUR	300,000	339,283

TOTAL NETHERLANDS			2,288,452

Portugal - 0.2%
Banco Espirito Santo SA 4% 1/21/19 (Reg. S) (d)	EUR	200,000	64,162
Spain - 2.3%
CaixaBank SA:
1.75% 10/24/23 (Reg. S)	EUR	300,000	341,395
2.75% 7/14/28 (Reg. S) (c)	EUR	200,000	224,801
Indra Sistemas SA 3% 4/19/24 (Reg. S)	EUR	300,000	338,741

TOTAL SPAIN			904,937

Sweden - 2.4%
Heimstaden Bostad AB 1.75% 12/7/21 (Reg. S)	EUR	350,000	399,846
Securitas AB 1.125% 2/20/24 (Reg. S)	EUR	100,000	114,139
Tele2 AB 1.125% 5/15/24 (Reg. S)	EUR	400,000	454,534

TOTAL SWEDEN			968,519

Switzerland - 4.9%
Credit Suisse Group AG:
5.75% 9/18/25 (Reg. S) (c)	EUR	300,000	367,356
6.5% 8/8/23 (Reg. S)		800,000	833,996
UBS AG 4.75% 2/12/26 (Reg. S) (c)	EUR	607,000	735,627

TOTAL SWITZERLAND			1,936,979

Turkey - 0.6%
Turkiye Garanti Bankasi A/S 3.375% 7/8/19 (Reg. S)	EUR	207,000	236,577
United Kingdom - 3.7%
BAT International Finance PLC 1.25% 3/13/27 (Reg. S)	EUR	450,000	469,016
CYBG PLC 3.125% 6/22/25 (Reg. S) (c)	GBP	100,000	116,350
Imperial Tobacco Finance PLC:
3.375% 2/26/26 (Reg. S)	EUR	150,000	181,810
8.125% 3/15/24	GBP	200,000	317,735
SKY PLC 2.25% 11/17/25 (Reg. S)	EUR	160,000	192,704
Travis Perkins PLC 4.5% 9/7/23 (Reg. S)	GBP	140,000	173,691

TOTAL UNITED KINGDOM			1,451,306

United States of America - 34.7%
Ally Financial, Inc. 4.125% 2/13/22		570,000	553,613
American Airlines, Inc. 3.75% 10/15/25		205,114	195,535
Ares Capital Corp. 4.25% 3/1/25		500,000	476,255
AT&T, Inc. 5.45% 3/1/47		360,000	352,052
Bank of America Corp. 3.95% 4/21/25		215,000	208,411
Bayer U.S. Finance II LLC 4.25% 12/15/25 (b)		500,000	486,857
Becton, Dickinson & Co. 3.363% 6/6/24		230,000	220,893
Brandywine Operating Partnership LP 4.1% 10/1/24		110,000	108,801
Brixmor Operating Partnership LP 4.125% 6/15/26		26,000	25,189
CBRE Group, Inc. 4.875% 3/1/26		140,000	143,607
CEMEX Finance LLC 4.625% 6/15/24	EUR	250,000	287,870
Citigroup, Inc.:
4.3% 11/20/26		82,000	78,894
4.45% 9/29/27		400,000	385,697
5.5% 9/13/25		246,000	258,263
Cleco Corporate Holdings LLC 3.743% 5/1/26		400,000	381,767
Conagra Brands, Inc. 4.6% 11/1/25		400,000	401,446
DCP Midstream LLC 4.75% 9/30/21 (b)		563,000	555,963
DDR Corp. 4.7% 6/1/27		400,000	402,440
Diamond 1 Finance Corp./Diamond 2 Finance Corp. 5.45% 6/15/23 (b)		450,000	457,912
Discover Financial Services 3.75% 3/4/25		400,000	382,678
Dolphin Subsidiary II, Inc. 7.25% 10/15/21		380,000	397,054
Elanco Animal Health, Inc.:
4.272% 8/28/23 (b)		200,000	199,818
4.9% 8/28/28 (b)		200,000	203,634
Emera U.S. Finance LP 3.55% 6/15/26		400,000	379,506
Express Scripts Holding Co. 3.4% 3/1/27		400,000	371,265
Goldman Sachs Group, Inc. 4.25% 10/21/25		227,000	217,479
Michael Kors U.S.A., Inc. 4% 11/1/24 (b)		162,000	152,369
Morgan Stanley:
3.95% 4/23/27		156,000	147,156
4.35% 9/8/26		150,000	145,844
5% 11/24/25		355,000	362,146
NextEra Energy Partners LP 4.25% 9/15/24 (b)		400,000	370,000
Omega Healthcare Investors, Inc. 4.95% 4/1/24		400,000	406,479
Plains All American Pipeline LP/PAA Finance Corp. 4.65% 10/15/25		200,000	196,777
Reynolds American, Inc. 4.45% 6/12/25		329,000	317,370
Sunoco Logistics Partner Operations LP 4% 10/1/27		400,000	366,968
The Williams Companies, Inc. 4.55% 6/24/24		400,000	403,884
Time Warner Cable, Inc. 4.5% 9/15/42		405,000	325,965
Toll Brothers Finance Corp. 4.875% 3/15/27		500,000	452,500
Unum Group 4% 3/15/24		555,000	550,834
Voya Financial, Inc. 3.65% 6/15/26		375,000	354,678
Western Gas Partners LP 4% 7/1/22		370,000	366,814
Westinghouse Air Brake Co. 4.15% 3/15/24		300,000	289,884
Willis Group North America, Inc. 3.6% 5/15/24		380,000	370,990

TOTAL UNITED STATES OF AMERICA			13,713,557

TOTAL NONCONVERTIBLE BONDS
(Cost $33,538,158)			31,688,608

U.S. Government and Government Agency Obligations - 0.1%
U.S. Treasury Obligations - 0.1%
U.S. Treasury Bonds 2.5% 2/15/45 (e)		13,000	11,803
U.S. Treasury Notes 2.25% 8/15/27 (e)		30,000	29,055
			40,858
TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS
(Cost $40,768)			40,858

Foreign Government and Government Agency Obligations - 3.1%
Germany - 0.1%
German Federal Republic 1.25% 8/15/48	EUR	$10,000	$12,573
Greece - 0.6%
Greek Government:
3.375% 2/15/25 (Reg. S) (b)	EUR	150,000	165,988
3.5% 1/30/23	EUR	70,000	80,829

TOTAL GREECE			246,817

Indonesia - 1.3%
Indonesian Republic 2.625% 6/14/23	EUR	430,000	512,860
United Kingdom - 1.1%
United Kingdom, Great Britain and Northern Ireland:
1.75% 9/7/37 (e)(f)	GBP	259,000	329,468
4.25% 12/7/49 (e)	GBP	55,000	110,300

TOTAL UNITED KINGDOM			439,768

TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS
(Cost $1,221,939)			1,212,018
		Shares	Value

Nonconvertible Preferred Stocks - 0.6%
United Kingdom - 0.6%
Nationwide Building Society 10.25%
(Cost $281,170)		1,350	239,609
		Principal Amount(a)	Value

Preferred Securities - 14.9%
Australia - 0.4%
QBE Insurance Group Ltd. 5.25% (Reg. S) (c)(g)		200,000	173,345
Belgium - 0.4%
KBC Groep NV 5.625% (c)(g)	EUR	150,000	171,684
Canada - 0.8%
Bank of Nova Scotia 4.65% (c)(g)		350,000	307,028
France - 1.3%
AXA SA 3.941% (c)(g)	EUR	156,000	185,607
BNP Paribas SA 6.75% (Reg. S) (c)(g)		200,000	199,065
Danone SA 1.75% (Reg. S) (c)(g)	EUR	100,000	108,469

TOTAL FRANCE			493,141

Germany - 0.5%
Deutsche Bank AG 6% (Reg. S) (c)(g)	EUR	200,000	195,623
Ireland - 0.6%
Allied Irish Banks PLC 7.375% (Reg. S) (c)(g)	EUR	200,000	239,487
Italy - 1.1%
Assicurazioni Generali SpA:
6.416% (c)(g)	GBP	200,000	262,244
8.5% (c)(g)	EUR	150,000	180,954

TOTAL ITALY			443,198

Luxembourg - 1.8%
Grand City Properties SA 3.75% (c)(g)	EUR	600,000	701,246
Netherlands - 2.6%
Stichting AK Rabobank Certificaten 6.5% (Reg. S) (g)	EUR	125,000	153,449
Volkswagen International Finance NV:
2.5%(Reg. S) (c)(g)	EUR	600,000	672,428
2.7%(Reg. S) (c)(g)	EUR	200,000	216,336

TOTAL NETHERLANDS			1,042,213

Spain - 1.1%
Banco Bilbao Vizcaya Argentaria SA 5.875% (Reg. S) (c)(g)	EUR	400,000	425,875
United Kingdom - 4.3%
Aviva PLC 6.125% (c)(g)	GBP	580,000	776,927
Barclays Bank PLC 7.625% 11/21/22		378,000	394,967
Barclays PLC 7.875% (Reg. S) (c)(g)	GBP	200,000	255,858
HSBC Holdings PLC 5.25% (c)(g)	EUR	250,000	288,698

TOTAL UNITED KINGDOM			1,716,450

TOTAL PREFERRED SECURITIES
(Cost $6,399,081)			5,909,290
		Shares	Value

Money Market Funds - 0.4%
Fidelity Cash Central Fund, 2.42% (h)
(Cost $158,993)		158,964	158,995

Purchased Swaptions - 0.1%(i)
	Expiration Date	Notional Amount	Value
Put Options - 0.1%
Option with an exercise rate of 3.375% on a credit default swap with Citibank, N.A. to buy protection on the iTraxx Europe Crossover Series 30 Index expiring December 2023, paying 5% quarterly.	2/20/19	EUR 850,000	$18,632
Option with an exercise rate of 3.75% on a credit default swap with Citibank, N.A. to buy protection on the iTraxx Europe Crossover Series 30 Index expiring December 2023, paying 5% quarterly.	1/16/19	EUR 3,500,000	18,368

TOTAL PUT OPTIONS			37,000

TOTAL PURCHASED SWAPTIONS
(Cost $35,756)			37,000
TOTAL INVESTMENT IN SECURITIES - 99.4%
(Cost $41,675,865)			39,286,378
NET OTHER ASSETS (LIABILITIES) - 0.6%			218,800
NET ASSETS - 100%			$39,505,178

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/(Depreciation)
Purchased
Bond Index Contracts
ASX 10 Year Treasury Bond Index Contracts (Australia)	2	March 2019	$186,899	$2,401	$2,401
ICE Long Gilt Contracts (United Kingdom)	3	March 2019	470,977	4,649	4,649
TME 10 Year Canadian Note Contracts (Canada)	8	March 2019	801,465	24,098	24,098
TOTAL BOND INDEX CONTRACTS					31,148
Treasury Contracts
CBOT 10-Year U.S. Treasury Note Contracts (United States)	8	March 2019	976,125	19,445	19,445
CBOT 2-Year U.S. Treasury Note Contracts (United States)	10	March 2019	2,123,125	14,359	14,359
CBOT Long Term U.S. Treasury Bond Contracts (United States)	8	March 2019	1,168,000	52,858	52,858
CBOT Ultra 10-Year U.S. Treasury Note Contracts (United States)	1	March 2019	130,078	3,592	3,592
CBOT Ultra Long Term U.S. Treasury Bond Contracts (United States)	18	March 2019	2,891,813	147,616	147,616
TOTAL TREASURY CONTRACTS					237,870

TOTAL PURCHASED					269,018

Sold
Bond Index Contracts
Eurex Euro-Bobl Contracts (Germany)	34	March 2019	5,162,383	(13,145)	(13,145)
Eurex Euro-Bund Contracts (Germany)	6	March 2019	1,124,256	(8,175)	(8,175)
Eurex Euro-Schatz Contracts (Germany)	3	March 2019	384,766	(121)	(121)
TOTAL BOND INDEX CONTRACTS					(21,441)
Treasury Contracts
CBOT 5-Year U.S. Treasury Note Contracts (United States)	47	March 2019	5,390,313	(86,437)	(86,439)

TOTAL SOLD					(107,880)

TOTAL FUTURES CONTRACTS					$161,138

The notional amount of futures purchased as a percentage of Net Assets is 22.1%

The notional amount of futures sold as a percentage of Net Assets is 30.5%

For the period, the average monthly underlying face amount at value for futures contracts in the aggregate was $18,545,783.

Forward Foreign Currency Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation/(Depreciation)
USD	24,922	CAD	34,000	Bank Of America NA	1/2/19	$17
EUR	24,000	USD	27,328	BNP Paribas SA	2/28/19	299
EUR	54,000	USD	61,960	BNP Paribas SA	2/28/19	201
EUR	23,000	USD	26,321	Goldman Sachs Bank USA	2/28/19	155
GBP	27,000	USD	34,646	BNP Paribas SA	2/28/19	(137)
USD	21,271	CAD	28,000	BNP Paribas SA	2/28/19	733
USD	324,415	EUR	283,000	BNP Paribas SA	2/28/19	(1,356)
USD	30,709	EUR	27,000	BNP Paribas SA	2/28/19	(372)
USD	100,421	EUR	88,000	Bank Of America NA	2/28/19	(879)
USD	17,295,000	EUR	15,130,572	JPMorgan Chase Bank, N.A.	2/28/19	(122,351)
USD	41,166	EUR	36,000	JPMorgan Chase Bank, N.A.	2/28/19	(275)
USD	45,763	EUR	40,000	State Street Bank and Trust Co.	2/28/19	(283)
USD	2,839,000	GBP	2,204,473	JPMorgan Chase Bank, N.A.	2/28/19	21,450
TOTAL FORWARD FOREIGN CURRENCY CONTRACTS						$(102,798)
					Unrealized Appreciation	22,855
					Unrealized Depreciation	(125,653)

For the period, the average contract value for forward foreign currency contracts was $23,723,422. Contract value represents contract amount in United States dollars plus or minus unrealized appreciation or depreciation, respectively

Swaps

Underlying Reference	Rating(1)	Maturity Date	Clearinghouse / Counterparty(2)	Fixed Payment Received/(Paid)	Payment Frequency	Notional Amount(3)	Value(1)	Upfront Premium Received/(Paid)(4)	Unrealized Appreciation/(Depreciation)
Credit Default Swaps
Buy Protection
5-Year iTraxx Europe Series 25 Index		Jun. 2021	ICE	(1%)	Quarterly	EUR 1,000,000	$(3,836)	$0	$(3,836)
Accor SA		Jun. 2022	Citibank, N.A.	(1%)	Quarterly	EUR 500,000	(9,136)	7,683	(1,453)
Gas Natural Capital Markets SA		Jun. 2022	BNP Paribas SA	(1%)	Quarterly	EUR 500,000	(9,948)	9,980	32
Standard Chartered PLC		Jun. 2021	Goldman Sachs Bank USA	(1%)	Quarterly	EUR 550,000	(5,423)	(27,545)	(32,968)
TOTAL BUY PROTECTION							(28,343)	(9,882)	(38,225)
Sell Protection
5-Year iTraxx Europe Senior Financials Series 25 Index	NR	Jun. 2021	ICE	1%	Quarterly	EUR 1,000,000	9,336	0	9,336
Intesa Sanpaolo Spa	Ba1	Jun. 2023	Goldman Sachs Bank USA	1%	Quarterly	EUR 250,000	(34,797)	25,852	(8,945)
Telecom Italia Spa New	Ba1	Jun. 2023	BNP Paribas SA	1%	Quarterly	EUR 200,000	(17,411)	11,587	(5,824)
Telecom Italia Spa New	Ba1	Dec. 2023	Goldman Sachs Bank USA	1%	Quarterly	EUR 200,000	(21,010)	15,638	(5,372)
TOTAL SELL PROTECTION							(63,882)	53,077	(10,805)

TOTAL CREDIT DEFAULT SWAPS							$(92,225)	$43,195	$(49,030)

 (1) Ratings are presented for credit default swaps in which the Fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent a weighted average of the ratings of all securities included in the index. The credit rating or value can be measures of the current payment/performance risk. Ratings are from Moody's Investors Service, Inc. Where Moody's® ratings are not available, S&P® ratings are disclosed and are indicated as such. All ratings are as of the report date and do not reflect subsequent changes.

 (2) Swaps with Intercontinental Exchange (ICE) are centrally cleared over-the-counter (OTC) swaps.

 (3) The notional amount of each credit default swap where the Fund has sold protection approximates the maximum potential amount of future payments that the Fund could be required to make if a credit event were to occur.

 (4) Any premiums for centrally cleared over-the-counter (OTC) swaps are recorded periodically throughout the term of the swap to variation margin and included in unrealized appreciation (depreciation).

Swaps

Payment Received	Payment Frequency	Payment Paid	Payment Frequency	Clearinghouse / Counterparty(1)	Maturity Date	Notional Amount	Value	Upfront Premium Received/(Paid)(4)	Unrealized Appreciation/(Depreciation)
Interest Rate Swaps
1.25%	Semi - annual	6-month EURIBOR(3)	Semi - annual	LCH	Jun. 2034	EUR 1,095,000	$18,680	$0	$18,680

 (1) Swaps with LCH Clearnet Group (LCH) are centrally cleared over-the-counter (OTC) swaps.

 (2) Any premiums for centrally cleared over-the-counter (OTC) swaps are recorded periodically throughout the term of the swap to variation margin and included in unrealized appreciation (depreciation).

 (3) Represents floating rate.

For the period, the average monthly notional amount for swaps in the aggregate was $7,928,081.

Currency Abbreviations

CAD – Canadian dollar

EUR – European Monetary Unit

GBP – British pound

USD – U.S. dollar

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Amount is stated in United States dollars unless otherwise noted.

 (b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $3,106,592 or 7.9% of net assets.

 (c) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (d) Non-income producing - Security is in default.

 (e) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $204,377.

 (f) Security or a portion of the security was pledged to cover margin requirements for centrally cleared OTC swaps. At period end, the value of securities pledged amounted to $97,958.

 (g) Security is perpetual in nature with no stated maturity date.

 (h) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (i) For the period, the average monthly notional amount for purchased swaptions was $8,590,178.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$11,112
Total	$11,112

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2018, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Financials	$239,609	$--	$239,609	$--
Corporate Bonds	31,688,608	--	31,688,608	--
U.S. Government and Government Agency Obligations	40,858	--	40,858	--
Foreign Government and Government Agency Obligations	1,212,018	--	1,212,018	--
Preferred Securities	5,909,290	--	5,909,290	--
Money Market Funds	158,995	158,995	--	--
Purchased Swaptions	37,000	--	37,000	--
Total Investments in Securities:	$39,286,378	$158,995	$39,127,383	$--
Derivative Instruments:
Assets
Forward Foreign Currency Contracts	$22,855	$--	$22,855	$--
Futures Contracts	269,018	269,018	--	--
Swaps	28,016	--	28,016	--
Total Assets	$319,889	$269,018	$50,871	$--
Liabilities
Forward Foreign Currency Contracts	$(125,653)	$--	$(125,653)	$--
Futures Contracts	(107,880)	(107,880)	--	--
Swaps	(101,561)	--	(101,561)	--
Total Liabilities	$(335,094)	$(107,880)	$(227,214)	$--
Total Derivative Instruments:	$(15,205)	$161,138	$(176,343)	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of December 31, 2018. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Credit Risk
Purchased Swaptions(a)	$37,000	$0
Swaps(b)	9,336	(101,561)
Total Credit Risk	46,336	(101,561)
Foreign Exchange Risk
Forward Foreign Currency Contracts(c)	22,855	(125,653)
Total Foreign Exchange Risk	22,855	(125,653)
Interest Rate Risk
Futures Contracts(d)	269,018	(107,880)
Swaps(b)	18,680	0
Total Interest Rate Risk	287,698	(107,880)
Total Value of Derivatives	$356,889	$(335,094)

 (a) Gross value is included in the Statement of Assets and Liabilities in the investments, at value line-item.

 (b) For bi-lateral over-the-counter (OTC) swaps, reflects gross value which is presented in the Statement of Assets and Liabilities in the bi-lateral OTC swaps, at value line-items. For centrally cleared OTC swaps, reflects gross cumulative appreciation (depreciation) as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin for centrally cleared OTC swaps is included in receivable or payable for daily variation margin on centrally cleared OTC swaps, and the net cumulative appreciation (depreciation) for centrally cleared OTC swaps is included in net unrealized appreciation (depreciation).

 (c) Gross value is presented in the Statement of Assets and Liabilities in the unrealized appreciation/depreciation on forward foreign currency contracts line-items.

 (d) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in net unrealized appreciation (depreciation).

The following table is a summary of the Fund's derivatives inclusive of potential netting arrangements.

Counterparty	Value of Derivative Assets	Value of Derivative Liabilities	Collateral Received(a)	Collateral Pledged(a)	Net(b)
Citibank, N.A.	$37,000	$(9,136)	$--	$--	$27,864
JPMorgan Chase Bank, N.A.	21,450	(122,626)	--	--	(101,176)
Centrally Cleared OTC Swaps	28,016	(3,836)	--	--	24,180
BNP Paribas SA	1,233	(29,224)	--	--	(27,991)
Goldman Sachs Bank USA	155	(61,230)	--	--	(61,075)
Bank Of America NA	17	(879)	--	--	(862)
State Street Bank and Trust Co.	--	(283)	--	--	(283)
Exchange Traded Futures	269,018	(107,880)	--	--	161,138
Total	$356,889	$(335,094)

 (a) Reflects collateral received from or pledged to an individual counterparty, excluding any excess of initial collateral amounts.

 (b) Net represents the receivable / (payable) that would be due from / (to) the counterparty in an event of default. Netting may be allowed across transactions traded under the same legal agreement with the same legal entity. Please refer to Derivative Instruments - Risk Exposures and the Use of Derivative Instruments section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		December 31, 2018
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $41,516,872)	$39,127,383
Fidelity Central Funds (cost $158,993)	158,995
Total Investment in Securities (cost $41,675,865)		$39,286,378
Foreign currency held at value (cost $159,391)		158,667
Unrealized appreciation on forward foreign currency contracts		22,855
Receivable for fund shares sold		113,124
Dividends receivable		578
Interest receivable		440,864
Distributions receivable from Fidelity Central Funds		356
Receivable for daily variation margin on futures contracts		10,382
Receivable for daily variation margin on centrally cleared OTC swaps		3,688
Prepaid expenses		62
Receivable from investment adviser for expense reductions		9,765
Other receivables		222
Total assets		40,046,941
Liabilities
Payable to custodian bank	$2,002
Unrealized depreciation on forward foreign currency contracts	125,653
Payable for fund shares redeemed	198,644
Bi-lateral OTC swaps, at value	97,725
Accrued management fee	18,315
Distribution and service plan fees payable	3,069
Other affiliated payables	6,422
Other payables and accrued expenses	89,933
Total liabilities		541,763
Net Assets		$39,505,178
Net Assets consist of:
Paid in capital		$42,811,928
Total distributable earnings (loss)		(3,306,750)
Net Assets		$39,505,178
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($3,829,977 ÷ 440,100 shares)		$8.70
Maximum offering price per share (100/96.00 of $8.70)		$9.06
Class M:
Net Asset Value and redemption price per share ($1,757,136 ÷ 201,951 shares)		$8.70
Maximum offering price per share (100/96.00 of $8.70)		$9.06
Class C:
Net Asset Value and offering price per share ($2,289,957 ÷ 263,063 shares)(a)		$8.70
Global Credit:
Net Asset Value, offering price and redemption price per share ($30,263,398 ÷ 3,476,959 shares)		$8.70
Class I:
Net Asset Value, offering price and redemption price per share ($1,265,000 ÷ 145,365 shares)		$8.70
Class Z:
Net Asset Value, offering price and redemption price per share ($99,710 ÷ 11,459 shares)		$8.70

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2018
Investment Income
Dividends		$301,432
Interest		1,125,177
Income from Fidelity Central Funds		11,112
Income before foreign taxes withheld		1,437,721
Less foreign taxes withheld		(2,205)
Total income		1,435,516
Expenses
Management fee	$234,374
Transfer agent fees	61,665
Distribution and service plan fees	38,760
Accounting fees and expenses	21,860
Custodian fees and expenses	5,264
Independent trustees' fees and expenses	196
Registration fees	73,534
Audit	106,661
Legal	1,410
Miscellaneous	947
Total expenses before reductions	544,671
Expense reductions	(189,321)
Total expenses after reductions		355,350
Net investment income (loss)		1,080,166
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	193,640
Fidelity Central Funds	4
Forward foreign currency contracts	991,690
Foreign currency transactions	(42,643)
Futures contracts	(408,173)
Swaps	12,930
Total net realized gain (loss)		747,448
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(3,588,510)
Fidelity Central Funds	2
Forward foreign currency contracts	345,981
Assets and liabilities in foreign currencies	(16,761)
Futures contracts	132,365
Swaps	53,475
Total change in net unrealized appreciation (depreciation)		(3,073,448)
Net gain (loss)		(2,326,000)
Net increase (decrease) in net assets resulting from operations		$(1,245,834)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2018	Year ended December 31, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$1,080,166	$800,205
Net realized gain (loss)	747,448	(657,493)
Change in net unrealized appreciation (depreciation)	(3,073,448)	4,009,932
Net increase (decrease) in net assets resulting from operations	(1,245,834)	4,152,644
Distributions to shareholders	(882,051)	–
Distributions to shareholders from tax return of capital	(164,576)	(837,639)
Total distributions	(1,046,627)	(837,639)
Share transactions - net increase (decrease)	(1,050,596)	(15,505,190)
Total increase (decrease) in net assets	(3,343,057)	(12,190,185)
Net Assets
Beginning of period	42,848,235	55,038,420
End of period	$39,505,178	$42,848,235
Other Information
Undistributed net investment income end of period		$236,336

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Global Credit Fund Class A

Years ended December 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$9.19	$8.61	$8.68	$9.38	$9.56
Income from Investment Operations
Net investment income (loss)A	.214	.141	.156	.205	.199
Net realized and unrealized gain (loss)	(.493)	.596	.055	(.692)	(.187)
Total from investment operations	(.279)	.737	.211	(.487)	.012
Distributions from net investment income	(.178)	–	(.175)	–	(.006)
Distributions from net realized gain	–	–	(.100)	–	–
Tax return of capital	(.033)	(.157)	(.006)	(.213)	(.186)
Total distributions	(.211)	(.157)	(.281)	(.213)	(.192)
Net asset value, end of period	$8.70	$9.19	$8.61	$8.68	$9.38
Total ReturnB,C	(3.05)%	8.60%	2.39%	(5.24)%	.08%
Ratios to Average Net AssetsD,E
Expenses before reductions	1.50%	1.63%	1.52%	1.46%	1.44%
Expenses net of fee waivers, if any	1.00%	1.00%	1.00%	1.00%	1.00%
Expenses net of all reductions	1.00%	1.00%	1.00%	1.00%	1.00%
Net investment income (loss)	2.40%	1.56%	1.72%	2.26%	2.05%
Supplemental Data
Net assets, end of period (000 omitted)	$3,830	$4,320	$4,667	$4,781	$4,770
Portfolio turnover rateF	83%	150%	105%	110%	227%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Total returns do not include the effect of the sales charges.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Global Credit Fund Class M

Years ended December 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$9.19	$8.61	$8.68	$9.38	$9.56
Income from Investment Operations
Net investment income (loss)A	.214	.141	.156	.204	.199
Net realized and unrealized gain (loss)	(.494)	.596	.058	(.691)	(.187)
Total from investment operations	(.280)	.737	.214	(.487)	.012
Distributions from net investment income	(.177)	–	(.178)	–	(.006)
Distributions from net realized gain	–	–	(.100)	–	–
Tax return of capital	(.033)	(.157)	(.006)	(.213)	(.186)
Total distributions	(.210)	(.157)	(.284)	(.213)	(.192)
Net asset value, end of period	$8.70	$9.19	$8.61	$8.68	$9.38
Total ReturnB,C	(3.06)%	8.60%	2.42%	(5.24)%	.08%
Ratios to Average Net AssetsD,E
Expenses before reductions	1.58%	1.70%	1.55%	1.48%	1.46%
Expenses net of fee waivers, if any	1.00%	1.00%	1.00%	1.00%	1.00%
Expenses net of all reductions	1.00%	1.00%	1.00%	1.00%	1.00%
Net investment income (loss)	2.40%	1.56%	1.72%	2.26%	2.05%
Supplemental Data
Net assets, end of period (000 omitted)	$1,757	$2,150	$2,874	$3,037	$3,012
Portfolio turnover rateF	83%	150%	105%	110%	227%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Total returns do not include the effect of the sales charges.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Global Credit Fund Class C

Years ended December 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$9.17	$8.60	$8.67	$9.37	$9.55
Income from Investment Operations
Net investment income (loss)A	.147	.073	.088	.137	.126
Net realized and unrealized gain (loss)	(.489)	.589	.056	(.690)	(.185)
Total from investment operations	(.342)	.662	.144	(.553)	(.059)
Distributions from net investment income	(.108)	–	(.110)	–	(.004)
Distributions from net realized gain	–	–	(.100)	–	–
Tax return of capital	(.020)	(.092)	(.004)	(.147)	(.117)
Total distributions	(.128)	(.092)	(.214)	(.147)	(.121)
Net asset value, end of period	$8.70	$9.17	$8.60	$8.67	$9.37
Total ReturnB,C	(3.74)%	7.71%	1.64%	(5.94)%	(.65)%
Ratios to Average Net AssetsD,E
Expenses before reductions	2.31%	2.44%	2.30%	2.25%	2.22%
Expenses net of fee waivers, if any	1.75%	1.75%	1.75%	1.75%	1.75%
Expenses net of all reductions	1.75%	1.75%	1.75%	1.75%	1.75%
Net investment income (loss)	1.65%	.82%	.97%	1.51%	1.30%
Supplemental Data
Net assets, end of period (000 omitted)	$2,290	$2,552	$3,514	$3,541	$4,340
Portfolio turnover rateF	83%	150%	105%	110%	227%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Total returns do not include the effect of the contingent deferred sales charge.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Global Credit Fund

Years ended December 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$9.19	$8.61	$8.68	$9.38	$9.56
Income from Investment Operations
Net investment income (loss)A	.237	.164	.179	.227	.223
Net realized and unrealized gain (loss)	(.495)	.598	.055	(.691)	(.188)
Total from investment operations	(.258)	.762	.234	(.464)	.035
Distributions from net investment income	(.196)	–	(.197)	–	(.007)
Distributions from net realized gain	–	–	(.100)	–	–
Tax return of capital	(.036)	(.182)	(.007)	(.236)	(.208)
Total distributions	(.232)	(.182)	(.304)	(.236)	(.215)
Net asset value, end of period	$8.70	$9.19	$8.61	$8.68	$9.38
Total ReturnB	(2.82)%	8.90%	2.65%	(5.00)%	.32%
Ratios to Average Net AssetsC,D
Expenses before reductions	1.18%	1.30%	1.14%	1.09%	1.09%
Expenses net of fee waivers, if any	.75%	.75%	.75%	.75%	.75%
Expenses net of all reductions	.75%	.75%	.75%	.75%	.75%
Net investment income (loss)	2.65%	1.82%	1.97%	2.51%	2.30%
Supplemental Data
Net assets, end of period (000 omitted)	$30,263	$32,493	$41,569	$44,497	$46,242
Portfolio turnover rateE	83%	150%	105%	110%	227%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Global Credit Fund Class I

Years ended December 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$9.19	$8.61	$8.68	$9.38	$9.56
Income from Investment Operations
Net investment income (loss)A	.237	.163	.179	.226	.223
Net realized and unrealized gain (loss)	(.495)	.599	.055	(.690)	(.188)
Total from investment operations	(.258)	.762	.234	(.464)	.035
Distributions from net investment income	(.196)	–	(.197)	–	(.007)
Distributions from net realized gain	–	–	(.100)	–	–
Tax return of capital	(.036)	(.182)	(.007)	(.236)	(.208)
Total distributions	(.232)	(.182)	(.304)	(.236)	(.215)
Net asset value, end of period	$8.70	$9.19	$8.61	$8.68	$9.38
Total ReturnB	(2.82)%	8.90%	2.65%	(5.00)%	.32%
Ratios to Average Net AssetsC,D
Expenses before reductions	1.14%	1.30%	1.16%	1.14%	1.15%
Expenses net of fee waivers, if any	.75%	.75%	.75%	.75%	.75%
Expenses net of all reductions	.75%	.75%	.75%	.75%	.75%
Net investment income (loss)	2.65%	1.81%	1.97%	2.51%	2.30%
Supplemental Data
Net assets, end of period (000 omitted)	$1,265	$1,333	$2,415	$2,932	$2,718
Portfolio turnover rateE	83%	150%	105%	110%	227%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Global Credit Fund Class Z

Years ended December 31,	2018 A
Selected Per–Share Data
Net asset value, beginning of period	$8.92
Income from Investment Operations
Net investment income (loss)B	.065
Net realized and unrealized gain (loss)	(.164)
Total from investment operations	(.099)
Distributions from net investment income	(.102)
Tax return of capital	(.019)
Total distributions	(.121)
Net asset value, end of period	$8.70
Total ReturnC,D	(1.11)%
Ratios to Average Net AssetsE,F
Expenses before reductions	.95%G
Expenses net of fee waivers, if any	.66%G
Expenses net of all reductions	.66%G
Net investment income (loss)	2.97%G
Supplemental Data
Net assets, end of period (000 omitted)	$100
Portfolio turnover rateH	83%

 A For the period October 2, 2018 (commencement of sale of shares) to December 31, 2018.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Annualized

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended December 31, 2018

1. Organization.

Fidelity Global Credit Fund (the Fund) is a fund of Fidelity School Street Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund commenced sale of Class Z shares on October 2, 2018. The Fund offers Class A, Class M, Class C, Global Credit, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds, foreign government and government agency obligations, preferred securities and U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Swaps are marked-to-market daily based on valuations from third party pricing vendors, registered derivatives clearing organizations (clearinghouses) or broker-supplied valuations. These pricing sources may utilize inputs such as interest rate curves, credit spread curves, default possibilities and recovery rates. When independent prices are unavailable or unreliable, debt securities and swaps may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. For foreign debt securities, when significant market or security specific events arise, valuations may be determined in good faith in accordance with procedures adopted by the Board. Debt securities and swaps are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. The Fund invests a significant portion of its assets in below investment grade securities. The value of these securities can be more volatile due to changes in the credit quality of the issuer and is sensitive to changes in economic, market and regulatory conditions.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

The U.S. dollar value of foreign currency contracts is determined using currency exchange rates supplied by a pricing service and are categorized as Level 2 in the hierarchy. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Options traded over-the-counter are valued using vendor or broker-supplied valuations and are categorized as Level 2 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of December 31, 2018 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Realized gains and losses on foreign currency transactions arise from the disposition of foreign currency, realized changes in the value of foreign currency between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized gains and losses on assets and liabilities in foreign currencies arise from changes in the value of foreign currency, and from assets and liabilities denominated in foreign currencies, other than investments, which are held at period end.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2018, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, swaps, foreign currency transactions, market discount, tax return of capital distribution, capital loss carryforwards, and losses deferred due to wash sales and excise tax regulations.

For the periods ending December 31, 2018, and December 31, 2017, the Fund's distributions exceeded the aggregate amount of taxable income and net realized gains resulting in a return of capital for tax purposes. This was due to reductions in taxable income available for distribution after certain distributions had been made.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$1,317,765
Gross unrealized depreciation	(3,680,455)
Net unrealized appreciation (depreciation)	$(2,362,690)
Tax Cost	$41,604,084

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$(1,156,676)
Net unrealized appreciation (depreciation) on securities and other investments	$(2,150,074)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(100,633)
Long-term	(1,056,043)
Total capital loss carryforward	$(1,156,676)

The tax character of distributions paid was as follows:

	December 31, 2018	December 31, 2017
Ordinary Income	$882,051	$ -
Tax Return of Capital	164,576	837,639
Total	$1,046,627	$ 837,639

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

New Rule Issuance. During August 2018, the U.S. Securities and Exchange Commission issued Final Rule Release No. 33-10532, Disclosure Update and Simplification. This Final Rule includes amendments specific to registered investment companies that are intended to eliminate overlap in disclosure requirements between Regulation S-X and GAAP. In accordance with these amendments, certain line-items in the Fund's financial statements have been combined or removed for the current period as outlined in the table below.

Financial Statement	Current Line-Item Presentation	Prior Line-Item Presentation
Statement of Assets and Liabilities	Total distributable earnings (loss)	Undistributed/Distributions in excess of/Accumulated net investment income (loss) Accumulated/Undistributed net realized gain (loss) Net unrealized appreciation (depreciation)
Statement of Changes in Net Assets	N/A - removed	Undistributed/Distributions in excess of/Accumulated net investment income (loss) end of period
Statement of Changes in Net Assets	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain
Distributions to Shareholders Note to Financial Statements	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts, forward foreign currency contracts, options and swaps. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets, to facilitate transactions in foreign-denominated securities and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risks:

Credit Risk	Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.
Foreign Exchange Risk	Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.
Interest Rate Risk	Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain OTC derivatives such as forward foreign currency contracts, options and bi-lateral swaps, the Fund attempts to reduce its exposure to counterparty credit risk by entering into an International Swaps and Derivatives Association, Inc. (ISDA) Master Agreement with each of its counterparties. The ISDA Master Agreement gives the Fund the right to terminate all transactions traded under such agreement upon the deterioration in the credit quality of the counterparty beyond specified levels. The ISDA Master Agreement gives each party the right, upon an event of default by the other party or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net payable by one party to the other. Upon entering into a swap, the Fund is required to post an initial collateral amount (referred to as "Independent Amount"), as defined in the ISDA Master Agreement. The Fund is required to post additional collateral for the benefit of counterparties to meet the counterparty's unrealized appreciation on outstanding swap contracts and any such posted collateral is identified on the Consolidated Schedule of Investments. To mitigate counterparty credit risk on bi-lateral OTC derivatives, the Fund receives collateral in the form of cash or securities once the Fund's net unrealized appreciation on outstanding derivative contracts under an ISDA Master Agreement exceeds certain applicable thresholds, subject to certain minimum transfer provisions. The collateral received is held in segregated accounts with the Fund's custodian bank in accordance with the collateral agreements entered into between the Fund, the counterparty and the Fund's custodian bank. The Fund could experience delays and costs in gaining access to the collateral even though it is held by the Fund's custodian bank. The Fund's maximum risk of loss from counterparty credit risk related to bi-lateral OTC derivatives is generally the aggregate unrealized appreciation and unpaid counterparty payments in excess of any collateral pledged by the counterparty to the Fund. The Fund may be required to pledge collateral for the benefit of the counterparties on bi-lateral OTC derivatives in an amount not less than each counterparty's unrealized appreciation on outstanding derivative contracts, subject to certain minimum transfer provisions, and any such pledged collateral is identified in the Schedule of Investments. Exchange-traded futures contracts are not covered by the ISDA Master Agreement; however counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade. Counterparty credit risk related to centrally cleared OTC swaps may be mitigated by the protection provided by the clearinghouse. A summary of the Fund's derivatives inclusive of potential netting arrangements is presented at the end of the Schedule of Investments.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Net Realized Gain (Loss) and Change in Net Unrealized Appreciation (Depreciation) on Derivatives. The table below, which reflects the impacts of derivatives on the financial performance of the Fund, summarizes the net realized gain (loss) and change in net unrealized appreciation (depreciation) for derivatives during the period as presented in the Statement of Operations.

Primary Risk Exposure / Derivative Type	Net Realized Gain (Loss)	Change in Net Unrealized Appreciation (Depreciation)
Credit Risk
Purchased Options	$(159,536)	$37,874
Swaps	(48,667)	34,795
Total Credit Risk	(208,203)	72,669
Foreign Exchange Risk
Forward Foreign Currency Contracts	991,690	345,981
Total Foreign Exchange Risk	991,690	345,981
Interest Rate Risk
Futures Contracts	(408,173)	132,365
Swaps	61,597	18,680
Total Interest Rate Risk	(346,576)	151,045
Totals	$436,911	$569,695

A summary of the value of derivatives by primary risk exposure as of period end is included at the end of the Schedule of Investments.

Forward Foreign Currency Contracts. Forward foreign currency contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. The Fund used forward foreign currency contracts to facilitate transactions in foreign-denominated securities and to manage exposure to certain foreign currencies.

Forward foreign currency contracts are valued daily and fluctuations in exchange rates on open contracts are recorded as unrealized appreciation or (depreciation) and reflected in the Statement of Assets and Liabilities. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the closing value and the value at the time it was opened. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on forward foreign currency contracts during the period is presented in the Statement of Operations.

Any open forward foreign currency contracts at period end are presented in the Schedule of Investments under the caption "Forward Foreign Currency Contracts." The contract amount and unrealized appreciation (depreciation) reflects each contract's exposure to the underlying currency at period end.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the bond market and fluctuations in interest rates.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

Options. Options give the purchaser the right, but not the obligation, to buy (call) or sell (put) an underlying security or financial instrument at an agreed exercise or strike price between or on certain dates. Options obligate the seller (writer) to buy (put) or sell (call) an underlying instrument at the exercise or strike price or cash settle an underlying derivative instrument if the holder exercises the option on or before the expiration date. The Fund uses OTC options, such as swaptions, which are options where the underlying instrument is a swap, to manage its exposure to potential credit events.

Upon entering into an options contract, a fund will pay or receive a premium. Premiums paid on purchased options are reflected as cost of investments and premiums received on written options are reflected as a liability on the Statement of Assets and Liabilities. Certain options may be purchased or written with premiums to be paid or received on a future date. Options are valued daily and any unrealized appreciation (depreciation) is reflected on the Statement of Assets and Liabilities. When an option is exercised, the cost or proceeds of the underlying instrument purchased or sold is adjusted by the amount of the premium. When an option is closed the Fund will realize a gain or loss depending on whether the proceeds or amount paid for the closing sale transaction is greater or less than the premium received or paid. When an option expires, gains and losses are realized to the extent of premiums received and paid, respectively. The net realized and unrealized gains (losses) on purchased options are included in the Statement of Operations in net realized gain (loss) and change in net unrealized appreciation (depreciation) on investment securities. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on written options are presented in the Statement of Operations.

Any open options at period end are presented in the Schedule of Investments under the captions "Purchased Options," "Purchased Swaptions," "Written Options" and "Written Swaptions," as applicable.

Writing puts and buying calls tend to increase exposure to the underlying instrument while buying puts and writing calls tend to decrease exposure to the underlying instrument. For purchased options, risk of loss is limited to the premium paid, and for written options, risk of loss is the change in value in excess of the premium received.

Swaps. A swap is a contract between two parties to exchange future cash flows at periodic intervals based on a notional principal amount. A bi-lateral OTC swap is a transaction between a fund and a dealer counterparty where cash flows are exchanged between the two parties for the life of the swap. A centrally cleared OTC swap is a transaction executed between a fund and a dealer counterparty, then cleared by a futures commission merchant (FCM) through a clearinghouse. Once cleared, the clearinghouse serves as a central counterparty, with whom a fund exchanges cash flows for the life of the transaction, similar to transactions in futures contracts.

Bi-lateral OTC swaps are marked-to-market daily and changes in value are reflected in the Statement of Assets and Liabilities in the bi-lateral OTC swaps at value line items. Any upfront premiums paid or received upon entering a bi-lateral OTC swap to compensate for differences between stated terms of the swap and prevailing market conditions (e.g. credit spreads, interest rates or other factors) are recorded in net unrealized appreciation (depreciation) in the Statement of Assets and Liabilities and amortized to realized gain or (loss) ratably over the term of the swap. Any unamortized upfront premiums are presented in the Schedule of Investments.

Centrally cleared OTC swaps require a fund to deposit either cash or securities (initial margin) with the FCM, at the instruction of and for the benefit of the clearinghouse. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments. Centrally cleared OTC swaps are marked-to-market daily and subsequent payments (variation margin) are made or received depending on the daily fluctuations in the value of the swaps and are recorded as unrealized appreciation or (depreciation). These daily payments, if any, are included in receivable or payable for daily variation margin on centrally cleared OTC swaps in the Statement of Assets and Liabilities. Any premiums for centrally cleared OTC swaps are recorded periodically throughout the term of the swap to variation margin and included in unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. Any premiums are recognized as realized gain (loss) upon termination or maturity of the swap.

For both bi-lateral and centrally cleared OTC swaps, payments are exchanged at specified intervals, accrued daily commencing with the effective date of the contract and recorded as realized gain or (loss). Some swaps may be terminated prior to the effective date and realize a gain or loss upon termination. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on swaps during the period is presented in the Statement of Operations.

Any open swaps at period end are included in the Schedule of Investments under the caption "Swaps".

Credit Default Swaps. Credit default swaps enable the Fund to buy or sell protection against specified credit events on a single-name issuer or a traded credit index. Under the terms of a credit default swap the buyer of protection (buyer) receives credit protection in exchange for making periodic payments to the seller of protection (seller) based on a fixed percentage applied to a notional principal amount. In return for these payments, the seller will be required to make a payment upon the occurrence of one or more specified credit events. The Fund enters into credit default swaps as a seller to gain credit exposure to an issuer and/or as a buyer to obtain a measure of protection against defaults of an issuer. Periodic payments are made over the life of the contract by the buyer provided that no credit event occurs.

For credit default swaps on most corporate and sovereign issuers, credit events include bankruptcy, failure to pay or repudiation/moratorium. For credit default swaps on corporate or sovereign issuers, the obligation that may be put to the seller is not limited to the specific reference obligation described in the Schedule of Investments. For credit default swaps on asset-backed securities, a credit event may be triggered by events such as failure to pay principal, maturity extension, rating downgrade or write-down. For credit default swaps on asset-backed securities, the reference obligation described represents the security that may be put to the seller. For credit default swaps on a traded credit index, a specified credit event may affect all or individual underlying securities included in the index.

As a seller, if an underlying credit event occurs, the Fund will pay a net settlement amount of cash equal to the notional amount of the swap less the recovery value of the reference obligation or underlying securities comprising an index. Only in the event of the industry's inability to value the underlying asset will the Fund be required to take delivery of the reference obligation or underlying securities comprising an index and pay an amount equal to the notional amount of the swap.

As a buyer, if an underlying credit event occurs, the Fund will receive a net settlement amount of cash equal to the notional amount of the swap less the recovery value of the reference obligation or underlying securities comprising an index. Only in the event of the industry's inability to value the underlying asset will the Fund be required to deliver the reference obligation or underlying securities comprising an index in exchange for payment of an amount equal to the notional amount of the swap.

Typically, the value of each credit default swap and credit rating disclosed for each reference obligation in the Schedule of Investments, where the Fund is the seller, can be used as measures of the current payment/performance risk of the swap. As the value of the swap changes as a positive or negative percentage of the total notional amount, the payment/performance risk may decrease or increase, respectively. In addition to these measures, the investment adviser monitors a variety of factors including cash flow assumptions, market activity and market sentiment as part of its ongoing process of assessing payment/performance risk.

Interest Rate Swaps. Interest rate swaps are agreements between counterparties to exchange cash flows, one based on a fixed rate, and the other on a floating rate. The Fund entered into interest rate swaps to manage its exposure to interest rate changes. Changes in interest rates can have an effect on both the value of bond holdings as well as the amount of interest income earned. In general, the value of bonds can fall when interest rates rise and can rise when interest rates fall.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $34,389,662 and $32,873,760, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .11% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .56% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$10,249	$1,798
Class M	-%	.25%	4,852	1,514
Class C	.75%	.25%	23,659	7,393
			$38,760	$ 10,705

Sales Load. FDC may receive a front-end sales charge of up to 4.00% for selling Class A shares and Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, .75% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$749
Class M	81
Class C(a)	122
$952

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$7,978.19
Class M	5,305.27
Class C	6,027.25
Global Credit	41,158.13
Class I	1,185.09
Class Z	12	.05(a)
	$61,665

 (a) Annualized

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month. For the period, the fees were equivalent to an annual rate of .05%.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $116 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Expense Reductions.

The investment adviser contractually agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of class-level average net assets as noted in the table below. This reimbursement will remain in place through April 30, 2020. Some expenses, for example the compensation of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement
Class A	1.00%	$20,449
Class M	1.00%	11,243
Class C	1.75%	13,227
Global Credit	.75%	138,844
Class I	.75%	5,073
Class Z	.66%	71
		$188,907

In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested U.S. dollar cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $163.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $251.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended December 31, 2018(a)	Year ended December 31, 2017
Distributions to shareholders
Class A	$80,759	$–
Class M	37,547	–
Class C	28,370	–
Global Credit	705,880	–
Class I	28,343	–
Class Z	1,152	–
Total	$882,051	$–
Tax return of capital
Class A	$15,068	$74,896
Class M	7,006	39,291
Class C	5,293	26,210
Global Credit	131,706	665,464
Class I	5,288	31,778
Class Z	215	–
Total	$164,576	$837,639

 (a) Distributions for Class Z are for the period October 2, 2018 (commencement of sale of shares) to December 31, 2018.

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended December 31, 2018 (a)	Year ended December 31, 2017	Year ended December 31, 2018 (a)	Year ended December 31, 2017
Class A
Shares sold	40,118	149,339	$360,692	$1,341,858
Reinvestment of distributions	10,803	8,197	95,375	74,196
Shares redeemed	(80,872)	(229,587)	(722,084)	(2,074,804)
Net increase (decrease)	(29,951)	(72,051)	$(266,017)	$(658,750)
Class M
Shares sold	15,128	60,629	$135,904	$544,167
Reinvestment of distributions	5,039	4,348	44,483	39,291
Shares redeemed	(52,325)	(164,803)	(467,585)	(1,490,754)
Net increase (decrease)	(32,158)	(99,826)	$(287,198)	$(907,296)
Class C
Shares sold	39,154	75,484	$347,788	$680,909
Reinvestment of distributions	3,812	2,887	33,647	26,157
Shares redeemed	(58,062)	(208,894)	(518,694)	(1,874,033)
Net increase (decrease)	(15,096)	(130,523)	$(137,259)	$(1,166,967)
Global Credit
Shares sold	1,077,080	1,708,249	$9,666,484	$15,464,079
Reinvestment of distributions	92,424	71,889	815,929	649,903
Shares redeemed	(1,228,512)	(3,071,716)	(10,947,198)	(27,663,296)
Net increase (decrease)	(59,008)	(1,291,578)	$(464,785)	$(11,549,314)
Class I
Shares sold	18,185	32,960	$163,537	$293,907
Reinvestment of distributions	3,471	3,157	30,633	28,458
Shares redeemed	(21,415)	(171,471)	(191,675)	(1,545,228)
Net increase (decrease)	241	(135,354)	$2,495	$(1,222,863)
Class Z
Shares sold	11,302	–	$100,801	$–
Reinvestment of distributions	157	–	1,367	–
Net increase (decrease)	11,459	–	$102,168	$–

 (a) Share transactions for Class Z are for the period October 2, 2018 (commencement of sale of shares) to December 31, 2018

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 25% of the total outstanding shares of the Fund.

12. Risks of Investing in European Countries.

The recent global financial crisis has created uncertainty surrounding the sovereign debt of many European countries. If there is a default or debt restructuring by any European country, or if one or more countries leave the European Monetary Union or the European Monetary Union dissolves, there may be wide-ranging effects on global markets. Such events could significantly affect the value or liquidity of the Fund's investments in the region or with exposure to the region.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity School Street Trust and Shareholders of Fidelity Global Credit Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Global Credit Fund (one of the funds constituting Fidelity School Street Trust, referred to hereafter as the "Fund") as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statement of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 20, 2019

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 260 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Arthur E. Johnson serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-present) and Chairman and Director of FMR (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of FMR (2001-2005), a Trustee of other investment companies advised by FMR, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds. Ms. McAuliffe previously served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company). Earlier roles at FIL included Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo. Ms. McAuliffe also was the Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe is also a director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement in April 2012, Ms. Acton was Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011), and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board of Directors and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Previously, Ms. Acton served as a Member of the Advisory Board of certain Fidelity® funds (2013-2016).

Ann E. Dunwoody (1953)

Year of Election or Appointment: 2018

Trustee

General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). She is the President of First to Four LLC (leadership and mentoring services, 2012-present). She also serves as a member of the Board of Directors and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor, and aerospace systems, 2013-present), Board of Directors and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and Board of Directors of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a Member of the Advisory Board of certain Fidelity® funds (2018), a member of the Board of Directors and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board of Directors, Chair of the Nomination and Governance Committee and member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Board of Directors of the Army Historical Foundation (2015-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present) and a member of the Board of Trustees of Florida Institute of Technology (2015-present) and ThanksUSA (military family education non-profit, 2014-present).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. He serves on the board of directors for Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-present) and K12 Inc. (technology-based education company, 2012-present). Previously, Mr. Engler served as interim president of Michigan State University (2018-2019), a Member of the Advisory Board of certain Fidelity® funds (2014-2016), president of the Business Roundtable (2011-2017), a trustee of The Munder Funds (2003-2014), president and CEO of the National Association of Manufacturers (2004-2011), member of the Board of Trustees of the Annie E. Casey Foundation (2004-2015), and as governor of Michigan (1991-2003). He is a past chairman of the National Governors Association.

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Mr. Gartland is Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-present). Previously, Mr. Gartland served as a partner and investor of Vietnam Partners LLC (investments and consulting, 2008-2011). Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007), and Chase Manhattan Bank (1975-1978).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Mr. Johnson serves as a member of the Board of Directors of Eaton Corporation plc (diversified power management, 2009-present) and Booz Allen Hamilton (management consulting, 2011-present). Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). He previously served on the Board of Directors of IKON Office Solutions, Inc. (1999-2008), AGL Resources, Inc. (holding company, 2002-2016), and Delta Airlines (2005-2007). Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Vice Chairman of the Independent Trustees

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management. Before joining Credit Suisse, he was an Executive Vice President and Chief Investment Officer for Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager and Research Analyst, and Mr. Kenneally was awarded the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company (pipeline and tanker operations). Ms. Knowles currently serves as a Director and Chairman of the Audit Committee of McKesson Corporation (healthcare service, since 2002). Ms. Knowles is a member of the Board of the Santa Catalina Island Company (real estate, 2009-present). Ms. Knowles is a Member of the Investment Company Institute Board of Governors and a Member of the Governing Council of the Independent Directors Council (2014-present). She also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Previously, Ms. Knowles served as a Director of Phelps Dodge Corporation (copper mining and manufacturing, 1994-2007), URS Corporation (engineering and construction, 2000-2003) and America West (airline, 1999-2002). Ms. Knowles previously served as Chairman (2015-2018) and Vice Chairman (2012-2015) of the Independent Trustees of certain Fidelity® funds.

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Mr. Murray is Vice Chairman (2013-present) of Meijer, Inc. (regional retail chain). Previously, Mr. Murray served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Chief Executive Officer (2013-2016) and President (2006-2013) of Meijer, Inc. Mr. Murray serves as a member of the Board of Directors and Nuclear Review and Public Policy and Responsibility Committees of DTE Energy Company (diversified energy company, 2009-present). Mr. Murray also serves as a member of the Board of Directors of Spectrum Health (not-for-profit health system, 2015-present). Mr. Murray previously served as President of Grand Valley State University (2001-2006), Treasurer for the State of Michigan (1999-2001), Vice President of Finance and Administration for Michigan State University (1998-1999), and a member of the Board of Directors and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray is also a director or trustee of many community and professional organizations.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2018

Secretary and Chief Legal Officer (CLO)

Mr. Coffey also serves as Secretary and CLO of other funds. Mr. Coffey serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-present); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Assistant Secretary of certain funds (2009-2018) and as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John B. McGinty, Jr. (1962)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. McGinty also serves as Chief Compliance Officer of other funds. Mr. McGinty is Senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2016-present). Mr. McGinty previously served as Vice President, Senior Attorney at Eaton Vance Management (investment management firm, 2015-2016), and prior to Eaton Vance as global CCO for all firm operations and registered investment companies at GMO LLC (investment management firm, 2009-2015). Before joining GMO LLC, Mr. McGinty served as Senior Vice President, Deputy General Counsel for Fidelity Investments (2007-2009).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2015

Assistant Secretary

Mr. Pogorelec also serves as Assistant Secretary of other funds. Mr. Pogorelec serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2006-present).

Nancy D. Prior (1967)

Year of Election or Appointment: 2014

Vice President

Ms. Prior also serves as Vice President of other funds. Ms. Prior serves as President Fixed Income, High Income/Emerging Market Debt and Multi Asset Class Strategies of FIAM LLC (2018-present), President (2016-present) and Director (2014-present) of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm), President, Fixed Income (2014-present), and is an employee of Fidelity Investments (2002-present). Previously, Ms. Prior served as Vice Chairman of FIAM LLC (investment adviser firm, 2014-2018), a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-2018), President Multi-Asset Class Strategies of FMR's Global Asset Allocation Division (2017-2018), Vice President of Fidelity's Money Market Funds (2012-2014), President, Money Market and Short Duration Bond Group of Fidelity Management & Research (FMR) (investment adviser firm, 2013-2014), President, Money Market Group of FMR (2011-2013), Managing Director of Research (2009-2011), Senior Vice President and Deputy General Counsel (2007-2009), and Assistant Secretary of certain Fidelity® funds (2008-2009).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The actual expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2018 to December 31, 2018) for Class A, Class M, Class C, Global Credit and Class I and for the period (October 2, 2018 to December 31, 2018) for Class Z. The hypothetical expense Example is based on an investment of $1,000 invested for the one-half year period (July 1, 2018 to December 31, 2018).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee, which was eliminated effective August 1, 2018, is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee, which was eliminated effective August 1, 2018, is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value	Ending Account Value December 31, 2018	Expenses Paid During Period
Class A	1.00%
Actual		$1,000.00	$997.00	$5.03-B
Hypothetical-C		$1,000.00	$1,020.16	$5.09-D
Class M	1.00%
Actual		$1,000.00	$996.90	$5.03-B
Hypothetical-C		$1,000.00	$1,020.21	$5.09-D
Class C	1.75%
Actual		$1,000.00	$992.80	$8.79-B
Hypothetical-C		$1,000.00	$1,016.43	$8.89-D
Global Credit	.75%
Actual		$1,000.00	$997.70	$3.78-B
Hypothetical-C		$1,000.00	$1,021.42	$3.82-D
Class I	.75%
Actual		$1,000.00	$997.70	$3.78-B
Hypothetical-C		$1,000.00	$1,021.37	$3.82-D
Class Z	.66%
Actual		$1,000.00	$988.90	$1.64-B
Hypothetical-C		$1,000.00	$1,021.12	$3.36-D

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Actual expenses are equal to each Class' annualized expense ratio, multiplied by 184/365 (to reflect the one-half year period) for Class A, Class M, Class C, Global Credit and Class I and multiplied by 91/365 (to reflect the period October 2, 2018 to December 31, 2018) for Class Z.

 C 5% return per year before expenses

 D Hypothetical expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Distributions (Unaudited)

The fund designates $437,610 of distributions paid during the period January 1, 2018 to December 31, 2018 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

The fund will notify shareholders in January 2019 of amounts for use in preparing 2018 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Global Credit Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established four standing committees (Committees) — Operations, Audit, Fair Valuation, and Governance and Nominating — each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all of the Independent Trustees are members, meets regularly throughout the year and considers, among other matters, information specifically related to the annual consideration of the renewal of the fund's Advisory Contracts. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its September 2018 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) reducing management fees and total expenses for certain growth equity funds and index funds; (vii) lowering expense caps for certain existing funds and classes, and converting certain voluntary expense caps to contractual caps, to reduce expenses borne by shareholders; (viii) eliminating short-term redemption fees for funds that had such fees; (ix) rationalizing product lines and gaining increased efficiencies from fund mergers and share class consolidations; (x) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (xi) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there was a portfolio management change for the fund in January 2018.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against an appropriate securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance at meetings throughout the year, the Board gave particular attention to information indicating underperformance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for such underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on gross performance (before fees and expenses but after transaction costs) compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and on net performance (after fees and expenses) compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; expectations for interest rate levels and credit conditions; issuer-specific information including credit quality; the potential for incremental return versus the fund's benchmark index weighed against the risks involved in obtaining that incremental return, including the risk of diminished or negative total returns; and fund cash flows and other factors. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and was considered by the Board.

Fidelity Global Credit Fund

The Board noted that the fund's management fee rate ranked equal to the median of its Total Mapped Group and below the median of its ASPG for 2017.

The Board noted that it and the boards of other Fidelity funds formed an ad hoc Committee on Group Fee, which meets periodically, to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of the retail class ranked below the competitive median for 2017, the total expense ratio of each of Class A, Class M, and Class I ranked equal to the competitive median for 2017, and the total expense ratio of Class C ranked above the competitive median for 2017. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class C was above the competitive median primarily because of its 1.00% 12b-1 fee. The Board noted that, when compared with competitor funds that charge a 1.00% 12b-1 fee, the total expense ratio of Class C is at or below median. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

The Board further considered that FMR has contractually agreed to reimburse Class A, Class M, Class C, Class I, and the retail class of the fund to the extent that total operating expenses (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, fees and expenses of the Independent Trustees, proxy and shareholder meeting expenses, extraordinary expenses, and acquired fund fees and expenses, if any), as a percentage of their respective average net assets, exceed 1.00%, 1.00%, 1.75%, 0.75%, and 0.75% through February 28, 2019.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the fund's business. The Board noted that changes to fall-out benefits year-over-year reflect business developments at Fidelity's various businesses.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus the assets of sector funds previously under FMR's management). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, the allocation of various costs to different funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, including its effects on fund profitability, the rationale for the compensation structure, and the extent to which current market conditions have affected retention and recruitment; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds and the treatment of such compensation within Fidelity's fund profitability methodology; (v) the terms of Fidelity's voluntary expense limitation agreements; (vi) the methodology with respect to competitive fund data and peer group classifications; (vii) Fidelity's transfer agent fee, expense, and service structures for different funds and classes relative to competitive trends, and the impact of the increased use of omnibus accounts; (viii) new developments in the retail and institutional marketplaces and the competitive positioning of the funds relative to other investment products and services; (ix) the impact of recent changes to the money market fund landscape, including the full implementation of money market fund reform and rising interest rates, on Fidelity's money market funds; (x) the funds' share class structures and distribution channels; and (xi) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends and methodologies for total expense competitive comparisons, and actions that might be taken by Fidelity to reduce total expense ratios for certain classes. In addition, the Board considered its discussions with Fidelity throughout the year regarding enhanced information security initiatives and the funds' fair valuation policies.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

AGLB-ANN-0219
1.939039.106

Fidelity® Global Credit Fund Annual Report December 31, 2018

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
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Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2019 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended December 31, 2018	Past 1 year	Past 5 years	Life of fundA
Fidelity® Global Credit Fund	(2.82)%	0.70%	0.45%

 A From May 22, 2012

 Prior to June 1, 2017, the fund was named Fidelity Global Bond Fund, and the fund operated under certain different investment policies and compared its performance to a different index. The fund's historical performance may not represent its current investment policies.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Global Credit Fund, a class of the fund, on May 22, 2012, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg Barclays Global Aggregate Credit Index Hedged (USD) performed over the same period.

Period Ending Values
$10,299	Fidelity® Global Credit Fund
$12,623	Bloomberg Barclays Global Aggregate Credit Index Hedged (USD)

Management's Discussion of Fund Performance

Market Recap:  Global investment-grade bonds roughly broke even in 2018, as yields that gained early in the year fell notably late in 2018, amid new concerns about global economic growth. The Bloomberg Barclays Global Aggregate Credit Index (Hedged) returned -0.47%, with U.S. Treasuries, German bunds and other well-regarded sovereign bonds outperforming, especially late in the year. Longer-term bond yields advanced through mid-May, driven by policy-rate hikes, plans by the U.S. Federal Reserve to gradually reduce its balance sheet and tax reform that went into effect in January. Indications of robust employment and buoyant consumer sentiment reinforced the rate-tightening cycle. Longer-term yields moderated in the summer, with spreads between shorter-term and longer-term Treasury bonds remaining tight, partly because of escalating global trade tension. Yields rose again in September and early October, amid increased inflation expectations and hints that central banks may curtail economic stimulus, before declining notably in November due to broad market volatility and rising jobless claims. Yields fell further in December because U.S. economic data fell short of consensus expectations and China and parts of Europe also showed signs of economic weakness. As a result, overall market volatility increased substantially and credit spreads widened in the final weeks of the year.

Comments from Co-Portfolio Managers Michael Foggin and Andrew Lewis:  For the year, the fund’s share classes (excluding sales charges, if applicable) returned roughly -3% to -4%, lagging, net of fees, the benchmark Bloomberg Barclays Global Aggregate Credit Index (Hedged). The fund's underperformance mainly was due to individual bond picks, most notably, among financial companies in Europe. A position in Banca Monte dei Paschi di Siena, Italy’s oldest bank, stood out to the downside, as did an investment in France's BNP Paribas. Overweighting the bonds of European banks also detracted versus the benchmark, even though the fund's overall sector positioning was roughly neutral. An overweighting and some unhelpful picks among industrial companies in several geographies also hurt versus the benchmark. In particular, holding the bonds of India-based global auto parts supplier Motherson Sumi Systems detracted. Elsewhere, the bonds of specific government-related agencies, including Mexico's Petroleos Mexicanos, dented the relative return, suffering along with other emerging-market credits. It's also worth noting that the fund's positioning along the yield curve hurt relative performance. Turning to the positive, options purchased to help protect the portfolio from potential downside added some value for the year.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Geographic Diversification (% of fund's net assets)

As of December 31, 2018
United States of America	36.0%
United Kingdom	9.7%
Netherlands	8.4%
Luxembourg	6.6%
Ireland	5.3%
France	4.9%
Switzerland	4.9%
Spain	3.4%
Canada	2.7%
Other	18.1%

Percentages are based on country or territory of incorporation and include the effect of futures contracts, options and swaps, as applicable. Foreign currency contracts and other assets and liabilities are included within United States of America, as applicable.

Quality Diversification (% of fund's net assets)

As of December 31, 2018
U.S. Government and U.S. Government Agency Obligations	0.1%
AAA	0.1%
AA	1.1%
A	2.0%
BBB	61.9%
BB and Below	26.8%
Not Rated	6.3%
Equities	0.6%
Short-Term Investments and Net Other Assets	1.1%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Asset Allocation (% of fund's net assets)

As of December 31, 2018*,**
Corporate Bonds	80.2%
U.S. Government and Government Agency Obligations	0.1%
Foreign Government and Government Agency Obligations	3.1%
Nonconvertible Preferred Stocks	0.6%
Preferred Securities	14.9%
Short-Term Investments and Net Other Assets (Liabilities)	1.1%

 * Futures and Swaps - 9.0%

 ** Foreign Currency Contracts - (52.3)%

Schedule of Investments December 31, 2018

Showing Percentage of Net Assets

Nonconvertible Bonds - 80.2%
		Principal Amount(a)	Value
Argentina - 1.0%
YPF SA 8.5% 3/23/21 (Reg. S)		$410,000	$404,875
British Virgin Islands - 1.7%
Proven Glory Capital Ltd. 3.25% 2/21/22 (Reg. S)		350,000	333,685
Proven Honour Capital Ltd. 4.125% 5/6/26 (Reg. S)		400,000	359,448

TOTAL BRITISH VIRGIN ISLANDS			693,133

Canada - 1.8%
Cenovus Energy, Inc.:
3% 8/15/22		373,000	354,075
4.25% 4/15/27		389,000	354,499

TOTAL CANADA			708,574

Cayman Islands - 0.5%
Banco Do Brasil SA 4.625% 1/15/25 (b)		200,000	189,750
Denmark - 0.9%
Nykredit Realkredit A/S 4% 6/3/36 (Reg. S) (c)	EUR	300,000	356,185
Finland - 1.0%
Nordea Bank AB 0.875% 6/26/23 (Reg. S)	EUR	345,000	393,102
France - 3.7%
Altareit SCA 2.875% 7/2/25 (Reg. S)	EUR	200,000	212,939
Casino Guichard Perrachon SA 4.407% 8/6/19 (c)	EUR	100,000	116,156
Iliad SA 0.625% 11/25/21 (Reg. S)	EUR	400,000	443,748
Lagardere S.C.A.:
1.625% 6/21/24 (Reg. S)	EUR	300,000	329,068
2.75% 4/13/23 (Reg. S)	EUR	300,000	350,273

TOTAL FRANCE			1,452,184

Germany - 2.1%
alstria office REIT-AG 1.5% 11/15/27 (Reg. S)	EUR	400,000	413,053
Deutsche Bank AG 5% 6/24/20	EUR	250,000	296,108
TLG Immobilien AG 1.375% 11/27/24 (Reg. S)	EUR	100,000	111,819

TOTAL GERMANY			820,980

Ireland - 4.7%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust:
3.3% 1/23/23		350,000	332,730
4.625% 7/1/22		210,000	210,719
AIB Group PLC 2.25% 7/3/25 (Reg. S)	EUR	150,000	167,363
Allied Irish Banks PLC 4.125% 11/26/25 (Reg. S) (c)	EUR	350,000	407,545
Bank Ireland Group PLC:
1.375% 8/29/23 (Reg. S)	EUR	225,000	249,322
3.125% 9/19/27 (Reg. S) (c)	GBP	100,000	118,687
Shire Acquisitions Investments Ireland DAC 3.2% 9/23/26		400,000	362,158

TOTAL IRELAND			1,848,524

Italy - 0.8%
Banca Monte dei Paschi di Siena SpA 5.375% 1/18/28 (c)	EUR	275,000	183,062
Wind Tre SpA 3.125% 1/20/25 (Reg. S)	EUR	146,000	148,739

TOTAL ITALY			331,801

Luxembourg - 4.8%
Altice SA 7.25% 5/15/22 (Reg. S)	EUR	100,000	106,417
Blackstone Property Partners Europe LP:
1.4% 7/6/22 (Reg. S)	EUR	150,000	171,353
2.2% 7/24/25 (Reg. S)	EUR	450,000	498,633
CPI Property Group SA 1.45% 4/14/22 (Reg. S)	EUR	300,000	338,144
Fiat Industrial Finance Europe SA 1.875% 1/19/26 (Reg. S)	EUR	200,000	224,019
Logicor Financing SARL 1.5% 11/14/22 (Reg. S)	EUR	350,000	395,891
SELP Finance SARL 1.25% 10/25/23 (Reg. S)	EUR	135,000	152,310

TOTAL LUXEMBOURG			1,886,767

Mexico - 2.6%
Gruma S.A.B. de CV 4.875% 12/1/24 (Reg. S)		200,000	200,500
Petroleos Mexicanos:
3.625% 11/24/25 (Reg. S)	EUR	170,000	177,929
3.75% 2/21/24 (Reg. S)	EUR	600,000	659,815

TOTAL MEXICO			1,038,244

Netherlands - 5.8%
Deutsche Annington Finance BV:
1.5% 3/22/26	EUR	100,000	110,981
5% 10/2/23 (b)		314,000	324,301
Mylan NV 2.25% 11/22/24 (Reg. S)	EUR	200,000	228,524
Petrobras Global Finance BV 4.75% 1/14/25	EUR	300,000	357,474
Samvardhana Motherson Automotive Systems Group BV 1.8% 7/6/24 (Reg. S)	EUR	400,000	360,040
Teva Pharmaceutical Finance Netherlands III BV 4.5% 3/1/25	EUR	150,000	173,512
Vesteda Finance BV 2% 7/10/26 (Reg. S)	EUR	350,000	394,337
WPC Eurobond BV 2.25% 4/9/26	EUR	300,000	339,283

TOTAL NETHERLANDS			2,288,452

Portugal - 0.2%
Banco Espirito Santo SA 4% 1/21/19 (Reg. S) (d)	EUR	200,000	64,162
Spain - 2.3%
CaixaBank SA:
1.75% 10/24/23 (Reg. S)	EUR	300,000	341,395
2.75% 7/14/28 (Reg. S) (c)	EUR	200,000	224,801
Indra Sistemas SA 3% 4/19/24 (Reg. S)	EUR	300,000	338,741

TOTAL SPAIN			904,937

Sweden - 2.4%
Heimstaden Bostad AB 1.75% 12/7/21 (Reg. S)	EUR	350,000	399,846
Securitas AB 1.125% 2/20/24 (Reg. S)	EUR	100,000	114,139
Tele2 AB 1.125% 5/15/24 (Reg. S)	EUR	400,000	454,534

TOTAL SWEDEN			968,519

Switzerland - 4.9%
Credit Suisse Group AG:
5.75% 9/18/25 (Reg. S) (c)	EUR	300,000	367,356
6.5% 8/8/23 (Reg. S)		800,000	833,996
UBS AG 4.75% 2/12/26 (Reg. S) (c)	EUR	607,000	735,627

TOTAL SWITZERLAND			1,936,979

Turkey - 0.6%
Turkiye Garanti Bankasi A/S 3.375% 7/8/19 (Reg. S)	EUR	207,000	236,577
United Kingdom - 3.7%
BAT International Finance PLC 1.25% 3/13/27 (Reg. S)	EUR	450,000	469,016
CYBG PLC 3.125% 6/22/25 (Reg. S) (c)	GBP	100,000	116,350
Imperial Tobacco Finance PLC:
3.375% 2/26/26 (Reg. S)	EUR	150,000	181,810
8.125% 3/15/24	GBP	200,000	317,735
SKY PLC 2.25% 11/17/25 (Reg. S)	EUR	160,000	192,704
Travis Perkins PLC 4.5% 9/7/23 (Reg. S)	GBP	140,000	173,691

TOTAL UNITED KINGDOM			1,451,306

United States of America - 34.7%
Ally Financial, Inc. 4.125% 2/13/22		570,000	553,613
American Airlines, Inc. 3.75% 10/15/25		205,114	195,535
Ares Capital Corp. 4.25% 3/1/25		500,000	476,255
AT&T, Inc. 5.45% 3/1/47		360,000	352,052
Bank of America Corp. 3.95% 4/21/25		215,000	208,411
Bayer U.S. Finance II LLC 4.25% 12/15/25 (b)		500,000	486,857
Becton, Dickinson & Co. 3.363% 6/6/24		230,000	220,893
Brandywine Operating Partnership LP 4.1% 10/1/24		110,000	108,801
Brixmor Operating Partnership LP 4.125% 6/15/26		26,000	25,189
CBRE Group, Inc. 4.875% 3/1/26		140,000	143,607
CEMEX Finance LLC 4.625% 6/15/24	EUR	250,000	287,870
Citigroup, Inc.:
4.3% 11/20/26		82,000	78,894
4.45% 9/29/27		400,000	385,697
5.5% 9/13/25		246,000	258,263
Cleco Corporate Holdings LLC 3.743% 5/1/26		400,000	381,767
Conagra Brands, Inc. 4.6% 11/1/25		400,000	401,446
DCP Midstream LLC 4.75% 9/30/21 (b)		563,000	555,963
DDR Corp. 4.7% 6/1/27		400,000	402,440
Diamond 1 Finance Corp./Diamond 2 Finance Corp. 5.45% 6/15/23 (b)		450,000	457,912
Discover Financial Services 3.75% 3/4/25		400,000	382,678
Dolphin Subsidiary II, Inc. 7.25% 10/15/21		380,000	397,054
Elanco Animal Health, Inc.:
4.272% 8/28/23 (b)		200,000	199,818
4.9% 8/28/28 (b)		200,000	203,634
Emera U.S. Finance LP 3.55% 6/15/26		400,000	379,506
Express Scripts Holding Co. 3.4% 3/1/27		400,000	371,265
Goldman Sachs Group, Inc. 4.25% 10/21/25		227,000	217,479
Michael Kors U.S.A., Inc. 4% 11/1/24 (b)		162,000	152,369
Morgan Stanley:
3.95% 4/23/27		156,000	147,156
4.35% 9/8/26		150,000	145,844
5% 11/24/25		355,000	362,146
NextEra Energy Partners LP 4.25% 9/15/24 (b)		400,000	370,000
Omega Healthcare Investors, Inc. 4.95% 4/1/24		400,000	406,479
Plains All American Pipeline LP/PAA Finance Corp. 4.65% 10/15/25		200,000	196,777
Reynolds American, Inc. 4.45% 6/12/25		329,000	317,370
Sunoco Logistics Partner Operations LP 4% 10/1/27		400,000	366,968
The Williams Companies, Inc. 4.55% 6/24/24		400,000	403,884
Time Warner Cable, Inc. 4.5% 9/15/42		405,000	325,965
Toll Brothers Finance Corp. 4.875% 3/15/27		500,000	452,500
Unum Group 4% 3/15/24		555,000	550,834
Voya Financial, Inc. 3.65% 6/15/26		375,000	354,678
Western Gas Partners LP 4% 7/1/22		370,000	366,814
Westinghouse Air Brake Co. 4.15% 3/15/24		300,000	289,884
Willis Group North America, Inc. 3.6% 5/15/24		380,000	370,990

TOTAL UNITED STATES OF AMERICA			13,713,557

TOTAL NONCONVERTIBLE BONDS
(Cost $33,538,158)			31,688,608

U.S. Government and Government Agency Obligations - 0.1%
U.S. Treasury Obligations - 0.1%
U.S. Treasury Bonds 2.5% 2/15/45 (e)		13,000	11,803
U.S. Treasury Notes 2.25% 8/15/27 (e)		30,000	29,055
			40,858
TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS
(Cost $40,768)			40,858

Foreign Government and Government Agency Obligations - 3.1%
Germany - 0.1%
German Federal Republic 1.25% 8/15/48	EUR	$10,000	$12,573
Greece - 0.6%
Greek Government:
3.375% 2/15/25 (Reg. S) (b)	EUR	150,000	165,988
3.5% 1/30/23	EUR	70,000	80,829

TOTAL GREECE			246,817

Indonesia - 1.3%
Indonesian Republic 2.625% 6/14/23	EUR	430,000	512,860
United Kingdom - 1.1%
United Kingdom, Great Britain and Northern Ireland:
1.75% 9/7/37 (e)(f)	GBP	259,000	329,468
4.25% 12/7/49 (e)	GBP	55,000	110,300

TOTAL UNITED KINGDOM			439,768

TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS
(Cost $1,221,939)			1,212,018
		Shares	Value

Nonconvertible Preferred Stocks - 0.6%
United Kingdom - 0.6%
Nationwide Building Society 10.25%
(Cost $281,170)		1,350	239,609
		Principal Amount(a)	Value

Preferred Securities - 14.9%
Australia - 0.4%
QBE Insurance Group Ltd. 5.25% (Reg. S) (c)(g)		200,000	173,345
Belgium - 0.4%
KBC Groep NV 5.625% (c)(g)	EUR	150,000	171,684
Canada - 0.8%
Bank of Nova Scotia 4.65% (c)(g)		350,000	307,028
France - 1.3%
AXA SA 3.941% (c)(g)	EUR	156,000	185,607
BNP Paribas SA 6.75% (Reg. S) (c)(g)		200,000	199,065
Danone SA 1.75% (Reg. S) (c)(g)	EUR	100,000	108,469

TOTAL FRANCE			493,141

Germany - 0.5%
Deutsche Bank AG 6% (Reg. S) (c)(g)	EUR	200,000	195,623
Ireland - 0.6%
Allied Irish Banks PLC 7.375% (Reg. S) (c)(g)	EUR	200,000	239,487
Italy - 1.1%
Assicurazioni Generali SpA:
6.416% (c)(g)	GBP	200,000	262,244
8.5% (c)(g)	EUR	150,000	180,954

TOTAL ITALY			443,198

Luxembourg - 1.8%
Grand City Properties SA 3.75% (c)(g)	EUR	600,000	701,246
Netherlands - 2.6%
Stichting AK Rabobank Certificaten 6.5% (Reg. S) (g)	EUR	125,000	153,449
Volkswagen International Finance NV:
2.5%(Reg. S) (c)(g)	EUR	600,000	672,428
2.7%(Reg. S) (c)(g)	EUR	200,000	216,336

TOTAL NETHERLANDS			1,042,213

Spain - 1.1%
Banco Bilbao Vizcaya Argentaria SA 5.875% (Reg. S) (c)(g)	EUR	400,000	425,875
United Kingdom - 4.3%
Aviva PLC 6.125% (c)(g)	GBP	580,000	776,927
Barclays Bank PLC 7.625% 11/21/22		378,000	394,967
Barclays PLC 7.875% (Reg. S) (c)(g)	GBP	200,000	255,858
HSBC Holdings PLC 5.25% (c)(g)	EUR	250,000	288,698

TOTAL UNITED KINGDOM			1,716,450

TOTAL PREFERRED SECURITIES
(Cost $6,399,081)			5,909,290
		Shares	Value

Money Market Funds - 0.4%
Fidelity Cash Central Fund, 2.42% (h)
(Cost $158,993)		158,964	158,995

Purchased Swaptions - 0.1%(i)
	Expiration Date	Notional Amount	Value
Put Options - 0.1%
Option with an exercise rate of 3.375% on a credit default swap with Citibank, N.A. to buy protection on the iTraxx Europe Crossover Series 30 Index expiring December 2023, paying 5% quarterly.	2/20/19	EUR 850,000	$18,632
Option with an exercise rate of 3.75% on a credit default swap with Citibank, N.A. to buy protection on the iTraxx Europe Crossover Series 30 Index expiring December 2023, paying 5% quarterly.	1/16/19	EUR 3,500,000	18,368

TOTAL PUT OPTIONS			37,000

TOTAL PURCHASED SWAPTIONS
(Cost $35,756)			37,000
TOTAL INVESTMENT IN SECURITIES - 99.4%
(Cost $41,675,865)			39,286,378
NET OTHER ASSETS (LIABILITIES) - 0.6%			218,800
NET ASSETS - 100%			$39,505,178

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/(Depreciation)
Purchased
Bond Index Contracts
ASX 10 Year Treasury Bond Index Contracts (Australia)	2	March 2019	$186,899	$2,401	$2,401
ICE Long Gilt Contracts (United Kingdom)	3	March 2019	470,977	4,649	4,649
TME 10 Year Canadian Note Contracts (Canada)	8	March 2019	801,465	24,098	24,098
TOTAL BOND INDEX CONTRACTS					31,148
Treasury Contracts
CBOT 10-Year U.S. Treasury Note Contracts (United States)	8	March 2019	976,125	19,445	19,445
CBOT 2-Year U.S. Treasury Note Contracts (United States)	10	March 2019	2,123,125	14,359	14,359
CBOT Long Term U.S. Treasury Bond Contracts (United States)	8	March 2019	1,168,000	52,858	52,858
CBOT Ultra 10-Year U.S. Treasury Note Contracts (United States)	1	March 2019	130,078	3,592	3,592
CBOT Ultra Long Term U.S. Treasury Bond Contracts (United States)	18	March 2019	2,891,813	147,616	147,616
TOTAL TREASURY CONTRACTS					237,870

TOTAL PURCHASED					269,018

Sold
Bond Index Contracts
Eurex Euro-Bobl Contracts (Germany)	34	March 2019	5,162,383	(13,145)	(13,145)
Eurex Euro-Bund Contracts (Germany)	6	March 2019	1,124,256	(8,175)	(8,175)
Eurex Euro-Schatz Contracts (Germany)	3	March 2019	384,766	(121)	(121)
TOTAL BOND INDEX CONTRACTS					(21,441)
Treasury Contracts
CBOT 5-Year U.S. Treasury Note Contracts (United States)	47	March 2019	5,390,313	(86,437)	(86,439)

TOTAL SOLD					(107,880)

TOTAL FUTURES CONTRACTS					$161,138

The notional amount of futures purchased as a percentage of Net Assets is 22.1%

The notional amount of futures sold as a percentage of Net Assets is 30.5%

For the period, the average monthly underlying face amount at value for futures contracts in the aggregate was $18,545,783.

Forward Foreign Currency Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation/(Depreciation)
USD	24,922	CAD	34,000	Bank Of America NA	1/2/19	$17
EUR	24,000	USD	27,328	BNP Paribas SA	2/28/19	299
EUR	54,000	USD	61,960	BNP Paribas SA	2/28/19	201
EUR	23,000	USD	26,321	Goldman Sachs Bank USA	2/28/19	155
GBP	27,000	USD	34,646	BNP Paribas SA	2/28/19	(137)
USD	21,271	CAD	28,000	BNP Paribas SA	2/28/19	733
USD	324,415	EUR	283,000	BNP Paribas SA	2/28/19	(1,356)
USD	30,709	EUR	27,000	BNP Paribas SA	2/28/19	(372)
USD	100,421	EUR	88,000	Bank Of America NA	2/28/19	(879)
USD	17,295,000	EUR	15,130,572	JPMorgan Chase Bank, N.A.	2/28/19	(122,351)
USD	41,166	EUR	36,000	JPMorgan Chase Bank, N.A.	2/28/19	(275)
USD	45,763	EUR	40,000	State Street Bank and Trust Co.	2/28/19	(283)
USD	2,839,000	GBP	2,204,473	JPMorgan Chase Bank, N.A.	2/28/19	21,450
TOTAL FORWARD FOREIGN CURRENCY CONTRACTS						$(102,798)
					Unrealized Appreciation	22,855
					Unrealized Depreciation	(125,653)

For the period, the average contract value for forward foreign currency contracts was $23,723,422. Contract value represents contract amount in United States dollars plus or minus unrealized appreciation or depreciation, respectively

Swaps

Underlying Reference	Rating(1)	Maturity Date	Clearinghouse / Counterparty(2)	Fixed Payment Received/(Paid)	Payment Frequency	Notional Amount(3)	Value(1)	Upfront Premium Received/(Paid)(4)	Unrealized Appreciation/(Depreciation)
Credit Default Swaps
Buy Protection
5-Year iTraxx Europe Series 25 Index		Jun. 2021	ICE	(1%)	Quarterly	EUR 1,000,000	$(3,836)	$0	$(3,836)
Accor SA		Jun. 2022	Citibank, N.A.	(1%)	Quarterly	EUR 500,000	(9,136)	7,683	(1,453)
Gas Natural Capital Markets SA		Jun. 2022	BNP Paribas SA	(1%)	Quarterly	EUR 500,000	(9,948)	9,980	32
Standard Chartered PLC		Jun. 2021	Goldman Sachs Bank USA	(1%)	Quarterly	EUR 550,000	(5,423)	(27,545)	(32,968)
TOTAL BUY PROTECTION							(28,343)	(9,882)	(38,225)
Sell Protection
5-Year iTraxx Europe Senior Financials Series 25 Index	NR	Jun. 2021	ICE	1%	Quarterly	EUR 1,000,000	9,336	0	9,336
Intesa Sanpaolo Spa	Ba1	Jun. 2023	Goldman Sachs Bank USA	1%	Quarterly	EUR 250,000	(34,797)	25,852	(8,945)
Telecom Italia Spa New	Ba1	Jun. 2023	BNP Paribas SA	1%	Quarterly	EUR 200,000	(17,411)	11,587	(5,824)
Telecom Italia Spa New	Ba1	Dec. 2023	Goldman Sachs Bank USA	1%	Quarterly	EUR 200,000	(21,010)	15,638	(5,372)
TOTAL SELL PROTECTION							(63,882)	53,077	(10,805)

TOTAL CREDIT DEFAULT SWAPS							$(92,225)	$43,195	$(49,030)

 (1) Ratings are presented for credit default swaps in which the Fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent a weighted average of the ratings of all securities included in the index. The credit rating or value can be measures of the current payment/performance risk. Ratings are from Moody's Investors Service, Inc. Where Moody's® ratings are not available, S&P® ratings are disclosed and are indicated as such. All ratings are as of the report date and do not reflect subsequent changes.

 (2) Swaps with Intercontinental Exchange (ICE) are centrally cleared over-the-counter (OTC) swaps.

 (3) The notional amount of each credit default swap where the Fund has sold protection approximates the maximum potential amount of future payments that the Fund could be required to make if a credit event were to occur.

 (4) Any premiums for centrally cleared over-the-counter (OTC) swaps are recorded periodically throughout the term of the swap to variation margin and included in unrealized appreciation (depreciation).

Swaps

Payment Received	Payment Frequency	Payment Paid	Payment Frequency	Clearinghouse / Counterparty(1)	Maturity Date	Notional Amount	Value	Upfront Premium Received/(Paid)(4)	Unrealized Appreciation/(Depreciation)
Interest Rate Swaps
1.25%	Semi - annual	6-month EURIBOR(3)	Semi - annual	LCH	Jun. 2034	EUR 1,095,000	$18,680	$0	$18,680

 (1) Swaps with LCH Clearnet Group (LCH) are centrally cleared over-the-counter (OTC) swaps.

 (2) Any premiums for centrally cleared over-the-counter (OTC) swaps are recorded periodically throughout the term of the swap to variation margin and included in unrealized appreciation (depreciation).

 (3) Represents floating rate.

For the period, the average monthly notional amount for swaps in the aggregate was $7,928,081.

Currency Abbreviations

CAD – Canadian dollar

EUR – European Monetary Unit

GBP – British pound

USD – U.S. dollar

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Amount is stated in United States dollars unless otherwise noted.

 (b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $3,106,592 or 7.9% of net assets.

 (c) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (d) Non-income producing - Security is in default.

 (e) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $204,377.

 (f) Security or a portion of the security was pledged to cover margin requirements for centrally cleared OTC swaps. At period end, the value of securities pledged amounted to $97,958.

 (g) Security is perpetual in nature with no stated maturity date.

 (h) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (i) For the period, the average monthly notional amount for purchased swaptions was $8,590,178.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$11,112
Total	$11,112

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2018, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Financials	$239,609	$--	$239,609	$--
Corporate Bonds	31,688,608	--	31,688,608	--
U.S. Government and Government Agency Obligations	40,858	--	40,858	--
Foreign Government and Government Agency Obligations	1,212,018	--	1,212,018	--
Preferred Securities	5,909,290	--	5,909,290	--
Money Market Funds	158,995	158,995	--	--
Purchased Swaptions	37,000	--	37,000	--
Total Investments in Securities:	$39,286,378	$158,995	$39,127,383	$--
Derivative Instruments:
Assets
Forward Foreign Currency Contracts	$22,855	$--	$22,855	$--
Futures Contracts	269,018	269,018	--	--
Swaps	28,016	--	28,016	--
Total Assets	$319,889	$269,018	$50,871	$--
Liabilities
Forward Foreign Currency Contracts	$(125,653)	$--	$(125,653)	$--
Futures Contracts	(107,880)	(107,880)	--	--
Swaps	(101,561)	--	(101,561)	--
Total Liabilities	$(335,094)	$(107,880)	$(227,214)	$--
Total Derivative Instruments:	$(15,205)	$161,138	$(176,343)	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of December 31, 2018. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Credit Risk
Purchased Swaptions(a)	$37,000	$0
Swaps(b)	9,336	(101,561)
Total Credit Risk	46,336	(101,561)
Foreign Exchange Risk
Forward Foreign Currency Contracts(c)	22,855	(125,653)
Total Foreign Exchange Risk	22,855	(125,653)
Interest Rate Risk
Futures Contracts(d)	269,018	(107,880)
Swaps(b)	18,680	0
Total Interest Rate Risk	287,698	(107,880)
Total Value of Derivatives	$356,889	$(335,094)

 (a) Gross value is included in the Statement of Assets and Liabilities in the investments, at value line-item.

 (b) For bi-lateral over-the-counter (OTC) swaps, reflects gross value which is presented in the Statement of Assets and Liabilities in the bi-lateral OTC swaps, at value line-items. For centrally cleared OTC swaps, reflects gross cumulative appreciation (depreciation) as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin for centrally cleared OTC swaps is included in receivable or payable for daily variation margin on centrally cleared OTC swaps, and the net cumulative appreciation (depreciation) for centrally cleared OTC swaps is included in net unrealized appreciation (depreciation).

 (c) Gross value is presented in the Statement of Assets and Liabilities in the unrealized appreciation/depreciation on forward foreign currency contracts line-items.

 (d) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in net unrealized appreciation (depreciation).

The following table is a summary of the Fund's derivatives inclusive of potential netting arrangements.

Counterparty	Value of Derivative Assets	Value of Derivative Liabilities	Collateral Received(a)	Collateral Pledged(a)	Net(b)
Citibank, N.A.	$37,000	$(9,136)	$--	$--	$27,864
JPMorgan Chase Bank, N.A.	21,450	(122,626)	--	--	(101,176)
Centrally Cleared OTC Swaps	28,016	(3,836)	--	--	24,180
BNP Paribas SA	1,233	(29,224)	--	--	(27,991)
Goldman Sachs Bank USA	155	(61,230)	--	--	(61,075)
Bank Of America NA	17	(879)	--	--	(862)
State Street Bank and Trust Co.	--	(283)	--	--	(283)
Exchange Traded Futures	269,018	(107,880)	--	--	161,138
Total	$356,889	$(335,094)

 (a) Reflects collateral received from or pledged to an individual counterparty, excluding any excess of initial collateral amounts.

 (b) Net represents the receivable / (payable) that would be due from / (to) the counterparty in an event of default. Netting may be allowed across transactions traded under the same legal agreement with the same legal entity. Please refer to Derivative Instruments - Risk Exposures and the Use of Derivative Instruments section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		December 31, 2018
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $41,516,872)	$39,127,383
Fidelity Central Funds (cost $158,993)	158,995
Total Investment in Securities (cost $41,675,865)		$39,286,378
Foreign currency held at value (cost $159,391)		158,667
Unrealized appreciation on forward foreign currency contracts		22,855
Receivable for fund shares sold		113,124
Dividends receivable		578
Interest receivable		440,864
Distributions receivable from Fidelity Central Funds		356
Receivable for daily variation margin on futures contracts		10,382
Receivable for daily variation margin on centrally cleared OTC swaps		3,688
Prepaid expenses		62
Receivable from investment adviser for expense reductions		9,765
Other receivables		222
Total assets		40,046,941
Liabilities
Payable to custodian bank	$2,002
Unrealized depreciation on forward foreign currency contracts	125,653
Payable for fund shares redeemed	198,644
Bi-lateral OTC swaps, at value	97,725
Accrued management fee	18,315
Distribution and service plan fees payable	3,069
Other affiliated payables	6,422
Other payables and accrued expenses	89,933
Total liabilities		541,763
Net Assets		$39,505,178
Net Assets consist of:
Paid in capital		$42,811,928
Total distributable earnings (loss)		(3,306,750)
Net Assets		$39,505,178
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($3,829,977 ÷ 440,100 shares)		$8.70
Maximum offering price per share (100/96.00 of $8.70)		$9.06
Class M:
Net Asset Value and redemption price per share ($1,757,136 ÷ 201,951 shares)		$8.70
Maximum offering price per share (100/96.00 of $8.70)		$9.06
Class C:
Net Asset Value and offering price per share ($2,289,957 ÷ 263,063 shares)(a)		$8.70
Global Credit:
Net Asset Value, offering price and redemption price per share ($30,263,398 ÷ 3,476,959 shares)		$8.70
Class I:
Net Asset Value, offering price and redemption price per share ($1,265,000 ÷ 145,365 shares)		$8.70
Class Z:
Net Asset Value, offering price and redemption price per share ($99,710 ÷ 11,459 shares)		$8.70

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2018
Investment Income
Dividends		$301,432
Interest		1,125,177
Income from Fidelity Central Funds		11,112
Income before foreign taxes withheld		1,437,721
Less foreign taxes withheld		(2,205)
Total income		1,435,516
Expenses
Management fee	$234,374
Transfer agent fees	61,665
Distribution and service plan fees	38,760
Accounting fees and expenses	21,860
Custodian fees and expenses	5,264
Independent trustees' fees and expenses	196
Registration fees	73,534
Audit	106,661
Legal	1,410
Miscellaneous	947
Total expenses before reductions	544,671
Expense reductions	(189,321)
Total expenses after reductions		355,350
Net investment income (loss)		1,080,166
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	193,640
Fidelity Central Funds	4
Forward foreign currency contracts	991,690
Foreign currency transactions	(42,643)
Futures contracts	(408,173)
Swaps	12,930
Total net realized gain (loss)		747,448
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(3,588,510)
Fidelity Central Funds	2
Forward foreign currency contracts	345,981
Assets and liabilities in foreign currencies	(16,761)
Futures contracts	132,365
Swaps	53,475
Total change in net unrealized appreciation (depreciation)		(3,073,448)
Net gain (loss)		(2,326,000)
Net increase (decrease) in net assets resulting from operations		$(1,245,834)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2018	Year ended December 31, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$1,080,166	$800,205
Net realized gain (loss)	747,448	(657,493)
Change in net unrealized appreciation (depreciation)	(3,073,448)	4,009,932
Net increase (decrease) in net assets resulting from operations	(1,245,834)	4,152,644
Distributions to shareholders	(882,051)	–
Distributions to shareholders from tax return of capital	(164,576)	(837,639)
Total distributions	(1,046,627)	(837,639)
Share transactions - net increase (decrease)	(1,050,596)	(15,505,190)
Total increase (decrease) in net assets	(3,343,057)	(12,190,185)
Net Assets
Beginning of period	42,848,235	55,038,420
End of period	$39,505,178	$42,848,235
Other Information
Undistributed net investment income end of period		$236,336

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Global Credit Fund Class A

Years ended December 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$9.19	$8.61	$8.68	$9.38	$9.56
Income from Investment Operations
Net investment income (loss)A	.214	.141	.156	.205	.199
Net realized and unrealized gain (loss)	(.493)	.596	.055	(.692)	(.187)
Total from investment operations	(.279)	.737	.211	(.487)	.012
Distributions from net investment income	(.178)	–	(.175)	–	(.006)
Distributions from net realized gain	–	–	(.100)	–	–
Tax return of capital	(.033)	(.157)	(.006)	(.213)	(.186)
Total distributions	(.211)	(.157)	(.281)	(.213)	(.192)
Net asset value, end of period	$8.70	$9.19	$8.61	$8.68	$9.38
Total ReturnB,C	(3.05)%	8.60%	2.39%	(5.24)%	.08%
Ratios to Average Net AssetsD,E
Expenses before reductions	1.50%	1.63%	1.52%	1.46%	1.44%
Expenses net of fee waivers, if any	1.00%	1.00%	1.00%	1.00%	1.00%
Expenses net of all reductions	1.00%	1.00%	1.00%	1.00%	1.00%
Net investment income (loss)	2.40%	1.56%	1.72%	2.26%	2.05%
Supplemental Data
Net assets, end of period (000 omitted)	$3,830	$4,320	$4,667	$4,781	$4,770
Portfolio turnover rateF	83%	150%	105%	110%	227%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Total returns do not include the effect of the sales charges.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Global Credit Fund Class M

Years ended December 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$9.19	$8.61	$8.68	$9.38	$9.56
Income from Investment Operations
Net investment income (loss)A	.214	.141	.156	.204	.199
Net realized and unrealized gain (loss)	(.494)	.596	.058	(.691)	(.187)
Total from investment operations	(.280)	.737	.214	(.487)	.012
Distributions from net investment income	(.177)	–	(.178)	–	(.006)
Distributions from net realized gain	–	–	(.100)	–	–
Tax return of capital	(.033)	(.157)	(.006)	(.213)	(.186)
Total distributions	(.210)	(.157)	(.284)	(.213)	(.192)
Net asset value, end of period	$8.70	$9.19	$8.61	$8.68	$9.38
Total ReturnB,C	(3.06)%	8.60%	2.42%	(5.24)%	.08%
Ratios to Average Net AssetsD,E
Expenses before reductions	1.58%	1.70%	1.55%	1.48%	1.46%
Expenses net of fee waivers, if any	1.00%	1.00%	1.00%	1.00%	1.00%
Expenses net of all reductions	1.00%	1.00%	1.00%	1.00%	1.00%
Net investment income (loss)	2.40%	1.56%	1.72%	2.26%	2.05%
Supplemental Data
Net assets, end of period (000 omitted)	$1,757	$2,150	$2,874	$3,037	$3,012
Portfolio turnover rateF	83%	150%	105%	110%	227%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Total returns do not include the effect of the sales charges.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Global Credit Fund Class C

Years ended December 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$9.17	$8.60	$8.67	$9.37	$9.55
Income from Investment Operations
Net investment income (loss)A	.147	.073	.088	.137	.126
Net realized and unrealized gain (loss)	(.489)	.589	.056	(.690)	(.185)
Total from investment operations	(.342)	.662	.144	(.553)	(.059)
Distributions from net investment income	(.108)	–	(.110)	–	(.004)
Distributions from net realized gain	–	–	(.100)	–	–
Tax return of capital	(.020)	(.092)	(.004)	(.147)	(.117)
Total distributions	(.128)	(.092)	(.214)	(.147)	(.121)
Net asset value, end of period	$8.70	$9.17	$8.60	$8.67	$9.37
Total ReturnB,C	(3.74)%	7.71%	1.64%	(5.94)%	(.65)%
Ratios to Average Net AssetsD,E
Expenses before reductions	2.31%	2.44%	2.30%	2.25%	2.22%
Expenses net of fee waivers, if any	1.75%	1.75%	1.75%	1.75%	1.75%
Expenses net of all reductions	1.75%	1.75%	1.75%	1.75%	1.75%
Net investment income (loss)	1.65%	.82%	.97%	1.51%	1.30%
Supplemental Data
Net assets, end of period (000 omitted)	$2,290	$2,552	$3,514	$3,541	$4,340
Portfolio turnover rateF	83%	150%	105%	110%	227%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Total returns do not include the effect of the contingent deferred sales charge.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Global Credit Fund

Years ended December 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$9.19	$8.61	$8.68	$9.38	$9.56
Income from Investment Operations
Net investment income (loss)A	.237	.164	.179	.227	.223
Net realized and unrealized gain (loss)	(.495)	.598	.055	(.691)	(.188)
Total from investment operations	(.258)	.762	.234	(.464)	.035
Distributions from net investment income	(.196)	–	(.197)	–	(.007)
Distributions from net realized gain	–	–	(.100)	–	–
Tax return of capital	(.036)	(.182)	(.007)	(.236)	(.208)
Total distributions	(.232)	(.182)	(.304)	(.236)	(.215)
Net asset value, end of period	$8.70	$9.19	$8.61	$8.68	$9.38
Total ReturnB	(2.82)%	8.90%	2.65%	(5.00)%	.32%
Ratios to Average Net AssetsC,D
Expenses before reductions	1.18%	1.30%	1.14%	1.09%	1.09%
Expenses net of fee waivers, if any	.75%	.75%	.75%	.75%	.75%
Expenses net of all reductions	.75%	.75%	.75%	.75%	.75%
Net investment income (loss)	2.65%	1.82%	1.97%	2.51%	2.30%
Supplemental Data
Net assets, end of period (000 omitted)	$30,263	$32,493	$41,569	$44,497	$46,242
Portfolio turnover rateE	83%	150%	105%	110%	227%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Global Credit Fund Class I

Years ended December 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$9.19	$8.61	$8.68	$9.38	$9.56
Income from Investment Operations
Net investment income (loss)A	.237	.163	.179	.226	.223
Net realized and unrealized gain (loss)	(.495)	.599	.055	(.690)	(.188)
Total from investment operations	(.258)	.762	.234	(.464)	.035
Distributions from net investment income	(.196)	–	(.197)	–	(.007)
Distributions from net realized gain	–	–	(.100)	–	–
Tax return of capital	(.036)	(.182)	(.007)	(.236)	(.208)
Total distributions	(.232)	(.182)	(.304)	(.236)	(.215)
Net asset value, end of period	$8.70	$9.19	$8.61	$8.68	$9.38
Total ReturnB	(2.82)%	8.90%	2.65%	(5.00)%	.32%
Ratios to Average Net AssetsC,D
Expenses before reductions	1.14%	1.30%	1.16%	1.14%	1.15%
Expenses net of fee waivers, if any	.75%	.75%	.75%	.75%	.75%
Expenses net of all reductions	.75%	.75%	.75%	.75%	.75%
Net investment income (loss)	2.65%	1.81%	1.97%	2.51%	2.30%
Supplemental Data
Net assets, end of period (000 omitted)	$1,265	$1,333	$2,415	$2,932	$2,718
Portfolio turnover rateE	83%	150%	105%	110%	227%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Global Credit Fund Class Z

Years ended December 31,	2018 A
Selected Per–Share Data
Net asset value, beginning of period	$8.92
Income from Investment Operations
Net investment income (loss)B	.065
Net realized and unrealized gain (loss)	(.164)
Total from investment operations	(.099)
Distributions from net investment income	(.102)
Tax return of capital	(.019)
Total distributions	(.121)
Net asset value, end of period	$8.70
Total ReturnC,D	(1.11)%
Ratios to Average Net AssetsE,F
Expenses before reductions	.95%G
Expenses net of fee waivers, if any	.66%G
Expenses net of all reductions	.66%G
Net investment income (loss)	2.97%G
Supplemental Data
Net assets, end of period (000 omitted)	$100
Portfolio turnover rateH	83%

 A For the period October 2, 2018 (commencement of sale of shares) to December 31, 2018.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Annualized

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended December 31, 2018

1. Organization.

Fidelity Global Credit Fund (the Fund) is a fund of Fidelity School Street Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund commenced sale of Class Z shares on October 2, 2018. The Fund offers Class A, Class M, Class C, Global Credit, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds, foreign government and government agency obligations, preferred securities and U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Swaps are marked-to-market daily based on valuations from third party pricing vendors, registered derivatives clearing organizations (clearinghouses) or broker-supplied valuations. These pricing sources may utilize inputs such as interest rate curves, credit spread curves, default possibilities and recovery rates. When independent prices are unavailable or unreliable, debt securities and swaps may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. For foreign debt securities, when significant market or security specific events arise, valuations may be determined in good faith in accordance with procedures adopted by the Board. Debt securities and swaps are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. The Fund invests a significant portion of its assets in below investment grade securities. The value of these securities can be more volatile due to changes in the credit quality of the issuer and is sensitive to changes in economic, market and regulatory conditions.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

The U.S. dollar value of foreign currency contracts is determined using currency exchange rates supplied by a pricing service and are categorized as Level 2 in the hierarchy. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Options traded over-the-counter are valued using vendor or broker-supplied valuations and are categorized as Level 2 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of December 31, 2018 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Realized gains and losses on foreign currency transactions arise from the disposition of foreign currency, realized changes in the value of foreign currency between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized gains and losses on assets and liabilities in foreign currencies arise from changes in the value of foreign currency, and from assets and liabilities denominated in foreign currencies, other than investments, which are held at period end.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2018, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, swaps, foreign currency transactions, market discount, tax return of capital distribution, capital loss carryforwards, and losses deferred due to wash sales and excise tax regulations.

For the periods ending December 31, 2018, and December 31, 2017, the Fund's distributions exceeded the aggregate amount of taxable income and net realized gains resulting in a return of capital for tax purposes. This was due to reductions in taxable income available for distribution after certain distributions had been made.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$1,317,765
Gross unrealized depreciation	(3,680,455)
Net unrealized appreciation (depreciation)	$(2,362,690)
Tax Cost	$41,604,084

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$(1,156,676)
Net unrealized appreciation (depreciation) on securities and other investments	$(2,150,074)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(100,633)
Long-term	(1,056,043)
Total capital loss carryforward	$(1,156,676)

The tax character of distributions paid was as follows:

	December 31, 2018	December 31, 2017
Ordinary Income	$882,051	$ -
Tax Return of Capital	164,576	837,639
Total	$1,046,627	$ 837,639

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

New Rule Issuance. During August 2018, the U.S. Securities and Exchange Commission issued Final Rule Release No. 33-10532, Disclosure Update and Simplification. This Final Rule includes amendments specific to registered investment companies that are intended to eliminate overlap in disclosure requirements between Regulation S-X and GAAP. In accordance with these amendments, certain line-items in the Fund's financial statements have been combined or removed for the current period as outlined in the table below.

Financial Statement	Current Line-Item Presentation	Prior Line-Item Presentation
Statement of Assets and Liabilities	Total distributable earnings (loss)	Undistributed/Distributions in excess of/Accumulated net investment income (loss) Accumulated/Undistributed net realized gain (loss) Net unrealized appreciation (depreciation)
Statement of Changes in Net Assets	N/A - removed	Undistributed/Distributions in excess of/Accumulated net investment income (loss) end of period
Statement of Changes in Net Assets	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain
Distributions to Shareholders Note to Financial Statements	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts, forward foreign currency contracts, options and swaps. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets, to facilitate transactions in foreign-denominated securities and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risks:

Credit Risk	Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.
Foreign Exchange Risk	Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.
Interest Rate Risk	Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain OTC derivatives such as forward foreign currency contracts, options and bi-lateral swaps, the Fund attempts to reduce its exposure to counterparty credit risk by entering into an International Swaps and Derivatives Association, Inc. (ISDA) Master Agreement with each of its counterparties. The ISDA Master Agreement gives the Fund the right to terminate all transactions traded under such agreement upon the deterioration in the credit quality of the counterparty beyond specified levels. The ISDA Master Agreement gives each party the right, upon an event of default by the other party or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net payable by one party to the other. Upon entering into a swap, the Fund is required to post an initial collateral amount (referred to as "Independent Amount"), as defined in the ISDA Master Agreement. The Fund is required to post additional collateral for the benefit of counterparties to meet the counterparty's unrealized appreciation on outstanding swap contracts and any such posted collateral is identified on the Consolidated Schedule of Investments. To mitigate counterparty credit risk on bi-lateral OTC derivatives, the Fund receives collateral in the form of cash or securities once the Fund's net unrealized appreciation on outstanding derivative contracts under an ISDA Master Agreement exceeds certain applicable thresholds, subject to certain minimum transfer provisions. The collateral received is held in segregated accounts with the Fund's custodian bank in accordance with the collateral agreements entered into between the Fund, the counterparty and the Fund's custodian bank. The Fund could experience delays and costs in gaining access to the collateral even though it is held by the Fund's custodian bank. The Fund's maximum risk of loss from counterparty credit risk related to bi-lateral OTC derivatives is generally the aggregate unrealized appreciation and unpaid counterparty payments in excess of any collateral pledged by the counterparty to the Fund. The Fund may be required to pledge collateral for the benefit of the counterparties on bi-lateral OTC derivatives in an amount not less than each counterparty's unrealized appreciation on outstanding derivative contracts, subject to certain minimum transfer provisions, and any such pledged collateral is identified in the Schedule of Investments. Exchange-traded futures contracts are not covered by the ISDA Master Agreement; however counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade. Counterparty credit risk related to centrally cleared OTC swaps may be mitigated by the protection provided by the clearinghouse. A summary of the Fund's derivatives inclusive of potential netting arrangements is presented at the end of the Schedule of Investments.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Net Realized Gain (Loss) and Change in Net Unrealized Appreciation (Depreciation) on Derivatives. The table below, which reflects the impacts of derivatives on the financial performance of the Fund, summarizes the net realized gain (loss) and change in net unrealized appreciation (depreciation) for derivatives during the period as presented in the Statement of Operations.

Primary Risk Exposure / Derivative Type	Net Realized Gain (Loss)	Change in Net Unrealized Appreciation (Depreciation)
Credit Risk
Purchased Options	$(159,536)	$37,874
Swaps	(48,667)	34,795
Total Credit Risk	(208,203)	72,669
Foreign Exchange Risk
Forward Foreign Currency Contracts	991,690	345,981
Total Foreign Exchange Risk	991,690	345,981
Interest Rate Risk
Futures Contracts	(408,173)	132,365
Swaps	61,597	18,680
Total Interest Rate Risk	(346,576)	151,045
Totals	$436,911	$569,695

A summary of the value of derivatives by primary risk exposure as of period end is included at the end of the Schedule of Investments.

Forward Foreign Currency Contracts. Forward foreign currency contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. The Fund used forward foreign currency contracts to facilitate transactions in foreign-denominated securities and to manage exposure to certain foreign currencies.

Forward foreign currency contracts are valued daily and fluctuations in exchange rates on open contracts are recorded as unrealized appreciation or (depreciation) and reflected in the Statement of Assets and Liabilities. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the closing value and the value at the time it was opened. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on forward foreign currency contracts during the period is presented in the Statement of Operations.

Any open forward foreign currency contracts at period end are presented in the Schedule of Investments under the caption "Forward Foreign Currency Contracts." The contract amount and unrealized appreciation (depreciation) reflects each contract's exposure to the underlying currency at period end.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the bond market and fluctuations in interest rates.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

Options. Options give the purchaser the right, but not the obligation, to buy (call) or sell (put) an underlying security or financial instrument at an agreed exercise or strike price between or on certain dates. Options obligate the seller (writer) to buy (put) or sell (call) an underlying instrument at the exercise or strike price or cash settle an underlying derivative instrument if the holder exercises the option on or before the expiration date. The Fund uses OTC options, such as swaptions, which are options where the underlying instrument is a swap, to manage its exposure to potential credit events.

Upon entering into an options contract, a fund will pay or receive a premium. Premiums paid on purchased options are reflected as cost of investments and premiums received on written options are reflected as a liability on the Statement of Assets and Liabilities. Certain options may be purchased or written with premiums to be paid or received on a future date. Options are valued daily and any unrealized appreciation (depreciation) is reflected on the Statement of Assets and Liabilities. When an option is exercised, the cost or proceeds of the underlying instrument purchased or sold is adjusted by the amount of the premium. When an option is closed the Fund will realize a gain or loss depending on whether the proceeds or amount paid for the closing sale transaction is greater or less than the premium received or paid. When an option expires, gains and losses are realized to the extent of premiums received and paid, respectively. The net realized and unrealized gains (losses) on purchased options are included in the Statement of Operations in net realized gain (loss) and change in net unrealized appreciation (depreciation) on investment securities. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on written options are presented in the Statement of Operations.

Any open options at period end are presented in the Schedule of Investments under the captions "Purchased Options," "Purchased Swaptions," "Written Options" and "Written Swaptions," as applicable.

Writing puts and buying calls tend to increase exposure to the underlying instrument while buying puts and writing calls tend to decrease exposure to the underlying instrument. For purchased options, risk of loss is limited to the premium paid, and for written options, risk of loss is the change in value in excess of the premium received.

Swaps. A swap is a contract between two parties to exchange future cash flows at periodic intervals based on a notional principal amount. A bi-lateral OTC swap is a transaction between a fund and a dealer counterparty where cash flows are exchanged between the two parties for the life of the swap. A centrally cleared OTC swap is a transaction executed between a fund and a dealer counterparty, then cleared by a futures commission merchant (FCM) through a clearinghouse. Once cleared, the clearinghouse serves as a central counterparty, with whom a fund exchanges cash flows for the life of the transaction, similar to transactions in futures contracts.

Bi-lateral OTC swaps are marked-to-market daily and changes in value are reflected in the Statement of Assets and Liabilities in the bi-lateral OTC swaps at value line items. Any upfront premiums paid or received upon entering a bi-lateral OTC swap to compensate for differences between stated terms of the swap and prevailing market conditions (e.g. credit spreads, interest rates or other factors) are recorded in net unrealized appreciation (depreciation) in the Statement of Assets and Liabilities and amortized to realized gain or (loss) ratably over the term of the swap. Any unamortized upfront premiums are presented in the Schedule of Investments.

Centrally cleared OTC swaps require a fund to deposit either cash or securities (initial margin) with the FCM, at the instruction of and for the benefit of the clearinghouse. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments. Centrally cleared OTC swaps are marked-to-market daily and subsequent payments (variation margin) are made or received depending on the daily fluctuations in the value of the swaps and are recorded as unrealized appreciation or (depreciation). These daily payments, if any, are included in receivable or payable for daily variation margin on centrally cleared OTC swaps in the Statement of Assets and Liabilities. Any premiums for centrally cleared OTC swaps are recorded periodically throughout the term of the swap to variation margin and included in unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. Any premiums are recognized as realized gain (loss) upon termination or maturity of the swap.

For both bi-lateral and centrally cleared OTC swaps, payments are exchanged at specified intervals, accrued daily commencing with the effective date of the contract and recorded as realized gain or (loss). Some swaps may be terminated prior to the effective date and realize a gain or loss upon termination. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on swaps during the period is presented in the Statement of Operations.

Any open swaps at period end are included in the Schedule of Investments under the caption "Swaps".

Credit Default Swaps. Credit default swaps enable the Fund to buy or sell protection against specified credit events on a single-name issuer or a traded credit index. Under the terms of a credit default swap the buyer of protection (buyer) receives credit protection in exchange for making periodic payments to the seller of protection (seller) based on a fixed percentage applied to a notional principal amount. In return for these payments, the seller will be required to make a payment upon the occurrence of one or more specified credit events. The Fund enters into credit default swaps as a seller to gain credit exposure to an issuer and/or as a buyer to obtain a measure of protection against defaults of an issuer. Periodic payments are made over the life of the contract by the buyer provided that no credit event occurs.

For credit default swaps on most corporate and sovereign issuers, credit events include bankruptcy, failure to pay or repudiation/moratorium. For credit default swaps on corporate or sovereign issuers, the obligation that may be put to the seller is not limited to the specific reference obligation described in the Schedule of Investments. For credit default swaps on asset-backed securities, a credit event may be triggered by events such as failure to pay principal, maturity extension, rating downgrade or write-down. For credit default swaps on asset-backed securities, the reference obligation described represents the security that may be put to the seller. For credit default swaps on a traded credit index, a specified credit event may affect all or individual underlying securities included in the index.

As a seller, if an underlying credit event occurs, the Fund will pay a net settlement amount of cash equal to the notional amount of the swap less the recovery value of the reference obligation or underlying securities comprising an index. Only in the event of the industry's inability to value the underlying asset will the Fund be required to take delivery of the reference obligation or underlying securities comprising an index and pay an amount equal to the notional amount of the swap.

As a buyer, if an underlying credit event occurs, the Fund will receive a net settlement amount of cash equal to the notional amount of the swap less the recovery value of the reference obligation or underlying securities comprising an index. Only in the event of the industry's inability to value the underlying asset will the Fund be required to deliver the reference obligation or underlying securities comprising an index in exchange for payment of an amount equal to the notional amount of the swap.

Typically, the value of each credit default swap and credit rating disclosed for each reference obligation in the Schedule of Investments, where the Fund is the seller, can be used as measures of the current payment/performance risk of the swap. As the value of the swap changes as a positive or negative percentage of the total notional amount, the payment/performance risk may decrease or increase, respectively. In addition to these measures, the investment adviser monitors a variety of factors including cash flow assumptions, market activity and market sentiment as part of its ongoing process of assessing payment/performance risk.

Interest Rate Swaps. Interest rate swaps are agreements between counterparties to exchange cash flows, one based on a fixed rate, and the other on a floating rate. The Fund entered into interest rate swaps to manage its exposure to interest rate changes. Changes in interest rates can have an effect on both the value of bond holdings as well as the amount of interest income earned. In general, the value of bonds can fall when interest rates rise and can rise when interest rates fall.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $34,389,662 and $32,873,760, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .11% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .56% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$10,249	$1,798
Class M	-%	.25%	4,852	1,514
Class C	.75%	.25%	23,659	7,393
			$38,760	$ 10,705

Sales Load. FDC may receive a front-end sales charge of up to 4.00% for selling Class A shares and Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, .75% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$749
Class M	81
Class C(a)	122
$952

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$7,978.19
Class M	5,305.27
Class C	6,027.25
Global Credit	41,158.13
Class I	1,185.09
Class Z	12	.05(a)
	$61,665

 (a) Annualized

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month. For the period, the fees were equivalent to an annual rate of .05%.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $116 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Expense Reductions.

The investment adviser contractually agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of class-level average net assets as noted in the table below. This reimbursement will remain in place through April 30, 2020. Some expenses, for example the compensation of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement
Class A	1.00%	$20,449
Class M	1.00%	11,243
Class C	1.75%	13,227
Global Credit	.75%	138,844
Class I	.75%	5,073
Class Z	.66%	71
		$188,907

In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested U.S. dollar cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $163.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $251.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended December 31, 2018(a)	Year ended December 31, 2017
Distributions to shareholders
Class A	$80,759	$–
Class M	37,547	–
Class C	28,370	–
Global Credit	705,880	–
Class I	28,343	–
Class Z	1,152	–
Total	$882,051	$–
Tax return of capital
Class A	$15,068	$74,896
Class M	7,006	39,291
Class C	5,293	26,210
Global Credit	131,706	665,464
Class I	5,288	31,778
Class Z	215	–
Total	$164,576	$837,639

 (a) Distributions for Class Z are for the period October 2, 2018 (commencement of sale of shares) to December 31, 2018.

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended December 31, 2018 (a)	Year ended December 31, 2017	Year ended December 31, 2018 (a)	Year ended December 31, 2017
Class A
Shares sold	40,118	149,339	$360,692	$1,341,858
Reinvestment of distributions	10,803	8,197	95,375	74,196
Shares redeemed	(80,872)	(229,587)	(722,084)	(2,074,804)
Net increase (decrease)	(29,951)	(72,051)	$(266,017)	$(658,750)
Class M
Shares sold	15,128	60,629	$135,904	$544,167
Reinvestment of distributions	5,039	4,348	44,483	39,291
Shares redeemed	(52,325)	(164,803)	(467,585)	(1,490,754)
Net increase (decrease)	(32,158)	(99,826)	$(287,198)	$(907,296)
Class C
Shares sold	39,154	75,484	$347,788	$680,909
Reinvestment of distributions	3,812	2,887	33,647	26,157
Shares redeemed	(58,062)	(208,894)	(518,694)	(1,874,033)
Net increase (decrease)	(15,096)	(130,523)	$(137,259)	$(1,166,967)
Global Credit
Shares sold	1,077,080	1,708,249	$9,666,484	$15,464,079
Reinvestment of distributions	92,424	71,889	815,929	649,903
Shares redeemed	(1,228,512)	(3,071,716)	(10,947,198)	(27,663,296)
Net increase (decrease)	(59,008)	(1,291,578)	$(464,785)	$(11,549,314)
Class I
Shares sold	18,185	32,960	$163,537	$293,907
Reinvestment of distributions	3,471	3,157	30,633	28,458
Shares redeemed	(21,415)	(171,471)	(191,675)	(1,545,228)
Net increase (decrease)	241	(135,354)	$2,495	$(1,222,863)
Class Z
Shares sold	11,302	–	$100,801	$–
Reinvestment of distributions	157	–	1,367	–
Net increase (decrease)	11,459	–	$102,168	$–

 (a) Share transactions for Class Z are for the period October 2, 2018 (commencement of sale of shares) to December 31, 2018

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 25% of the total outstanding shares of the Fund.

12. Risks of Investing in European Countries.

The recent global financial crisis has created uncertainty surrounding the sovereign debt of many European countries. If there is a default or debt restructuring by any European country, or if one or more countries leave the European Monetary Union or the European Monetary Union dissolves, there may be wide-ranging effects on global markets. Such events could significantly affect the value or liquidity of the Fund's investments in the region or with exposure to the region.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity School Street Trust and Shareholders of Fidelity Global Credit Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Global Credit Fund (one of the funds constituting Fidelity School Street Trust, referred to hereafter as the "Fund") as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statement of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 20, 2019

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 260 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Arthur E. Johnson serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-present) and Chairman and Director of FMR (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of FMR (2001-2005), a Trustee of other investment companies advised by FMR, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds. Ms. McAuliffe previously served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company). Earlier roles at FIL included Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo. Ms. McAuliffe also was the Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe is also a director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement in April 2012, Ms. Acton was Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011), and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board of Directors and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Previously, Ms. Acton served as a Member of the Advisory Board of certain Fidelity® funds (2013-2016).

Ann E. Dunwoody (1953)

Year of Election or Appointment: 2018

Trustee

General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). She is the President of First to Four LLC (leadership and mentoring services, 2012-present). She also serves as a member of the Board of Directors and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor, and aerospace systems, 2013-present), Board of Directors and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and Board of Directors of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a Member of the Advisory Board of certain Fidelity® funds (2018), a member of the Board of Directors and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board of Directors, Chair of the Nomination and Governance Committee and member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Board of Directors of the Army Historical Foundation (2015-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present) and a member of the Board of Trustees of Florida Institute of Technology (2015-present) and ThanksUSA (military family education non-profit, 2014-present).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. He serves on the board of directors for Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-present) and K12 Inc. (technology-based education company, 2012-present). Previously, Mr. Engler served as interim president of Michigan State University (2018-2019), a Member of the Advisory Board of certain Fidelity® funds (2014-2016), president of the Business Roundtable (2011-2017), a trustee of The Munder Funds (2003-2014), president and CEO of the National Association of Manufacturers (2004-2011), member of the Board of Trustees of the Annie E. Casey Foundation (2004-2015), and as governor of Michigan (1991-2003). He is a past chairman of the National Governors Association.

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Mr. Gartland is Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-present). Previously, Mr. Gartland served as a partner and investor of Vietnam Partners LLC (investments and consulting, 2008-2011). Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007), and Chase Manhattan Bank (1975-1978).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Mr. Johnson serves as a member of the Board of Directors of Eaton Corporation plc (diversified power management, 2009-present) and Booz Allen Hamilton (management consulting, 2011-present). Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). He previously served on the Board of Directors of IKON Office Solutions, Inc. (1999-2008), AGL Resources, Inc. (holding company, 2002-2016), and Delta Airlines (2005-2007). Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Vice Chairman of the Independent Trustees

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management. Before joining Credit Suisse, he was an Executive Vice President and Chief Investment Officer for Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager and Research Analyst, and Mr. Kenneally was awarded the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company (pipeline and tanker operations). Ms. Knowles currently serves as a Director and Chairman of the Audit Committee of McKesson Corporation (healthcare service, since 2002). Ms. Knowles is a member of the Board of the Santa Catalina Island Company (real estate, 2009-present). Ms. Knowles is a Member of the Investment Company Institute Board of Governors and a Member of the Governing Council of the Independent Directors Council (2014-present). She also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Previously, Ms. Knowles served as a Director of Phelps Dodge Corporation (copper mining and manufacturing, 1994-2007), URS Corporation (engineering and construction, 2000-2003) and America West (airline, 1999-2002). Ms. Knowles previously served as Chairman (2015-2018) and Vice Chairman (2012-2015) of the Independent Trustees of certain Fidelity® funds.

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Mr. Murray is Vice Chairman (2013-present) of Meijer, Inc. (regional retail chain). Previously, Mr. Murray served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Chief Executive Officer (2013-2016) and President (2006-2013) of Meijer, Inc. Mr. Murray serves as a member of the Board of Directors and Nuclear Review and Public Policy and Responsibility Committees of DTE Energy Company (diversified energy company, 2009-present). Mr. Murray also serves as a member of the Board of Directors of Spectrum Health (not-for-profit health system, 2015-present). Mr. Murray previously served as President of Grand Valley State University (2001-2006), Treasurer for the State of Michigan (1999-2001), Vice President of Finance and Administration for Michigan State University (1998-1999), and a member of the Board of Directors and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray is also a director or trustee of many community and professional organizations.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2018

Secretary and Chief Legal Officer (CLO)

Mr. Coffey also serves as Secretary and CLO of other funds. Mr. Coffey serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-present); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Assistant Secretary of certain funds (2009-2018) and as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John B. McGinty, Jr. (1962)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. McGinty also serves as Chief Compliance Officer of other funds. Mr. McGinty is Senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2016-present). Mr. McGinty previously served as Vice President, Senior Attorney at Eaton Vance Management (investment management firm, 2015-2016), and prior to Eaton Vance as global CCO for all firm operations and registered investment companies at GMO LLC (investment management firm, 2009-2015). Before joining GMO LLC, Mr. McGinty served as Senior Vice President, Deputy General Counsel for Fidelity Investments (2007-2009).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2015

Assistant Secretary

Mr. Pogorelec also serves as Assistant Secretary of other funds. Mr. Pogorelec serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2006-present).

Nancy D. Prior (1967)

Year of Election or Appointment: 2014

Vice President

Ms. Prior also serves as Vice President of other funds. Ms. Prior serves as President Fixed Income, High Income/Emerging Market Debt and Multi Asset Class Strategies of FIAM LLC (2018-present), President (2016-present) and Director (2014-present) of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm), President, Fixed Income (2014-present), and is an employee of Fidelity Investments (2002-present). Previously, Ms. Prior served as Vice Chairman of FIAM LLC (investment adviser firm, 2014-2018), a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-2018), President Multi-Asset Class Strategies of FMR's Global Asset Allocation Division (2017-2018), Vice President of Fidelity's Money Market Funds (2012-2014), President, Money Market and Short Duration Bond Group of Fidelity Management & Research (FMR) (investment adviser firm, 2013-2014), President, Money Market Group of FMR (2011-2013), Managing Director of Research (2009-2011), Senior Vice President and Deputy General Counsel (2007-2009), and Assistant Secretary of certain Fidelity® funds (2008-2009).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The actual expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2018 to December 31, 2018) for Class A, Class M, Class C, Global Credit and Class I and for the period (October 2, 2018 to December 31, 2018) for Class Z. The hypothetical expense Example is based on an investment of $1,000 invested for the one-half year period (July 1, 2018 to December 31, 2018).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee, which was eliminated effective August 1, 2018, is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee, which was eliminated effective August 1, 2018, is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value	Ending Account Value December 31, 2018	Expenses Paid During Period
Class A	1.00%
Actual		$1,000.00	$997.00	$5.03-B
Hypothetical-C		$1,000.00	$1,020.16	$5.09-D
Class M	1.00%
Actual		$1,000.00	$996.90	$5.03-B
Hypothetical-C		$1,000.00	$1,020.21	$5.09-D
Class C	1.75%
Actual		$1,000.00	$992.80	$8.79-B
Hypothetical-C		$1,000.00	$1,016.43	$8.89-D
Global Credit	.75%
Actual		$1,000.00	$997.70	$3.78-B
Hypothetical-C		$1,000.00	$1,021.42	$3.82-D
Class I	.75%
Actual		$1,000.00	$997.70	$3.78-B
Hypothetical-C		$1,000.00	$1,021.37	$3.82-D
Class Z	.66%
Actual		$1,000.00	$988.90	$1.64-B
Hypothetical-C		$1,000.00	$1,021.12	$3.36-D

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Actual expenses are equal to each Class' annualized expense ratio, multiplied by 184/365 (to reflect the one-half year period) for Class A, Class M, Class C, Global Credit and Class I and multiplied by 91/365 (to reflect the period October 2, 2018 to December 31, 2018) for Class Z.

 C 5% return per year before expenses

 D Hypothetical expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Distributions (Unaudited)

The fund designates $437,610 of distributions paid during the period January 1, 2018 to December 31, 2018 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

The fund will notify shareholders in January 2019 of amounts for use in preparing 2018 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Global Credit Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established four standing committees (Committees) — Operations, Audit, Fair Valuation, and Governance and Nominating — each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all of the Independent Trustees are members, meets regularly throughout the year and considers, among other matters, information specifically related to the annual consideration of the renewal of the fund's Advisory Contracts. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its September 2018 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) reducing management fees and total expenses for certain growth equity funds and index funds; (vii) lowering expense caps for certain existing funds and classes, and converting certain voluntary expense caps to contractual caps, to reduce expenses borne by shareholders; (viii) eliminating short-term redemption fees for funds that had such fees; (ix) rationalizing product lines and gaining increased efficiencies from fund mergers and share class consolidations; (x) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (xi) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there was a portfolio management change for the fund in January 2018.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against an appropriate securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance at meetings throughout the year, the Board gave particular attention to information indicating underperformance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for such underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on gross performance (before fees and expenses but after transaction costs) compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and on net performance (after fees and expenses) compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; expectations for interest rate levels and credit conditions; issuer-specific information including credit quality; the potential for incremental return versus the fund's benchmark index weighed against the risks involved in obtaining that incremental return, including the risk of diminished or negative total returns; and fund cash flows and other factors. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and was considered by the Board.

Fidelity Global Credit Fund

The Board noted that the fund's management fee rate ranked equal to the median of its Total Mapped Group and below the median of its ASPG for 2017.

The Board noted that it and the boards of other Fidelity funds formed an ad hoc Committee on Group Fee, which meets periodically, to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of the retail class ranked below the competitive median for 2017, the total expense ratio of each of Class A, Class M, and Class I ranked equal to the competitive median for 2017, and the total expense ratio of Class C ranked above the competitive median for 2017. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class C was above the competitive median primarily because of its 1.00% 12b-1 fee. The Board noted that, when compared with competitor funds that charge a 1.00% 12b-1 fee, the total expense ratio of Class C is at or below median. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

The Board further considered that FMR has contractually agreed to reimburse Class A, Class M, Class C, Class I, and the retail class of the fund to the extent that total operating expenses (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, fees and expenses of the Independent Trustees, proxy and shareholder meeting expenses, extraordinary expenses, and acquired fund fees and expenses, if any), as a percentage of their respective average net assets, exceed 1.00%, 1.00%, 1.75%, 0.75%, and 0.75% through February 28, 2019.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the fund's business. The Board noted that changes to fall-out benefits year-over-year reflect business developments at Fidelity's various businesses.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus the assets of sector funds previously under FMR's management). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, the allocation of various costs to different funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, including its effects on fund profitability, the rationale for the compensation structure, and the extent to which current market conditions have affected retention and recruitment; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds and the treatment of such compensation within Fidelity's fund profitability methodology; (v) the terms of Fidelity's voluntary expense limitation agreements; (vi) the methodology with respect to competitive fund data and peer group classifications; (vii) Fidelity's transfer agent fee, expense, and service structures for different funds and classes relative to competitive trends, and the impact of the increased use of omnibus accounts; (viii) new developments in the retail and institutional marketplaces and the competitive positioning of the funds relative to other investment products and services; (ix) the impact of recent changes to the money market fund landscape, including the full implementation of money market fund reform and rising interest rates, on Fidelity's money market funds; (x) the funds' share class structures and distribution channels; and (xi) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends and methodologies for total expense competitive comparisons, and actions that might be taken by Fidelity to reduce total expense ratios for certain classes. In addition, the Board considered its discussions with Fidelity throughout the year regarding enhanced information security initiatives and the funds' fair valuation policies.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Corporate Headquarters

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Boston, MA 02210

www.fidelity.com

GLB-ANN-0219
1.939061.106

Fidelity Advisor® Intermediate Municipal Income Fund -

Class A, Class M, Class C, Class I and Class Z

Annual Report

December 31, 2018

Class A, Class M, Class C, Class I and Class Z are classes of Fidelity® Intermediate Municipal Income Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
Brokerage, Mutual Fund, or Annuity Contracts:	fidelity.com/mailpreferences	1-800-343-3548
Employer Provided Retirement Accounts:	netbenefits.fidelity.com/preferences (choose 'no' under Required Disclosures to continue to print)	1-800-343-0860
Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2019 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended December 31, 2018	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 4.00% sales charge)	(3.15)%	1.73%	2.95%
Class M (incl. 4.00% sales charge)	(3.12)%	1.77%	2.97%
Class C (incl. contingent deferred sales charge)	(0.86)%	1.80%	2.59%
Class I	1.13%	2.82%	3.63%
Class Z	1.15%	2.82%	3.63%

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

 The initial offering of Class Z shares took place on October 2, 2018. Returns prior to October 2, 2018, are those of Class I.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Intermediate Municipal Income Fund - Class A on December 31, 2008, and the current 4.00% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg Barclays Municipal Bond Index performed over the same period.

Period Ending Values
$13,379	Fidelity Advisor® Intermediate Municipal Income Fund - Class A
$16,060	Bloomberg Barclays Municipal Bond Index

Management's Discussion of Fund Performance

Market Recap:  Tax-exempt municipal bonds gained modestly in 2018, with the Bloomberg Barclays Municipal Bond Index returning 1.28%, supported by lower bond issuance and solid economic growth. Tax reform had a significant impact on both the supply of and demand for tax-exempt bonds the past year. In the final months of 2017, issuers accelerated their bond financings in order to issue under the old tax rules, prompting a surge in supply. Investors absorbed this excess supply, anticipating that issuance would fall significantly in 2018. The market turned lower in early 2018, as domestic fixed-income markets reacted to robust economic data and signs of inflation, before stabilizing in March and rallying through August. The municipal market experienced volatility in September and October amid concerns of an economic slowdown, then rebounded to close December near a high for the year. Gross municipal bond issuance ended 2018 down approximately 25%. There was little differentiation in performance across municipal sectors in 2018. General obligation bonds gained 1.33%, with bonds issued by states slightly outperforming those backed by local municipalities. Looking ahead, market volatility is likely to persist due to uncertainty about how the U.S. Federal Reserve will react to labor and inflation trends.

Comments from Co-Portfolio Managers Cormac Cullen, Elizah McLaughlin and Kevin Ramundo:  For the year ending December 31, 2018, the fund's share classes (excluding sales charges, if applicable) produced a modestly positive return, net of fees, which lagged the 1.58% advance of the benchmark, the Bloomberg Barclays 1-17 Year Municipal Bond Index. Relative to the 1-17 Year benchmark, differences in the way fund holdings and index components were priced detracted from fund performance. Also detracting was the fund's underweighting to bonds backed by the state of California, which were strong performers in the national muni marketplace. In contrast, an overweighting in lower-investment-grade bonds notably contributed to relative performance. These securities, buoyed party by their comparatively high levels of income, generally outpaced higher-quality bonds, in which the fund was underweighted. The portfolio's overweighting in health care bonds also added value, and the bonds of several hospitals we favored performed quite well within the sector, providing an additional edge over the index.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to Shareholders:  On September 1, 2018, Elizah McLaughlin joined the municipal bond portfolio management team, succeeding Mark Sommer, who retired from Fidelity on December 31, 2018, after 27 yearth the firm.

Investment Summary (Unaudited)

Top Five States as of December 31, 2018

% of fund's net assets
Texas	16.8
Illinois	15.5
Florida	11.9
New York	5.2
California	3.7

Top Five Sectors as of December 31, 2018

% of fund's net assets
General Obligations	37.2
Health Care	16.9
Transportation	15.2
Electric Utilities	7.1
Escrowed/Pre-Refunded	6.2

Quality Diversification (% of fund's net assets)

As of December 31, 2018
AAA	7.6%
AA,A	66.3%
BBB	13.3%
BB and Below	1.5%
Not Rated	3.7%
Short-Term Investments and Net Other Assets	7.6%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Schedule of Investments December 31, 2018

Showing Percentage of Net Assets

Municipal Bonds - 92.4%
	Principal Amount (000s)	Value (000s)
Alabama - 1.0%
Jefferson County Gen. Oblig. Series 2018 B, 5% 4/1/21	5,630	5,992
Mobile County Board of School Commissioners Series 2016 B:
5% 3/1/29	$5,875	$6,551
5% 3/1/30	6,125	6,796
5% 3/1/31	6,135	6,787
5% 3/1/32	4,930	5,431
5% 3/1/33	7,165	7,864
Mobile Indl. Dev. Board Poll. Cont. Rev. Bonds Series 2009 E, 1.85%, tender 3/24/20 (a)	7,355	7,307
Montgomery Med. Clinic Facilities:
5% 3/1/26	1,940	2,179
5% 3/1/27	3,915	4,363
5% 3/1/28	4,225	4,674
5% 3/1/29	3,465	3,815
5% 3/1/30	4,180	4,571

TOTAL ALABAMA		66,330

Alaska - 0.3%
Alaska Gen. Oblig. Series 2016 A, 5% 8/1/33	7,235	8,194
Alaska Int'l. Arpts. Revs. Series 2016 B, 5% 10/1/33	7,575	8,573
North Slope Borough Gen. Oblig.:
Series 2015 A, 5% 6/30/19	585	594
Series 2017 A, 5% 6/30/21 (Pre-Refunded to 6/30/20 @ 100)	1,695	1,775

TOTAL ALASKA		19,136

Arizona - 3.1%
Arizona Ctfs. of Prtn. Series 2010 A, 5.25% 10/1/20 (FSA Insured)	6,500	6,663
Arizona State Lottery Rev. Series 2019, 5% 7/1/24 (b)	4,000	4,458
Glendale Gen. Oblig.:
Series 2015, 4% 7/1/21 (FSA Insured)	2,145	2,251
Series 2017:
5% 7/1/23	3,570	4,007
5% 7/1/25	3,250	3,785
5% 7/1/28	1,465	1,731
5% 7/1/32	2,915	3,385
Glendale Sr. Excise Tax Rev. Series 2015 A:
5% 7/1/27	7,770	8,958
5% 7/1/28	7,255	8,327
5% 7/1/29	7,905	9,042
Glendale Trans. Excise Tax Rev.:
5% 7/1/24 (FSA Insured)	1,765	2,025
5% 7/1/25 (FSA Insured)	2,065	2,406
5% 7/1/26 (FSA Insured)	3,565	4,124
Maricopa County Indl. Dev. Auth. Bonds Series 2019 B, 5%, tender 9/1/24 (a)(b)	10,690	12,026
Maricopa County Indl. Dev. Auth. Rev.:
Bonds:
Series B, 5%, tender 10/18/22 (a)	14,370	15,837
Series C, 5%, tender 10/18/24 (a)	9,710	11,101
Series 2016 A:
4% 1/1/24	6,310	6,844
5% 1/1/22	2,430	2,638
5% 1/1/23	4,855	5,388
5% 1/1/24	1,990	2,252
5% 1/1/25	7,560	8,701
Maricopa County Indl. Dev. Auth. Sr. Living Facilities Series 2016:
5.75% 1/1/36 (c)	800	797
6% 1/1/48 (c)	4,910	4,925
McAllister Academic Village LLC Rev. (Arizona State Univ. Hassayampa Academic Village Proj.) Series 2016, 5% 7/1/21	1,735	1,863
Phoenix Civic Impt. Board Arpt. Rev. Series 2017 A:
5% 7/1/27 (d)	2,185	2,568
5% 7/1/28 (d)	3,085	3,600
Phoenix Civic Impt. Corp. Excise Tax Rev.:
Series 2011 A, 5% 7/1/20	1,020	1,068
Series 2011 C, 5% 7/1/21	970	1,044
Phoenix Indl. Solid Waste Disp. Rev. Bonds (Republic Svc., Inc. Proj.) Series 2013, 2.15%, tender 2/1/19 (a)(d)	35,000	34,992
Pima County Swr. Sys. Rev.:
Series 2011 B:
5% 7/1/20	2,090	2,188
5% 7/1/25 (Pre-Refunded to 7/1/21 @ 100)	1,940	2,087
Series 2012 A:
5% 7/1/22	485	535
5% 7/1/23	1,070	1,179
Salt River Proj. Agricultural Impt. & Pwr. District Elec. Sys. Rev. Series 2017 A, 5% 1/1/33	4,955	5,881
Tempe Indl. Dev. Auth. Rev. (Mirabella At Asu, Inc. Proj.):
Series 2017 A:
6.125% 10/1/47 (c)	490	526
6.125% 10/1/52 (c)	490	525
Series 2017 B:
4% 10/1/23 (c)	7,475	7,481
6% 10/1/37 (c)	250	270

TOTAL ARIZONA		197,478

Arkansas - 0.1%
Little Rock School District Series 2017, 3% 2/1/22	3,070	3,142
California - 3.7%
ABAG Fin. Auth. for Nonprofit Corps. Rev. (Sharp HealthCare Proj.) Series 2009 B, 6.25% 8/1/39 (Pre-Refunded to 8/1/19 @ 100)	1,650	1,695
Alameda Corridor Trans. Auth. Rev. Series 2013 A, 5% 10/1/23	2,100	2,394
Bay Area Toll Auth. San Francisco Bay Toll Bridge Rev. Bonds:
Series A, 2.95%, tender 4/1/26 (a)	8,590	8,882
Series B, 2.85%, tender 4/1/25 (a)	7,020	7,238
Series C, 2.1%, tender 4/1/22 (a)	6,555	6,567
California Dept. of Wtr. Resources Series AI:
5% 12/1/25	2,130	2,330
5% 12/1/29 (Pre-Refunded to 12/1/21 @ 100)	4,725	5,180
California Gen. Oblig.:
Series 2007, 5.625% 5/1/20	50	50
Series 2009:
6% 4/1/38	3,820	3,857
6% 4/1/38 (Pre-Refunded to 4/1/19 @ 100)	2,100	2,123
Series 2016, 5% 9/1/29	2,755	3,245
5% 8/1/26	14,565	17,476
5% 8/1/29	6,970	8,198
5.25% 12/1/33	110	110
5.25% 4/1/34	30	30
5.5% 4/1/30	5	5
California Health Facilities Fing. Auth. Rev.:
(St. Joseph Health Sys. Proj.) Series 2013 A, 5% 7/1/25	3,885	4,412
Series 2011 D, 5% 8/15/35	2,915	3,111
California Muni. Fin. Auth. Rev. (LINXS APM Proj.) Series 2018 A:
5% 6/30/28 (d)	1,925	2,212
5% 12/31/28 (d)	1,555	1,785
5% 6/30/29 (d)	1,940	2,215
5% 12/31/29 (d)	970	1,105
5% 6/30/31 (d)	3,010	3,398
5% 12/31/31 (d)	2,915	3,286
California Poll. Cont. Fing. Auth. Solid Waste Disp. Rev. Bonds (Republic Svcs., Inc. Proj.) Series 2010 A, 2.15%, tender 2/1/19 (a)(c)(d)	22,950	22,945
California Pub. Works Board Lease Rev.:
(Various Cap. Projs.):
Series 2011 A:
5.25% 10/1/24	3,885	4,236
5.25% 10/1/25	3,885	4,233
Series 2012 A:
5% 4/1/22	2,040	2,241
5% 4/1/23	4,855	5,325
Series 2012 G:
5% 11/1/23	970	1,078
5% 11/1/24	970	1,077
(Various Judicial Council Projs.) Series 2011 D, 5% 12/1/21	2,430	2,647
Golden State Tobacco Securitization Corp. Tobacco Settlement Rev.:
Series 2013 A, 5% 6/1/29	4,855	5,372
Series 2017 A1:
5% 6/1/25	3,885	4,306
5% 6/1/26	970	1,081
Series A, 0% 6/1/24 (AMBAC Insured)	5,840	5,135
Los Angeles Cmnty. College District Series 2008 A, 6% 8/1/33 (Pre-Refunded to 8/1/19 @ 100)	3,885	3,984
Los Angeles Dept. of Wtr. & Pwr. Rev. Series 2015 A, 5% 7/1/29	9,710	11,241
Los Angeles Wastewtr. Sys. Rev. Series 2009 A, 5.75% 6/1/34 (Pre-Refunded to 6/1/19 @ 100)	1,730	1,760
Modesto Irrigation District Elec. Rev. Series 2011 A:
5% 7/1/22	970	1,049
5% 7/1/23	3,690	3,981
Northern California Pwr. Agcy. Rev. (Hydroelectric #1 Proj.) Series 2010 A:
5% 7/1/19	1,150	1,170
5% 7/1/22	2,185	2,220
Oakland Gen. Oblig. Series 2009 B, 6% 1/15/34 (Pre-Refunded to 1/15/19 @ 100)	1,440	1,442
Oakland Unified School District Alameda County Series 2015 A:
5% 8/1/26 (FSA Insured)	3,400	3,978
5% 8/1/28	970	1,128
Oakland-Alameda County Coliseum Auth. (Oakland Coliseum Proj.) Series 2012 A, 5% 2/1/23	5,695	6,231
Port of Oakland Rev. Series 2012 P, 5% 5/1/22 (d)	4,855	5,299
Poway Unified School District Pub. Fing.:
5% 9/1/25	1,115	1,252
5% 9/1/28	1,550	1,704
5% 9/1/32	1,630	1,761
Sacramento City Fing. Auth. Rev. Series A, 0% 12/1/26 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	3,025	2,405
San Bernardino County Ctfs. of Prtn. (Arrowhead Proj.) Series 2009 A, 5.25% 8/1/26	2,135	2,176
San Diego Convention Ctr. Expansion Series 2012 A, 5% 4/15/23	8,645	9,523
San Diego Pub. Facilities Fing. Auth. Swr. Rev. Series 2009 A, 5% 5/15/22 (Pre-Refunded to 5/15/19 @ 100)	1,940	1,965
San Diego Unified School District Series 2008 C, 0% 7/1/34	2,525	1,473
San Marcos Unified School District Series 2010 B:
0% 8/1/35	3,570	1,979
0% 8/1/37	1,940	980
Santa Monica-Malibu Unified School District Series 1999, 0% 8/1/20 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,845	1,794
Union Elementary School District Series A, 0% 9/1/20 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,270	1,233
Univ. of California Revs. Series 2016, 5.25% 5/15/39 (Pre-Refunded to 5/15/19 @ 100)	1,025	1,039
Washington Township Health Care District Gen. Oblig. Series 2013 A, 5.5% 8/1/40	3,400	3,913
West Contra Costa Unified School District Series 2012, 5% 8/1/26	7,665	8,469

TOTAL CALIFORNIA		235,729

Colorado - 1.0%
Colorado Health Facilities Auth. (Parkview Med. Ctr., Inc. Proj.) Series 2016, 5% 9/1/46	6,310	6,853
Colorado Health Facilities Auth. Retirement Hsg. Rev. (Liberty Heights Proj.) 0% 7/15/22 (Escrowed to Maturity)	12,460	11,525
Colorado Health Facilities Auth. Rev. Bonds Series 2008 D3, 5%, tender 11/12/21 (a)	7,365	7,857
Colorado Univ. Co. Hosp. Auth. Rev. Bonds Series 2017C-2, 5%, tender 3/1/22 (a)	7,085	7,597
Denver City & County Arpt. Rev. Series 2017 A:
5% 11/15/24 (d)	2,230	2,543
5% 11/15/27 (d)	1,025	1,207
5% 11/15/28 (d)	4,855	5,676
5% 11/15/29 (d)	4,855	5,647
5% 11/15/30 (d)	3,885	4,489
E-470 Pub. Hwy. Auth. Rev.:
Series 2000 B, 0% 9/1/20 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	4,765	4,582
Series 2010 A:
0% 9/1/35	1,940	991
0% 9/1/37	2,915	1,364
0% 9/1/38	3,650	1,628

TOTAL COLORADO		61,959

Connecticut - 1.2%
Connecticut Gen. Oblig.:
Series 2012 E, 5% 9/15/23	2,915	3,163
Series 2016 A, 5% 3/15/26	2,940	3,336
Series 2016 E:
5% 10/15/26	3,445	3,933
5% 10/15/29	4,975	5,533
Series 2018 E:
5% 9/15/27	4,050	4,646
5% 9/15/28	4,000	4,614
5% 9/15/29	4,000	4,543
5% 9/15/30	4,000	4,518
Series 2018 F, 5% 9/15/27	1,000	1,147
Connecticut Health & Edl. Facilities Auth. Rev.:
Bonds Series 2015 A, 2.05%, tender 7/21/21 (a)	34,610	34,712
Series 2018 S:
5% 7/1/26	2,200	2,551
5% 7/1/29	970	1,139

TOTAL CONNECTICUT		73,835

Delaware, New Jersey - 0.1%
Delaware River & Bay Auth. Rev. Series 2014 C:
5% 1/1/22	2,915	3,171
5% 1/1/24	1,235	1,402
5% 1/1/25	2,670	3,022

TOTAL DELAWARE, NEW JERSEY		7,595

District Of Columbia - 0.8%
District of Columbia Income Tax Rev. Series 2011 A, 5% 12/1/36	4,080	4,363
District of Columbia Rev. Series A, 5% 6/1/40	6,505	6,722
Metropolitan Washington DC Arpts. Auth. Sys. Rev.:
Series 2017 A:
5% 10/1/29 (d)	5,445	6,327
5% 10/1/31 (d)	2,335	2,684
5% 10/1/34 (d)	1,940	2,203
5% 10/1/36 (d)	1,820	2,052
Series 2018 A:
5% 10/1/28 (d)	3,885	4,602
5% 10/1/29 (d)	4,030	4,748
5% 10/1/30 (d)	3,165	3,705
5% 10/1/31 (d)	4,540	5,285
Washington D.C. Metropolitan Transit Auth. Rev. Series 2017 B, 5% 7/1/34	7,990	9,271

TOTAL DISTRICT OF COLUMBIA		51,962

Florida - 11.9%
Brevard County School Board Ctfs. of Prtn.:
Series 2014:
5% 7/1/27	3,205	3,647
5% 7/1/30	7,240	8,176
Series 2015 C, 5% 7/1/24	2,915	3,334
Broward County Arpt. Sys. Rev.:
Series 2012 Q1, 5% 10/1/23	3,010	3,324
Series 2017:
5% 10/1/28 (d)	970	1,124
5% 10/1/30 (d)	2,050	2,350
5% 10/1/31 (d)	3,100	3,538
Series A:
5% 10/1/29 (d)	4,090	4,575
5% 10/1/31 (d)	2,915	3,238
5% 10/1/32 (d)	3,885	4,304
Broward County School Board Ctfs. of Prtn.:
(Broward County School District) Series 2012 A:
5% 7/1/25	1,450	1,579
5% 7/1/26	4,320	4,693
Series 2012 A:
5% 7/1/21	5,225	5,614
5% 7/1/22	4,855	5,339
5% 7/1/25 (Pre-Refunded to 7/1/22 @ 100)	4,020	4,427
5% 7/1/26 (Pre-Refunded to 7/1/22 @ 100)	19,555	21,532
Series 2015 A:
5% 7/1/26	11,170	12,921
5% 7/1/27	8,900	10,226
5% 7/1/28	3,885	4,441
Series 2015 B:
5% 7/1/25	2,100	2,442
5% 7/1/26	11,335	13,112
5% 7/1/27	7,670	8,813
5% 7/1/28	13,120	14,999
Series 2016, 5% 7/1/32	2,430	2,779
Citizens Property Ins. Corp. Series 2012 A1:
5% 6/1/21	2,630	2,818
5% 6/1/22	2,100	2,307
Clearwater Wtr. and Swr. Rev. Series 2011:
5% 12/1/21	1,260	1,369
5% 12/1/23 (Pre-Refunded to 12/1/21 @ 100)	2,180	2,374
5% 12/1/24 (Pre-Refunded to 12/1/21 @ 100)	2,295	2,500
Duval County School Board Ctfs. of Prtn. Series 2015 B:
5% 7/1/27	4,260	4,889
5% 7/1/28	970	1,110
5% 7/1/30	6,440	7,333
Florida Board of Ed. Pub. Ed. Cap. Outlay:
Series 2009 D, 5% 6/1/21	2,700	2,762
Series 2011 C:
5% 6/1/20	12,022	12,561
5% 6/1/22	9,711	10,417
Series 2011 E, 5% 6/1/24	4,855	5,198
Florida Mid-Bay Bridge Auth. Rev. Series 2015 A:
5% 10/1/27	3,495	3,932
5% 10/1/28	4,855	5,431
5% 10/1/29	2,645	2,945
5% 10/1/30	2,405	2,663
Florida Muni. Pwr. Agcy. Rev.:
(Requirements Pwr. Supply Proj.) Series 2016 A:
5% 10/1/30	1,775	2,063
5% 10/1/31	1,940	2,245
(St. Lucie Proj.) Series 2012 A, 5% 10/1/26	11,945	13,086
(Stanton II Proj.) Series 2012 A, 5% 10/1/22	2,750	3,038
Series 2015 B:
5% 10/1/24	970	1,117
5% 10/1/27	1,455	1,687
Greater Orlando Aviation Auth. Arpt. Facilities Rev. Series 2017 A:
5% 10/1/28 (d)	3,380	3,922
5% 10/1/30 (d)	1,970	2,266
Halifax Hosp. Med. Ctr. Rev.:
5% 6/1/28	1,245	1,381
5% 6/1/35	2,430	2,619
Highlands County Health Facilities Auth. Rev. Series 2008:
6% 11/15/37	11,625	12,029
6% 11/15/37 (Pre-Refunded to 11/15/19 @ 100)	30	31
Hillsborough Co. Sldwst and Resource Receivables Series 2016 A:
5% 9/1/20 (d)	1,320	1,383
5% 9/1/21 (d)	1,260	1,351
5% 9/1/22 (d)	1,600	1,753
5% 9/1/23 (d)	1,940	2,166
5% 9/1/24 (d)	2,135	2,417
5% 9/1/25 (d)	2,150	2,465
5% 9/1/26 (d)	2,200	2,553
Hillsborough County Indl. Dev. Auth. Indl. Dev. Rev. (Health Facilities/Univ. Cmnty. Hosp. Proj.) Series 2008 B, 8% 8/15/32 (Pre-Refunded to 8/15/19 @ 101)	3,495	3,661
Indian River County School Board Ctfs. of Prtn. Series 2014:
5% 7/1/24	2,595	2,962
5% 7/1/25	1,940	2,252
Indian River County Wtr. & Swr. Rev.:
5% 9/1/21	1,800	1,837
5% 9/1/22	2,205	2,248
Jacksonville Elec. Auth. Elec. Sys. Rev. Series 2017 B, 5% 10/1/26	6,680	7,691
Jacksonville Sales Tax Rev. Series 2012:
5% 10/1/22	3,885	4,261
5% 10/1/23	5,165	5,678
JEA Wtr. & Swr. Sys. Rev. Series 2010 C:
5% 10/1/20	545	549
5% 10/1/20 (Pre-Refunded to 4/1/19 @ 100)	1,190	1,199
Lake County School Board Ctfs. of Prtn. Series 2014 A:
5% 6/1/25 (FSA Insured)	970	1,093
5% 6/1/26 (FSA Insured)	1,750	1,964
5% 6/1/28 (FSA Insured)	485	541
Manatee County School District Series 2017, 5% 10/1/25 (FSA Insured)	1,940	2,267
Miami-Dade County Aviation Rev.:
Series 2010 A, 5.375% 10/1/41 (Pre-Refunded to 10/1/20 @ 100)	4,565	4,844
Series 2010 B, 5% 10/1/35 (FSA Insured)	9,930	10,347
Series 2010, 5% 10/1/22	2,970	3,125
Series 2012 A:
5% 10/1/22 (d)	2,915	3,188
5% 10/1/24 (d)	9,710	10,565
5% 10/1/24	2,100	2,309
Series 2014 A:
5% 10/1/27 (d)	1,770	1,968
5% 10/1/29 (d)	2,725	3,006
5% 10/1/33 (d)	5,440	5,947
5% 10/1/37	7,185	7,918
Series 2015 A, 5% 10/1/35 (d)	2,430	2,646
Series 2016 A:
5% 10/1/30	2,430	2,805
5% 10/1/31	970	1,115
Series 2017 B, 5% 10/1/20 (d)	3,580	3,747
Miami-Dade County Cap. Asset Acquisition:
Series 2012 A, 5% 10/1/25	2,185	2,402
Series 2016:
5% 10/1/28	5,385	6,257
5% 10/1/29	3,985	4,588
5% 10/1/30	7,215	8,259
Miami-Dade County Expressway Auth.:
Series 2010 A, 5% 7/1/40	7,965	8,274
Series 2014 A, 5% 7/1/44	2,815	3,070
Series A:
5% 7/1/31	1,455	1,671
5% 7/1/32	3,865	4,425
5% 7/1/33	3,205	3,658
5% 7/1/34	970	1,103
Miami-Dade County Gen. Oblig. (Parks Prog.) Series 2015 A, 5% 11/1/23	3,955	4,489
Miami-Dade County Pub. Facilities Rev. (Jackson Health Sys. Proj.) Series 2005 B, 5% 6/1/20 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	6,985	7,283
Miami-Dade County School Board Ctfs. of Prtn.:
Series 2014 D:
5% 11/1/24	11,340	13,007
5% 11/1/25	11,880	13,426
5% 11/1/26	7,720	8,823
Series 2015 A, 5% 5/1/27 (FSA Insured)	4,100	4,691
Series 2015 B, 5% 5/1/28	13,295	15,087
Series 2015 D:
5% 2/1/29	3,935	4,485
5% 2/1/30	6,310	7,161
Series 2016 A:
5% 8/1/27	7,340	8,506
5% 5/1/31	19,200	21,695
Miami-Dade County Transit Sales Surtax Rev. Series 2012:
5% 7/1/21	1,240	1,333
5% 7/1/42	1,625	1,749
Orange County Health Facilities Auth.:
(Orlando Health, Inc.) Series 2009, 5.25% 10/1/20	4,390	4,501
Series 2012 A, 5% 10/1/42	12,285	13,062
Series 2012 B, 5% 10/1/42	5,050	5,369
Orange County School Board Ctfs. of Prtn.:
Series 2012 B, 5% 8/1/26 (Pre-Refunded to 8/1/22 @ 100)	3,885	4,300
Series 2015 C, 5% 8/1/29	6,800	7,776
Orlando & Orange County Expressway Auth. Rev. Series 2012, 5% 7/1/20	1,940	2,030
Orlando Utils. Commission Util. Sys. Rev.:
Series 2011 B:
5% 10/1/19	1,455	1,490
5% 10/1/20	3,400	3,585
Series 2012 A:
5% 10/1/23	1,650	1,870
5% 10/1/25	875	1,028
Palm Beach County Health Facilities Auth. Hosp. Rev. Series 2014:
5% 12/1/23	330	366
5% 12/1/24	660	742
Palm Beach County School Board Ctfs. of Prtn.:
(Palm Beach County School District Proj.) Series 2018 A:
5% 8/1/22	1,865	2,059
5% 8/1/23	1,115	1,259
5% 8/1/24	1,270	1,457
5% 8/1/25	4,550	5,302
5% 8/1/26	1,880	2,220
(Palm Beach County School District) Series 2017 A, 5% 8/1/26	21,905	25,863
Series 2014 B, 5% 8/1/25	3,110	3,624
Series 2015 B:
5% 8/1/25	1,580	1,841
5% 8/1/27	8,045	9,305
5% 8/1/28	5,325	6,124
Series 2015 D:
5% 8/1/26	23,370	27,185
5% 8/1/27	10,595	12,255
5% 8/1/28	3,620	4,163
5% 8/1/26	10,160	11,819
Palm Beach County Solid Waste Auth. Rev. Series 2011, 5% 10/1/24	8,350	9,041
Saint Lucie County School Board Ctfs. of Prtn. Series 2013 A:
5% 7/1/25	1,940	2,152
5% 7/1/27	4,130	4,548
Seminole County School Board Ctfs. of Prtn. Series 2016 C:
5% 7/1/23	1,940	2,177
5% 7/1/24	1,700	1,941
South Florida Wtr. Mgmt. District Ctfs. of Prtn. Series 2015, 5% 10/1/30	3,885	4,466
South Lake County Hosp. District (South Lake Hosp., Inc.) Series 2009 A, 6.25% 4/1/39	2,620	2,641
South Miami Health Facilities Auth. Hosp. Rev. (Baptist Med. Ctr., FL. Proj.) Series 2017:
5% 8/15/24	2,460	2,798
5% 8/15/25	3,980	4,594
Tallahassee Health Facilities Rev.:
(Tallahassee Memorial Healthcare, Inc. Proj.) Series 2016 A:
5% 12/1/19	515	528
5% 12/1/20	100	105
5% 12/1/21	1,095	1,175
Series 2015 A, 5% 12/1/40	1,750	1,879
Tampa Bay Wtr. Reg'l. Wtr. Supply Auth. Util. Sys. Rev.:
Series 2001 A, 6% 10/1/29	2,430	3,187
Series 2005, 5.5% 10/1/22 (FGIC Insured)	2,335	2,633
Tampa Health Sys. Rev. Series 2010, 5% 11/15/19	1,455	1,495
Tampa Solid Waste Sys. Rev. Series 2010, 5% 10/1/19 (FSA Insured) (d)	5,795	5,920
Tampa Tax Allocation (H. Lee Moffitt Cancer Ctr. Proj.) Series 2012 A, 5% 9/1/28	1,845	2,014
Volusia County School Board Ctfs. of Prtn. (Florida Master Lease Prog.) Series 2016 A, 5% 8/1/32 (Build America Mutual Assurance Insured)	4,855	5,473

TOTAL FLORIDA		757,245

Georgia - 1.9%
Atlanta Wtr. & Wastewtr. Rev.:
5% 11/1/27	970	1,122
5% 11/1/29	2,430	2,791
Colquitt County Dev. Auth. Rev. Series C, 0% 12/1/21 (Escrowed to Maturity)	6,810	6,401
DeKalb County Hosp. Auth. Rev. (DeKalb Med. Ctr., Inc. Proj.) Series 2010:
6% 9/1/30 (Pre-Refunded to 9/1/20 @ 100)	5,630	5,996
6.125% 9/1/40 (Pre-Refunded to 9/1/20 @ 100)	10,485	11,188
DeKalb County Wtr. & Swr. Rev. Series 2011 A, 5.25% 10/1/25	1,435	1,561
Georgia Muni. Elec. Auth. Pwr. Rev.:
(Proj. One) Series 2008 A, 5.25% 1/1/20	1,580	1,628
(Unrefunded Balance Proj.) Series 2008, 5.75% 1/1/19 (Escrowed to Maturity)	2,905	2,905
Series 2011 A, 5% 1/1/21	8,960	9,413
Series GG:
5% 1/1/24	3,520	3,855
5% 1/1/25	1,215	1,329
5% 1/1/26	4,855	5,296
Georgia Muni. Gas Auth. Rev. (Gas Portfolio III Proj.):
Series 2014 U, 5% 10/1/24	1,360	1,554
Series Q, 5% 10/1/22	1,940	2,140
Series S:
5% 10/1/22	1,240	1,368
5% 10/1/24	2,355	2,587
Main Street Natural Gas, Inc. Bonds Series 2018 C, 4%, tender 12/1/23 (a)	28,250	29,830
Metropolitan Atlanta Rapid Transit Auth. Sales Tax Rev. Third Series 2009 A, 5.25% 7/1/36 (Pre-Refunded to 7/1/19 @ 100)	11,265	11,462
Monroe County Dev. Auth. Poll. Cont. Rev. Bonds (Georgia Pwr. Co. Plant Scherer Proj.) Series 2009, 2.35%, tender 12/11/20 (a)	6,590	6,536
Richmond County Hosp. Auth. (Univ. Health Svcs., Inc. Proj.) Series 2009, 5.5% 1/1/36 (Pre-Refunded to 1/1/19 @ 100)	10,680	10,680

TOTAL GEORGIA		119,642

Hawaii - 0.2%
Hawaii Arpts. Sys. Rev. Series 2015 A, 5% 7/1/45 (d)	3,945	4,317
Honolulu City & County Gen. Oblig. Series 2017 D:
5% 9/1/22	3,885	4,307
5% 9/1/26	3,110	3,706

TOTAL HAWAII		12,330

Idaho - 0.3%
Idaho Hsg. & Fin. Assoc. Single Family Mtg.:
(Idaho St Garvee Proj.) Series 2017 A:
5% 7/15/20	1,980	2,069
5% 7/15/21	2,955	3,171
5% 7/15/22	3,285	3,607
5% 7/15/23	1,575	1,766
5% 7/15/24	1,260	1,437
(Idaho St Garvee proj.) Series 2017 A, 5% 7/15/25	1,260	1,460
(Idaho St Garvee Proj.) Series 2017 A, 5% 7/15/27	3,140	3,705

TOTAL IDAHO		17,215

Illinois - 15.1%
Chicago Board of Ed.:
Series 1999 A, 5.25% 12/1/21 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,455	1,546
Series 2010 F, 5% 12/1/20	1,030	1,060
Series 2011 A:
5% 12/1/41	2,075	2,075
5.5% 12/1/39	5,730	5,816
Series 2012 A, 5% 12/1/42	1,880	1,880
Series 2015 C, 5.25% 12/1/39	1,455	1,478
Series 2016 B, 6.5% 12/1/46	700	779
Series 2017 A, 7% 12/1/46 (c)	2,400	2,785
Series 2017 C, 5% 12/1/26	905	954
Series 2017 D, 5% 12/1/27	2,500	2,632
Series 2018 A:
5% 12/1/27	6,280	6,612
5% 12/1/33	700	720
5% 12/1/34	1,400	1,433
Series 2018 C:
5% 12/1/24	725	761
5% 12/1/25	15,335	16,130
5% 12/1/26	4,625	4,875
5% 12/1/46	5,795	5,752
Chicago Gen. Oblig. (City Colleges Proj.) Series 1999, 0% 1/1/20 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	16,810	16,368
Chicago Midway Arpt. Rev.:
Series 2014 A, 5% 1/1/32 (d)	6,310	6,830
Series 2014 B:
5% 1/1/19	340	340
5% 1/1/22	970	1,047
5% 1/1/24	3,235	3,624
Series 2016 A:
5% 1/1/29 (d)	2,155	2,402
5% 1/1/30 (d)	3,290	3,643
5% 1/1/31 (d)	2,430	2,681
Chicago O'Hare Int'l. Arpt. Rev.:
Series 2010 D, 5.25% 1/1/19 (d)	4,975	4,975
Series 2011 B, 5% 1/1/20	4,300	4,431
Series 2011 C, 6.5% 1/1/41 (Pre-Refunded to 1/1/21 @ 100)	14,055	15,340
Series 2012 A, 5% 1/1/22	1,700	1,848
Series 2012 B, 5% 1/1/22 (d)	6,800	7,300
Series 2016 C:
5% 1/1/22	2,155	2,342
5% 1/1/23	1,360	1,510
5% 1/1/24	1,455	1,645
5% 1/1/25	2,185	2,506
5% 1/1/26	1,940	2,252
5% 1/1/33	2,305	2,575
5% 1/1/34	2,670	2,973
Series 2017 D:
5% 1/1/27 (d)	2,065	2,361
5% 1/1/28 (d)	460	523
5% 1/1/31 (d)	2,850	3,192
5% 1/1/33 (d)	1,455	1,616
Chicago O'Hare Int'l. Arpt. Spl. Facilities Rev. Series 2018, 5% 7/1/38 (d)	2,470	2,719
Chicago Transit Auth. Cap. Grant Receipts Rev. Series 2017:
5% 6/1/22	1,685	1,824
5% 6/1/23	1,520	1,674
Chicago Wastewtr. Transmission Rev. Series 2012, 5% 1/1/23	1,260	1,350
Chicago Wtr. Rev. Series 2017, 5.25% 11/1/33 (FSA Insured)	990	992
Cook County Forest Preservation District:
Series 2012 B:
5% 12/15/23	970	1,042
5% 12/15/24	1,310	1,401
Series 2012 C, 5% 12/15/25	2,060	2,195
Cook County Gen. Oblig.:
Series 2010 A, 5.25% 11/15/24	17,405	18,243
Series 2010 G, 5% 11/15/25	2,855	2,972
Series 2011 A, 5.25% 11/15/24	1,455	1,557
Series 2012 C:
5% 11/15/22	2,000	2,186
5% 11/15/23	4,835	5,274
5% 11/15/24	18,115	19,634
5% 11/15/25 (FSA Insured)	505	551
Cook, Kane Lake & McHenry Countys Cmnty. College District #512 Series 2017 B, 5% 12/1/24	5,140	5,958
Grundy & Will Counties Cmnty. School Gen. Obligan Series 2018, 5% 2/1/29	1,190	1,360
Illinois Dev. Fin. Auth. Retirement Hsg. Regency Park Rev. 0% 7/15/23 (Escrowed to Maturity)	28,065	25,267
Illinois Fin. Auth. Rev.:
(Bradley Univ. Proj.) Series 2017 C:
5% 8/1/22	1,340	1,453
5% 8/1/24	1,480	1,652
(Centegra Health Sys. Proj.) Series 2014 A, 5% 9/1/34	585	650
(Northwestern Memorial Hosp.,IL. Proj.) Series 2017 A:
5% 7/15/25	1,385	1,606
5% 7/15/26	1,940	2,278
5% 7/15/28	2,040	2,419
(OSF Healthcare Sys.) Series 2018 A:
5% 5/15/29	9,870	11,545
5% 5/15/30	9,845	11,406
5% 5/15/31	21,400	24,636
(Palos Cmnty. Hosp. Proj.) Series 2010 C, 5% 5/15/19	3,825	3,864
(Presence Health Proj.) Series 2016 C:
5% 2/15/26	2,590	3,024
5% 2/15/29	4,570	5,328
5% 2/15/36	2,200	2,473
(Presence Health) Series 2016 C, 5% 2/15/28	6,800	7,971
(Provena Health Proj.) Series 2010 A:
6% 5/1/20 (Escrowed to Maturity)	2,000	2,107
6.25% 5/1/21 (Pre-Refunded to 5/1/20 @ 100)	6,210	6,563
(Rosalind Franklin Univ. Research Bldg. Proj.) Series 2017 C, 5% 8/1/49	845	899
(Rush Univ. Med. Ctr. Proj.) Series 2015 A, 5% 11/15/34	1,980	2,191
(Silver Cross Health Sys. Proj.) Series 2015 C, 5% 8/15/27	875	978
Bonds:
(Ascension Health Cr. Group Proj.) Series 2012 E2, 1.75%, tender 4/1/21 (a)	1,885	1,864
Series 2017 B, 5%, tender 12/15/22 (a)	15,020	16,627
Series 2009:
5% 8/15/23	3,035	3,174
5% 8/15/23 (Pre-Refunded to 8/15/20 @ 100)	1,530	1,604
7% 8/15/44 (Pre-Refunded to 8/15/19 @ 100)	12,540	12,930
Series 2010 A:
5.5% 8/15/24 (Pre-Refunded to 2/15/20 @ 100)	2,085	2,167
5.75% 8/15/29 (Pre-Refunded to 2/15/20 @ 100)	1,400	1,459
Series 2011 IL, 5% 12/1/22 (Pre-Refunded to 12/1/21 @ 100)	2,030	2,202
Series 2012 A, 5% 5/15/23	1,435	1,557
Series 2012:
5% 9/1/32	7,865	8,491
5% 9/1/38	10,595	11,320
5% 11/15/43	3,170	3,322
Series 2013:
5% 11/15/26	2,600	2,824
5% 11/15/29	780	842
5% 5/15/43	7,665	7,980
Series 2015 A:
5% 11/15/21	410	443
5% 11/15/27	1,015	1,158
5% 11/15/28	1,215	1,379
5% 11/15/29	1,830	2,070
5% 11/15/32	3,375	3,767
5% 11/15/45	2,390	2,560
Series 2015 C:
5% 8/15/35	5,925	6,446
5% 8/15/44	28,260	30,175
Series 2016 A:
5% 2/15/24	1,455	1,637
5% 2/15/25	995	1,135
5% 2/15/26	1,455	1,675
5% 7/1/30	2,545	2,879
5% 8/15/33	3,205	3,506
5% 7/1/34	1,650	1,826
5% 7/1/36	5,715	6,284
Series 2016 C:
3.75% 2/15/34	1,250	1,250
4% 2/15/36	5,330	5,445
4% 2/15/41	16,270	16,393
5% 2/15/22	1,250	1,362
5% 2/15/24	565	641
5% 2/15/31	1,650	1,900
5% 2/15/32	12,195	13,959
5% 2/15/33	4,855	5,527
5% 2/15/41	10,620	11,776
Series 2016:
5% 5/15/28	2,380	2,721
5% 5/15/29	1,330	1,514
5% 12/1/29	1,755	1,973
5% 12/1/40	4,765	5,096
5% 12/1/46	3,250	3,461
Series 2017 A, 5% 8/1/47	750	799
Series 2017:
5% 7/1/29	5,030	5,888
5% 1/1/30	4,855	5,668
5% 7/1/31	8,630	9,982
Series 2018 A, 5% 1/1/44	19,010	20,479
5% 11/15/26	2,940	3,359
Illinois Gen. Oblig.:
Series 2006, 5% 1/1/19	3,110	3,110
Series 2010, 5% 1/1/21 (FSA Insured)	11,655	11,953
Series 2012 A:
4% 1/1/23	2,130	2,154
5% 1/1/33	3,495	3,561
Series 2012:
5% 8/1/19	4,345	4,408
5% 3/1/20	3,210	3,286
5% 3/1/21	2,670	2,768
5% 8/1/21	1,555	1,620
5% 3/1/22	4,855	5,083
5% 8/1/22	6,410	6,744
5% 8/1/23	3,310	3,508
Series 2013, 5.5% 7/1/38	3,885	4,064
Series 2014:
5% 4/1/23	7,400	7,819
5% 2/1/26	2,195	2,308
5% 2/1/27	2,590	2,715
5% 4/1/28	2,070	2,162
5% 5/1/28	910	951
5% 5/1/32	2,430	2,504
5% 5/1/33	6,410	6,597
5.25% 2/1/31	10,195	10,642
Series 2016:
5% 11/1/20	4,050	4,182
5% 1/1/22	7,480	7,816
5% 2/1/23	1,530	1,614
5% 6/1/25	7,620	8,136
5% 6/1/26	1,035	1,108
5% 2/1/27	11,790	12,647
5% 2/1/28	5,965	6,360
5% 2/1/29	5,605	5,941
Series 2017 D:
5% 11/1/25	13,645	14,587
5% 11/1/26	13,050	13,991
Illinois Muni. Elec. Agcy. Pwr. Supply Series 2015 A:
5% 2/1/28	9,710	11,066
5% 2/1/31	3,465	3,909
Illinois Reg'l. Trans. Auth. Series 2017 A:
5% 7/1/20	2,430	2,536
5% 7/1/21	2,380	2,537
Illinois Toll Hwy. Auth. Toll Hwy. Rev.:
Series 2014 D, 5% 1/1/24	5,890	6,669
Series 2015 A, 5% 1/1/40	12,335	13,689
Series 2016 A, 5% 12/1/31	1,735	1,959
Joliet School District #86 Gen. Oblig. Series 2002, 0% 11/1/21 (FSA Insured)	6,670	6,224
Kane, Cook & DuPage Counties School District #46 Elgin Series 2003 B, 0% 1/1/22 (Escrowed to Maturity)	4,040	3,792
Kane, McHenry, Cook & DeKalb Counties Unit School District #300:
Series 2017, 5% 1/1/29	1,790	2,060
5% 1/1/26	8,660	9,832
Lake County Cmnty. High School District #117, Antioch Series 2000 B, 0% 12/1/20 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	5,145	4,884
McHenry & Kane Counties Cmnty. Consolidated School District #158 Series 2004, 0% 1/1/24 (FSA Insured)	7,810	6,767
McHenry County Cmnty. School District #200 Series 2006 B:
0% 1/15/24	7,205	6,283
0% 1/15/25	7,510	6,327
0% 1/15/26	5,645	4,582
McHenry County Conservation District Gen. Oblig. Series 2014:
5% 2/1/24	2,235	2,529
5% 2/1/27	5,825	6,624
Metropolitan Pier & Exposition:
(McCormick Place Expansion Proj.):
Series 1992 A, 0% 6/15/20 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	2,570	2,459
Series 1996 A, 0% 6/15/23 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	3,595	3,074
Series 2010 B1:
0% 6/15/43 (FSA Insured)	15,370	5,092
0% 6/15/44 (FSA Insured)	36,320	11,472
0% 6/15/47 (FSA Insured)	3,870	1,058
Series 2012 B, 0% 12/15/51	47,100	9,180
Series 2002:
0% 12/15/23	4,015	3,365
0% 12/15/23 (Escrowed to Maturity)	100	89
Railsplitter Tobacco Settlement Auth. Rev.:
Series 2010, 5.5% 6/1/23 (Pre-Refunded to 6/1/21 @ 100)	6,440	6,979
Series 2017:
5% 6/1/23	10,460	11,527
5% 6/1/24	13,685	15,318
Univ. of Illinois Rev.:
(Auxiliary Facilities Sys. Proj.) Series 2009 A, 5.75% 4/1/38 (Pre-Refunded to 4/1/19 @ 100)	2,595	2,620
Series 2013:
6% 10/1/42	3,785	4,237
6.25% 10/1/38	3,785	4,289
Will County Cmnty. Unit School District #365-U Series 2007 B, 0% 11/1/26 (FSA Insured)	5,600	4,412

TOTAL ILLINOIS		957,129

Indiana - 2.5%
Hobart Bldg. Corp. Series 2006, 6.5% 1/15/29 (Pre-Refunded to 1/15/20 @ 100)	11,050	11,577
Indiana Fin. Auth. Econ. Dev. Rev. Bonds (Republic Svcs., Inc. Proj.) Series A, 2.35%, tender 3/1/19 (a)(d)	8,000	7,999
Indiana Fin. Auth. Hosp. Rev. Series 2013, 5% 8/15/25	3,020	3,374
Indiana Fin. Auth. Rev.:
(Cmnty. Foundation of Northwest Indiana Obligated Group) Series 2016, 5% 9/1/25	970	1,121
Series 2012:
5% 3/1/22	970	1,048
5% 3/1/23	1,455	1,580
5% 3/1/30	1,020	1,096
5% 3/1/41	5,155	5,475
Series 2015, 5% 3/1/36	8,060	8,799
Series 2016:
5% 9/1/26	970	1,133
5% 9/1/29	485	554
5% 9/1/36	2,090	2,309
Indiana Fin. Auth. Wastewtr. Util. Rev.:
(CWA Auth. Proj.):
Series 2012 A, 5% 10/1/25	2,100	2,331
Series 2015 A:
5% 10/1/26	2,405	2,764
5% 10/1/28	1,145	1,309
Series 2011 A, 5.25% 10/1/24	3,910	4,248
Indiana Muni. Pwr. Agcy. Pwr. Supply Sys. Rev. Series 2012 A:
5% 1/1/24	690	755
5% 1/1/24 (Pre-Refunded to 7/1/22 @ 100)	280	309
5% 1/1/25	695	759
5% 1/1/25 (Pre-Refunded to 7/1/22 @ 100)	275	304
5% 1/1/26	1,895	2,063
5% 1/1/26 (Pre-Refunded to 7/1/22 @ 100)	770	851
Indianapolis Thermal Energy Sys.:
Series 2010 B:
5% 10/1/20	8,070	8,476
5% 10/1/21	5,340	5,757
Series 2016 A:
5% 10/1/24	10,585	12,041
5% 10/1/25	11,400	13,113
Lake Central Multi-District School Bldg. Corp. Series 2012 B:
4% 1/15/22	1,415	1,496
5% 7/15/22	970	1,065
5% 7/15/23	2,620	2,897
5% 7/15/24	4,065	4,502
5% 7/15/25	4,205	4,650
Whiting Envir. Facilities Rev.:
(BP Products North America, Inc. Proj.) Series 2009, 5.25% 1/1/21	7,170	7,590
Bonds (BP Products North America, Inc. Proj.) Series 2015, 5%, tender 11/1/22 (a)(d)	30,990	33,635

TOTAL INDIANA		156,980

Iowa - 0.1%
Iowa Fin. Auth. Rev. Series A:
5% 5/15/43	1,410	1,457
5% 5/15/48	2,465	2,538

TOTAL IOWA		3,995

Kansas - 0.2%
Kansas Dev. Fin. Agcy. Series 2009:
5% 11/15/19	265	272
5% 11/15/19 (Escrowed to Maturity)	10	10
Kansas Dev. Fin. Auth. Health Facilities Rev.:
(Hayes Med. Ctr., Inc. Proj.) Series 2010 Q, 5% 5/15/20 (Pre-Refunded to 5/15/19 @ 100)	1,080	1,093
(KU Health Sys. Proj.) Series 2011 H, 5% 3/1/25	970	1,003
Wyandotte County/Kansas City Unified Govt. Util. Sys. Rev.:
Series 2012 A:
5% 9/1/23	995	1,091
5% 9/1/24	4,285	4,697
Series 2012 B, 5% 9/1/24	1,455	1,595
Series 2016 A:
5% 9/1/30	970	1,103
5% 9/1/32	1,115	1,262

TOTAL KANSAS		12,126

Kentucky - 2.3%
Kenton County Arpt. Board Arpt. Rev. Series 2016:
5% 1/1/25	800	912
5% 1/1/26	585	675
5% 1/1/29	1,555	1,771
5% 1/1/30	1,625	1,842
Kentucky Bond Dev. Corp. (Lexington Ctr. Corp. Proj.) Series 2018 A:
5% 9/1/26	1,745	2,024
5% 9/1/28	1,880	2,211
5% 9/1/30	520	601
Kentucky Econ. Dev. Fin. Auth. Hosp. Rev. Series 2015 A:
5% 6/1/25	1,725	1,904
5% 6/1/26	1,815	1,995
5% 6/1/27	1,910	2,090
5% 6/1/28	2,005	2,179
5% 6/1/29	2,105	2,279
5% 6/1/30	2,215	2,384
Kentucky Econ. Dev. Fin. Auth. Rev. Louisville Arena Auth., Inc. Series 2017 A, 5% 12/1/47 (FSA Insured)	1,485	1,592
Kentucky State Property & Buildings Commission Rev.:
(#106 Proj.) Series 2013 A, 5% 10/1/27	3,755	4,160
(Kentucky St Proj.) Series D, 5% 5/1/21	1,850	1,965
(Kentucky St Proj.):
Series D, 5% 5/1/26	1,180	1,346
Series D:
5% 5/1/27	970	1,116
5% 5/1/28	970	1,111
(Proj. No. 112) Series 2016 B, 5% 11/1/27	9,595	11,011
(Proj. No. 119) Series 2018:
5% 5/1/28	4,855	5,644
5% 5/1/29	565	653
5% 5/1/31	1,425	1,639
Series 2016 A:
5% 2/1/29	5,555	6,244
5% 2/1/30	5,670	6,342
5% 2/1/32	2,230	2,473
5% 2/1/33	2,770	3,063
Kentucky, Inc. Pub. Energy Bonds Series C1, 4%, tender 6/1/25 (a)	28,000	29,365
Louisville & Jefferson County:
Series 2013 A:
5.5% 10/1/33	2,430	2,714
5.75% 10/1/38	6,245	6,996
Series 2016 A:
5% 10/1/29	17,585	19,921
5% 10/1/32	3,230	3,607
Louisville/Jefferson County Metropolitan Gov. Series 2012 A:
5% 12/1/28	695	741
5% 12/1/30	720	764
Louisville/Jefferson County Metropolitan Govt. Poll. Cont. Rev. Bonds (Louisville Gas & Elec. Co. Proj.) Series 2003 A, 1.5%, tender 4/1/19 (a)	12,240	12,220

TOTAL KENTUCKY		147,554

Louisiana - 0.5%
Louisiana Pub. Facilities Auth. Hosp. Rev. (Franciscan Missionaries of Our Lady Health Sys. Proj.) Series 2009, 6.75% 7/1/39 (Pre-Refunded to 7/1/19 @ 100)	1,650	1,690
Louisiana Pub. Facilities Auth. Rev.:
(Tulane Univ. of Louisiana Proj.) Series 2016 A:
5% 12/15/22	1,260	1,396
5% 12/15/23	2,915	3,291
Series 2018 E:
5% 7/1/35	1,655	1,863
5% 7/1/36	1,795	2,012
Louisiana Stadium and Exposition District Series 2013 A, 5% 7/1/24	2,065	2,310
New Orleans Aviation Board Rev.:
(North Term. Proj.):
Series 2015 B:
5% 1/1/24 (d)	2,430	2,703
5% 1/1/25 (d)	2,915	3,282
5% 1/1/27 (d)	2,185	2,431
Series 2017 B:
5% 1/1/29 (d)	390	443
5% 1/1/31 (d)	730	820
5% 1/1/36 (d)	630	695
5% 1/1/37 (d)	485	533
Series 2017 D2:
5% 1/1/26 (d)	730	831
5% 1/1/29 (d)	485	551
5% 1/1/30 (d)	665	750
5% 1/1/32 (d)	1,495	1,672
5% 1/1/35 (d)	1,115	1,235
5% 1/1/38 (d)	570	625
New Orleans Gen. Oblig. Series 2012, 5% 12/1/20	3,110	3,276

TOTAL LOUISIANA		32,409

Maine - 0.2%
Maine Health & Higher Edl. Facilities Auth. Rev.:
(Eastern Maine Healthcare Systems Proj.) Series 2013, 5% 7/1/43	3,345	3,487
Series 2016 A:
4% 7/1/41	1,990	1,924
4% 7/1/46	2,765	2,623
5% 7/1/41	860	910
5% 7/1/46	585	617
Series 2017 D, 5.75% 7/1/38	645	647
Maine Tpk. Auth. Tpk. Rev. Series 2015:
5% 7/1/25	2,230	2,612
5% 7/1/27	1,940	2,235

TOTAL MAINE		15,055

Maryland - 2.2%
Baltimore Proj. Rev.:
Series 2017 C:
5% 7/1/28	3,465	4,089
5% 7/1/31	6,580	7,693
5% 7/1/33	6,635	7,700
Series 2017 D, 5% 7/1/33	5,630	6,499
Maryland Econ. Dev. Auth. Rev. (Ports America Chesapeake LLC. Proj.) Series 2017 A:
5% 6/1/23	1,435	1,580
5% 6/1/24	1,455	1,627
5% 6/1/25	1,455	1,643
5% 6/1/26	1,940	2,211
5% 6/1/27	1,310	1,507
5% 6/1/31	970	1,106
5% 6/1/32	970	1,098
Maryland Econ. Dev. Corp. (Purple Line Lt. Rail Proj.) Series 2016 D:
5% 3/31/30 (d)	1,215	1,323
5% 3/31/51 (d)	2,235	2,337
Maryland Econ. Dev. Corp. Poll. Cont. Rev. (Potomac Elec. Proj.) Series 2006, 6.2% 9/1/22	3,885	3,911
Maryland Gen. Oblig. Series 2017 B, 5% 8/1/25	56,030	66,114
Maryland Health & Higher Edl. Facilities Auth. Rev.:
(Doctors Cmnty. Hosp. Proj.) Series 2010, 5.75% 7/1/38 (Pre-Refunded to 7/1/20 @ 100)	7,530	7,961
(Univ. of Maryland Med. Sys. Proj.) Series 2010, 5.125% 7/1/39 (Pre-Refunded to 7/1/19 @ 100)	3,495	3,552
Series 2010, 5.625% 7/1/30 (Pre-Refunded to 7/1/20 @ 100)	2,330	2,459
Series 2013 A:
5% 7/1/24	1,210	1,323
5% 7/1/25	1,030	1,124
Series 2015:
5% 7/1/27	970	1,091
5% 7/1/28	1,260	1,409
5% 7/1/29	2,135	2,379
5% 7/1/31	970	1,072
Series 2016 A:
4% 7/1/42	1,410	1,391
5% 7/1/33	2,185	2,419
5% 7/1/34	1,600	1,763
5% 7/1/35	605	664
5% 7/1/36	1,700	1,856

TOTAL MARYLAND		140,901

Massachusetts - 1.6%
Braintree Gen. Oblig. Series 2009, 5% 5/15/20 (Pre-Refunded to 5/15/19 @ 100)	2,495	2,525
Massachusetts Bay Trans. Auth. Sales Tax Rev. Series 2015 A, 5% 7/1/45	1,535	1,703
Massachusetts Dev. Fin. Agcy. Rev.:
(Boston College Proj.) Series Q1, 5% 7/1/21	1,785	1,814
(Partners Healthcare Sys., Inc. Proj.):
Series 2017 S:
5% 7/1/24	3,885	4,452
5% 7/1/30	3,565	4,185
Series 2017, 5% 7/1/23	1,550	1,743
Bonds (Partners Healthcare Sys., Inc. Proj.) Series 2017 S-4, 5%, tender 1/25/24 (a)	11,290	12,756
Series 2013 A, 6.25% 11/15/28 (Pre-Refunded to 11/15/23 @ 100) (c)	4,580	5,290
Series 2015 D, 5% 7/1/44	4,715	5,013
Series 2016 A, 5% 7/15/22	2,165	2,400
Massachusetts Gen. Oblig.:
Series 2004 B, 5.25% 8/1/20	13,465	14,191
Series 2011 A, 5% 4/1/23 (Pre-Refunded to 4/1/21 @ 100)	9,710	10,388
Series 2016 B, 5% 7/1/22	2,950	3,261
Series C, 5% 4/1/23	17,445	19,625
Massachusetts Health & Edl. Facilities Auth. Rev. (Partners HealthCare Sys., Inc. Proj.) Series 2009 I3:
5% 7/1/20	7,285	7,403
5% 7/1/21 (Pre-Refunded to 7/1/19 @ 100)	4,565	4,638

TOTAL MASSACHUSETTS		101,387

Michigan - 3.4%
Clarkston Cmnty. Schools 5% 5/1/22	2,800	3,059
Detroit Downtown Dev. Auth. Tax:
Series 2018 A, 5% 7/1/36 (FSA Insured)	1,000	1,066
Series A, 5% 7/1/35 (FSA Insured)	1,200	1,283
Detroit Swr. Disp. Rev. Series 2006 D, 3 month U.S. LIBOR + 0.600% 2.205% 7/1/32 (a)(e)	5,360	5,115
Grand Rapids Pub. Schools:
Series 2016:
5% 5/1/30 (FSA Insured)	3,400	3,909
5% 5/1/31 (FSA Insured)	4,855	5,565
5% 5/1/32 (FSA Insured)	730	834
5% 5/1/33 (FSA Insured)	3,030	3,449
5% 5/1/27 (FSA Insured)	1,310	1,552
5% 5/1/29 (FSA Insured)	1,890	2,203
Kalamazoo Hosp. Fin. Auth. Hosp. Facilities Rev. Series 2016:
5% 5/15/27	3,275	3,723
5% 5/15/28	2,475	2,795
Kent County Bldg. Auth. Series 2005, 5.5% 6/1/22	3,310	3,680
Kent Hosp. Fin. Auth. Hosp. Facilities Rev. (Spectrum Health Sys. Proj.) Series 2011 A:
5% 11/15/20	970	1,023
5% 11/15/21	630	679
Michigan Bldg. Auth. Rev. (Facilities Prog.) Series 2016 I:
5% 10/15/34	16,710	19,126
5% 4/15/35	2,720	3,105
Michigan Fin. Auth. Rev.:
(Trinity Health Proj.) Series 2017:
5% 12/1/23	1,455	1,641
5% 12/1/24	1,700	1,950
5% 12/1/25	2,915	3,387
5% 12/1/26	1,270	1,493
5% 12/1/27	1,215	1,442
5% 12/1/28	1,940	2,295
Series 2012 A:
5% 6/1/21 (Escrowed to Maturity)	1,495	1,599
5% 6/1/27 (Pre-Refunded to 6/1/22 @ 100)	2,235	2,457
5% 6/1/39 (Pre-Refunded to 6/1/22 @ 100)	4,790	5,265
Series 2012:
5% 11/15/36	6,895	7,392
5% 11/15/42	1,515	1,614
Series 2013:
5% 8/15/28	5,425	6,008
5% 8/15/29	1,940	2,143
Series 2015 D1:
5% 7/1/27	415	472
5% 7/1/29	970	1,092
5% 7/1/31	1,165	1,300
5% 7/1/32	970	1,079
5% 7/1/33	825	916
Michigan Gen. Oblig. Series 2016, 5% 3/15/27	3,230	3,860
Michigan Hosp. Fin. Auth. Rev.:
(Trinity Health Proj.) Series 2008 C:
5% 12/1/24	1,455	1,669
5% 12/1/25	1,260	1,464
5% 12/1/26	1,940	2,280
5% 12/1/27	1,295	1,537
(Trinity Health Proj.) Series 2008 C, 5% 12/1/28	2,040	2,413
Bonds:
(Ascension Health Cr. Group Proj.) Series F5, 2.4%, tender 3/15/23 (a)	6,020	6,010
Series 2010 F3, 4%, tender 7/1/24 (a)	23,785	25,822
6.5% 12/1/33 (Pre-Refunded to 12/1/18 @ 100)	175	176
Michigan Strategic Fund Ltd. Oblig. Rev. Bonds:
Series 2008 ET2, 1.45%, tender 9/1/21 (a)	9,710	9,335
Series CC, 1.45%, tender 9/1/21 (a)	1,130	1,086
Michigan Trunk Line Fund Rev. Series 2005, 5.5% 11/1/20 (FSA Insured)	9,455	10,076
Portage Pub. Schools Series 2016:
5% 11/1/27	1,215	1,422
5% 11/1/29	3,080	3,570
Royal Oak Hosp. Fin. Auth. Hosp. Rev. Series 2014 D:
5% 9/1/22	970	1,066
5% 9/1/24	1,940	2,201
Warren Consolidated School District Series 2016:
5% 5/1/30	4,415	5,020
5% 5/1/31	4,660	5,285
5% 5/1/32	4,955	5,599
Wayne County Arpt. Auth. Rev.:
Series 2017 A:
5% 12/1/29	245	287
5% 12/1/30	380	442
5% 12/1/31	390	452
5% 12/1/36	535	609
Series 2017 B:
5% 12/1/29 (d)	685	789
5% 12/1/30 (d)	485	554
5% 12/1/31 (d)	525	597
5% 12/1/33 (d)	375	423
5% 12/1/36 (d)	810	904
Series 2017 C:
5% 12/1/22	1,940	2,152
5% 12/1/23	2,185	2,469
5% 12/1/24	2,305	2,647
5% 12/1/25	1,940	2,258
5% 12/1/26	1,455	1,713
5% 12/1/27	1,460	1,736

TOTAL MICHIGAN		213,634

Minnesota - 0.3%
Maple Grove Health Care Sys. Rev. Series 2015, 5% 9/1/26	1,940	2,166
Minnesota Agric. & Econ. Dev. Board Rev. (Essentia Health Obligated Group Proj.) Series 2008 C1:
5% 2/15/21 (Assured Guaranty Corp. Insured)	4,045	4,184
5% 2/15/22 (Assured Guaranty Corp. Insured)	5,475	5,658
Northern Muni. Pwr. Agcy. Elec. Sys. Rev. Series 2010 A1:
5% 1/1/19	3,995	3,995
5% 1/1/20	4,370	4,505
Saint Paul Hsg. & Redev. Auth. Hosp. Rev. (HealthEast Care Sys. Proj.) Series 2015 A, 5% 11/15/40 (Pre-Refunded to 11/15/25 @ 100)	1,410	1,654

TOTAL MINNESOTA		22,162

Mississippi - 0.1%
Mississippi Gen. Oblig. Series 2017 A, 5% 10/1/30	5,340	6,318
Missouri - 0.5%
Cape Girardeau County Indl. Dev. Auth.:
( Southeast Hosp. Proj.) Series 2017 A, 5% 3/1/27	970	1,093
(Southeast Hosp. Proj.) Series 2017 A, 5% 3/1/36	1,215	1,314
Kansas City Santn Swr. Sys. R Series 2018 B:
5% 1/1/24	660	753
5% 1/1/29	550	661
5% 1/1/31	415	492
5% 1/1/34	380	442
Missouri Dev. Fin. Board Infrastructure Facilities Rev. (City of Branson-Branson Landing Proj.) Series 2005 A, 6% 6/1/20	385	396
Missouri Envir. Impt. & Energy Resources Auth. Wtr. Poll. Cont. & Drinking Wtr. Rev. 5.125% 1/1/20	360	361
Missouri Health & Edl. Facilities Auth. Edl. Facilities Rev. Series 2015 B:
4% 2/1/40	680	690
5% 2/1/30	2,395	2,708
5% 2/1/32	2,645	2,967
5% 2/1/36	2,145	2,379
5% 2/1/45	3,495	3,803
Missouri Health & Edl. Facilities Rev. Series 2016:
5% 5/15/29	970	1,104
5% 5/15/30	970	1,097
5% 5/15/31	970	1,091
5% 5/15/36	2,915	3,227
Saint Louis County Indl. Dev. Auth. Sr. Living Facilities Rev. Series 2018 A:
5% 9/1/38	1,800	1,805
5.125% 9/1/48	3,170	3,173

TOTAL MISSOURI		29,556

Montana - 0.2%
Montana Facility Fin. Auth. Rev. Series 2016:
5% 2/15/21	1,215	1,288
5% 2/15/22	1,260	1,368
5% 2/15/23	1,990	2,203
5% 2/15/24	2,080	2,344
5% 2/15/25	1,940	2,219
5% 2/15/26	3,105	3,588

TOTAL MONTANA		13,010

Nebraska - 0.2%
Nebraska Pub. Pwr. District Rev. Series 2016 B:
5% 1/1/31	3,885	4,462
5% 1/1/34	4,235	4,817
5% 1/1/36	5,135	5,792

TOTAL NEBRASKA		15,071

Nevada - 1.0%
Carson City Hosp. Rev. (Carson Tahoe Hosp. Proj.):
Series 2017 5% 9/1/32	725	803
Series 2017:
5% 9/1/24	730	818
5% 9/1/28	445	506
5% 9/1/30	730	818
5% 9/1/34	740	810
Clark County Arpt. Rev. Series 2017 C, 5% 7/1/21 (d)	9,460	10,083
Clark County Poll. Cont. Rev. Bonds Series 2010, 1.875%, tender 4/1/20 (a)	11,655	11,515
Clark County School District:
Series 2016 A:
5% 6/15/21	2,575	2,749
5% 6/15/23	2,250	2,504
Series 2017 A, 5% 6/15/25	5,770	6,606
Las Vegas Valley Wtr. District Wtr. Impt. Gen. Oblig.:
Series 2012 B:
5% 6/1/22	970	1,069
5% 6/1/23	1,940	2,134
5% 6/1/24	1,940	2,128
5% 6/1/25	1,020	1,116
Series 2016 A:
5% 6/1/32	2,815	3,247
5% 6/1/33	4,855	5,583
5% 6/1/34	5,145	5,894
Nevada Gen. Oblig.:
Series 2012 B, 5% 8/1/21	1,355	1,461
Series 2013 D1, 5% 3/1/25	2,745	3,062

TOTAL NEVADA		62,906

New Hampshire - 0.6%
New Hampshire Health & Ed. Facilities Auth.:
(Partners Healthcare Sys., Inc. Proj.) Series 2017:
5% 7/1/24	1,335	1,530
5% 7/1/30	2,360	2,770
Series 2017 B, 4.125% 7/1/24 (c)	1,755	1,758
Series 2017 C, 3.5% 7/1/22 (c)	580	580
New Hampshire Health & Ed. Facilities Auth. Rev.:
Series 2012:
4% 7/1/22	1,310	1,383
5% 7/1/26	1,245	1,346
Series 2013 A, 5% 10/1/43	2,360	2,527
Series 2016:
4% 10/1/38	800	785
5% 10/1/26	4,560	5,159
5% 10/1/27	4,860	5,470
5% 10/1/28	1,940	2,168
5% 10/1/30	7,070	7,824
New Hampshire Tpk. Sys. Rev. Series 2012 B:
5% 2/1/22	2,185	2,379
5% 2/1/23	2,150	2,335
5% 2/1/24	1,725	1,870

TOTAL NEW HAMPSHIRE		39,884

New Jersey - 3.3%
Bayonne Gen. Oblig. Series 2016:
5% 7/1/31 (Build America Mutual Assurance Insured)	1,430	1,607
5% 7/1/32 (Build America Mutual Assurance Insured)	970	1,087
5% 7/1/33 (Build America Mutual Assurance Insured)	970	1,082
Camden County Impt. Auth. Health Care Redev. Rev. Series 2014 A:
5% 2/15/24	1,940	2,171
5% 2/15/25	970	1,080
New Jersey Ctfs. of Prtn. Series 2009 A:
5.25% 6/15/20 (Pre-Refunded to 6/15/19 @ 100)	3,690	3,748
5.25% 6/15/21 (Pre-Refunded to 6/15/19 @ 100)	4,370	4,439
5.25% 6/15/22 (Pre-Refunded to 6/15/19 @ 100)	10,280	10,441
New Jersey Econ. Dev. Auth. Rev.:
(Provident Montclair Proj.) Series 2017:
5% 6/1/25 (FSA Insured)	975	1,106
5% 6/1/27 (FSA Insured)	1,360	1,568
5% 6/1/28 (FSA Insured)	1,940	2,217
5% 6/1/29 (FSA Insured)	1,455	1,656
Series 2012 II, 5% 3/1/21	7,380	7,753
Series 2013 I, 5.5% 9/1/19 (Escrowed to Maturity)	4,260	4,361
Series 2013:
5% 3/1/23	9,030	9,794
5% 3/1/24	12,430	13,436
5% 3/1/25	1,360	1,465
Series 2015 XX, 5% 6/15/26	19,420	21,395
New Jersey Econ. Dev. Auth. Spl. Facilities Rev. (Port Newark Container Term. LLC. Proj.):
Series 2017:
5% 10/1/24 (d)	2,000	2,204
5% 10/1/25 (d)	2,750	3,050
Series 2017, 5% 10/1/37 (d)	6,230	6,638
New Jersey Edl. Facility Series 2016 A, 5% 7/1/29	1,820	2,038
New Jersey Gen. Oblig. Series Q, 5% 8/15/19	3,690	3,761
New Jersey Health Care Facilities Fing. Auth. Rev.:
Series 2016 A:
5% 7/1/21	285	303
5% 7/1/22	770	837
5% 7/1/23	2,940	3,251
5% 7/1/24	790	885
5% 7/1/25	855	968
5% 7/1/26	285	325
5% 7/1/27	425	483
5% 7/1/28	1,265	1,427
5% 7/1/28	440	512
5% 7/1/28	1,185	1,337
5% 7/1/33	1,465	1,660
Series 2016, 5% 7/1/41	3,665	3,895
New Jersey Higher Ed. Student Assistance Auth. Student Ln. Rev.:
Series 2017 1A:
5% 12/1/22 (d)	1,285	1,397
5% 12/1/24 (d)	3,400	3,807
Series 2017 1B, 5% 12/1/21 (d)	1,365	1,459
New Jersey Tpk. Auth. Tpk. Rev.:
Bonds Series 2017 C5, 1 month U.S. LIBOR + 0.046% 2.104%, tender 1/1/21 (a)(e)	18,725	18,725
Series 2017 C1, 1 month U.S. LIBOR + 0.340% 1.984% 1/1/21 (a)(e)	2,090	2,086
New Jersey Trans. Trust Fund Auth.:
Series 2003 B. 5.25% 12/15/19	2,945	3,025
Series 2012 AA:
5% 6/15/23	7,285	7,831
5% 6/15/24	11,655	12,473
Series 2014 AA:
5% 6/15/25	12,140	13,333
5% 6/15/26	7,285	7,959
Series 2016 A, 5% 6/15/27	14,620	16,393

TOTAL NEW JERSEY		212,468

New Mexico - 0.2%
Farmington Poll. Cont. Rev. Bonds (Southern California Edison Co. Four Corners Proj.) Series 2005 A, 1.875%, tender 4/1/20 (a)	11,470	11,333
New York - 4.7%
Dorm. Auth. New York Univ. Rev. Series 2016 A:
5% 7/1/23	1,090	1,220
5% 7/1/25	2,430	2,811
Dutchess County Local Dev. Corp. Rev. (Health Quest Systems, Inc. Proj.) Series 2010 A:
5% 7/1/20 (Assured Guaranty Corp. Insured) (FSA Insured)	1,040	1,088
5.75% 7/1/40	970	1,029
Hudson Yards Infrastructure Corp. New York Rev. Series 2017 A:
5% 2/15/32	3,885	4,508
5% 2/15/35	7,285	8,350
Long Island Pwr. Auth. Elec. Sys. Rev.:
Series 2008 A, 6% 5/1/33 (Pre-Refunded to 5/1/19 @ 100)	5,825	5,907
Series 2016 B:
5% 9/1/22	1,940	2,146
5% 9/1/23	1,455	1,646
5% 9/1/24	1,310	1,506
MTA Hudson Rail Yards Trust Oblig. Series 2016 A:
5% 11/15/51	12,380	13,062
5% 11/15/56	11,925	12,669
New York City Gen. Oblig.:
Series 2014 J, 5% 8/1/22	2,990	3,304
Series 2015 A, 5% 8/1/22	1,985	2,193
Series 2015 C, 5% 8/1/27	2,965	3,415
Series 2016 A, 5% 8/1/22	4,390	4,850
New York City Transitional Fin. Auth. Bldg. Aid Rev. Series 2009 S3, 5.25% 1/15/34	12,820	12,836
New York City Transitional Fin. Auth. Rev.:
Series 2003 B:
4% 2/1/21	4,855	5,074
5% 2/1/21	3,410	3,633
Series 2012 A, 5% 11/1/21	5,300	5,764
Series 2018 C2, 5% 5/1/32	9,175	10,838
Series 2019 B1:
5% 8/1/34	3,300	3,873
5% 8/1/35	8,400	9,827
Series B:
5% 11/1/20	25,825	26,509
5% 11/1/20 (Pre-Refunded to 11/1/19 @ 100)	10,295	10,569
New York Dorm. Auth. Mental Health Svcs. Facilities Impt. Rev. Series 2012 A, 5% 5/15/23	12,970	14,239
New York Dorm. Auth. Personal Income Tax Rev.:
(Ed. Proj.) Series 2008 B, 5.75% 3/15/36 (Pre-Refunded to 3/15/19 @ 100)	2,525	2,546
Series 2010 A, 5% 2/15/20 (Escrowed to Maturity)	5	5
Series 2016 A, 5% 2/15/19 (Escrowed to Maturity)	5	5
Series 2016 B, 5% 2/15/20	10	10
New York Dorm. Auth. Revs. Series 2009 A:
5% 7/1/20	4,855	4,937
5% 7/1/21	11,980	12,162
New York Metropolitan Trans. Auth. Rev.:
Bonds Series 2018 A, 5%, tender 11/15/20 (a)	25,820	27,130
Series 2003 B, 5.25% 11/15/19 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	7,660	7,881
Series 2017 C-2, 0% 11/15/33	9,795	5,704
New York State Dorm. Auth.:
Series 2, 5% 2/15/20	2,900	3,003
Series 2010 A:
5% 2/15/19	5	5
5% 2/15/19	960	964
New York Thruway Auth. Second Gen. Hwy. & Bridge Trust Fund:
Series 2010 A, 5% 4/1/23 (Pre-Refunded to 4/1/20 @ 100)	7,960	8,276
Series 2011 A, 5% 4/1/19	1,940	1,956
Series 2011 A1, 5% 4/1/20	2,155	2,241
Series 2011 A2, 5% 4/1/21	1,940	2,075
New York Trans. Dev. Corp.:
(Laguardia Arpt. Term. Redev. Proj.) Series 2016 A, 5% 7/1/41 (d)	8,155	8,595
Series 2016 A, 5.25% 1/1/50 (d)	13,305	14,138
New York Urban Dev. Corp. Rev.:
Gen. Oblig. (New York State Gen. Oblig. Proj.) Series 2017 A, 5% 3/15/32	2,745	3,185
Series 2011 A, 5% 3/15/22	7,385	7,879
Series 2017 A, 5% 3/15/22	2,215	2,429
Triborough Bridge & Tunnel Auth. Revs. Series 2013 A:
5% 11/15/23	2,915	3,326
5% 11/15/24	3,885	4,415

TOTAL NEW YORK		295,733

North Carolina - 0.7%
Nash Health Care Sys. Health Care Facilities Rev. Series 2012, 5% 11/1/41	3,340	3,510
North Carolina Cap. Facilities Fin. Agcy. Rev. Bonds (Republic Svcs., Inc. Proj.) Series 2013, 2.35%, tender 3/15/19 (a)(d)	3,690	3,689
North Carolina Eastern Muni. Pwr. Agcy. Pwr. Sys. Rev. Series 2009 B, 5% 1/1/20 (Pre-Refunded to 1/1/19 @ 100)	2,050	2,050
North Carolina Grant Anticipation Rev. Series 2017:
5% 3/1/22	11,015	12,022
5% 3/1/23	9,715	10,844
North Carolina Med. Care Cmnty. Health Series 2017:
5% 10/1/35	485	500
5% 10/1/36	260	268
North Carolina Med. Care Commission Hosp. Rev. (North Carolina Baptist Hosp. Proj.) Series 2010:
5% 6/1/21	5,825	6,068
5% 6/1/22	3,885	4,047
North Carolina Muni. Pwr. Agcy. #1 Catawba Elec. Rev. Series 2009 A:
5% 1/1/30	475	476
5% 1/1/30 (Pre-Refunded to 1/1/19 @ 100)	1,175	1,175

TOTAL NORTH CAROLINA		44,649

Ohio - 1.4%
Allen County Hosp. Facilities Rev. Bonds (Mercy Health) Series 2017 B, 5%, tender 5/5/22 (a)	2,670	2,921
American Muni. Pwr., Inc. Rev.:
(Amp Freemont Energy Ctr. Proj.):
Series 2012 B:
5% 2/15/22	1,945	2,117
5% 2/15/23 (Pre-Refunded to 2/15/22 @ 100)	2,110	2,303
Series 2012:
5% 2/15/21	1,455	1,546
5% 2/15/24 (Pre-Refunded to 2/15/22 @ 100)	1,940	2,117
Series 2012 B:
5% 2/15/42	1,365	1,450
5% 2/15/42 (Pre-Refunded to 2/15/22 @ 100)	390	426
Cleveland Arpt. Sys. Rev. Series 2016 A:
5% 1/1/26 (FSA Insured)	970	1,103
5% 1/1/28 (FSA Insured)	1,480	1,665
5% 1/1/29 (FSA Insured)	2,165	2,426
5% 1/1/30 (FSA Insured)	1,940	2,166
Cleveland Wtr. Rev. Series 2012 A:
5% 1/1/26 (Pre-Refunded to 1/1/22 @ 100)	1,215	1,324
5% 1/1/27 (Pre-Refunded to 1/1/22 @ 100)	1,455	1,586
Columbus City School District 5% 12/1/32	1,770	2,040
Fairfield County Hosp. Facilities Rev. (Fairfield Med. Ctr. Proj.) Series 2013:
5% 6/15/25	2,395	2,588
5% 6/15/26	2,515	2,708
5% 6/15/27	2,640	2,834
5% 6/15/28	2,770	2,963
Franklin County Hosp. Facilities Rev. Series 2016 C:
5% 11/1/25	1,940	2,265
5% 11/1/26	2,040	2,410
Lake County Hosp. Facilities Rev. Series 2015, 5% 8/15/27	2,195	2,481
Lucas County Hosp. Rev. (ProMedica Healthcare Oblig. Group Proj.) Series 2011 A, 6.5% 11/15/37 (Pre-Refunded to 11/15/21 @ 100)	4,465	5,029
Muskingum County Hosp. Facilities:
(Genesis Healthcare Sys. Obligated Group Proj.) Series 2013, 5% 2/15/27	5,715	6,012
Series 2013, 5% 2/15/20	1,160	1,185
Ohio Bldg. Auth.:
(Administrative Bldg. Fund Proj.) Series 2009 B, 5% 10/1/21	3,010	3,081
(Adult Correctional Bldg. Fund Proj.) Series 2009 B:
5% 10/1/21	4,835	4,949
5% 10/1/22	1,940	1,986
5% 10/1/23	2,915	2,984
Ohio Higher Edl. Facility Commission Rev. (Univ. Hosp. Health Sys. Proj.) Series 2010 A, 5.25% 1/15/21	4,650	4,807
Ohio Hosp. Facilities Rev. Series 2017 A:
5% 1/1/27	2,470	2,927
5% 1/1/29	4,855	5,810
Ohio Tpk. Commission Tpk. Rev. (Infrastructure Proj.) Series 2005 A, 0% 2/15/42	11,265	4,489
Scioto County Hosp. Facilities Rev. Series 2016, 5% 2/15/29	2,250	2,550
Wood County Hosp. Facilities Rev. (Wood County Hosp. Assoc. Proj.) Series 2012:
5% 12/1/32	690	720
5% 12/1/42	875	899

TOTAL OHIO		90,867

Oklahoma - 0.9%
Canadian Cny Edl. Facilities Auth. (Mustang Pub. Schools Proj.) Series 2017, 5% 9/1/26	2,015	2,357
Grand River Dam Auth. Rev. Series 2014 A:
5% 6/1/27	1,165	1,323
5% 6/1/28	1,455	1,647
Oklahoma City Pub. Property Auth. Hotel Tax Rev. Series 2015:
5% 10/1/25	1,020	1,186
5% 10/1/26	1,455	1,683
5% 10/1/27	1,155	1,335
Oklahoma Dev. Fin. Auth. Health Sys. Rev. (OU Medicine Proj.) Series 2018 B:
5% 8/15/27	970	1,108
5% 8/15/28	970	1,114
5% 8/15/29	410	467
5% 8/15/33	1,070	1,183
Oklahoma Dev. Fin. Auth. Rev. (Saint John Health Sys. Proj.) Series 2012:
5% 2/15/23 (Pre-Refunded to 2/15/22 @ 100)	3,010	3,285
5% 2/15/42 (Pre-Refunded to 2/15/22 @ 100)	6,975	7,613
Oklahoma Pwr. Auth. Pwr. Supply Sys. Rev.:
Series 2010 A:
5% 1/1/21 (FSA Insured)	3,885	4,006
5% 1/1/22 (FSA Insured)	12,095	12,454
Series 2014 A:
5% 1/1/26	1,650	1,890
5% 1/1/27	5,825	6,659
5% 1/1/28	1,940	2,213
5% 1/1/29	1,525	1,736
Series 2014 B, 5% 1/1/27	2,085	2,383

TOTAL OKLAHOMA		55,642

Oregon - 0.1%
Clackamas County Hosp. Facility Auth. (Willamette View Proj.) Series 2017 B, 3% 11/15/22	735	735
Washington, Multnomah & Yamhill County School District #1J Series 2017, 5% 6/15/30	2,915	3,452

TOTAL OREGON		4,187

Pennsylvania - 3.6%
Erie County Hosp. Auth. Rev. (Saint Vincent Health Ctr. Proj.) Series 2010 A, 7% 7/1/27 (Pre-Refunded to 7/1/20 @ 100)	7,350	7,894
Lehigh County Indl. Dev. Auth. Poll. Cont. Rev. Bonds:
(PPL Elec. Utils. Corp. Proj.) Series 2016 A, 1.8%, tender 9/1/22 (a)	4,210	4,079
Series B, 1.8%, tender 8/15/22 (a)	5,600	5,427
Monroeville Fin. Auth. UPMC Rev. Series 2012, 5% 2/15/26	3,205	3,720
Montgomery County Higher Ed. & Health Auth. Hosp. Rev. (Abington Memorial Hosp. Proj.) Series 1993 A, 6% 6/1/22 (AMBAC Insured)	3,815	4,202
Montgomery County Higher Ed. & Health Auth. Rev.:
Series 2014 A, 5% 10/1/23	330	361
Series 2016 A:
5% 10/1/28	1,385	1,563
5% 10/1/29	1,495	1,680
5% 10/1/32	4,670	5,171
5% 10/1/36	7,560	8,232
5% 10/1/40	3,490	3,744
Northampton County Gen. Purp. Auth. Hosp. Rev. (St. Luke's Univ. Health Network Proj.) Series 2018 A, 4% 8/15/48	2,485	2,493
Pennsylvania Econ. Dev. Auth. Governmental Lease (Forum Place Proj.) Series 2012:
5% 3/1/21	3,025	3,180
5% 3/1/22	1,940	2,077
Pennsylvania Econ. Dev. Fin. Auth. Unemployment Compensation Rev. Series 2012 B, 5% 7/1/21	1,390	1,390
Pennsylvania Econ. Dev. Fing. Auth. Solid Waste Disp. Rev. Bonds:
(Republic Svcs., Inc. Proj.) Series 2010 A, 2.05%, tender 1/2/19 (a)(d)	4,600	4,600
(Waste Mgmt., Inc. Proj.) Series 2013, 2.15%, tender 2/1/19 (a)(d)	13,100	13,097
(Waste Mgmt., Inc. Proj.) Series 2017 A, 1.7%, tender 8/3/20 (a)(d)	5,545	5,465
Pennsylvania Gen. Oblig.:
Series 2011, 5% 7/1/21	2,040	2,189
Series 2013, 5% 10/15/27	9,710	10,775
Series 2014, 5% 7/1/23	1,500	1,679
Series 2015 1, 5% 3/15/31	3,615	4,065
Series 2016, 5% 9/15/29	27,190	31,388
Pennsylvania Higher Edl. Facilities Auth. Rev.:
(Univ. of Penn Health Systems Proj.):
Series 2017 A:
5% 8/15/28	1,215	1,430
5% 8/15/30	2,090	2,429
Series 2017, 5% 8/15/27	1,165	1,391
(Univ. of Pennsylvania Health Sys. Proj.) Series 2009 A, 5.25% 8/15/21 (Pre-Refunded to 8/15/19 @ 100)	2,040	2,084
Pennsylvania Pub. School Bldg. Auth. School Rev. (The School District of Harrisburg Proj.) Series 2016 A:
5% 12/1/28 (FSA Insured)	6,100	7,032
5% 12/1/33 (FSA Insured)	4,300	4,863
Pennsylvania Tpk. Commission Tpk. Rev.:
Series 2013 A2:
5% 12/1/28	1,215	1,421
5% 12/1/33	1,215	1,381
Series 2017 A1:
5% 12/1/22	485	538
5% 12/1/23	535	604
5% 12/1/29	1,455	1,680
5% 12/1/34	970	1,098
Philadelphia Arpt. Rev. Series 2017 B:
5% 7/1/30 (d)	1,720	1,960
5% 7/1/31 (d)	2,430	2,759
Philadelphia Gas Works Rev. Series 15:
5% 8/1/23	970	1,082
5% 8/1/24	730	827
5% 8/1/25	775	889
Philadelphia Gen. Oblig. Series 2015 B:
5% 8/1/27	2,915	3,298
5% 8/1/29	10,165	11,428
5% 8/1/30	10,705	11,995
5% 8/1/31	11,280	12,603
Philadelphia School District Series 2010 C:
5% 9/1/20	13,595	14,214
5% 9/1/21	5,825	6,068
Pittsburgh School District Series 2010 A:
5% 9/1/19 (FSA Insured)	1,455	1,485
5% 9/1/20 (FSA Insured)	970	1,020
State Pub. School Bldg. Auth. Lease Rev. (Philadelphia School District Proj.) Series 2015 A, 5% 6/1/26	1,345	1,515

TOTAL PENNSYLVANIA		225,565

Rhode Island - 0.5%
Rhode Island Health & Edl. Bldg. Corp. Higher Ed. Facilities Rev.:
Series 2016 B:
5% 9/1/31	6,625	7,112
5% 9/1/36	320	337
Series 2016, 5% 5/15/39	5,475	5,897
Rhode Island Health & Edl. Bldg. Corp. Pub. Schools Rev. Series 2015, 5% 5/15/25 (FSA Insured)	7,985	9,178
Rhode Island Student Ln. Auth. Student Ln. Rev. Series A, 3.5% 12/1/34 (d)	3,665	3,685
Tobacco Setlement Fing. Corp. Series 2015 A:
5% 6/1/27	1,770	1,938
5% 6/1/28	2,330	2,519

TOTAL RHODE ISLAND		30,666

South Carolina - 1.6%
Beaufort-Jasper Wtr. & Swr. Sys. Series 2016 B:
5% 3/1/22	970	1,062
5% 3/1/24	970	1,110
5% 3/1/25	970	1,131
Scago Edl. Facilities Corp. for Colleton School District (School District of Colleton County Proj.) Series 2015:
5% 12/1/27	3,885	4,413
5% 12/1/29	3,155	3,552
South Carolina Jobs-Econ. Dev. Auth.:
(Anmed Health Proj.) Series 2016:
5% 2/1/22	2,135	2,311
5% 2/1/24	970	1,090
5% 2/1/26	1,650	1,902
(Anmed Heath Proj.) Series 2016, 5% 2/1/25	1,700	1,938
South Carolina Jobs-Econ. Dev. Auth. Econ. Dev. Rev. (Bon Secours Health Sys. Proj.) Series 2013, 5% 11/1/28 (Pre-Refunded to 11/1/22 @ 100)	3,100	3,428
South Carolina Ports Auth. Ports Rev. Series 2018:
5% 7/1/28 (d)	2,235	2,649
5% 7/1/30 (d)	4,790	5,589
South Carolina Pub. Svc. Auth. Rev.:
Series 2013 E, 5.5% 12/1/53	6,335	6,746
Series 2014 A:
5% 12/1/49	12,620	13,147
5.5% 12/1/54	17,285	18,474
Series 2014 C:
5% 12/1/25	3,885	4,339
5% 12/1/26	3,885	4,312
5% 12/1/27	3,010	3,318
5% 12/1/46	3,540	3,706
Series 2016 B:
5% 12/1/35	6,250	6,825
5% 12/1/36	9,280	10,094
South Carolina Trans. Infrastructure Bank Rev. Series 2016 A, 5% 10/1/25	1,645	1,924

TOTAL SOUTH CAROLINA		103,060

South Dakota - 0.1%
South Dakota Health & Edl. Facilities Auth. Rev.:
(Avera Health Proj.) Series 2017, 5% 7/1/23	970	1,088
Series 2014 B:
5% 11/1/24	1,200	1,376
5% 11/1/25	1,175	1,336
5% 11/1/26	195	221
Series 2017:
5% 7/1/24	435	497
5% 7/1/27	365	431
5% 7/1/33	1,700	1,931
5% 7/1/35	1,360	1,530

TOTAL SOUTH DAKOTA		8,410

Tennessee - 0.6%
Greeneville Health & Edl. Facilities Board Series 2018 A:
5% 7/1/29	970	1,129
5% 7/1/30	1,165	1,346
Johnson City Health & Edl. Hosp. Rev. Series 2010 A, 6.5% 7/1/38 (Pre-Refunded to 7/1/20 @ 100)	3,780	4,034
Knox County Health Edl. & Hsg. Facilities Board Rev.:
Series 2016:
5% 9/1/22	1,170	1,260
5% 9/1/24	995	1,100
Series 2017:
5% 4/1/24	970	1,067
5% 4/1/25	1,315	1,461
Memphis-Shelby County Arpt. Auth. Arpt. Rev. Series 2010 B, 5.625% 7/1/20 (d)	4,855	5,107
Tennessee Energy Acquisition Corp. Bonds:
(Gas Rev. Proj.) Series A, 4%, tender 5/1/23 (a)	11,735	12,193
Series 2018, 4%, tender 11/1/49	10,670	11,189

TOTAL TENNESSEE		39,886

Texas - 12.7%
Arlington Spl. Tax Rev. Series 2018 C, 5% 2/15/45	2,955	3,086
Austin Arpt. Sys. Rev. Series 2014, 5% 11/15/29 (d)	2,690	3,005
Austin Cmnty. College District Rev. (Convention Ctr. Proj.) Series 2002, 0% 2/1/22 (AMBAC Insured)	1,295	1,211
Austin Elec. Util. Sys. Rev. Series 2012 A, 5% 11/15/23	1,455	1,615
Brownsville Independent School District Series 2017, 4% 8/15/22	4,000	4,272
Central Reg'l. Mobility Auth.:
Series 2015 A:
5% 1/1/31	1,165	1,290
5% 1/1/32	970	1,069
5% 1/1/34	1,940	2,125
5% 1/1/40	5,340	5,763
Series 2016:
5% 1/1/31	2,305	2,568
5% 1/1/32	4,855	5,383
5% 1/1/35	3,240	3,560
5% 1/1/36	1,580	1,730
Cypress-Fairbanks Independent School District:
Bonds:
Series 2014 B2, 1.4%, tender 8/17/20 (a)	5,545	5,486
Series 2014 B3, 1.4%, tender 8/17/20 (a)	6,005	5,941
Series 2014 C, 5% 2/15/44	3,025	3,317
Series 2016:
5% 2/15/22	4,855	5,296
5% 2/15/23	4,855	5,416
5% 2/15/24	24,410	27,789
5% 2/15/25	20,810	24,127
5% 2/15/27	3,475	4,078
Dallas Area Rapid Transit Sales Tax Rev. Series 2007, 5.25% 12/1/29	7,135	8,913
Dallas County Util. and Reclamation District Series 2013, 5% 2/15/24	6,130	6,943
Dallas Fort Worth Int'l. Arpt. Rev.:
Series 2009 A, 5% 11/1/19	970	995
Series 2014 B:
5% 11/1/26 (d)	2,920	3,173
5% 11/1/27 (d)	1,245	1,349
5% 11/1/28 (d)	2,765	2,987
5% 11/1/30 (d)	5,280	5,677
5% 11/1/31 (d)	11,155	11,972
5% 11/1/32 (d)	14,110	15,117
5% 11/1/33 (d)	9,710	10,385
5% 11/1/34 (d)	2,295	2,450
Dallas Gen. Oblig.:
Series 2012, 5% 2/15/23	4,295	4,665
Series 2014, 5% 2/15/24	5,770	6,557
Dallas Independent School District Bonds Series 2016:
5%, tender 2/15/22 (a)	60	65
5%, tender 2/15/22 (a)	3,570	3,881
Denton Independent School District Series 2016, 0% 8/15/25	2,770	2,373
Fort Bend Independent School District Bonds:
Series C, 1.35%, tender 8/1/20 (a)	3,025	2,991
Series D, 1.5%, tender 8/1/21 (a)	5,450	5,352
Fort Worth Independent School District:
Series 2015, 5% 2/15/22	2,760	3,017
Series 2016, 5% 2/15/26	3,530	4,162
Frisco Independent School District Series 2009, 5.375% 8/15/39 (Assured Guaranty Corp. Insured)	2,500	2,548
Grand Parkway Trans. Corp.:
Bonds Series 2018 B, 5%, tender 10/1/23 (a)	40,590	45,488
Series 2013 B:
5% 4/1/53	1,130	1,213
5.25% 10/1/51	2,430	2,664
5.5% 4/1/53	5,730	6,274
Series 2013 C, 5.125% 10/1/43	2,430	2,610
Series 2018 A:
5% 10/1/31	4,965	5,849
5% 10/1/32	4,210	4,937
5% 10/1/33	6,420	7,500
5% 10/1/34	4,855	5,646
Harris County Gen. Oblig. Series 2012 C:
5% 8/15/24	1,045	1,147
5% 8/15/25	3,750	4,110
Houston Arpt. Sys. Rev.:
Series 2011 A, 5% 7/1/20 (d)	7,770	8,107
Series 2012 A, 5% 7/1/23 (d)	2,330	2,525
Series 2018 A:
5% 7/1/26 (d)	1,635	1,893
5% 7/1/27 (d)	2,050	2,397
5% 7/1/28 (d)	970	1,143
Series 2018 B:
5% 7/1/28	3,110	3,740
5% 7/1/29	12,140	14,487
5% 7/1/30	6,385	7,561
Houston Gen. Oblig. Series 2017 A:
5% 3/1/23	2,095	2,342
5% 3/1/24	9,710	11,070
5% 3/1/25	4,080	4,732
Houston Util. Sys. Rev.:
Series 2014 C, 5% 5/15/28	2,525	2,862
Series 2016 B, 5% 11/15/33	2,330	2,677
Irving Hosp. Auth. Hosp. Rev. Series 2017 A:
5% 10/15/24	485	548
5% 10/15/26	680	782
5% 10/15/27	485	554
5% 10/15/29	630	710
5% 10/15/31	990	1,103
5% 10/15/35	1,425	1,560
5% 10/15/36	965	1,052
5% 10/15/39	1,215	1,313
5% 10/15/44	1,440	1,545
Love Field Arpt. Modernization Rev. Series 2015:
5% 11/1/30 (d)	1,360	1,520
5% 11/1/31 (d)	3,070	3,420
Lower Colorado River Auth. Rev.:
(LCRA Transmission Svcs. Corp. Proj.) Series 2018:
5% 5/15/32	4,565	5,306
5% 5/15/34	2,430	2,801
5% 5/15/36	2,430	2,777
Series 2015 B:
5% 5/15/25	6,615	7,637
5% 5/15/27	2,915	3,349
5% 5/15/28	2,845	3,263
5% 5/15/29	8,255	9,431
Series 2015 D:
5% 5/15/22	825	903
5% 5/15/23	680	759
5% 5/15/24	1,185	1,342
5% 5/15/26	1,360	1,559
Midway Independent School District Series 2000, 0% 8/15/19	1,360	1,344
Mission Econ. Dev. Corp. Solid Waste Disp. Rev. Bonds (Republic Svcs., Inc. Proj.) Series 2008 A, 2.15%, tender 2/1/19 (a)(d)	9,600	9,598
New Hope Cultural Ed. Facilities Finc (Childrens Med. Ctr. of Dallas) Series 2017 A:
5% 8/15/24	1,960	2,244
5% 8/15/25	2,430	2,824
5% 8/15/26	1,505	1,770
5% 8/15/27	1,565	1,859
5% 8/15/30	2,330	2,724
Newark Higher Ed. Fin. Corp. (Abilene Christian Univ. Proj.) Series 2016 A:
5% 4/1/27	2,135	2,426
5% 4/1/28	1,395	1,575
North East Texas Independent School District Bonds Series 2013 B, 1.42%, tender 8/1/21 (a)	4,125	4,046
North Harris County Reg'l. Wtr. Auth. Series 2013:
4% 12/15/23	995	1,062
4% 12/15/24	1,770	1,883
North Texas Tollway Auth. Rev.:
(Sr. Lien Proj.) Series 2017 A:
5% 1/1/30	1,240	1,417
5% 1/1/33	1,280	1,465
(Sub Lien Proj.) Series 2017 B:
5% 1/1/30	470	536
5% 1/1/31	660	749
5% 1/1/32	2,915	3,329
Series 2011 A:
5.5% 9/1/41 (Pre-Refunded to 9/1/21 @ 100)	12,490	13,637
6% 9/1/41 (Pre-Refunded to 9/1/21 @ 100)	970	1,072
Series 2014 A:
5% 1/1/23	1,735	1,924
5% 1/1/24	4,855	5,492
Series 2015 B:
5% 1/1/29	9,710	10,950
5% 1/1/30	4,855	5,461
Series 2016 A, 5% 1/1/39	6,800	7,517
Northside Independent School District Bonds Series 2018, 2.75%, tender 8/1/23 (a)	22,990	23,467
Plano Independent School District 5% 2/15/19	5,630	5,652
Rockwall Independent School District Series 2015, 0% 2/15/25	1,615	1,392
San Antonio Elec. & Gas Sys. Rev.:
Bonds Series 2015 B, 2%, tender 12/1/21 (a)	6,875	6,817
Series 2012, 5.25% 2/1/25	3,110	3,660
Series 2017:
5% 2/1/29	1,455	1,731
5% 2/1/30	970	1,149
5% 2/1/31	1,455	1,716
5% 2/1/33	1,165	1,362
San Antonio Pub. Facilities Corp. and Rfdg. Lease (Convention Ctr. Proj.) Series 2012:
5% 9/15/23	4,660	5,128
5% 9/15/24	7,275	7,992
5% 9/15/25	9,025	9,901
San Antonio Wtr. Sys. Rev.:
Bonds Series 2014 B, 2%, tender 11/1/22 (a)	13,110	12,976
Series 2012, 5% 5/15/22	5,825	6,403
Southwest Higher Ed. Auth. Rev. (Southern Methodist Univ. Proj.) Series 2009:
5% 10/1/19	2,955	3,026
5% 10/1/20 (Pre-Refunded to 10/1/19 @ 100)	2,115	2,166
Tarrant County Cultural Ed. Facilities Fin. Corp. Hosp. Rev.:
(Scott & White Healthcare Proj.) Series 2013 A:
5% 8/15/25	970	1,089
5% 8/15/26	1,485	1,660
5% 8/15/28	1,575	1,749
5% 8/15/33	3,690	4,051
5.5% 9/1/43	5,195	5,713
Tarrant County Cultural Ed. Facilities Fin. Corp. Rev.:
(Christus Health Proj.) Series 2008 A, 6.25% 7/1/28 (Assured Guaranty Corp. Insured)	6,800	6,800
Series 2016 A:
5% 2/15/25	5,585	6,427
5% 2/15/34	2,040	2,314
Texas A&M Univ. Rev. Series 2016 C, 5% 5/15/23	5,475	6,156
Texas Gen. Oblig.:
Series 2011 A:
5% 8/1/19 (d)	1,500	1,526
5% 8/1/21 (d)	1,485	1,596
Series 2011 C:
5% 8/1/20 (d)	1,580	1,652
5% 8/1/21 (d)	1,420	1,526
Series 2013 B, 5% 8/1/25 (d)	11,725	13,196
Series 2014, 5% 8/1/26 (d)	5,020	5,692
Texas Private Activity Bond Surface Trans. Corp. Series 2013, 7% 12/31/38 (d)	15,540	17,975
Texas State Univ. Sys. Fing. Rev. Series 2017 A, 5% 3/15/29	4,530	5,343
Texas Trans. Commission Central Texas Tpk. Sys. Rev. Bonds Series 2015 A, 5%, tender 4/1/20 (a)	17,075	17,675
Texas Wtr. Dev. Board Rev.:
Series 2017 A:
5% 4/15/22	4,125	4,529
5% 4/15/25	6,055	7,072
5% 10/15/25	2,555	3,009
5% 4/15/26	4,195	4,975
5% 4/15/29	6,310	7,569
5% 4/15/30	16,995	20,297
Series 2018 B:
5% 4/15/29	2,750	3,346
5% 10/15/29	2,250	2,731
5% 10/15/30	3,240	3,908
5% 4/15/31	5,000	6,007
Travis County Gen. Oblig. Series 2016 A, 5% 3/1/24	2,905	3,316
Univ. of Houston Univ. Revs.:
Series 2017 A, 5% 2/15/30	6,325	7,301
5.25% 2/15/25 (FSA Insured)	380	381
Univ. of Texas Board of Regents Sys. Rev.:
Series 2010, 5% 8/15/22	2,970	3,288
Series 2016 D:
5% 8/15/20	1,940	2,039
5% 8/15/21	2,245	2,424
5% 8/15/22	2,430	2,690
Series 2016 E, 5% 8/15/22	2,605	2,884
Series 2016 J, 5% 8/15/22	3,100	3,432
Univ. of Texas Permanent Univ. Fund Rev. Series 2016 B:
5% 7/1/22	1,695	1,869
5% 7/1/29	1,740	2,040

TOTAL TEXAS		808,596

Utah - 0.1%
Salt Lake City Arpt. Rev. Series 2017 A:
5% 7/1/26 (d)	1,120	1,296
5% 7/1/28 (d)	3,885	4,502
Utah Associated Muni. Pwr. Sys. Rev. (Payson Pwr. Proj.) 5% 9/1/24 (Pre-Refunded to 9/1/22 @ 100)	2,915	3,222

TOTAL UTAH		9,020

Virginia - 1.2%
Chesapeake Trans. Sys. Toll Road Rev. Series 2012 A, 5% 7/15/22	970	1,047
Fredericksburg Econ. Dev. Auth. Rev. Series 2014:
5% 6/15/27	1,260	1,401
5% 6/15/29	1,385	1,534
5% 6/15/33	1,475	1,618
Norfolk Econ. Dev. Auth. Hosp. Facilities Rev. Bonds Series 2018 A, 5%, tender 11/1/28 (a)	1,455	1,728
Stafford County Econ. Dev. Auth. Hosp. Facilities Rev. Series 2016:
4% 6/15/37	615	619
5% 6/15/32	1,750	1,952
5% 6/15/34	2,235	2,476
Virginia College Bldg. Auth. Edl. Facilities Rev.:
(21st Century College and Equip. Prog.):
Series 2017 C, 5% 2/1/26	5,540	6,559
Series 2017 E, 5% 2/1/31	10,295	12,290
(Virginia Gen. Oblig.) Series 2017 E, 5% 2/1/30	8,875	10,659
Virginia Commonwealth Trans. Board Rev. (Virginia Gen. Oblig. Proj.) Series 2017 A:
5% 5/15/29	6,160	7,421
5% 5/15/30	12,035	14,404
Virginia Small Bus. Fing. Auth. (95 Express Lane LLC Proj.) Series 2012, 5% 1/1/40 (d)	7,380	7,670
Winchester Econ. Dev. Auth. Series 2015:
5% 1/1/32	1,940	2,184
5% 1/1/33	2,515	2,820

TOTAL VIRGINIA		76,382

Washington - 2.6%
Chelan County Pub. Util. District #1 Columbia River-Rock Island Hydro-Elec. Sys. Rev. Series 1997 A, 0% 6/1/24 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,990	1,722
Clark County School District #37, Vancouver Series 2001 C, 0% 12/1/19 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	2,915	2,864
Grant County Pub. Util. District #2 Series 2012 A:
5% 1/1/22	970	1,055
5% 1/1/23	970	1,066
5% 1/1/24	2,265	2,483
King County Swr. Rev. Series 2009, 5.25% 1/1/42 (Pre-Refunded to 1/1/19 @ 100)	1,845	1,845
Port of Seattle Rev.:
Series 2016 B, 5% 10/1/29 (d)	4,615	5,250
Series 2016:
5% 2/1/27	1,205	1,404
5% 2/1/29	2,430	2,805
Port of Seattle Spl. Facility Rev. Series 2013, 5% 6/1/23 (d)	860	953
Spokane County Wastewtr. Sys. Rev. Series 2009 A, 5% 12/1/19	1,345	1,362
Tacoma Elec. Sys. Rev. Series 2017:
5% 1/1/29	1,050	1,239
5% 1/1/36	1,140	1,305
Tobacco Settlement Auth. Rev. Series 2018:
5% 6/1/23	2,430	2,644
5% 6/1/24	3,430	3,726
Washington Gen. Oblig.:
Series 2018 A, 5% 8/1/32	14,420	16,920
Series 2018 D:
5% 8/1/32	24,300	28,513
5% 8/1/33	30,735	35,910
Series 2019 A, 5% 8/1/31	10,495	12,549
Series 2019 B, 5% 6/1/34	3,300	3,885
Series R 97A, 0% 7/1/19 (Escrowed to Maturity)	3,340	3,311
Series R-2017 A:
5% 8/1/27	1,735	2,055
5% 8/1/28	1,735	2,042
5% 8/1/30	1,735	2,025
Washington Health Care Facilities Auth. Rev.:
( Providence Health Systems Proj.) Series 2018 B, 5% 10/1/28	1,940	2,335
(Overlake Hosp. Med. Ctr. Proj.) Series 2010, 5.5% 7/1/30 (Pre-Refunded to 7/1/20 @ 100)	2,135	2,248
(Overlake Hosp. Med. Ctr., WA. Proj.) Series 2017 B:
5% 7/1/25	240	274
5% 7/1/26	1,935	2,228
5% 7/1/29	3,100	3,609
5% 7/1/34	610	688
(Providence Health Systems Proj.) Series 2018 B, 5% 10/1/27	2,430	2,898
(Virginia Mason Med. Ctr. Proj.) Series 2017, 5% 8/15/28	3,625	4,081
(Virginia Mason Med. Ctr. Proj.) Series 2017, 5% 8/15/31	2,185	2,427
Series 2015, 5% 1/1/29	1,260	1,420
Washington Higher Ed. Facilities Auth. Rev.:
(Whitworth Univ. Proj.) Series 2016 A:
5% 10/1/29	550	609
5% 10/1/31	1,295	1,422
Series 2016 A, 5% 10/1/30	1,240	1,368

TOTAL WASHINGTON		164,540

West Virginia - 0.1%
West Virginia Hosp. Fin. Auth. Hosp. Rev. Series 2018 A, 5% 1/1/36	3,000	3,331
Wisconsin - 1.3%
Pub. Fin. Auth. Sr Liv Rev. (Mary's Woods At Marylhurst, Inc. Proj.):
Series 2017 A:
5% 5/15/23 (c)	1,245	1,326
5% 5/15/30 (c)	1,135	1,195
5.25% 5/15/37 (c)	345	360
5.25% 5/15/42 (c)	420	435
5.25% 5/15/47 (c)	420	434
5.25% 5/15/52 (c)	790	811
Series 2017 B-1 3.95% 11/15/24 (c)	360	362
Series 2017 B-2, 3.5% 11/15/23 (c)	455	455
Series 2017 B-3, 3% 11/15/22 (c)	625	625
Pub. Fin. Auth. Wisconsin Retirement Facility Rev. Series 2018:
5% 10/1/43 (c)	890	895
5% 10/1/48 (c)	1,075	1,077
5% 10/1/53 (c)	1,825	1,819
Wisconsin Health & Edl. Facilities:
Series 2010:
5.75% 7/1/30 (Pre-Refunded to 7/1/20 @ 100)	715	755
5.75% 7/1/30 (Pre-Refunded to 7/1/20 @ 100)	1,230	1,299
Series 2014 A:
5% 11/15/24	8,510	9,724
5% 11/15/27	6,515	7,353
Series 2014:
5% 5/1/26	810	890
5% 5/1/28	1,750	1,908
5% 5/1/29	865	941
Series 2016, 4% 2/15/38 (Pre-Refunded to 8/15/25 @ 100)	1,260	1,390
Series 2017 A:
5% 9/1/34	1,750	1,919
5% 9/1/36	2,100	2,288
Wisconsin Health & Edl. Facilities Auth. Rev.:
(Agnesian HealthCare, Inc. Proj.):
Series 2010, 5.5% 7/1/40 (Pre-Refunded to 7/1/20 @ 100)	1,750	1,842
Series 2013 B:
5% 7/1/25 (Pre-Refunded to 7/1/23 @ 100)	970	1,091
5% 7/1/36 (Pre-Refunded to 7/1/23 @ 100)	6,785	7,634
Series 2012:
5% 6/1/27	1,750	1,876
5% 6/1/32	995	1,060
5% 8/15/32 (Pre-Refunded to 8/15/22 @ 100)	1,600	1,767
5% 6/1/39	2,345	2,473
Wisconsin St Gen. Fund Annual Appropriation Series 2019 A:
5% 5/1/26 (b)	8,580	10,176
5% 5/1/27 (b)	12,590	15,132

TOTAL WISCONSIN		81,312

Wyoming - 0.1%
Campbell County Solid Waste Facilities Rev. (Basin Elec. Pwr. Coop. - Dry Fork Station Facilities Proj.) Series 2009 A, 5.75% 7/15/39	6,165	6,283
TOTAL MUNICIPAL BONDS
(Cost $5,795,174)		5,865,605

Municipal Notes - 5.0%
Illinois - 0.4%
Chicago Board of Ed. Participating VRDN Series Floaters XG 01 08, 1.89% 1/7/19 (a)(f)	24,985	$24,985
New York - 0.5%
Genessee Valley Central School District BAN Series 2018, 4% 8/28/19	7,205	7,298
New York Metropolitan Trans. Auth. Rev. BAN:
Series 2018 B, 5% 5/15/20	7,470	7,760
Series 2018 C, 5% 9/1/21	14,000	15,004
Ravena Coeymans Selkirk Central School District BAN Series 2018, 4% 8/16/19	1,261	1,277

TOTAL NEW YORK		31,339

Texas - 4.1%
Texas Gen. Oblig. TRAN Series 2018, 4% 8/29/19	257,600	261,290
TOTAL MUNICIPAL NOTES
(Cost $317,332)		317,614
	Shares	Value (000s)

Money Market Funds - 1.2%
Fidelity Municipal Cash Central Fund, 1.77% (g)(h)
(Cost $75,100)	75,092,491	75,100
TOTAL INVESTMENT IN SECURITIES - 98.6%
(Cost $6,187,606)		6,258,319
NET OTHER ASSETS (LIABILITIES) - 1.4%		89,997
NET ASSETS - 100%		$6,348,316

Security Type Abbreviations

BAN – BOND ANTICIPATION NOTE

TRAN – TAX AND REVENUE ANTICIPATION N

VRDN – VARIABLE RATE DEMAND NOTE (A debt instrument that is payable upon demand, either daily, weekly or monthly)

Legend

 (a) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (b) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $57,676,000 or 0.9% of net assets.

 (d) Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.

 (e) Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.

 (f) Provides evidence of ownership in one or more underlying municipal bonds.

 (g) Information in this report regarding holdings by state and security types does not reflect the holdings of the Fidelity Municipal Cash Central Fund.

 (h) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
(Amounts in thousands)
Fidelity Municipal Cash Central Fund	$782
Total	$782

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2018, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
(Amounts in thousands)
Investments in Securities:
Municipal Securities	$6,183,219	$--	$6,183,219	$--
Money Market Funds	75,100	75,100	--	--
Total Investments in Securities:	$6,258,319	$75,100	$6,183,219	$--

Other Information

The distribution of municipal securities by revenue source, as a percentage of total Net Assets, is as follows (Unaudited):

General Obligations	37.2%
Health Care	16.9%
Transportation	15.2%
Electric Utilities	7.1%
Escrowed/Pre-Refunded	6.2%
Others* (Individually Less Than 5%)	17.4%
100.0%

* Includes net other assets

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)		December 31, 2018
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $6,112,506)	$6,183,219
Fidelity Central Funds (cost $75,100)	75,100
Total Investment in Securities (cost $6,187,606)		$6,258,319
Cash		59,844
Receivable for fund shares sold		12,485
Interest receivable		79,005
Distributions receivable from Fidelity Central Funds		101
Prepaid expenses		9
Other receivables		14
Total assets		6,409,777
Liabilities
Payable for investments purchased
Regular delivery	$1,200
Delayed delivery	40,620
Payable for fund shares redeemed	14,226
Distributions payable	3,305
Accrued management fee	1,311
Distribution and service plan fees payable	58
Other affiliated payables	674
Other payables and accrued expenses	67
Total liabilities		61,461
Net Assets		$6,348,316
Net Assets consist of:
Paid in capital		$6,278,541
Total distributable earnings (loss)		69,775
Net Assets		$6,348,316
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($86,826 ÷ 8,472 shares)		$10.25
Maximum offering price per share (100/96.00 of $10.25)		$10.68
Class M:
Net Asset Value and redemption price per share ($15,186 ÷ 1,483 shares)		$10.24
Maximum offering price per share (100/96.00 of $10.24)		$10.67
Class C:
Net Asset Value and offering price per share ($45,370 ÷ 4,425 shares)(a)		$10.25
Intermediate Municipal Income:
Net Asset Value, offering price and redemption price per share ($4,866,821 ÷ 475,200 shares)		$10.24
Class I:
Net Asset Value, offering price and redemption price per share ($1,013,315 ÷ 98,786 shares)		$10.26
Class Z:
Net Asset Value, offering price and redemption price per share ($320,798 ÷ 31,263 shares)		$10.26

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands		Year ended December 31, 2018
Investment Income
Interest		$186,638
Income from Fidelity Central Funds		782
Total income		187,420
Expenses
Management fee	$15,777
Transfer agent fees	7,547
Distribution and service plan fees	737
Accounting fees and expenses	717
Custodian fees and expenses	46
Independent trustees' fees and expenses	30
Registration fees	216
Audit	61
Legal	9
Miscellaneous	44
Total expenses before reductions	25,184
Expense reductions	(46)
Total expenses after reductions		25,138
Net investment income (loss)		162,282
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	2,231
Total net realized gain (loss)		2,231
Change in net unrealized appreciation (depreciation) on investment securities		(93,476)
Net gain (loss)		(91,245)
Net increase (decrease) in net assets resulting from operations		$71,037

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Year ended December 31, 2018	Year ended December 31, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$162,282	$157,196
Net realized gain (loss)	2,231	6,307
Change in net unrealized appreciation (depreciation)	(93,476)	101,842
Net increase (decrease) in net assets resulting from operations	71,037	265,345
Distributions to shareholders	(167,871)	–
Distributions to shareholders from net investment income	–	(156,998)
Distributions to shareholders from net realized gain	–	(1,849)
Total distributions	(167,871)	(158,847)
Share transactions - net increase (decrease)	(66,114)	478,270
Total increase (decrease) in net assets	(162,948)	584,768
Net Assets
Beginning of period	6,511,264	5,926,496
End of period	$6,348,316	$6,511,264
Other Information
Undistributed net investment income end of period		$566

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Intermediate Municipal Income Fund Class A

Years ended December 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$10.40	$10.21	$10.51	$10.56	$10.18
Income from Investment Operations
Net investment income (loss)A	.230	.238	.231	.234	.256
Net realized and unrealized gain (loss)	(.142)	.192	(.262)	(.048)	.388
Total from investment operations	.088	.430	(.031)	.186	.644
Distributions from net investment income	(.229)	(.237)	(.231)	(.234)	(.257)
Distributions from net realized gain	(.009)	(.003)	(.038)	(.002)	(.007)
Total distributions	(.238)	(.240)	(.269)	(.236)	(.264)
Redemption fees added to paid in capital	–	–	–A,B	–A,B	–A,B
Net asset value, end of period	$10.25	$10.40	$10.21	$10.51	$10.56
Total ReturnC,D	.88%	4.25%	(.34)%	1.79%	6.38%
Ratios to Average Net AssetsE,F
Expenses before reductions	.68%	.69%	.68%	.69%	.67%
Expenses net of fee waivers, if any	.68%	.69%	.68%	.69%	.67%
Expenses net of all reductions	.68%	.69%	.67%	.69%	.67%
Net investment income (loss)	2.25%	2.29%	2.19%	2.24%	2.45%
Supplemental Data
Net assets, end of period (in millions)	$87	$91	$134	$148	$115
Portfolio turnover rateG	19%H	26%	28%	14%	17%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.0005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 H Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Intermediate Municipal Income Fund Class M

Years ended December 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$10.39	$10.21	$10.51	$10.55	$10.17
Income from Investment Operations
Net investment income (loss)A	.233	.239	.235	.239	.260
Net realized and unrealized gain (loss)	(.141)	.183	(.262)	(.039)	.388
Total from investment operations	.092	.422	(.027)	.200	.648
Distributions from net investment income	(.233)	(.239)	(.235)	(.238)	(.261)
Distributions from net realized gain	(.009)	(.003)	(.038)	(.002)	(.007)
Total distributions	(.242)	(.242)	(.273)	(.240)	(.268)
Redemption fees added to paid in capital	–	–	–A,B	–A,B	–A,B
Net asset value, end of period	$10.24	$10.39	$10.21	$10.51	$10.55
Total ReturnC,D	.92%	4.17%	(.30)%	1.93%	6.43%
Ratios to Average Net AssetsE,F
Expenses before reductions	.65%	.66%	.64%	.65%	.63%
Expenses net of fee waivers, if any	.65%	.66%	.64%	.65%	.63%
Expenses net of all reductions	.64%	.66%	.64%	.65%	.63%
Net investment income (loss)	2.28%	2.31%	2.22%	2.28%	2.48%
Supplemental Data
Net assets, end of period (in millions)	$15	$18	$19	$19	$18
Portfolio turnover rateG	19%H	26%	28%	14%	17%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.0005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 H Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Intermediate Municipal Income Fund Class C

Years ended December 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$10.40	$10.22	$10.52	$10.56	$10.18
Income from Investment Operations
Net investment income (loss)A	.153	.160	.152	.156	.176
Net realized and unrealized gain (loss)	(.141)	.183	(.262)	(.038)	.389
Total from investment operations	.012	.343	(.110)	.118	.565
Distributions from net investment income	(.153)	(.160)	(.152)	(.156)	(.178)
Distributions from net realized gain	(.009)	(.003)	(.038)	(.002)	(.007)
Total distributions	(.162)	(.163)	(.190)	(.158)	(.185)
Redemption fees added to paid in capital	–	–	–A,B	–A,B	–A,B
Net asset value, end of period	$10.25	$10.40	$10.22	$10.52	$10.56
Total ReturnC,D	.13%	3.37%	(1.08)%	1.13%	5.58%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.43%	1.43%	1.42%	1.44%	1.43%
Expenses net of fee waivers, if any	1.43%	1.43%	1.42%	1.44%	1.43%
Expenses net of all reductions	1.43%	1.43%	1.42%	1.44%	1.43%
Net investment income (loss)	1.50%	1.54%	1.44%	1.49%	1.69%
Supplemental Data
Net assets, end of period (in millions)	$45	$54	$61	$60	$61
Portfolio turnover rateG	19%H	26%	28%	14%	17%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.0005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the contingent deferred sales charge.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 H Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Intermediate Municipal Income Fund

Years ended December 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$10.39	$10.21	$10.51	$10.55	$10.17
Income from Investment Operations
Net investment income (loss)A	.261	.270	.265	.269	.287
Net realized and unrealized gain (loss)	(.141)	.183	(.262)	(.038)	.389
Total from investment operations	.120	.453	.003	.231	.676
Distributions from net investment income	(.261)	(.270)	(.265)	(.269)	(.289)
Distributions from net realized gain	(.009)	(.003)	(.038)	(.002)	(.007)
Total distributions	(.270)	(.273)	(.303)	(.271)	(.296)
Redemption fees added to paid in capital	–	–	–A,B	–A,B	–A,B
Net asset value, end of period	$10.24	$10.39	$10.21	$10.51	$10.55
Total ReturnC	1.19%	4.48%	(.01)%	2.23%	6.71%
Ratios to Average Net AssetsD,E
Expenses before reductions	.37%	.36%	.35%	.36%	.37%
Expenses net of fee waivers, if any	.37%	.36%	.35%	.36%	.37%
Expenses net of all reductions	.37%	.36%	.35%	.36%	.36%
Net investment income (loss)	2.56%	2.61%	2.51%	2.57%	2.75%
Supplemental Data
Net assets, end of period (in millions)	$4,867	$5,372	$4,953	$4,746	$4,453
Portfolio turnover rateF	19%G	26%	28%	14%	17%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.0005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 G Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Intermediate Municipal Income Fund Class I

Years ended December 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$10.41	$10.22	$10.52	$10.57	$10.19
Income from Investment Operations
Net investment income (loss)A	.253	.263	.257	.261	.282
Net realized and unrealized gain (loss)	(.140)	.193	(.261)	(.048)	.389
Total from investment operations	.113	.456	(.004)	.213	.671
Distributions from net investment income	(.254)	(.263)	(.258)	(.261)	(.284)
Distributions from net realized gain	(.009)	(.003)	(.038)	(.002)	(.007)
Total distributions	(.263)	(.266)	(.296)	(.263)	(.291)
Redemption fees added to paid in capital	–	–	–A,B	–A,B	–A,B
Net asset value, end of period	$10.26	$10.41	$10.22	$10.52	$10.57
Total ReturnC	1.13%	4.50%	(.09)%	2.05%	6.65%
Ratios to Average Net AssetsD,E
Expenses before reductions	.44%	.44%	.43%	.44%	.41%
Expenses net of fee waivers, if any	.44%	.44%	.43%	.44%	.41%
Expenses net of all reductions	.44%	.44%	.43%	.44%	.41%
Net investment income (loss)	2.49%	2.54%	2.43%	2.49%	2.70%
Supplemental Data
Net assets, end of period (in millions)	$1,013	$976	$760	$663	$609
Portfolio turnover rateF	19%G	26%	28%	14%	17%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.0005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 G Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Intermediate Municipal Income Fund Class Z

Year ended December 31,	2018 A
Selected Per–Share Data
Net asset value, beginning of period	$10.17
Income from Investment Operations
Net investment income (loss)B	.070
Net realized and unrealized gain (loss)	.086C
Total from investment operations	.156
Distributions from net investment income	(.065)
Distributions from net realized gain	(.001)
Total distributions	(.066)
Net asset value, end of period	$10.26
Total ReturnD,E	1.54%
Ratios to Average Net AssetsF,G
Expenses before reductions	.31%H
Expenses net of fee waivers, if any	.31%H
Expenses net of all reductions	.31%H
Net investment income (loss)	2.62%H
Supplemental Data
Net assets, end of period (in millions)	$321
Portfolio turnover rateI	19%J

 A For the period October 2, 2018 (commencement of sale of shares) to December 31, 2018.

 B Calculated based on average shares outstanding during the period.

 C The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Annualized

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 J Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended December 31, 2018
(Amounts in thousands except percentages)

1. Organization.

Fidelity Intermediate Municipal Income Fund (the Fund) is a fund of Fidelity School Street Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund commenced sale of Class Z shares on October 2, 2018. The Fund offers Class A, Class M, Class C, Intermediate Municipal Income, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Municipal securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of December 31, 2018 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2018, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to market discount, deferred trustees compensation and losses deferred due to wash sales and excise tax regulations.

The Fund purchases municipal securities whose interest, in the opinion of the issuer, is free from federal income tax. There is no assurance that the Internal Revenue Service (IRS) will agree with this opinion. In the event the IRS determines that the issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$108,572
Gross unrealized depreciation	(37,514)
Net unrealized appreciation (depreciation)	$71,058
Tax Cost	$6,187,261

The tax-based components of distributable earnings as of period end were as follows:

Undistributed tax-exempt income	$213
Net unrealized appreciation (depreciation) on securities and other investments	$71,058

The Fund intends to elect to defer to its next fiscal year $1,495 of capital losses recognized during the period November 1, 2018 to December 31, 2018.

The tax character of distributions paid was as follows:

	December 31, 2018	December 31, 2017
Tax-exempt Income	$162,181	$156,998
Long-term Capital Gains	5,690	1,849
Total	$ 167,871	$ 158,847

Delayed Delivery Transactions and When-Issued Securities. During the period, the Fund transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of Investments. The Fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

New Rule Issuance. During August 2018, the U.S. Securities and Exchange Commission issued Final Rule Release No. 33-10532, Disclosure Update and Simplification. This Final Rule includes amendments specific to registered investment companies that are intended to eliminate overlap in disclosure requirements between Regulation S-X and GAAP. In accordance with these amendments, certain line-items in the Fund's financial statements have been combined or removed for the current period as outlined in the table below.

Financial Statement	Current Line-Item Presentation	Prior Line-Item Presentation
Statement of Assets and Liabilities	Total distributable earnings (loss)	Undistributed/Distributions in excess of/Accumulated net investment income (loss) Accumulated/Undistributed net realized gain (loss) Net unrealized appreciation (depreciation)
Statement of Changes in Net Assets	N/A - removed	Undistributed/Distributions in excess of/Accumulated net investment income (loss) end of period
Statement of Changes in Net Assets	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain
Distributions to Shareholders Note to Financial Statements	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, aggregated $1,371,198 and $1,167,785, respectively.

Unaffiliated Redemptions In-Kind. During the period, 18,537 shares of the Fund were redeemed in-kind for investments, including accrued interest, and cash with a value of $190,000. The net realized gain of $2,651 on investments delivered through in-kind redemptions is included in the accompanying Statement of Operations. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets as well as the Notes to Financial Statements. The Fund recognized no gain or loss for federal income tax purposes.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The fee is based on an annual asset based fee of .10% of the Fund's average net assets plus an income based fee of 5% of the Fund's gross income throughout the month. For the reporting period, the total annual management fee rate was .25% of average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$210	$5
Class M	-%	.25%	40	–
Class C	.75%	.25%	487	22
			$737	$27

Sales Load. FDC may receive a front-end sales charge of up to 4.00% for selling Class A shares and Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, .75% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$8
Class M	1
Class C(a)	6
$15

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$139.17
Class M	21.13
Class C	81.17
Intermediate Municipal Income	5,336.10
Class I	1,950.17
Class Z	20	.05(a)
	$7,547

 (a) Annualized

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month. For the period, the fees were equivalent to an annual rate of .01%.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $18 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Expense Reductions.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $46.

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended December 31, 2018(a)	Year ended December 31, 2017
Distributions to shareholders
Class A	$1,965	$–
Class M	383	–
Class C	773	–
Intermediate Municipal Income	134,917	–
Class I	28,725	–
Class Z	1,108	–
Total	$167,871	$–
From net investment income
Class A	$–	$2,481
Class M	–	431
Class C	–	884
Intermediate Municipal Income	–	132,666
Class I	–	20,536
Total	$–	$156,998
From net realized gain
Class A	$–	$28
Class M	–	5
Class C	–	16
Intermediate Municipal Income	–	1,527
Class I	–	273
Total	$–	$1,849

 (a) Distributions for Class Z are for the period October 2, 2018 (commencement of sale of shares) to December 31, 2018.

9. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended December 31, 2018 (a)	Year ended December 31, 2017	Year ended December 31, 2018 (a)	Year ended December 31, 2017
Class A
Shares sold	2,380	1,569	$24,290	$16,212
Reinvestment of distributions	176	224	1,800	2,317
Shares redeemed	(2,837)	(6,176)	(28,960)	(63,672)
Net increase (decrease)	(281)	(4,383)	$(2,870)	$(45,143)
Class M
Shares sold	154	166	$1,568	$1,714
Reinvestment of distributions	35	40	362	417
Shares redeemed	(485)	(269)	(4,947)	(2,792)
Net increase (decrease)	(296)	(63)	$(3,017)	$(661)
Class C
Shares sold	468	473	$4,774	$4,910
Reinvestment of distributions	67	77	688	800
Shares redeemed	(1,328)	(1,278)	(13,565)	(13,247)
Net increase (decrease)	(793)	(728)	$(8,103)	$(7,537)
Intermediate Municipal Income
Shares sold	188,152	132,929	$1,919,955	$1,375,900
Reinvestment of distributions	9,098	8,809	92,840	91,199
Shares redeemed	(238,894)(b)	(110,185)	(2,437,317)(b)	(1,138,030)
Net increase (decrease)	(41,644)	31,553	$(424,522)	$329,069
Class I
Shares sold	65,564	61,657	$670,790	$641,157
Reinvestment of distributions	2,612	1,691	26,680	17,540
Shares redeemed	(63,108)	(44,009)	(640,916)	(456,155)
Net increase (decrease)	5,068	19,339	$56,554	$202,542
Class Z
Shares sold	32,913	–	$332,677	$–
Reinvestment of distributions	107	–	1,093	–
Shares redeemed	(1,757)	–	(17,926)	–
Net increase (decrease)	31,263	–	$315,844	$–

 (a) Share transactions for Class Z are for the period October 2, 2018 (commencement of sale of shares) to December 31, 2018

 (b) Amount includes in-kind redemptions (see the Redemptions In-Kind note for additional details).

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity School Street Trust and Shareholders of Fidelity Intermediate Municipal Income Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Intermediate Municipal Income Fund (one of the funds constituting Fidelity School Street Trust, referred to hereafter as the "Fund") as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statement of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 13, 2019

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 260 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Arthur E. Johnson serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-present) and Chairman and Director of FMR (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of FMR (2001-2005), a Trustee of other investment companies advised by FMR, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds. Ms. McAuliffe previously served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company). Earlier roles at FIL included Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo. Ms. McAuliffe also was the Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe is also a director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement in April 2012, Ms. Acton was Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011), and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board of Directors and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Previously, Ms. Acton served as a Member of the Advisory Board of certain Fidelity® funds (2013-2016).

Ann E. Dunwoody (1953)

Year of Election or Appointment: 2018

Trustee

General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). She is the President of First to Four LLC (leadership and mentoring services, 2012-present). She also serves as a member of the Board of Directors and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor, and aerospace systems, 2013-present), Board of Directors and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and Board of Directors of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a Member of the Advisory Board of certain Fidelity® funds (2018), a member of the Board of Directors and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board of Directors, Chair of the Nomination and Governance Committee and member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Board of Directors of the Army Historical Foundation (2015-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present) and a member of the Board of Trustees of Florida Institute of Technology (2015-present) and ThanksUSA (military family education non-profit, 2014-present).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. He serves on the board of directors for Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-present) and K12 Inc. (technology-based education company, 2012-present). Previously, Mr. Engler served as interim president of Michigan State University (2018-2019), a Member of the Advisory Board of certain Fidelity® funds (2014-2016), president of the Business Roundtable (2011-2017), a trustee of The Munder Funds (2003-2014), president and CEO of the National Association of Manufacturers (2004-2011), member of the Board of Trustees of the Annie E. Casey Foundation (2004-2015), and as governor of Michigan (1991-2003). He is a past chairman of the National Governors Association.

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Mr. Gartland is Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-present). Previously, Mr. Gartland served as a partner and investor of Vietnam Partners LLC (investments and consulting, 2008-2011). Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007), and Chase Manhattan Bank (1975-1978).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Mr. Johnson serves as a member of the Board of Directors of Eaton Corporation plc (diversified power management, 2009-present) and Booz Allen Hamilton (management consulting, 2011-present). Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). He previously served on the Board of Directors of IKON Office Solutions, Inc. (1999-2008), AGL Resources, Inc. (holding company, 2002-2016), and Delta Airlines (2005-2007). Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Vice Chairman of the Independent Trustees

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management. Before joining Credit Suisse, he was an Executive Vice President and Chief Investment Officer for Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager and Research Analyst, and Mr. Kenneally was awarded the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company (pipeline and tanker operations). Ms. Knowles currently serves as a Director and Chairman of the Audit Committee of McKesson Corporation (healthcare service, since 2002). Ms. Knowles is a member of the Board of the Santa Catalina Island Company (real estate, 2009-present). Ms. Knowles is a Member of the Investment Company Institute Board of Governors and a Member of the Governing Council of the Independent Directors Council (2014-present). She also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Previously, Ms. Knowles served as a Director of Phelps Dodge Corporation (copper mining and manufacturing, 1994-2007), URS Corporation (engineering and construction, 2000-2003) and America West (airline, 1999-2002). Ms. Knowles previously served as Chairman (2015-2018) and Vice Chairman (2012-2015) of the Independent Trustees of certain Fidelity® funds.

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Mr. Murray is Vice Chairman (2013-present) of Meijer, Inc. (regional retail chain). Previously, Mr. Murray served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Chief Executive Officer (2013-2016) and President (2006-2013) of Meijer, Inc. Mr. Murray serves as a member of the Board of Directors and Nuclear Review and Public Policy and Responsibility Committees of DTE Energy Company (diversified energy company, 2009-present). Mr. Murray also serves as a member of the Board of Directors of Spectrum Health (not-for-profit health system, 2015-present). Mr. Murray previously served as President of Grand Valley State University (2001-2006), Treasurer for the State of Michigan (1999-2001), Vice President of Finance and Administration for Michigan State University (1998-1999), and a member of the Board of Directors and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray is also a director or trustee of many community and professional organizations.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2018

Secretary and Chief Legal Officer (CLO)

Mr. Coffey also serves as Secretary and CLO of other funds. Mr. Coffey serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-present); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Assistant Secretary of certain funds (2009-2018) and as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John B. McGinty, Jr. (1962)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. McGinty also serves as Chief Compliance Officer of other funds. Mr. McGinty is Senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2016-present). Mr. McGinty previously served as Vice President, Senior Attorney at Eaton Vance Management (investment management firm, 2015-2016), and prior to Eaton Vance as global CCO for all firm operations and registered investment companies at GMO LLC (investment management firm, 2009-2015). Before joining GMO LLC, Mr. McGinty served as Senior Vice President, Deputy General Counsel for Fidelity Investments (2007-2009).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2015

Assistant Secretary

Mr. Pogorelec also serves as Assistant Secretary of other funds. Mr. Pogorelec serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2006-present).

Nancy D. Prior (1967)

Year of Election or Appointment: 2014

Vice President

Ms. Prior also serves as Vice President of other funds. Ms. Prior serves as President Fixed Income, High Income/Emerging Market Debt and Multi Asset Class Strategies of FIAM LLC (2018-present), President (2016-present) and Director (2014-present) of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm), President, Fixed Income (2014-present), and is an employee of Fidelity Investments (2002-present). Previously, Ms. Prior served as Vice Chairman of FIAM LLC (investment adviser firm, 2014-2018), a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-2018), President Multi-Asset Class Strategies of FMR's Global Asset Allocation Division (2017-2018), Vice President of Fidelity's Money Market Funds (2012-2014), President, Money Market and Short Duration Bond Group of Fidelity Management & Research (FMR) (investment adviser firm, 2013-2014), President, Money Market Group of FMR (2011-2013), Managing Director of Research (2009-2011), Senior Vice President and Deputy General Counsel (2007-2009), and Assistant Secretary of certain Fidelity® funds (2008-2009).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The actual expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2018 to December 31, 2018) for Class A, Class M, Class C, Intermediate Municipal Income and Class I and for the period (October 2, 2018 to December 31, 2018) for Class Z. The hypothetical expense Example is based on an investment of $1,000 invested for the one-half year period (July 1, 2018 to December 31, 2018).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee, which was eliminated effective August 1, 2018, is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee, which was eliminated effective August 1, 2018, is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value	Ending Account Value December 31, 2018	Expenses Paid During Period
Class A	.67%
Actual		$1,000.00	$1,013.50	$3.40-B
Hypothetical-C		$1,000.00	$1,021.83	$3.41-D
Class M	.64%
Actual		$1,000.00	$1,012.70	$3.25-B
Hypothetical-C		$1,000.00	$1,021.98	$3.26-D
Class C	1.42%
Actual		$1,000.00	$1,008.70	$7.19-B
Hypothetical-C		$1,000.00	$1,018.05	$7.22-D
Intermediate Municipal Income	.37%
Actual		$1,000.00	$1,014.10	$1.88-B
Hypothetical-C		$1,000.00	$1,023.34	$1.89-D
Class I	.44%
Actual		$1,000.00	$1,014.70	$2.23-B
Hypothetical-C		$1,000.00	$1,022.99	$2.24-D
Class Z	.31%
Actual		$1,000.00	$1,015.40	$.78-B
Hypothetical-C		$1,000.00	$1,023.64	$1.58-D

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Actual expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period) for Class A, Class M, Class C, Intermediate Municipal Income and Class I and multiplied by 91/365 (to reflect the period October 2, 2018 to December 31, 2018) for Class Z.

 C 5% return per year before expenses

 D Hypothetical expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Distributions (Unaudited)

The fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2018, $1,072,280, or, if subsequently determined to be different, the net capital gain of such year.

During fiscal year ended 2018, 100% of the fund's income dividends were free from federal income tax, and 9.20% of the fund's income dividends was subject to the federal alternative minimum tax.

The fund will notify shareholders in January 2019 of amounts for use in preparing 2018 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Intermediate Municipal Income Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established four standing committees (Committees) — Operations, Audit, Fair Valuation, and Governance and Nominating — each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all of the Independent Trustees are members, meets regularly throughout the year and considers, among other matters, information specifically related to the annual consideration of the renewal of the fund's Advisory Contracts. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its September 2018 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency and pricing and bookkeeping services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) reducing management fees and total expenses for certain growth equity funds and index funds; (vii) lowering expense caps for certain existing funds and classes, and converting certain voluntary expense caps to contractual caps, to reduce expenses borne by shareholders; (viii) eliminating short-term redemption fees for funds that had such fees; (ix) rationalizing product lines and gaining increased efficiencies from fund mergers and share class consolidations; (x) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (xi) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against an appropriate securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance at meetings throughout the year, the Board gave particular attention to information indicating underperformance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for such underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on gross performance (before fees and expenses but after transaction costs) compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and on net performance (after fees and expenses) compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; expectations for interest rate levels and credit conditions; issuer-specific information including credit quality; the potential for incremental return versus the fund's benchmark index weighed against the risks involved in obtaining that incremental return, including the risk of diminished or negative total returns; and fund cash flows and other factors. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and was considered by the Board.

Fidelity Intermediate Municipal Income Fund

Historical Management Fees (BP) vs. Competitive Medians (BP):

Intermediate Muni Income
Total Mapped Group Median (TMG)
Asset-Sized Peer Group Median (ASPG)
43
44
44
43
43
43
43
43
43
42
26
26
25
24
25
2013
2014
2015
2016
2017

	2013	2014	2015	2016	2017
TMG %	16%	14%	13%	10%	8%
Funds	106	111	115	121	125
ASPG Quartile	1st	1st	1st	1st	1st

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2017.

The Board noted that it and the boards of other Fidelity funds formed an ad hoc Committee on Group Fee, which meets periodically, to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component (such as the fund) and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A, Class M, Class I, and the retail class ranked below the competitive median for 2017 and the total expense ratio of Class C ranked above the competitive median for 2017. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class C was above the competitive median primarily because of its 1.00% 12b-1 fee. The Board noted that, when compared with competitor funds that charge a 1.00% 12b-1 fee, the total expense ratio of Class C is at or below median. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the fund's business. The Board noted that changes to fall-out benefits year-over-year reflect business developments at Fidelity's various businesses.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, the allocation of various costs to different funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, including its effects on fund profitability, the rationale for the compensation structure, and the extent to which current market conditions have affected retention and recruitment; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds and the treatment of such compensation within Fidelity's fund profitability methodology; (v) the terms of Fidelity's voluntary expense limitation agreements; (vi) the methodology with respect to competitive fund data and peer group classifications; (vii) Fidelity's transfer agent fee, expense, and service structures for different funds and classes relative to competitive trends, and the impact of the increased use of omnibus accounts; (viii) new developments in the retail and institutional marketplaces and the competitive positioning of the funds relative to other investment products and services; (ix) the impact of recent changes to the money market fund landscape, including the full implementation of money market fund reform and rising interest rates, on Fidelity's money market funds; (x) the funds' share class structures and distribution channels; and (xi) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends and methodologies for total expense competitive comparisons, and actions that might be taken by Fidelity to reduce total expense ratios for certain classes. In addition, the Board considered its discussions with Fidelity throughout the year regarding enhanced information security initiatives and the funds' fair valuation policies.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

ALIM-ANN-0219
1.820152.113

Fidelity® Intermediate Municipal Income Fund Annual Report December 31, 2018

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

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Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2019 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended December 31, 2018	Past 1 year	Past 5 years	Past 10 years
Fidelity® Intermediate Municipal Income Fund	1.19%	2.89%	3.68%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Intermediate Municipal Income Fund, a class of the fund, on December 31, 2008.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg Barclays Municipal Bond Index performed over the same period.

Period Ending Values
$14,354	Fidelity® Intermediate Municipal Income Fund
$16,060	Bloomberg Barclays Municipal Bond Index

Management's Discussion of Fund Performance

Market Recap:  Tax-exempt municipal bonds gained modestly in 2018, with the Bloomberg Barclays Municipal Bond Index returning 1.28%, supported by lower bond issuance and solid economic growth. Tax reform had a significant impact on both the supply of and demand for tax-exempt bonds the past year. In the final months of 2017, issuers accelerated their bond financings in order to issue under the old tax rules, prompting a surge in supply. Investors absorbed this excess supply, anticipating that issuance would fall significantly in 2018. The market turned lower in early 2018, as domestic fixed-income markets reacted to robust economic data and signs of inflation, before stabilizing in March and rallying through August. The municipal market experienced volatility in September and October amid concerns of an economic slowdown, then rebounded to close December near a high for the year. Gross municipal bond issuance ended 2018 down approximately 25%. There was little differentiation in performance across municipal sectors in 2018. General obligation bonds gained 1.33%, with bonds issued by states slightly outperforming those backed by local municipalities. Looking ahead, market volatility is likely to persist due to uncertainty about how the U.S. Federal Reserve will react to labor and inflation trends.

Comments from Co-Portfolio Managers Cormac Cullen, Elizah McLaughlin and Kevin Ramundo:  For the year ending December 31, 2018, the fund's share classes (excluding sales charges, if applicable) produced a modestly positive return, net of fees, which lagged the 1.58% advance of the benchmark, the Bloomberg Barclays 1-17 Year Municipal Bond Index. Relative to the 1-17 Year benchmark, differences in the way fund holdings and index components were priced detracted from fund performance. Also detracting was the fund's underweighting to bonds backed by the state of California, which were strong performers in the national muni marketplace. In contrast, an overweighting in lower-investment-grade bonds notably contributed to relative performance. These securities, buoyed party by their comparatively high levels of income, generally outpaced higher-quality bonds, in which the fund was underweighted. The portfolio's overweighting in health care bonds also added value, and the bonds of several hospitals we favored performed quite well within the sector, providing an additional edge over the index.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to Shareholders:  On September 1, 2018, Elizah McLaughlin joined the municipal bond portfolio management team, succeeding Mark Sommer, who retired from Fidelity on December 31, 2018, after 27 yearth the firm.

Investment Summary (Unaudited)

Top Five States as of December 31, 2018

% of fund's net assets
Texas	16.8
Illinois	15.5
Florida	11.9
New York	5.2
California	3.7

Top Five Sectors as of December 31, 2018

% of fund's net assets
General Obligations	37.2
Health Care	16.9
Transportation	15.2
Electric Utilities	7.1
Escrowed/Pre-Refunded	6.2

Quality Diversification (% of fund's net assets)

As of December 31, 2018
AAA	7.6%
AA,A	66.3%
BBB	13.3%
BB and Below	1.5%
Not Rated	3.7%
Short-Term Investments and Net Other Assets	7.6%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Schedule of Investments December 31, 2018

Showing Percentage of Net Assets

Municipal Bonds - 92.4%
	Principal Amount (000s)	Value (000s)
Alabama - 1.0%
Jefferson County Gen. Oblig. Series 2018 B, 5% 4/1/21	5,630	5,992
Mobile County Board of School Commissioners Series 2016 B:
5% 3/1/29	$5,875	$6,551
5% 3/1/30	6,125	6,796
5% 3/1/31	6,135	6,787
5% 3/1/32	4,930	5,431
5% 3/1/33	7,165	7,864
Mobile Indl. Dev. Board Poll. Cont. Rev. Bonds Series 2009 E, 1.85%, tender 3/24/20 (a)	7,355	7,307
Montgomery Med. Clinic Facilities:
5% 3/1/26	1,940	2,179
5% 3/1/27	3,915	4,363
5% 3/1/28	4,225	4,674
5% 3/1/29	3,465	3,815
5% 3/1/30	4,180	4,571

TOTAL ALABAMA		66,330

Alaska - 0.3%
Alaska Gen. Oblig. Series 2016 A, 5% 8/1/33	7,235	8,194
Alaska Int'l. Arpts. Revs. Series 2016 B, 5% 10/1/33	7,575	8,573
North Slope Borough Gen. Oblig.:
Series 2015 A, 5% 6/30/19	585	594
Series 2017 A, 5% 6/30/21 (Pre-Refunded to 6/30/20 @ 100)	1,695	1,775

TOTAL ALASKA		19,136

Arizona - 3.1%
Arizona Ctfs. of Prtn. Series 2010 A, 5.25% 10/1/20 (FSA Insured)	6,500	6,663
Arizona State Lottery Rev. Series 2019, 5% 7/1/24 (b)	4,000	4,458
Glendale Gen. Oblig.:
Series 2015, 4% 7/1/21 (FSA Insured)	2,145	2,251
Series 2017:
5% 7/1/23	3,570	4,007
5% 7/1/25	3,250	3,785
5% 7/1/28	1,465	1,731
5% 7/1/32	2,915	3,385
Glendale Sr. Excise Tax Rev. Series 2015 A:
5% 7/1/27	7,770	8,958
5% 7/1/28	7,255	8,327
5% 7/1/29	7,905	9,042
Glendale Trans. Excise Tax Rev.:
5% 7/1/24 (FSA Insured)	1,765	2,025
5% 7/1/25 (FSA Insured)	2,065	2,406
5% 7/1/26 (FSA Insured)	3,565	4,124
Maricopa County Indl. Dev. Auth. Bonds Series 2019 B, 5%, tender 9/1/24 (a)(b)	10,690	12,026
Maricopa County Indl. Dev. Auth. Rev.:
Bonds:
Series B, 5%, tender 10/18/22 (a)	14,370	15,837
Series C, 5%, tender 10/18/24 (a)	9,710	11,101
Series 2016 A:
4% 1/1/24	6,310	6,844
5% 1/1/22	2,430	2,638
5% 1/1/23	4,855	5,388
5% 1/1/24	1,990	2,252
5% 1/1/25	7,560	8,701
Maricopa County Indl. Dev. Auth. Sr. Living Facilities Series 2016:
5.75% 1/1/36 (c)	800	797
6% 1/1/48 (c)	4,910	4,925
McAllister Academic Village LLC Rev. (Arizona State Univ. Hassayampa Academic Village Proj.) Series 2016, 5% 7/1/21	1,735	1,863
Phoenix Civic Impt. Board Arpt. Rev. Series 2017 A:
5% 7/1/27 (d)	2,185	2,568
5% 7/1/28 (d)	3,085	3,600
Phoenix Civic Impt. Corp. Excise Tax Rev.:
Series 2011 A, 5% 7/1/20	1,020	1,068
Series 2011 C, 5% 7/1/21	970	1,044
Phoenix Indl. Solid Waste Disp. Rev. Bonds (Republic Svc., Inc. Proj.) Series 2013, 2.15%, tender 2/1/19 (a)(d)	35,000	34,992
Pima County Swr. Sys. Rev.:
Series 2011 B:
5% 7/1/20	2,090	2,188
5% 7/1/25 (Pre-Refunded to 7/1/21 @ 100)	1,940	2,087
Series 2012 A:
5% 7/1/22	485	535
5% 7/1/23	1,070	1,179
Salt River Proj. Agricultural Impt. & Pwr. District Elec. Sys. Rev. Series 2017 A, 5% 1/1/33	4,955	5,881
Tempe Indl. Dev. Auth. Rev. (Mirabella At Asu, Inc. Proj.):
Series 2017 A:
6.125% 10/1/47 (c)	490	526
6.125% 10/1/52 (c)	490	525
Series 2017 B:
4% 10/1/23 (c)	7,475	7,481
6% 10/1/37 (c)	250	270

TOTAL ARIZONA		197,478

Arkansas - 0.1%
Little Rock School District Series 2017, 3% 2/1/22	3,070	3,142
California - 3.7%
ABAG Fin. Auth. for Nonprofit Corps. Rev. (Sharp HealthCare Proj.) Series 2009 B, 6.25% 8/1/39 (Pre-Refunded to 8/1/19 @ 100)	1,650	1,695
Alameda Corridor Trans. Auth. Rev. Series 2013 A, 5% 10/1/23	2,100	2,394
Bay Area Toll Auth. San Francisco Bay Toll Bridge Rev. Bonds:
Series A, 2.95%, tender 4/1/26 (a)	8,590	8,882
Series B, 2.85%, tender 4/1/25 (a)	7,020	7,238
Series C, 2.1%, tender 4/1/22 (a)	6,555	6,567
California Dept. of Wtr. Resources Series AI:
5% 12/1/25	2,130	2,330
5% 12/1/29 (Pre-Refunded to 12/1/21 @ 100)	4,725	5,180
California Gen. Oblig.:
Series 2007, 5.625% 5/1/20	50	50
Series 2009:
6% 4/1/38	3,820	3,857
6% 4/1/38 (Pre-Refunded to 4/1/19 @ 100)	2,100	2,123
Series 2016, 5% 9/1/29	2,755	3,245
5% 8/1/26	14,565	17,476
5% 8/1/29	6,970	8,198
5.25% 12/1/33	110	110
5.25% 4/1/34	30	30
5.5% 4/1/30	5	5
California Health Facilities Fing. Auth. Rev.:
(St. Joseph Health Sys. Proj.) Series 2013 A, 5% 7/1/25	3,885	4,412
Series 2011 D, 5% 8/15/35	2,915	3,111
California Muni. Fin. Auth. Rev. (LINXS APM Proj.) Series 2018 A:
5% 6/30/28 (d)	1,925	2,212
5% 12/31/28 (d)	1,555	1,785
5% 6/30/29 (d)	1,940	2,215
5% 12/31/29 (d)	970	1,105
5% 6/30/31 (d)	3,010	3,398
5% 12/31/31 (d)	2,915	3,286
California Poll. Cont. Fing. Auth. Solid Waste Disp. Rev. Bonds (Republic Svcs., Inc. Proj.) Series 2010 A, 2.15%, tender 2/1/19 (a)(c)(d)	22,950	22,945
California Pub. Works Board Lease Rev.:
(Various Cap. Projs.):
Series 2011 A:
5.25% 10/1/24	3,885	4,236
5.25% 10/1/25	3,885	4,233
Series 2012 A:
5% 4/1/22	2,040	2,241
5% 4/1/23	4,855	5,325
Series 2012 G:
5% 11/1/23	970	1,078
5% 11/1/24	970	1,077
(Various Judicial Council Projs.) Series 2011 D, 5% 12/1/21	2,430	2,647
Golden State Tobacco Securitization Corp. Tobacco Settlement Rev.:
Series 2013 A, 5% 6/1/29	4,855	5,372
Series 2017 A1:
5% 6/1/25	3,885	4,306
5% 6/1/26	970	1,081
Series A, 0% 6/1/24 (AMBAC Insured)	5,840	5,135
Los Angeles Cmnty. College District Series 2008 A, 6% 8/1/33 (Pre-Refunded to 8/1/19 @ 100)	3,885	3,984
Los Angeles Dept. of Wtr. & Pwr. Rev. Series 2015 A, 5% 7/1/29	9,710	11,241
Los Angeles Wastewtr. Sys. Rev. Series 2009 A, 5.75% 6/1/34 (Pre-Refunded to 6/1/19 @ 100)	1,730	1,760
Modesto Irrigation District Elec. Rev. Series 2011 A:
5% 7/1/22	970	1,049
5% 7/1/23	3,690	3,981
Northern California Pwr. Agcy. Rev. (Hydroelectric #1 Proj.) Series 2010 A:
5% 7/1/19	1,150	1,170
5% 7/1/22	2,185	2,220
Oakland Gen. Oblig. Series 2009 B, 6% 1/15/34 (Pre-Refunded to 1/15/19 @ 100)	1,440	1,442
Oakland Unified School District Alameda County Series 2015 A:
5% 8/1/26 (FSA Insured)	3,400	3,978
5% 8/1/28	970	1,128
Oakland-Alameda County Coliseum Auth. (Oakland Coliseum Proj.) Series 2012 A, 5% 2/1/23	5,695	6,231
Port of Oakland Rev. Series 2012 P, 5% 5/1/22 (d)	4,855	5,299
Poway Unified School District Pub. Fing.:
5% 9/1/25	1,115	1,252
5% 9/1/28	1,550	1,704
5% 9/1/32	1,630	1,761
Sacramento City Fing. Auth. Rev. Series A, 0% 12/1/26 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	3,025	2,405
San Bernardino County Ctfs. of Prtn. (Arrowhead Proj.) Series 2009 A, 5.25% 8/1/26	2,135	2,176
San Diego Convention Ctr. Expansion Series 2012 A, 5% 4/15/23	8,645	9,523
San Diego Pub. Facilities Fing. Auth. Swr. Rev. Series 2009 A, 5% 5/15/22 (Pre-Refunded to 5/15/19 @ 100)	1,940	1,965
San Diego Unified School District Series 2008 C, 0% 7/1/34	2,525	1,473
San Marcos Unified School District Series 2010 B:
0% 8/1/35	3,570	1,979
0% 8/1/37	1,940	980
Santa Monica-Malibu Unified School District Series 1999, 0% 8/1/20 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,845	1,794
Union Elementary School District Series A, 0% 9/1/20 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,270	1,233
Univ. of California Revs. Series 2016, 5.25% 5/15/39 (Pre-Refunded to 5/15/19 @ 100)	1,025	1,039
Washington Township Health Care District Gen. Oblig. Series 2013 A, 5.5% 8/1/40	3,400	3,913
West Contra Costa Unified School District Series 2012, 5% 8/1/26	7,665	8,469

TOTAL CALIFORNIA		235,729

Colorado - 1.0%
Colorado Health Facilities Auth. (Parkview Med. Ctr., Inc. Proj.) Series 2016, 5% 9/1/46	6,310	6,853
Colorado Health Facilities Auth. Retirement Hsg. Rev. (Liberty Heights Proj.) 0% 7/15/22 (Escrowed to Maturity)	12,460	11,525
Colorado Health Facilities Auth. Rev. Bonds Series 2008 D3, 5%, tender 11/12/21 (a)	7,365	7,857
Colorado Univ. Co. Hosp. Auth. Rev. Bonds Series 2017C-2, 5%, tender 3/1/22 (a)	7,085	7,597
Denver City & County Arpt. Rev. Series 2017 A:
5% 11/15/24 (d)	2,230	2,543
5% 11/15/27 (d)	1,025	1,207
5% 11/15/28 (d)	4,855	5,676
5% 11/15/29 (d)	4,855	5,647
5% 11/15/30 (d)	3,885	4,489
E-470 Pub. Hwy. Auth. Rev.:
Series 2000 B, 0% 9/1/20 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	4,765	4,582
Series 2010 A:
0% 9/1/35	1,940	991
0% 9/1/37	2,915	1,364
0% 9/1/38	3,650	1,628

TOTAL COLORADO		61,959

Connecticut - 1.2%
Connecticut Gen. Oblig.:
Series 2012 E, 5% 9/15/23	2,915	3,163
Series 2016 A, 5% 3/15/26	2,940	3,336
Series 2016 E:
5% 10/15/26	3,445	3,933
5% 10/15/29	4,975	5,533
Series 2018 E:
5% 9/15/27	4,050	4,646
5% 9/15/28	4,000	4,614
5% 9/15/29	4,000	4,543
5% 9/15/30	4,000	4,518
Series 2018 F, 5% 9/15/27	1,000	1,147
Connecticut Health & Edl. Facilities Auth. Rev.:
Bonds Series 2015 A, 2.05%, tender 7/21/21 (a)	34,610	34,712
Series 2018 S:
5% 7/1/26	2,200	2,551
5% 7/1/29	970	1,139

TOTAL CONNECTICUT		73,835

Delaware, New Jersey - 0.1%
Delaware River & Bay Auth. Rev. Series 2014 C:
5% 1/1/22	2,915	3,171
5% 1/1/24	1,235	1,402
5% 1/1/25	2,670	3,022

TOTAL DELAWARE, NEW JERSEY		7,595

District Of Columbia - 0.8%
District of Columbia Income Tax Rev. Series 2011 A, 5% 12/1/36	4,080	4,363
District of Columbia Rev. Series A, 5% 6/1/40	6,505	6,722
Metropolitan Washington DC Arpts. Auth. Sys. Rev.:
Series 2017 A:
5% 10/1/29 (d)	5,445	6,327
5% 10/1/31 (d)	2,335	2,684
5% 10/1/34 (d)	1,940	2,203
5% 10/1/36 (d)	1,820	2,052
Series 2018 A:
5% 10/1/28 (d)	3,885	4,602
5% 10/1/29 (d)	4,030	4,748
5% 10/1/30 (d)	3,165	3,705
5% 10/1/31 (d)	4,540	5,285
Washington D.C. Metropolitan Transit Auth. Rev. Series 2017 B, 5% 7/1/34	7,990	9,271

TOTAL DISTRICT OF COLUMBIA		51,962

Florida - 11.9%
Brevard County School Board Ctfs. of Prtn.:
Series 2014:
5% 7/1/27	3,205	3,647
5% 7/1/30	7,240	8,176
Series 2015 C, 5% 7/1/24	2,915	3,334
Broward County Arpt. Sys. Rev.:
Series 2012 Q1, 5% 10/1/23	3,010	3,324
Series 2017:
5% 10/1/28 (d)	970	1,124
5% 10/1/30 (d)	2,050	2,350
5% 10/1/31 (d)	3,100	3,538
Series A:
5% 10/1/29 (d)	4,090	4,575
5% 10/1/31 (d)	2,915	3,238
5% 10/1/32 (d)	3,885	4,304
Broward County School Board Ctfs. of Prtn.:
(Broward County School District) Series 2012 A:
5% 7/1/25	1,450	1,579
5% 7/1/26	4,320	4,693
Series 2012 A:
5% 7/1/21	5,225	5,614
5% 7/1/22	4,855	5,339
5% 7/1/25 (Pre-Refunded to 7/1/22 @ 100)	4,020	4,427
5% 7/1/26 (Pre-Refunded to 7/1/22 @ 100)	19,555	21,532
Series 2015 A:
5% 7/1/26	11,170	12,921
5% 7/1/27	8,900	10,226
5% 7/1/28	3,885	4,441
Series 2015 B:
5% 7/1/25	2,100	2,442
5% 7/1/26	11,335	13,112
5% 7/1/27	7,670	8,813
5% 7/1/28	13,120	14,999
Series 2016, 5% 7/1/32	2,430	2,779
Citizens Property Ins. Corp. Series 2012 A1:
5% 6/1/21	2,630	2,818
5% 6/1/22	2,100	2,307
Clearwater Wtr. and Swr. Rev. Series 2011:
5% 12/1/21	1,260	1,369
5% 12/1/23 (Pre-Refunded to 12/1/21 @ 100)	2,180	2,374
5% 12/1/24 (Pre-Refunded to 12/1/21 @ 100)	2,295	2,500
Duval County School Board Ctfs. of Prtn. Series 2015 B:
5% 7/1/27	4,260	4,889
5% 7/1/28	970	1,110
5% 7/1/30	6,440	7,333
Florida Board of Ed. Pub. Ed. Cap. Outlay:
Series 2009 D, 5% 6/1/21	2,700	2,762
Series 2011 C:
5% 6/1/20	12,022	12,561
5% 6/1/22	9,711	10,417
Series 2011 E, 5% 6/1/24	4,855	5,198
Florida Mid-Bay Bridge Auth. Rev. Series 2015 A:
5% 10/1/27	3,495	3,932
5% 10/1/28	4,855	5,431
5% 10/1/29	2,645	2,945
5% 10/1/30	2,405	2,663
Florida Muni. Pwr. Agcy. Rev.:
(Requirements Pwr. Supply Proj.) Series 2016 A:
5% 10/1/30	1,775	2,063
5% 10/1/31	1,940	2,245
(St. Lucie Proj.) Series 2012 A, 5% 10/1/26	11,945	13,086
(Stanton II Proj.) Series 2012 A, 5% 10/1/22	2,750	3,038
Series 2015 B:
5% 10/1/24	970	1,117
5% 10/1/27	1,455	1,687
Greater Orlando Aviation Auth. Arpt. Facilities Rev. Series 2017 A:
5% 10/1/28 (d)	3,380	3,922
5% 10/1/30 (d)	1,970	2,266
Halifax Hosp. Med. Ctr. Rev.:
5% 6/1/28	1,245	1,381
5% 6/1/35	2,430	2,619
Highlands County Health Facilities Auth. Rev. Series 2008:
6% 11/15/37	11,625	12,029
6% 11/15/37 (Pre-Refunded to 11/15/19 @ 100)	30	31
Hillsborough Co. Sldwst and Resource Receivables Series 2016 A:
5% 9/1/20 (d)	1,320	1,383
5% 9/1/21 (d)	1,260	1,351
5% 9/1/22 (d)	1,600	1,753
5% 9/1/23 (d)	1,940	2,166
5% 9/1/24 (d)	2,135	2,417
5% 9/1/25 (d)	2,150	2,465
5% 9/1/26 (d)	2,200	2,553
Hillsborough County Indl. Dev. Auth. Indl. Dev. Rev. (Health Facilities/Univ. Cmnty. Hosp. Proj.) Series 2008 B, 8% 8/15/32 (Pre-Refunded to 8/15/19 @ 101)	3,495	3,661
Indian River County School Board Ctfs. of Prtn. Series 2014:
5% 7/1/24	2,595	2,962
5% 7/1/25	1,940	2,252
Indian River County Wtr. & Swr. Rev.:
5% 9/1/21	1,800	1,837
5% 9/1/22	2,205	2,248
Jacksonville Elec. Auth. Elec. Sys. Rev. Series 2017 B, 5% 10/1/26	6,680	7,691
Jacksonville Sales Tax Rev. Series 2012:
5% 10/1/22	3,885	4,261
5% 10/1/23	5,165	5,678
JEA Wtr. & Swr. Sys. Rev. Series 2010 C:
5% 10/1/20	545	549
5% 10/1/20 (Pre-Refunded to 4/1/19 @ 100)	1,190	1,199
Lake County School Board Ctfs. of Prtn. Series 2014 A:
5% 6/1/25 (FSA Insured)	970	1,093
5% 6/1/26 (FSA Insured)	1,750	1,964
5% 6/1/28 (FSA Insured)	485	541
Manatee County School District Series 2017, 5% 10/1/25 (FSA Insured)	1,940	2,267
Miami-Dade County Aviation Rev.:
Series 2010 A, 5.375% 10/1/41 (Pre-Refunded to 10/1/20 @ 100)	4,565	4,844
Series 2010 B, 5% 10/1/35 (FSA Insured)	9,930	10,347
Series 2010, 5% 10/1/22	2,970	3,125
Series 2012 A:
5% 10/1/22 (d)	2,915	3,188
5% 10/1/24 (d)	9,710	10,565
5% 10/1/24	2,100	2,309
Series 2014 A:
5% 10/1/27 (d)	1,770	1,968
5% 10/1/29 (d)	2,725	3,006
5% 10/1/33 (d)	5,440	5,947
5% 10/1/37	7,185	7,918
Series 2015 A, 5% 10/1/35 (d)	2,430	2,646
Series 2016 A:
5% 10/1/30	2,430	2,805
5% 10/1/31	970	1,115
Series 2017 B, 5% 10/1/20 (d)	3,580	3,747
Miami-Dade County Cap. Asset Acquisition:
Series 2012 A, 5% 10/1/25	2,185	2,402
Series 2016:
5% 10/1/28	5,385	6,257
5% 10/1/29	3,985	4,588
5% 10/1/30	7,215	8,259
Miami-Dade County Expressway Auth.:
Series 2010 A, 5% 7/1/40	7,965	8,274
Series 2014 A, 5% 7/1/44	2,815	3,070
Series A:
5% 7/1/31	1,455	1,671
5% 7/1/32	3,865	4,425
5% 7/1/33	3,205	3,658
5% 7/1/34	970	1,103
Miami-Dade County Gen. Oblig. (Parks Prog.) Series 2015 A, 5% 11/1/23	3,955	4,489
Miami-Dade County Pub. Facilities Rev. (Jackson Health Sys. Proj.) Series 2005 B, 5% 6/1/20 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	6,985	7,283
Miami-Dade County School Board Ctfs. of Prtn.:
Series 2014 D:
5% 11/1/24	11,340	13,007
5% 11/1/25	11,880	13,426
5% 11/1/26	7,720	8,823
Series 2015 A, 5% 5/1/27 (FSA Insured)	4,100	4,691
Series 2015 B, 5% 5/1/28	13,295	15,087
Series 2015 D:
5% 2/1/29	3,935	4,485
5% 2/1/30	6,310	7,161
Series 2016 A:
5% 8/1/27	7,340	8,506
5% 5/1/31	19,200	21,695
Miami-Dade County Transit Sales Surtax Rev. Series 2012:
5% 7/1/21	1,240	1,333
5% 7/1/42	1,625	1,749
Orange County Health Facilities Auth.:
(Orlando Health, Inc.) Series 2009, 5.25% 10/1/20	4,390	4,501
Series 2012 A, 5% 10/1/42	12,285	13,062
Series 2012 B, 5% 10/1/42	5,050	5,369
Orange County School Board Ctfs. of Prtn.:
Series 2012 B, 5% 8/1/26 (Pre-Refunded to 8/1/22 @ 100)	3,885	4,300
Series 2015 C, 5% 8/1/29	6,800	7,776
Orlando & Orange County Expressway Auth. Rev. Series 2012, 5% 7/1/20	1,940	2,030
Orlando Utils. Commission Util. Sys. Rev.:
Series 2011 B:
5% 10/1/19	1,455	1,490
5% 10/1/20	3,400	3,585
Series 2012 A:
5% 10/1/23	1,650	1,870
5% 10/1/25	875	1,028
Palm Beach County Health Facilities Auth. Hosp. Rev. Series 2014:
5% 12/1/23	330	366
5% 12/1/24	660	742
Palm Beach County School Board Ctfs. of Prtn.:
(Palm Beach County School District Proj.) Series 2018 A:
5% 8/1/22	1,865	2,059
5% 8/1/23	1,115	1,259
5% 8/1/24	1,270	1,457
5% 8/1/25	4,550	5,302
5% 8/1/26	1,880	2,220
(Palm Beach County School District) Series 2017 A, 5% 8/1/26	21,905	25,863
Series 2014 B, 5% 8/1/25	3,110	3,624
Series 2015 B:
5% 8/1/25	1,580	1,841
5% 8/1/27	8,045	9,305
5% 8/1/28	5,325	6,124
Series 2015 D:
5% 8/1/26	23,370	27,185
5% 8/1/27	10,595	12,255
5% 8/1/28	3,620	4,163
5% 8/1/26	10,160	11,819
Palm Beach County Solid Waste Auth. Rev. Series 2011, 5% 10/1/24	8,350	9,041
Saint Lucie County School Board Ctfs. of Prtn. Series 2013 A:
5% 7/1/25	1,940	2,152
5% 7/1/27	4,130	4,548
Seminole County School Board Ctfs. of Prtn. Series 2016 C:
5% 7/1/23	1,940	2,177
5% 7/1/24	1,700	1,941
South Florida Wtr. Mgmt. District Ctfs. of Prtn. Series 2015, 5% 10/1/30	3,885	4,466
South Lake County Hosp. District (South Lake Hosp., Inc.) Series 2009 A, 6.25% 4/1/39	2,620	2,641
South Miami Health Facilities Auth. Hosp. Rev. (Baptist Med. Ctr., FL. Proj.) Series 2017:
5% 8/15/24	2,460	2,798
5% 8/15/25	3,980	4,594
Tallahassee Health Facilities Rev.:
(Tallahassee Memorial Healthcare, Inc. Proj.) Series 2016 A:
5% 12/1/19	515	528
5% 12/1/20	100	105
5% 12/1/21	1,095	1,175
Series 2015 A, 5% 12/1/40	1,750	1,879
Tampa Bay Wtr. Reg'l. Wtr. Supply Auth. Util. Sys. Rev.:
Series 2001 A, 6% 10/1/29	2,430	3,187
Series 2005, 5.5% 10/1/22 (FGIC Insured)	2,335	2,633
Tampa Health Sys. Rev. Series 2010, 5% 11/15/19	1,455	1,495
Tampa Solid Waste Sys. Rev. Series 2010, 5% 10/1/19 (FSA Insured) (d)	5,795	5,920
Tampa Tax Allocation (H. Lee Moffitt Cancer Ctr. Proj.) Series 2012 A, 5% 9/1/28	1,845	2,014
Volusia County School Board Ctfs. of Prtn. (Florida Master Lease Prog.) Series 2016 A, 5% 8/1/32 (Build America Mutual Assurance Insured)	4,855	5,473

TOTAL FLORIDA		757,245

Georgia - 1.9%
Atlanta Wtr. & Wastewtr. Rev.:
5% 11/1/27	970	1,122
5% 11/1/29	2,430	2,791
Colquitt County Dev. Auth. Rev. Series C, 0% 12/1/21 (Escrowed to Maturity)	6,810	6,401
DeKalb County Hosp. Auth. Rev. (DeKalb Med. Ctr., Inc. Proj.) Series 2010:
6% 9/1/30 (Pre-Refunded to 9/1/20 @ 100)	5,630	5,996
6.125% 9/1/40 (Pre-Refunded to 9/1/20 @ 100)	10,485	11,188
DeKalb County Wtr. & Swr. Rev. Series 2011 A, 5.25% 10/1/25	1,435	1,561
Georgia Muni. Elec. Auth. Pwr. Rev.:
(Proj. One) Series 2008 A, 5.25% 1/1/20	1,580	1,628
(Unrefunded Balance Proj.) Series 2008, 5.75% 1/1/19 (Escrowed to Maturity)	2,905	2,905
Series 2011 A, 5% 1/1/21	8,960	9,413
Series GG:
5% 1/1/24	3,520	3,855
5% 1/1/25	1,215	1,329
5% 1/1/26	4,855	5,296
Georgia Muni. Gas Auth. Rev. (Gas Portfolio III Proj.):
Series 2014 U, 5% 10/1/24	1,360	1,554
Series Q, 5% 10/1/22	1,940	2,140
Series S:
5% 10/1/22	1,240	1,368
5% 10/1/24	2,355	2,587
Main Street Natural Gas, Inc. Bonds Series 2018 C, 4%, tender 12/1/23 (a)	28,250	29,830
Metropolitan Atlanta Rapid Transit Auth. Sales Tax Rev. Third Series 2009 A, 5.25% 7/1/36 (Pre-Refunded to 7/1/19 @ 100)	11,265	11,462
Monroe County Dev. Auth. Poll. Cont. Rev. Bonds (Georgia Pwr. Co. Plant Scherer Proj.) Series 2009, 2.35%, tender 12/11/20 (a)	6,590	6,536
Richmond County Hosp. Auth. (Univ. Health Svcs., Inc. Proj.) Series 2009, 5.5% 1/1/36 (Pre-Refunded to 1/1/19 @ 100)	10,680	10,680

TOTAL GEORGIA		119,642

Hawaii - 0.2%
Hawaii Arpts. Sys. Rev. Series 2015 A, 5% 7/1/45 (d)	3,945	4,317
Honolulu City & County Gen. Oblig. Series 2017 D:
5% 9/1/22	3,885	4,307
5% 9/1/26	3,110	3,706

TOTAL HAWAII		12,330

Idaho - 0.3%
Idaho Hsg. & Fin. Assoc. Single Family Mtg.:
(Idaho St Garvee Proj.) Series 2017 A:
5% 7/15/20	1,980	2,069
5% 7/15/21	2,955	3,171
5% 7/15/22	3,285	3,607
5% 7/15/23	1,575	1,766
5% 7/15/24	1,260	1,437
(Idaho St Garvee proj.) Series 2017 A, 5% 7/15/25	1,260	1,460
(Idaho St Garvee Proj.) Series 2017 A, 5% 7/15/27	3,140	3,705

TOTAL IDAHO		17,215

Illinois - 15.1%
Chicago Board of Ed.:
Series 1999 A, 5.25% 12/1/21 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,455	1,546
Series 2010 F, 5% 12/1/20	1,030	1,060
Series 2011 A:
5% 12/1/41	2,075	2,075
5.5% 12/1/39	5,730	5,816
Series 2012 A, 5% 12/1/42	1,880	1,880
Series 2015 C, 5.25% 12/1/39	1,455	1,478
Series 2016 B, 6.5% 12/1/46	700	779
Series 2017 A, 7% 12/1/46 (c)	2,400	2,785
Series 2017 C, 5% 12/1/26	905	954
Series 2017 D, 5% 12/1/27	2,500	2,632
Series 2018 A:
5% 12/1/27	6,280	6,612
5% 12/1/33	700	720
5% 12/1/34	1,400	1,433
Series 2018 C:
5% 12/1/24	725	761
5% 12/1/25	15,335	16,130
5% 12/1/26	4,625	4,875
5% 12/1/46	5,795	5,752
Chicago Gen. Oblig. (City Colleges Proj.) Series 1999, 0% 1/1/20 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	16,810	16,368
Chicago Midway Arpt. Rev.:
Series 2014 A, 5% 1/1/32 (d)	6,310	6,830
Series 2014 B:
5% 1/1/19	340	340
5% 1/1/22	970	1,047
5% 1/1/24	3,235	3,624
Series 2016 A:
5% 1/1/29 (d)	2,155	2,402
5% 1/1/30 (d)	3,290	3,643
5% 1/1/31 (d)	2,430	2,681
Chicago O'Hare Int'l. Arpt. Rev.:
Series 2010 D, 5.25% 1/1/19 (d)	4,975	4,975
Series 2011 B, 5% 1/1/20	4,300	4,431
Series 2011 C, 6.5% 1/1/41 (Pre-Refunded to 1/1/21 @ 100)	14,055	15,340
Series 2012 A, 5% 1/1/22	1,700	1,848
Series 2012 B, 5% 1/1/22 (d)	6,800	7,300
Series 2016 C:
5% 1/1/22	2,155	2,342
5% 1/1/23	1,360	1,510
5% 1/1/24	1,455	1,645
5% 1/1/25	2,185	2,506
5% 1/1/26	1,940	2,252
5% 1/1/33	2,305	2,575
5% 1/1/34	2,670	2,973
Series 2017 D:
5% 1/1/27 (d)	2,065	2,361
5% 1/1/28 (d)	460	523
5% 1/1/31 (d)	2,850	3,192
5% 1/1/33 (d)	1,455	1,616
Chicago O'Hare Int'l. Arpt. Spl. Facilities Rev. Series 2018, 5% 7/1/38 (d)	2,470	2,719
Chicago Transit Auth. Cap. Grant Receipts Rev. Series 2017:
5% 6/1/22	1,685	1,824
5% 6/1/23	1,520	1,674
Chicago Wastewtr. Transmission Rev. Series 2012, 5% 1/1/23	1,260	1,350
Chicago Wtr. Rev. Series 2017, 5.25% 11/1/33 (FSA Insured)	990	992
Cook County Forest Preservation District:
Series 2012 B:
5% 12/15/23	970	1,042
5% 12/15/24	1,310	1,401
Series 2012 C, 5% 12/15/25	2,060	2,195
Cook County Gen. Oblig.:
Series 2010 A, 5.25% 11/15/24	17,405	18,243
Series 2010 G, 5% 11/15/25	2,855	2,972
Series 2011 A, 5.25% 11/15/24	1,455	1,557
Series 2012 C:
5% 11/15/22	2,000	2,186
5% 11/15/23	4,835	5,274
5% 11/15/24	18,115	19,634
5% 11/15/25 (FSA Insured)	505	551
Cook, Kane Lake & McHenry Countys Cmnty. College District #512 Series 2017 B, 5% 12/1/24	5,140	5,958
Grundy & Will Counties Cmnty. School Gen. Obligan Series 2018, 5% 2/1/29	1,190	1,360
Illinois Dev. Fin. Auth. Retirement Hsg. Regency Park Rev. 0% 7/15/23 (Escrowed to Maturity)	28,065	25,267
Illinois Fin. Auth. Rev.:
(Bradley Univ. Proj.) Series 2017 C:
5% 8/1/22	1,340	1,453
5% 8/1/24	1,480	1,652
(Centegra Health Sys. Proj.) Series 2014 A, 5% 9/1/34	585	650
(Northwestern Memorial Hosp.,IL. Proj.) Series 2017 A:
5% 7/15/25	1,385	1,606
5% 7/15/26	1,940	2,278
5% 7/15/28	2,040	2,419
(OSF Healthcare Sys.) Series 2018 A:
5% 5/15/29	9,870	11,545
5% 5/15/30	9,845	11,406
5% 5/15/31	21,400	24,636
(Palos Cmnty. Hosp. Proj.) Series 2010 C, 5% 5/15/19	3,825	3,864
(Presence Health Proj.) Series 2016 C:
5% 2/15/26	2,590	3,024
5% 2/15/29	4,570	5,328
5% 2/15/36	2,200	2,473
(Presence Health) Series 2016 C, 5% 2/15/28	6,800	7,971
(Provena Health Proj.) Series 2010 A:
6% 5/1/20 (Escrowed to Maturity)	2,000	2,107
6.25% 5/1/21 (Pre-Refunded to 5/1/20 @ 100)	6,210	6,563
(Rosalind Franklin Univ. Research Bldg. Proj.) Series 2017 C, 5% 8/1/49	845	899
(Rush Univ. Med. Ctr. Proj.) Series 2015 A, 5% 11/15/34	1,980	2,191
(Silver Cross Health Sys. Proj.) Series 2015 C, 5% 8/15/27	875	978
Bonds:
(Ascension Health Cr. Group Proj.) Series 2012 E2, 1.75%, tender 4/1/21 (a)	1,885	1,864
Series 2017 B, 5%, tender 12/15/22 (a)	15,020	16,627
Series 2009:
5% 8/15/23	3,035	3,174
5% 8/15/23 (Pre-Refunded to 8/15/20 @ 100)	1,530	1,604
7% 8/15/44 (Pre-Refunded to 8/15/19 @ 100)	12,540	12,930
Series 2010 A:
5.5% 8/15/24 (Pre-Refunded to 2/15/20 @ 100)	2,085	2,167
5.75% 8/15/29 (Pre-Refunded to 2/15/20 @ 100)	1,400	1,459
Series 2011 IL, 5% 12/1/22 (Pre-Refunded to 12/1/21 @ 100)	2,030	2,202
Series 2012 A, 5% 5/15/23	1,435	1,557
Series 2012:
5% 9/1/32	7,865	8,491
5% 9/1/38	10,595	11,320
5% 11/15/43	3,170	3,322
Series 2013:
5% 11/15/26	2,600	2,824
5% 11/15/29	780	842
5% 5/15/43	7,665	7,980
Series 2015 A:
5% 11/15/21	410	443
5% 11/15/27	1,015	1,158
5% 11/15/28	1,215	1,379
5% 11/15/29	1,830	2,070
5% 11/15/32	3,375	3,767
5% 11/15/45	2,390	2,560
Series 2015 C:
5% 8/15/35	5,925	6,446
5% 8/15/44	28,260	30,175
Series 2016 A:
5% 2/15/24	1,455	1,637
5% 2/15/25	995	1,135
5% 2/15/26	1,455	1,675
5% 7/1/30	2,545	2,879
5% 8/15/33	3,205	3,506
5% 7/1/34	1,650	1,826
5% 7/1/36	5,715	6,284
Series 2016 C:
3.75% 2/15/34	1,250	1,250
4% 2/15/36	5,330	5,445
4% 2/15/41	16,270	16,393
5% 2/15/22	1,250	1,362
5% 2/15/24	565	641
5% 2/15/31	1,650	1,900
5% 2/15/32	12,195	13,959
5% 2/15/33	4,855	5,527
5% 2/15/41	10,620	11,776
Series 2016:
5% 5/15/28	2,380	2,721
5% 5/15/29	1,330	1,514
5% 12/1/29	1,755	1,973
5% 12/1/40	4,765	5,096
5% 12/1/46	3,250	3,461
Series 2017 A, 5% 8/1/47	750	799
Series 2017:
5% 7/1/29	5,030	5,888
5% 1/1/30	4,855	5,668
5% 7/1/31	8,630	9,982
Series 2018 A, 5% 1/1/44	19,010	20,479
5% 11/15/26	2,940	3,359
Illinois Gen. Oblig.:
Series 2006, 5% 1/1/19	3,110	3,110
Series 2010, 5% 1/1/21 (FSA Insured)	11,655	11,953
Series 2012 A:
4% 1/1/23	2,130	2,154
5% 1/1/33	3,495	3,561
Series 2012:
5% 8/1/19	4,345	4,408
5% 3/1/20	3,210	3,286
5% 3/1/21	2,670	2,768
5% 8/1/21	1,555	1,620
5% 3/1/22	4,855	5,083
5% 8/1/22	6,410	6,744
5% 8/1/23	3,310	3,508
Series 2013, 5.5% 7/1/38	3,885	4,064
Series 2014:
5% 4/1/23	7,400	7,819
5% 2/1/26	2,195	2,308
5% 2/1/27	2,590	2,715
5% 4/1/28	2,070	2,162
5% 5/1/28	910	951
5% 5/1/32	2,430	2,504
5% 5/1/33	6,410	6,597
5.25% 2/1/31	10,195	10,642
Series 2016:
5% 11/1/20	4,050	4,182
5% 1/1/22	7,480	7,816
5% 2/1/23	1,530	1,614
5% 6/1/25	7,620	8,136
5% 6/1/26	1,035	1,108
5% 2/1/27	11,790	12,647
5% 2/1/28	5,965	6,360
5% 2/1/29	5,605	5,941
Series 2017 D:
5% 11/1/25	13,645	14,587
5% 11/1/26	13,050	13,991
Illinois Muni. Elec. Agcy. Pwr. Supply Series 2015 A:
5% 2/1/28	9,710	11,066
5% 2/1/31	3,465	3,909
Illinois Reg'l. Trans. Auth. Series 2017 A:
5% 7/1/20	2,430	2,536
5% 7/1/21	2,380	2,537
Illinois Toll Hwy. Auth. Toll Hwy. Rev.:
Series 2014 D, 5% 1/1/24	5,890	6,669
Series 2015 A, 5% 1/1/40	12,335	13,689
Series 2016 A, 5% 12/1/31	1,735	1,959
Joliet School District #86 Gen. Oblig. Series 2002, 0% 11/1/21 (FSA Insured)	6,670	6,224
Kane, Cook & DuPage Counties School District #46 Elgin Series 2003 B, 0% 1/1/22 (Escrowed to Maturity)	4,040	3,792
Kane, McHenry, Cook & DeKalb Counties Unit School District #300:
Series 2017, 5% 1/1/29	1,790	2,060
5% 1/1/26	8,660	9,832
Lake County Cmnty. High School District #117, Antioch Series 2000 B, 0% 12/1/20 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	5,145	4,884
McHenry & Kane Counties Cmnty. Consolidated School District #158 Series 2004, 0% 1/1/24 (FSA Insured)	7,810	6,767
McHenry County Cmnty. School District #200 Series 2006 B:
0% 1/15/24	7,205	6,283
0% 1/15/25	7,510	6,327
0% 1/15/26	5,645	4,582
McHenry County Conservation District Gen. Oblig. Series 2014:
5% 2/1/24	2,235	2,529
5% 2/1/27	5,825	6,624
Metropolitan Pier & Exposition:
(McCormick Place Expansion Proj.):
Series 1992 A, 0% 6/15/20 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	2,570	2,459
Series 1996 A, 0% 6/15/23 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	3,595	3,074
Series 2010 B1:
0% 6/15/43 (FSA Insured)	15,370	5,092
0% 6/15/44 (FSA Insured)	36,320	11,472
0% 6/15/47 (FSA Insured)	3,870	1,058
Series 2012 B, 0% 12/15/51	47,100	9,180
Series 2002:
0% 12/15/23	4,015	3,365
0% 12/15/23 (Escrowed to Maturity)	100	89
Railsplitter Tobacco Settlement Auth. Rev.:
Series 2010, 5.5% 6/1/23 (Pre-Refunded to 6/1/21 @ 100)	6,440	6,979
Series 2017:
5% 6/1/23	10,460	11,527
5% 6/1/24	13,685	15,318
Univ. of Illinois Rev.:
(Auxiliary Facilities Sys. Proj.) Series 2009 A, 5.75% 4/1/38 (Pre-Refunded to 4/1/19 @ 100)	2,595	2,620
Series 2013:
6% 10/1/42	3,785	4,237
6.25% 10/1/38	3,785	4,289
Will County Cmnty. Unit School District #365-U Series 2007 B, 0% 11/1/26 (FSA Insured)	5,600	4,412

TOTAL ILLINOIS		957,129

Indiana - 2.5%
Hobart Bldg. Corp. Series 2006, 6.5% 1/15/29 (Pre-Refunded to 1/15/20 @ 100)	11,050	11,577
Indiana Fin. Auth. Econ. Dev. Rev. Bonds (Republic Svcs., Inc. Proj.) Series A, 2.35%, tender 3/1/19 (a)(d)	8,000	7,999
Indiana Fin. Auth. Hosp. Rev. Series 2013, 5% 8/15/25	3,020	3,374
Indiana Fin. Auth. Rev.:
(Cmnty. Foundation of Northwest Indiana Obligated Group) Series 2016, 5% 9/1/25	970	1,121
Series 2012:
5% 3/1/22	970	1,048
5% 3/1/23	1,455	1,580
5% 3/1/30	1,020	1,096
5% 3/1/41	5,155	5,475
Series 2015, 5% 3/1/36	8,060	8,799
Series 2016:
5% 9/1/26	970	1,133
5% 9/1/29	485	554
5% 9/1/36	2,090	2,309
Indiana Fin. Auth. Wastewtr. Util. Rev.:
(CWA Auth. Proj.):
Series 2012 A, 5% 10/1/25	2,100	2,331
Series 2015 A:
5% 10/1/26	2,405	2,764
5% 10/1/28	1,145	1,309
Series 2011 A, 5.25% 10/1/24	3,910	4,248
Indiana Muni. Pwr. Agcy. Pwr. Supply Sys. Rev. Series 2012 A:
5% 1/1/24	690	755
5% 1/1/24 (Pre-Refunded to 7/1/22 @ 100)	280	309
5% 1/1/25	695	759
5% 1/1/25 (Pre-Refunded to 7/1/22 @ 100)	275	304
5% 1/1/26	1,895	2,063
5% 1/1/26 (Pre-Refunded to 7/1/22 @ 100)	770	851
Indianapolis Thermal Energy Sys.:
Series 2010 B:
5% 10/1/20	8,070	8,476
5% 10/1/21	5,340	5,757
Series 2016 A:
5% 10/1/24	10,585	12,041
5% 10/1/25	11,400	13,113
Lake Central Multi-District School Bldg. Corp. Series 2012 B:
4% 1/15/22	1,415	1,496
5% 7/15/22	970	1,065
5% 7/15/23	2,620	2,897
5% 7/15/24	4,065	4,502
5% 7/15/25	4,205	4,650
Whiting Envir. Facilities Rev.:
(BP Products North America, Inc. Proj.) Series 2009, 5.25% 1/1/21	7,170	7,590
Bonds (BP Products North America, Inc. Proj.) Series 2015, 5%, tender 11/1/22 (a)(d)	30,990	33,635

TOTAL INDIANA		156,980

Iowa - 0.1%
Iowa Fin. Auth. Rev. Series A:
5% 5/15/43	1,410	1,457
5% 5/15/48	2,465	2,538

TOTAL IOWA		3,995

Kansas - 0.2%
Kansas Dev. Fin. Agcy. Series 2009:
5% 11/15/19	265	272
5% 11/15/19 (Escrowed to Maturity)	10	10
Kansas Dev. Fin. Auth. Health Facilities Rev.:
(Hayes Med. Ctr., Inc. Proj.) Series 2010 Q, 5% 5/15/20 (Pre-Refunded to 5/15/19 @ 100)	1,080	1,093
(KU Health Sys. Proj.) Series 2011 H, 5% 3/1/25	970	1,003
Wyandotte County/Kansas City Unified Govt. Util. Sys. Rev.:
Series 2012 A:
5% 9/1/23	995	1,091
5% 9/1/24	4,285	4,697
Series 2012 B, 5% 9/1/24	1,455	1,595
Series 2016 A:
5% 9/1/30	970	1,103
5% 9/1/32	1,115	1,262

TOTAL KANSAS		12,126

Kentucky - 2.3%
Kenton County Arpt. Board Arpt. Rev. Series 2016:
5% 1/1/25	800	912
5% 1/1/26	585	675
5% 1/1/29	1,555	1,771
5% 1/1/30	1,625	1,842
Kentucky Bond Dev. Corp. (Lexington Ctr. Corp. Proj.) Series 2018 A:
5% 9/1/26	1,745	2,024
5% 9/1/28	1,880	2,211
5% 9/1/30	520	601
Kentucky Econ. Dev. Fin. Auth. Hosp. Rev. Series 2015 A:
5% 6/1/25	1,725	1,904
5% 6/1/26	1,815	1,995
5% 6/1/27	1,910	2,090
5% 6/1/28	2,005	2,179
5% 6/1/29	2,105	2,279
5% 6/1/30	2,215	2,384
Kentucky Econ. Dev. Fin. Auth. Rev. Louisville Arena Auth., Inc. Series 2017 A, 5% 12/1/47 (FSA Insured)	1,485	1,592
Kentucky State Property & Buildings Commission Rev.:
(#106 Proj.) Series 2013 A, 5% 10/1/27	3,755	4,160
(Kentucky St Proj.) Series D, 5% 5/1/21	1,850	1,965
(Kentucky St Proj.):
Series D, 5% 5/1/26	1,180	1,346
Series D:
5% 5/1/27	970	1,116
5% 5/1/28	970	1,111
(Proj. No. 112) Series 2016 B, 5% 11/1/27	9,595	11,011
(Proj. No. 119) Series 2018:
5% 5/1/28	4,855	5,644
5% 5/1/29	565	653
5% 5/1/31	1,425	1,639
Series 2016 A:
5% 2/1/29	5,555	6,244
5% 2/1/30	5,670	6,342
5% 2/1/32	2,230	2,473
5% 2/1/33	2,770	3,063
Kentucky, Inc. Pub. Energy Bonds Series C1, 4%, tender 6/1/25 (a)	28,000	29,365
Louisville & Jefferson County:
Series 2013 A:
5.5% 10/1/33	2,430	2,714
5.75% 10/1/38	6,245	6,996
Series 2016 A:
5% 10/1/29	17,585	19,921
5% 10/1/32	3,230	3,607
Louisville/Jefferson County Metropolitan Gov. Series 2012 A:
5% 12/1/28	695	741
5% 12/1/30	720	764
Louisville/Jefferson County Metropolitan Govt. Poll. Cont. Rev. Bonds (Louisville Gas & Elec. Co. Proj.) Series 2003 A, 1.5%, tender 4/1/19 (a)	12,240	12,220

TOTAL KENTUCKY		147,554

Louisiana - 0.5%
Louisiana Pub. Facilities Auth. Hosp. Rev. (Franciscan Missionaries of Our Lady Health Sys. Proj.) Series 2009, 6.75% 7/1/39 (Pre-Refunded to 7/1/19 @ 100)	1,650	1,690
Louisiana Pub. Facilities Auth. Rev.:
(Tulane Univ. of Louisiana Proj.) Series 2016 A:
5% 12/15/22	1,260	1,396
5% 12/15/23	2,915	3,291
Series 2018 E:
5% 7/1/35	1,655	1,863
5% 7/1/36	1,795	2,012
Louisiana Stadium and Exposition District Series 2013 A, 5% 7/1/24	2,065	2,310
New Orleans Aviation Board Rev.:
(North Term. Proj.):
Series 2015 B:
5% 1/1/24 (d)	2,430	2,703
5% 1/1/25 (d)	2,915	3,282
5% 1/1/27 (d)	2,185	2,431
Series 2017 B:
5% 1/1/29 (d)	390	443
5% 1/1/31 (d)	730	820
5% 1/1/36 (d)	630	695
5% 1/1/37 (d)	485	533
Series 2017 D2:
5% 1/1/26 (d)	730	831
5% 1/1/29 (d)	485	551
5% 1/1/30 (d)	665	750
5% 1/1/32 (d)	1,495	1,672
5% 1/1/35 (d)	1,115	1,235
5% 1/1/38 (d)	570	625
New Orleans Gen. Oblig. Series 2012, 5% 12/1/20	3,110	3,276

TOTAL LOUISIANA		32,409

Maine - 0.2%
Maine Health & Higher Edl. Facilities Auth. Rev.:
(Eastern Maine Healthcare Systems Proj.) Series 2013, 5% 7/1/43	3,345	3,487
Series 2016 A:
4% 7/1/41	1,990	1,924
4% 7/1/46	2,765	2,623
5% 7/1/41	860	910
5% 7/1/46	585	617
Series 2017 D, 5.75% 7/1/38	645	647
Maine Tpk. Auth. Tpk. Rev. Series 2015:
5% 7/1/25	2,230	2,612
5% 7/1/27	1,940	2,235

TOTAL MAINE		15,055

Maryland - 2.2%
Baltimore Proj. Rev.:
Series 2017 C:
5% 7/1/28	3,465	4,089
5% 7/1/31	6,580	7,693
5% 7/1/33	6,635	7,700
Series 2017 D, 5% 7/1/33	5,630	6,499
Maryland Econ. Dev. Auth. Rev. (Ports America Chesapeake LLC. Proj.) Series 2017 A:
5% 6/1/23	1,435	1,580
5% 6/1/24	1,455	1,627
5% 6/1/25	1,455	1,643
5% 6/1/26	1,940	2,211
5% 6/1/27	1,310	1,507
5% 6/1/31	970	1,106
5% 6/1/32	970	1,098
Maryland Econ. Dev. Corp. (Purple Line Lt. Rail Proj.) Series 2016 D:
5% 3/31/30 (d)	1,215	1,323
5% 3/31/51 (d)	2,235	2,337
Maryland Econ. Dev. Corp. Poll. Cont. Rev. (Potomac Elec. Proj.) Series 2006, 6.2% 9/1/22	3,885	3,911
Maryland Gen. Oblig. Series 2017 B, 5% 8/1/25	56,030	66,114
Maryland Health & Higher Edl. Facilities Auth. Rev.:
(Doctors Cmnty. Hosp. Proj.) Series 2010, 5.75% 7/1/38 (Pre-Refunded to 7/1/20 @ 100)	7,530	7,961
(Univ. of Maryland Med. Sys. Proj.) Series 2010, 5.125% 7/1/39 (Pre-Refunded to 7/1/19 @ 100)	3,495	3,552
Series 2010, 5.625% 7/1/30 (Pre-Refunded to 7/1/20 @ 100)	2,330	2,459
Series 2013 A:
5% 7/1/24	1,210	1,323
5% 7/1/25	1,030	1,124
Series 2015:
5% 7/1/27	970	1,091
5% 7/1/28	1,260	1,409
5% 7/1/29	2,135	2,379
5% 7/1/31	970	1,072
Series 2016 A:
4% 7/1/42	1,410	1,391
5% 7/1/33	2,185	2,419
5% 7/1/34	1,600	1,763
5% 7/1/35	605	664
5% 7/1/36	1,700	1,856

TOTAL MARYLAND		140,901

Massachusetts - 1.6%
Braintree Gen. Oblig. Series 2009, 5% 5/15/20 (Pre-Refunded to 5/15/19 @ 100)	2,495	2,525
Massachusetts Bay Trans. Auth. Sales Tax Rev. Series 2015 A, 5% 7/1/45	1,535	1,703
Massachusetts Dev. Fin. Agcy. Rev.:
(Boston College Proj.) Series Q1, 5% 7/1/21	1,785	1,814
(Partners Healthcare Sys., Inc. Proj.):
Series 2017 S:
5% 7/1/24	3,885	4,452
5% 7/1/30	3,565	4,185
Series 2017, 5% 7/1/23	1,550	1,743
Bonds (Partners Healthcare Sys., Inc. Proj.) Series 2017 S-4, 5%, tender 1/25/24 (a)	11,290	12,756
Series 2013 A, 6.25% 11/15/28 (Pre-Refunded to 11/15/23 @ 100) (c)	4,580	5,290
Series 2015 D, 5% 7/1/44	4,715	5,013
Series 2016 A, 5% 7/15/22	2,165	2,400
Massachusetts Gen. Oblig.:
Series 2004 B, 5.25% 8/1/20	13,465	14,191
Series 2011 A, 5% 4/1/23 (Pre-Refunded to 4/1/21 @ 100)	9,710	10,388
Series 2016 B, 5% 7/1/22	2,950	3,261
Series C, 5% 4/1/23	17,445	19,625
Massachusetts Health & Edl. Facilities Auth. Rev. (Partners HealthCare Sys., Inc. Proj.) Series 2009 I3:
5% 7/1/20	7,285	7,403
5% 7/1/21 (Pre-Refunded to 7/1/19 @ 100)	4,565	4,638

TOTAL MASSACHUSETTS		101,387

Michigan - 3.4%
Clarkston Cmnty. Schools 5% 5/1/22	2,800	3,059
Detroit Downtown Dev. Auth. Tax:
Series 2018 A, 5% 7/1/36 (FSA Insured)	1,000	1,066
Series A, 5% 7/1/35 (FSA Insured)	1,200	1,283
Detroit Swr. Disp. Rev. Series 2006 D, 3 month U.S. LIBOR + 0.600% 2.205% 7/1/32 (a)(e)	5,360	5,115
Grand Rapids Pub. Schools:
Series 2016:
5% 5/1/30 (FSA Insured)	3,400	3,909
5% 5/1/31 (FSA Insured)	4,855	5,565
5% 5/1/32 (FSA Insured)	730	834
5% 5/1/33 (FSA Insured)	3,030	3,449
5% 5/1/27 (FSA Insured)	1,310	1,552
5% 5/1/29 (FSA Insured)	1,890	2,203
Kalamazoo Hosp. Fin. Auth. Hosp. Facilities Rev. Series 2016:
5% 5/15/27	3,275	3,723
5% 5/15/28	2,475	2,795
Kent County Bldg. Auth. Series 2005, 5.5% 6/1/22	3,310	3,680
Kent Hosp. Fin. Auth. Hosp. Facilities Rev. (Spectrum Health Sys. Proj.) Series 2011 A:
5% 11/15/20	970	1,023
5% 11/15/21	630	679
Michigan Bldg. Auth. Rev. (Facilities Prog.) Series 2016 I:
5% 10/15/34	16,710	19,126
5% 4/15/35	2,720	3,105
Michigan Fin. Auth. Rev.:
(Trinity Health Proj.) Series 2017:
5% 12/1/23	1,455	1,641
5% 12/1/24	1,700	1,950
5% 12/1/25	2,915	3,387
5% 12/1/26	1,270	1,493
5% 12/1/27	1,215	1,442
5% 12/1/28	1,940	2,295
Series 2012 A:
5% 6/1/21 (Escrowed to Maturity)	1,495	1,599
5% 6/1/27 (Pre-Refunded to 6/1/22 @ 100)	2,235	2,457
5% 6/1/39 (Pre-Refunded to 6/1/22 @ 100)	4,790	5,265
Series 2012:
5% 11/15/36	6,895	7,392
5% 11/15/42	1,515	1,614
Series 2013:
5% 8/15/28	5,425	6,008
5% 8/15/29	1,940	2,143
Series 2015 D1:
5% 7/1/27	415	472
5% 7/1/29	970	1,092
5% 7/1/31	1,165	1,300
5% 7/1/32	970	1,079
5% 7/1/33	825	916
Michigan Gen. Oblig. Series 2016, 5% 3/15/27	3,230	3,860
Michigan Hosp. Fin. Auth. Rev.:
(Trinity Health Proj.) Series 2008 C:
5% 12/1/24	1,455	1,669
5% 12/1/25	1,260	1,464
5% 12/1/26	1,940	2,280
5% 12/1/27	1,295	1,537
(Trinity Health Proj.) Series 2008 C, 5% 12/1/28	2,040	2,413
Bonds:
(Ascension Health Cr. Group Proj.) Series F5, 2.4%, tender 3/15/23 (a)	6,020	6,010
Series 2010 F3, 4%, tender 7/1/24 (a)	23,785	25,822
6.5% 12/1/33 (Pre-Refunded to 12/1/18 @ 100)	175	176
Michigan Strategic Fund Ltd. Oblig. Rev. Bonds:
Series 2008 ET2, 1.45%, tender 9/1/21 (a)	9,710	9,335
Series CC, 1.45%, tender 9/1/21 (a)	1,130	1,086
Michigan Trunk Line Fund Rev. Series 2005, 5.5% 11/1/20 (FSA Insured)	9,455	10,076
Portage Pub. Schools Series 2016:
5% 11/1/27	1,215	1,422
5% 11/1/29	3,080	3,570
Royal Oak Hosp. Fin. Auth. Hosp. Rev. Series 2014 D:
5% 9/1/22	970	1,066
5% 9/1/24	1,940	2,201
Warren Consolidated School District Series 2016:
5% 5/1/30	4,415	5,020
5% 5/1/31	4,660	5,285
5% 5/1/32	4,955	5,599
Wayne County Arpt. Auth. Rev.:
Series 2017 A:
5% 12/1/29	245	287
5% 12/1/30	380	442
5% 12/1/31	390	452
5% 12/1/36	535	609
Series 2017 B:
5% 12/1/29 (d)	685	789
5% 12/1/30 (d)	485	554
5% 12/1/31 (d)	525	597
5% 12/1/33 (d)	375	423
5% 12/1/36 (d)	810	904
Series 2017 C:
5% 12/1/22	1,940	2,152
5% 12/1/23	2,185	2,469
5% 12/1/24	2,305	2,647
5% 12/1/25	1,940	2,258
5% 12/1/26	1,455	1,713
5% 12/1/27	1,460	1,736

TOTAL MICHIGAN		213,634

Minnesota - 0.3%
Maple Grove Health Care Sys. Rev. Series 2015, 5% 9/1/26	1,940	2,166
Minnesota Agric. & Econ. Dev. Board Rev. (Essentia Health Obligated Group Proj.) Series 2008 C1:
5% 2/15/21 (Assured Guaranty Corp. Insured)	4,045	4,184
5% 2/15/22 (Assured Guaranty Corp. Insured)	5,475	5,658
Northern Muni. Pwr. Agcy. Elec. Sys. Rev. Series 2010 A1:
5% 1/1/19	3,995	3,995
5% 1/1/20	4,370	4,505
Saint Paul Hsg. & Redev. Auth. Hosp. Rev. (HealthEast Care Sys. Proj.) Series 2015 A, 5% 11/15/40 (Pre-Refunded to 11/15/25 @ 100)	1,410	1,654

TOTAL MINNESOTA		22,162

Mississippi - 0.1%
Mississippi Gen. Oblig. Series 2017 A, 5% 10/1/30	5,340	6,318
Missouri - 0.5%
Cape Girardeau County Indl. Dev. Auth.:
( Southeast Hosp. Proj.) Series 2017 A, 5% 3/1/27	970	1,093
(Southeast Hosp. Proj.) Series 2017 A, 5% 3/1/36	1,215	1,314
Kansas City Santn Swr. Sys. R Series 2018 B:
5% 1/1/24	660	753
5% 1/1/29	550	661
5% 1/1/31	415	492
5% 1/1/34	380	442
Missouri Dev. Fin. Board Infrastructure Facilities Rev. (City of Branson-Branson Landing Proj.) Series 2005 A, 6% 6/1/20	385	396
Missouri Envir. Impt. & Energy Resources Auth. Wtr. Poll. Cont. & Drinking Wtr. Rev. 5.125% 1/1/20	360	361
Missouri Health & Edl. Facilities Auth. Edl. Facilities Rev. Series 2015 B:
4% 2/1/40	680	690
5% 2/1/30	2,395	2,708
5% 2/1/32	2,645	2,967
5% 2/1/36	2,145	2,379
5% 2/1/45	3,495	3,803
Missouri Health & Edl. Facilities Rev. Series 2016:
5% 5/15/29	970	1,104
5% 5/15/30	970	1,097
5% 5/15/31	970	1,091
5% 5/15/36	2,915	3,227
Saint Louis County Indl. Dev. Auth. Sr. Living Facilities Rev. Series 2018 A:
5% 9/1/38	1,800	1,805
5.125% 9/1/48	3,170	3,173

TOTAL MISSOURI		29,556

Montana - 0.2%
Montana Facility Fin. Auth. Rev. Series 2016:
5% 2/15/21	1,215	1,288
5% 2/15/22	1,260	1,368
5% 2/15/23	1,990	2,203
5% 2/15/24	2,080	2,344
5% 2/15/25	1,940	2,219
5% 2/15/26	3,105	3,588

TOTAL MONTANA		13,010

Nebraska - 0.2%
Nebraska Pub. Pwr. District Rev. Series 2016 B:
5% 1/1/31	3,885	4,462
5% 1/1/34	4,235	4,817
5% 1/1/36	5,135	5,792

TOTAL NEBRASKA		15,071

Nevada - 1.0%
Carson City Hosp. Rev. (Carson Tahoe Hosp. Proj.):
Series 2017 5% 9/1/32	725	803
Series 2017:
5% 9/1/24	730	818
5% 9/1/28	445	506
5% 9/1/30	730	818
5% 9/1/34	740	810
Clark County Arpt. Rev. Series 2017 C, 5% 7/1/21 (d)	9,460	10,083
Clark County Poll. Cont. Rev. Bonds Series 2010, 1.875%, tender 4/1/20 (a)	11,655	11,515
Clark County School District:
Series 2016 A:
5% 6/15/21	2,575	2,749
5% 6/15/23	2,250	2,504
Series 2017 A, 5% 6/15/25	5,770	6,606
Las Vegas Valley Wtr. District Wtr. Impt. Gen. Oblig.:
Series 2012 B:
5% 6/1/22	970	1,069
5% 6/1/23	1,940	2,134
5% 6/1/24	1,940	2,128
5% 6/1/25	1,020	1,116
Series 2016 A:
5% 6/1/32	2,815	3,247
5% 6/1/33	4,855	5,583
5% 6/1/34	5,145	5,894
Nevada Gen. Oblig.:
Series 2012 B, 5% 8/1/21	1,355	1,461
Series 2013 D1, 5% 3/1/25	2,745	3,062

TOTAL NEVADA		62,906

New Hampshire - 0.6%
New Hampshire Health & Ed. Facilities Auth.:
(Partners Healthcare Sys., Inc. Proj.) Series 2017:
5% 7/1/24	1,335	1,530
5% 7/1/30	2,360	2,770
Series 2017 B, 4.125% 7/1/24 (c)	1,755	1,758
Series 2017 C, 3.5% 7/1/22 (c)	580	580
New Hampshire Health & Ed. Facilities Auth. Rev.:
Series 2012:
4% 7/1/22	1,310	1,383
5% 7/1/26	1,245	1,346
Series 2013 A, 5% 10/1/43	2,360	2,527
Series 2016:
4% 10/1/38	800	785
5% 10/1/26	4,560	5,159
5% 10/1/27	4,860	5,470
5% 10/1/28	1,940	2,168
5% 10/1/30	7,070	7,824
New Hampshire Tpk. Sys. Rev. Series 2012 B:
5% 2/1/22	2,185	2,379
5% 2/1/23	2,150	2,335
5% 2/1/24	1,725	1,870

TOTAL NEW HAMPSHIRE		39,884

New Jersey - 3.3%
Bayonne Gen. Oblig. Series 2016:
5% 7/1/31 (Build America Mutual Assurance Insured)	1,430	1,607
5% 7/1/32 (Build America Mutual Assurance Insured)	970	1,087
5% 7/1/33 (Build America Mutual Assurance Insured)	970	1,082
Camden County Impt. Auth. Health Care Redev. Rev. Series 2014 A:
5% 2/15/24	1,940	2,171
5% 2/15/25	970	1,080
New Jersey Ctfs. of Prtn. Series 2009 A:
5.25% 6/15/20 (Pre-Refunded to 6/15/19 @ 100)	3,690	3,748
5.25% 6/15/21 (Pre-Refunded to 6/15/19 @ 100)	4,370	4,439
5.25% 6/15/22 (Pre-Refunded to 6/15/19 @ 100)	10,280	10,441
New Jersey Econ. Dev. Auth. Rev.:
(Provident Montclair Proj.) Series 2017:
5% 6/1/25 (FSA Insured)	975	1,106
5% 6/1/27 (FSA Insured)	1,360	1,568
5% 6/1/28 (FSA Insured)	1,940	2,217
5% 6/1/29 (FSA Insured)	1,455	1,656
Series 2012 II, 5% 3/1/21	7,380	7,753
Series 2013 I, 5.5% 9/1/19 (Escrowed to Maturity)	4,260	4,361
Series 2013:
5% 3/1/23	9,030	9,794
5% 3/1/24	12,430	13,436
5% 3/1/25	1,360	1,465
Series 2015 XX, 5% 6/15/26	19,420	21,395
New Jersey Econ. Dev. Auth. Spl. Facilities Rev. (Port Newark Container Term. LLC. Proj.):
Series 2017:
5% 10/1/24 (d)	2,000	2,204
5% 10/1/25 (d)	2,750	3,050
Series 2017, 5% 10/1/37 (d)	6,230	6,638
New Jersey Edl. Facility Series 2016 A, 5% 7/1/29	1,820	2,038
New Jersey Gen. Oblig. Series Q, 5% 8/15/19	3,690	3,761
New Jersey Health Care Facilities Fing. Auth. Rev.:
Series 2016 A:
5% 7/1/21	285	303
5% 7/1/22	770	837
5% 7/1/23	2,940	3,251
5% 7/1/24	790	885
5% 7/1/25	855	968
5% 7/1/26	285	325
5% 7/1/27	425	483
5% 7/1/28	1,265	1,427
5% 7/1/28	440	512
5% 7/1/28	1,185	1,337
5% 7/1/33	1,465	1,660
Series 2016, 5% 7/1/41	3,665	3,895
New Jersey Higher Ed. Student Assistance Auth. Student Ln. Rev.:
Series 2017 1A:
5% 12/1/22 (d)	1,285	1,397
5% 12/1/24 (d)	3,400	3,807
Series 2017 1B, 5% 12/1/21 (d)	1,365	1,459
New Jersey Tpk. Auth. Tpk. Rev.:
Bonds Series 2017 C5, 1 month U.S. LIBOR + 0.046% 2.104%, tender 1/1/21 (a)(e)	18,725	18,725
Series 2017 C1, 1 month U.S. LIBOR + 0.340% 1.984% 1/1/21 (a)(e)	2,090	2,086
New Jersey Trans. Trust Fund Auth.:
Series 2003 B. 5.25% 12/15/19	2,945	3,025
Series 2012 AA:
5% 6/15/23	7,285	7,831
5% 6/15/24	11,655	12,473
Series 2014 AA:
5% 6/15/25	12,140	13,333
5% 6/15/26	7,285	7,959
Series 2016 A, 5% 6/15/27	14,620	16,393

TOTAL NEW JERSEY		212,468

New Mexico - 0.2%
Farmington Poll. Cont. Rev. Bonds (Southern California Edison Co. Four Corners Proj.) Series 2005 A, 1.875%, tender 4/1/20 (a)	11,470	11,333
New York - 4.7%
Dorm. Auth. New York Univ. Rev. Series 2016 A:
5% 7/1/23	1,090	1,220
5% 7/1/25	2,430	2,811
Dutchess County Local Dev. Corp. Rev. (Health Quest Systems, Inc. Proj.) Series 2010 A:
5% 7/1/20 (Assured Guaranty Corp. Insured) (FSA Insured)	1,040	1,088
5.75% 7/1/40	970	1,029
Hudson Yards Infrastructure Corp. New York Rev. Series 2017 A:
5% 2/15/32	3,885	4,508
5% 2/15/35	7,285	8,350
Long Island Pwr. Auth. Elec. Sys. Rev.:
Series 2008 A, 6% 5/1/33 (Pre-Refunded to 5/1/19 @ 100)	5,825	5,907
Series 2016 B:
5% 9/1/22	1,940	2,146
5% 9/1/23	1,455	1,646
5% 9/1/24	1,310	1,506
MTA Hudson Rail Yards Trust Oblig. Series 2016 A:
5% 11/15/51	12,380	13,062
5% 11/15/56	11,925	12,669
New York City Gen. Oblig.:
Series 2014 J, 5% 8/1/22	2,990	3,304
Series 2015 A, 5% 8/1/22	1,985	2,193
Series 2015 C, 5% 8/1/27	2,965	3,415
Series 2016 A, 5% 8/1/22	4,390	4,850
New York City Transitional Fin. Auth. Bldg. Aid Rev. Series 2009 S3, 5.25% 1/15/34	12,820	12,836
New York City Transitional Fin. Auth. Rev.:
Series 2003 B:
4% 2/1/21	4,855	5,074
5% 2/1/21	3,410	3,633
Series 2012 A, 5% 11/1/21	5,300	5,764
Series 2018 C2, 5% 5/1/32	9,175	10,838
Series 2019 B1:
5% 8/1/34	3,300	3,873
5% 8/1/35	8,400	9,827
Series B:
5% 11/1/20	25,825	26,509
5% 11/1/20 (Pre-Refunded to 11/1/19 @ 100)	10,295	10,569
New York Dorm. Auth. Mental Health Svcs. Facilities Impt. Rev. Series 2012 A, 5% 5/15/23	12,970	14,239
New York Dorm. Auth. Personal Income Tax Rev.:
(Ed. Proj.) Series 2008 B, 5.75% 3/15/36 (Pre-Refunded to 3/15/19 @ 100)	2,525	2,546
Series 2010 A, 5% 2/15/20 (Escrowed to Maturity)	5	5
Series 2016 A, 5% 2/15/19 (Escrowed to Maturity)	5	5
Series 2016 B, 5% 2/15/20	10	10
New York Dorm. Auth. Revs. Series 2009 A:
5% 7/1/20	4,855	4,937
5% 7/1/21	11,980	12,162
New York Metropolitan Trans. Auth. Rev.:
Bonds Series 2018 A, 5%, tender 11/15/20 (a)	25,820	27,130
Series 2003 B, 5.25% 11/15/19 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	7,660	7,881
Series 2017 C-2, 0% 11/15/33	9,795	5,704
New York State Dorm. Auth.:
Series 2, 5% 2/15/20	2,900	3,003
Series 2010 A:
5% 2/15/19	5	5
5% 2/15/19	960	964
New York Thruway Auth. Second Gen. Hwy. & Bridge Trust Fund:
Series 2010 A, 5% 4/1/23 (Pre-Refunded to 4/1/20 @ 100)	7,960	8,276
Series 2011 A, 5% 4/1/19	1,940	1,956
Series 2011 A1, 5% 4/1/20	2,155	2,241
Series 2011 A2, 5% 4/1/21	1,940	2,075
New York Trans. Dev. Corp.:
(Laguardia Arpt. Term. Redev. Proj.) Series 2016 A, 5% 7/1/41 (d)	8,155	8,595
Series 2016 A, 5.25% 1/1/50 (d)	13,305	14,138
New York Urban Dev. Corp. Rev.:
Gen. Oblig. (New York State Gen. Oblig. Proj.) Series 2017 A, 5% 3/15/32	2,745	3,185
Series 2011 A, 5% 3/15/22	7,385	7,879
Series 2017 A, 5% 3/15/22	2,215	2,429
Triborough Bridge & Tunnel Auth. Revs. Series 2013 A:
5% 11/15/23	2,915	3,326
5% 11/15/24	3,885	4,415

TOTAL NEW YORK		295,733

North Carolina - 0.7%
Nash Health Care Sys. Health Care Facilities Rev. Series 2012, 5% 11/1/41	3,340	3,510
North Carolina Cap. Facilities Fin. Agcy. Rev. Bonds (Republic Svcs., Inc. Proj.) Series 2013, 2.35%, tender 3/15/19 (a)(d)	3,690	3,689
North Carolina Eastern Muni. Pwr. Agcy. Pwr. Sys. Rev. Series 2009 B, 5% 1/1/20 (Pre-Refunded to 1/1/19 @ 100)	2,050	2,050
North Carolina Grant Anticipation Rev. Series 2017:
5% 3/1/22	11,015	12,022
5% 3/1/23	9,715	10,844
North Carolina Med. Care Cmnty. Health Series 2017:
5% 10/1/35	485	500
5% 10/1/36	260	268
North Carolina Med. Care Commission Hosp. Rev. (North Carolina Baptist Hosp. Proj.) Series 2010:
5% 6/1/21	5,825	6,068
5% 6/1/22	3,885	4,047
North Carolina Muni. Pwr. Agcy. #1 Catawba Elec. Rev. Series 2009 A:
5% 1/1/30	475	476
5% 1/1/30 (Pre-Refunded to 1/1/19 @ 100)	1,175	1,175

TOTAL NORTH CAROLINA		44,649

Ohio - 1.4%
Allen County Hosp. Facilities Rev. Bonds (Mercy Health) Series 2017 B, 5%, tender 5/5/22 (a)	2,670	2,921
American Muni. Pwr., Inc. Rev.:
(Amp Freemont Energy Ctr. Proj.):
Series 2012 B:
5% 2/15/22	1,945	2,117
5% 2/15/23 (Pre-Refunded to 2/15/22 @ 100)	2,110	2,303
Series 2012:
5% 2/15/21	1,455	1,546
5% 2/15/24 (Pre-Refunded to 2/15/22 @ 100)	1,940	2,117
Series 2012 B:
5% 2/15/42	1,365	1,450
5% 2/15/42 (Pre-Refunded to 2/15/22 @ 100)	390	426
Cleveland Arpt. Sys. Rev. Series 2016 A:
5% 1/1/26 (FSA Insured)	970	1,103
5% 1/1/28 (FSA Insured)	1,480	1,665
5% 1/1/29 (FSA Insured)	2,165	2,426
5% 1/1/30 (FSA Insured)	1,940	2,166
Cleveland Wtr. Rev. Series 2012 A:
5% 1/1/26 (Pre-Refunded to 1/1/22 @ 100)	1,215	1,324
5% 1/1/27 (Pre-Refunded to 1/1/22 @ 100)	1,455	1,586
Columbus City School District 5% 12/1/32	1,770	2,040
Fairfield County Hosp. Facilities Rev. (Fairfield Med. Ctr. Proj.) Series 2013:
5% 6/15/25	2,395	2,588
5% 6/15/26	2,515	2,708
5% 6/15/27	2,640	2,834
5% 6/15/28	2,770	2,963
Franklin County Hosp. Facilities Rev. Series 2016 C:
5% 11/1/25	1,940	2,265
5% 11/1/26	2,040	2,410
Lake County Hosp. Facilities Rev. Series 2015, 5% 8/15/27	2,195	2,481
Lucas County Hosp. Rev. (ProMedica Healthcare Oblig. Group Proj.) Series 2011 A, 6.5% 11/15/37 (Pre-Refunded to 11/15/21 @ 100)	4,465	5,029
Muskingum County Hosp. Facilities:
(Genesis Healthcare Sys. Obligated Group Proj.) Series 2013, 5% 2/15/27	5,715	6,012
Series 2013, 5% 2/15/20	1,160	1,185
Ohio Bldg. Auth.:
(Administrative Bldg. Fund Proj.) Series 2009 B, 5% 10/1/21	3,010	3,081
(Adult Correctional Bldg. Fund Proj.) Series 2009 B:
5% 10/1/21	4,835	4,949
5% 10/1/22	1,940	1,986
5% 10/1/23	2,915	2,984
Ohio Higher Edl. Facility Commission Rev. (Univ. Hosp. Health Sys. Proj.) Series 2010 A, 5.25% 1/15/21	4,650	4,807
Ohio Hosp. Facilities Rev. Series 2017 A:
5% 1/1/27	2,470	2,927
5% 1/1/29	4,855	5,810
Ohio Tpk. Commission Tpk. Rev. (Infrastructure Proj.) Series 2005 A, 0% 2/15/42	11,265	4,489
Scioto County Hosp. Facilities Rev. Series 2016, 5% 2/15/29	2,250	2,550
Wood County Hosp. Facilities Rev. (Wood County Hosp. Assoc. Proj.) Series 2012:
5% 12/1/32	690	720
5% 12/1/42	875	899

TOTAL OHIO		90,867

Oklahoma - 0.9%
Canadian Cny Edl. Facilities Auth. (Mustang Pub. Schools Proj.) Series 2017, 5% 9/1/26	2,015	2,357
Grand River Dam Auth. Rev. Series 2014 A:
5% 6/1/27	1,165	1,323
5% 6/1/28	1,455	1,647
Oklahoma City Pub. Property Auth. Hotel Tax Rev. Series 2015:
5% 10/1/25	1,020	1,186
5% 10/1/26	1,455	1,683
5% 10/1/27	1,155	1,335
Oklahoma Dev. Fin. Auth. Health Sys. Rev. (OU Medicine Proj.) Series 2018 B:
5% 8/15/27	970	1,108
5% 8/15/28	970	1,114
5% 8/15/29	410	467
5% 8/15/33	1,070	1,183
Oklahoma Dev. Fin. Auth. Rev. (Saint John Health Sys. Proj.) Series 2012:
5% 2/15/23 (Pre-Refunded to 2/15/22 @ 100)	3,010	3,285
5% 2/15/42 (Pre-Refunded to 2/15/22 @ 100)	6,975	7,613
Oklahoma Pwr. Auth. Pwr. Supply Sys. Rev.:
Series 2010 A:
5% 1/1/21 (FSA Insured)	3,885	4,006
5% 1/1/22 (FSA Insured)	12,095	12,454
Series 2014 A:
5% 1/1/26	1,650	1,890
5% 1/1/27	5,825	6,659
5% 1/1/28	1,940	2,213
5% 1/1/29	1,525	1,736
Series 2014 B, 5% 1/1/27	2,085	2,383

TOTAL OKLAHOMA		55,642

Oregon - 0.1%
Clackamas County Hosp. Facility Auth. (Willamette View Proj.) Series 2017 B, 3% 11/15/22	735	735
Washington, Multnomah & Yamhill County School District #1J Series 2017, 5% 6/15/30	2,915	3,452

TOTAL OREGON		4,187

Pennsylvania - 3.6%
Erie County Hosp. Auth. Rev. (Saint Vincent Health Ctr. Proj.) Series 2010 A, 7% 7/1/27 (Pre-Refunded to 7/1/20 @ 100)	7,350	7,894
Lehigh County Indl. Dev. Auth. Poll. Cont. Rev. Bonds:
(PPL Elec. Utils. Corp. Proj.) Series 2016 A, 1.8%, tender 9/1/22 (a)	4,210	4,079
Series B, 1.8%, tender 8/15/22 (a)	5,600	5,427
Monroeville Fin. Auth. UPMC Rev. Series 2012, 5% 2/15/26	3,205	3,720
Montgomery County Higher Ed. & Health Auth. Hosp. Rev. (Abington Memorial Hosp. Proj.) Series 1993 A, 6% 6/1/22 (AMBAC Insured)	3,815	4,202
Montgomery County Higher Ed. & Health Auth. Rev.:
Series 2014 A, 5% 10/1/23	330	361
Series 2016 A:
5% 10/1/28	1,385	1,563
5% 10/1/29	1,495	1,680
5% 10/1/32	4,670	5,171
5% 10/1/36	7,560	8,232
5% 10/1/40	3,490	3,744
Northampton County Gen. Purp. Auth. Hosp. Rev. (St. Luke's Univ. Health Network Proj.) Series 2018 A, 4% 8/15/48	2,485	2,493
Pennsylvania Econ. Dev. Auth. Governmental Lease (Forum Place Proj.) Series 2012:
5% 3/1/21	3,025	3,180
5% 3/1/22	1,940	2,077
Pennsylvania Econ. Dev. Fin. Auth. Unemployment Compensation Rev. Series 2012 B, 5% 7/1/21	1,390	1,390
Pennsylvania Econ. Dev. Fing. Auth. Solid Waste Disp. Rev. Bonds:
(Republic Svcs., Inc. Proj.) Series 2010 A, 2.05%, tender 1/2/19 (a)(d)	4,600	4,600
(Waste Mgmt., Inc. Proj.) Series 2013, 2.15%, tender 2/1/19 (a)(d)	13,100	13,097
(Waste Mgmt., Inc. Proj.) Series 2017 A, 1.7%, tender 8/3/20 (a)(d)	5,545	5,465
Pennsylvania Gen. Oblig.:
Series 2011, 5% 7/1/21	2,040	2,189
Series 2013, 5% 10/15/27	9,710	10,775
Series 2014, 5% 7/1/23	1,500	1,679
Series 2015 1, 5% 3/15/31	3,615	4,065
Series 2016, 5% 9/15/29	27,190	31,388
Pennsylvania Higher Edl. Facilities Auth. Rev.:
(Univ. of Penn Health Systems Proj.):
Series 2017 A:
5% 8/15/28	1,215	1,430
5% 8/15/30	2,090	2,429
Series 2017, 5% 8/15/27	1,165	1,391
(Univ. of Pennsylvania Health Sys. Proj.) Series 2009 A, 5.25% 8/15/21 (Pre-Refunded to 8/15/19 @ 100)	2,040	2,084
Pennsylvania Pub. School Bldg. Auth. School Rev. (The School District of Harrisburg Proj.) Series 2016 A:
5% 12/1/28 (FSA Insured)	6,100	7,032
5% 12/1/33 (FSA Insured)	4,300	4,863
Pennsylvania Tpk. Commission Tpk. Rev.:
Series 2013 A2:
5% 12/1/28	1,215	1,421
5% 12/1/33	1,215	1,381
Series 2017 A1:
5% 12/1/22	485	538
5% 12/1/23	535	604
5% 12/1/29	1,455	1,680
5% 12/1/34	970	1,098
Philadelphia Arpt. Rev. Series 2017 B:
5% 7/1/30 (d)	1,720	1,960
5% 7/1/31 (d)	2,430	2,759
Philadelphia Gas Works Rev. Series 15:
5% 8/1/23	970	1,082
5% 8/1/24	730	827
5% 8/1/25	775	889
Philadelphia Gen. Oblig. Series 2015 B:
5% 8/1/27	2,915	3,298
5% 8/1/29	10,165	11,428
5% 8/1/30	10,705	11,995
5% 8/1/31	11,280	12,603
Philadelphia School District Series 2010 C:
5% 9/1/20	13,595	14,214
5% 9/1/21	5,825	6,068
Pittsburgh School District Series 2010 A:
5% 9/1/19 (FSA Insured)	1,455	1,485
5% 9/1/20 (FSA Insured)	970	1,020
State Pub. School Bldg. Auth. Lease Rev. (Philadelphia School District Proj.) Series 2015 A, 5% 6/1/26	1,345	1,515

TOTAL PENNSYLVANIA		225,565

Rhode Island - 0.5%
Rhode Island Health & Edl. Bldg. Corp. Higher Ed. Facilities Rev.:
Series 2016 B:
5% 9/1/31	6,625	7,112
5% 9/1/36	320	337
Series 2016, 5% 5/15/39	5,475	5,897
Rhode Island Health & Edl. Bldg. Corp. Pub. Schools Rev. Series 2015, 5% 5/15/25 (FSA Insured)	7,985	9,178
Rhode Island Student Ln. Auth. Student Ln. Rev. Series A, 3.5% 12/1/34 (d)	3,665	3,685
Tobacco Setlement Fing. Corp. Series 2015 A:
5% 6/1/27	1,770	1,938
5% 6/1/28	2,330	2,519

TOTAL RHODE ISLAND		30,666

South Carolina - 1.6%
Beaufort-Jasper Wtr. & Swr. Sys. Series 2016 B:
5% 3/1/22	970	1,062
5% 3/1/24	970	1,110
5% 3/1/25	970	1,131
Scago Edl. Facilities Corp. for Colleton School District (School District of Colleton County Proj.) Series 2015:
5% 12/1/27	3,885	4,413
5% 12/1/29	3,155	3,552
South Carolina Jobs-Econ. Dev. Auth.:
(Anmed Health Proj.) Series 2016:
5% 2/1/22	2,135	2,311
5% 2/1/24	970	1,090
5% 2/1/26	1,650	1,902
(Anmed Heath Proj.) Series 2016, 5% 2/1/25	1,700	1,938
South Carolina Jobs-Econ. Dev. Auth. Econ. Dev. Rev. (Bon Secours Health Sys. Proj.) Series 2013, 5% 11/1/28 (Pre-Refunded to 11/1/22 @ 100)	3,100	3,428
South Carolina Ports Auth. Ports Rev. Series 2018:
5% 7/1/28 (d)	2,235	2,649
5% 7/1/30 (d)	4,790	5,589
South Carolina Pub. Svc. Auth. Rev.:
Series 2013 E, 5.5% 12/1/53	6,335	6,746
Series 2014 A:
5% 12/1/49	12,620	13,147
5.5% 12/1/54	17,285	18,474
Series 2014 C:
5% 12/1/25	3,885	4,339
5% 12/1/26	3,885	4,312
5% 12/1/27	3,010	3,318
5% 12/1/46	3,540	3,706
Series 2016 B:
5% 12/1/35	6,250	6,825
5% 12/1/36	9,280	10,094
South Carolina Trans. Infrastructure Bank Rev. Series 2016 A, 5% 10/1/25	1,645	1,924

TOTAL SOUTH CAROLINA		103,060

South Dakota - 0.1%
South Dakota Health & Edl. Facilities Auth. Rev.:
(Avera Health Proj.) Series 2017, 5% 7/1/23	970	1,088
Series 2014 B:
5% 11/1/24	1,200	1,376
5% 11/1/25	1,175	1,336
5% 11/1/26	195	221
Series 2017:
5% 7/1/24	435	497
5% 7/1/27	365	431
5% 7/1/33	1,700	1,931
5% 7/1/35	1,360	1,530

TOTAL SOUTH DAKOTA		8,410

Tennessee - 0.6%
Greeneville Health & Edl. Facilities Board Series 2018 A:
5% 7/1/29	970	1,129
5% 7/1/30	1,165	1,346
Johnson City Health & Edl. Hosp. Rev. Series 2010 A, 6.5% 7/1/38 (Pre-Refunded to 7/1/20 @ 100)	3,780	4,034
Knox County Health Edl. & Hsg. Facilities Board Rev.:
Series 2016:
5% 9/1/22	1,170	1,260
5% 9/1/24	995	1,100
Series 2017:
5% 4/1/24	970	1,067
5% 4/1/25	1,315	1,461
Memphis-Shelby County Arpt. Auth. Arpt. Rev. Series 2010 B, 5.625% 7/1/20 (d)	4,855	5,107
Tennessee Energy Acquisition Corp. Bonds:
(Gas Rev. Proj.) Series A, 4%, tender 5/1/23 (a)	11,735	12,193
Series 2018, 4%, tender 11/1/49	10,670	11,189

TOTAL TENNESSEE		39,886

Texas - 12.7%
Arlington Spl. Tax Rev. Series 2018 C, 5% 2/15/45	2,955	3,086
Austin Arpt. Sys. Rev. Series 2014, 5% 11/15/29 (d)	2,690	3,005
Austin Cmnty. College District Rev. (Convention Ctr. Proj.) Series 2002, 0% 2/1/22 (AMBAC Insured)	1,295	1,211
Austin Elec. Util. Sys. Rev. Series 2012 A, 5% 11/15/23	1,455	1,615
Brownsville Independent School District Series 2017, 4% 8/15/22	4,000	4,272
Central Reg'l. Mobility Auth.:
Series 2015 A:
5% 1/1/31	1,165	1,290
5% 1/1/32	970	1,069
5% 1/1/34	1,940	2,125
5% 1/1/40	5,340	5,763
Series 2016:
5% 1/1/31	2,305	2,568
5% 1/1/32	4,855	5,383
5% 1/1/35	3,240	3,560
5% 1/1/36	1,580	1,730
Cypress-Fairbanks Independent School District:
Bonds:
Series 2014 B2, 1.4%, tender 8/17/20 (a)	5,545	5,486
Series 2014 B3, 1.4%, tender 8/17/20 (a)	6,005	5,941
Series 2014 C, 5% 2/15/44	3,025	3,317
Series 2016:
5% 2/15/22	4,855	5,296
5% 2/15/23	4,855	5,416
5% 2/15/24	24,410	27,789
5% 2/15/25	20,810	24,127
5% 2/15/27	3,475	4,078
Dallas Area Rapid Transit Sales Tax Rev. Series 2007, 5.25% 12/1/29	7,135	8,913
Dallas County Util. and Reclamation District Series 2013, 5% 2/15/24	6,130	6,943
Dallas Fort Worth Int'l. Arpt. Rev.:
Series 2009 A, 5% 11/1/19	970	995
Series 2014 B:
5% 11/1/26 (d)	2,920	3,173
5% 11/1/27 (d)	1,245	1,349
5% 11/1/28 (d)	2,765	2,987
5% 11/1/30 (d)	5,280	5,677
5% 11/1/31 (d)	11,155	11,972
5% 11/1/32 (d)	14,110	15,117
5% 11/1/33 (d)	9,710	10,385
5% 11/1/34 (d)	2,295	2,450
Dallas Gen. Oblig.:
Series 2012, 5% 2/15/23	4,295	4,665
Series 2014, 5% 2/15/24	5,770	6,557
Dallas Independent School District Bonds Series 2016:
5%, tender 2/15/22 (a)	60	65
5%, tender 2/15/22 (a)	3,570	3,881
Denton Independent School District Series 2016, 0% 8/15/25	2,770	2,373
Fort Bend Independent School District Bonds:
Series C, 1.35%, tender 8/1/20 (a)	3,025	2,991
Series D, 1.5%, tender 8/1/21 (a)	5,450	5,352
Fort Worth Independent School District:
Series 2015, 5% 2/15/22	2,760	3,017
Series 2016, 5% 2/15/26	3,530	4,162
Frisco Independent School District Series 2009, 5.375% 8/15/39 (Assured Guaranty Corp. Insured)	2,500	2,548
Grand Parkway Trans. Corp.:
Bonds Series 2018 B, 5%, tender 10/1/23 (a)	40,590	45,488
Series 2013 B:
5% 4/1/53	1,130	1,213
5.25% 10/1/51	2,430	2,664
5.5% 4/1/53	5,730	6,274
Series 2013 C, 5.125% 10/1/43	2,430	2,610
Series 2018 A:
5% 10/1/31	4,965	5,849
5% 10/1/32	4,210	4,937
5% 10/1/33	6,420	7,500
5% 10/1/34	4,855	5,646
Harris County Gen. Oblig. Series 2012 C:
5% 8/15/24	1,045	1,147
5% 8/15/25	3,750	4,110
Houston Arpt. Sys. Rev.:
Series 2011 A, 5% 7/1/20 (d)	7,770	8,107
Series 2012 A, 5% 7/1/23 (d)	2,330	2,525
Series 2018 A:
5% 7/1/26 (d)	1,635	1,893
5% 7/1/27 (d)	2,050	2,397
5% 7/1/28 (d)	970	1,143
Series 2018 B:
5% 7/1/28	3,110	3,740
5% 7/1/29	12,140	14,487
5% 7/1/30	6,385	7,561
Houston Gen. Oblig. Series 2017 A:
5% 3/1/23	2,095	2,342
5% 3/1/24	9,710	11,070
5% 3/1/25	4,080	4,732
Houston Util. Sys. Rev.:
Series 2014 C, 5% 5/15/28	2,525	2,862
Series 2016 B, 5% 11/15/33	2,330	2,677
Irving Hosp. Auth. Hosp. Rev. Series 2017 A:
5% 10/15/24	485	548
5% 10/15/26	680	782
5% 10/15/27	485	554
5% 10/15/29	630	710
5% 10/15/31	990	1,103
5% 10/15/35	1,425	1,560
5% 10/15/36	965	1,052
5% 10/15/39	1,215	1,313
5% 10/15/44	1,440	1,545
Love Field Arpt. Modernization Rev. Series 2015:
5% 11/1/30 (d)	1,360	1,520
5% 11/1/31 (d)	3,070	3,420
Lower Colorado River Auth. Rev.:
(LCRA Transmission Svcs. Corp. Proj.) Series 2018:
5% 5/15/32	4,565	5,306
5% 5/15/34	2,430	2,801
5% 5/15/36	2,430	2,777
Series 2015 B:
5% 5/15/25	6,615	7,637
5% 5/15/27	2,915	3,349
5% 5/15/28	2,845	3,263
5% 5/15/29	8,255	9,431
Series 2015 D:
5% 5/15/22	825	903
5% 5/15/23	680	759
5% 5/15/24	1,185	1,342
5% 5/15/26	1,360	1,559
Midway Independent School District Series 2000, 0% 8/15/19	1,360	1,344
Mission Econ. Dev. Corp. Solid Waste Disp. Rev. Bonds (Republic Svcs., Inc. Proj.) Series 2008 A, 2.15%, tender 2/1/19 (a)(d)	9,600	9,598
New Hope Cultural Ed. Facilities Finc (Childrens Med. Ctr. of Dallas) Series 2017 A:
5% 8/15/24	1,960	2,244
5% 8/15/25	2,430	2,824
5% 8/15/26	1,505	1,770
5% 8/15/27	1,565	1,859
5% 8/15/30	2,330	2,724
Newark Higher Ed. Fin. Corp. (Abilene Christian Univ. Proj.) Series 2016 A:
5% 4/1/27	2,135	2,426
5% 4/1/28	1,395	1,575
North East Texas Independent School District Bonds Series 2013 B, 1.42%, tender 8/1/21 (a)	4,125	4,046
North Harris County Reg'l. Wtr. Auth. Series 2013:
4% 12/15/23	995	1,062
4% 12/15/24	1,770	1,883
North Texas Tollway Auth. Rev.:
(Sr. Lien Proj.) Series 2017 A:
5% 1/1/30	1,240	1,417
5% 1/1/33	1,280	1,465
(Sub Lien Proj.) Series 2017 B:
5% 1/1/30	470	536
5% 1/1/31	660	749
5% 1/1/32	2,915	3,329
Series 2011 A:
5.5% 9/1/41 (Pre-Refunded to 9/1/21 @ 100)	12,490	13,637
6% 9/1/41 (Pre-Refunded to 9/1/21 @ 100)	970	1,072
Series 2014 A:
5% 1/1/23	1,735	1,924
5% 1/1/24	4,855	5,492
Series 2015 B:
5% 1/1/29	9,710	10,950
5% 1/1/30	4,855	5,461
Series 2016 A, 5% 1/1/39	6,800	7,517
Northside Independent School District Bonds Series 2018, 2.75%, tender 8/1/23 (a)	22,990	23,467
Plano Independent School District 5% 2/15/19	5,630	5,652
Rockwall Independent School District Series 2015, 0% 2/15/25	1,615	1,392
San Antonio Elec. & Gas Sys. Rev.:
Bonds Series 2015 B, 2%, tender 12/1/21 (a)	6,875	6,817
Series 2012, 5.25% 2/1/25	3,110	3,660
Series 2017:
5% 2/1/29	1,455	1,731
5% 2/1/30	970	1,149
5% 2/1/31	1,455	1,716
5% 2/1/33	1,165	1,362
San Antonio Pub. Facilities Corp. and Rfdg. Lease (Convention Ctr. Proj.) Series 2012:
5% 9/15/23	4,660	5,128
5% 9/15/24	7,275	7,992
5% 9/15/25	9,025	9,901
San Antonio Wtr. Sys. Rev.:
Bonds Series 2014 B, 2%, tender 11/1/22 (a)	13,110	12,976
Series 2012, 5% 5/15/22	5,825	6,403
Southwest Higher Ed. Auth. Rev. (Southern Methodist Univ. Proj.) Series 2009:
5% 10/1/19	2,955	3,026
5% 10/1/20 (Pre-Refunded to 10/1/19 @ 100)	2,115	2,166
Tarrant County Cultural Ed. Facilities Fin. Corp. Hosp. Rev.:
(Scott & White Healthcare Proj.) Series 2013 A:
5% 8/15/25	970	1,089
5% 8/15/26	1,485	1,660
5% 8/15/28	1,575	1,749
5% 8/15/33	3,690	4,051
5.5% 9/1/43	5,195	5,713
Tarrant County Cultural Ed. Facilities Fin. Corp. Rev.:
(Christus Health Proj.) Series 2008 A, 6.25% 7/1/28 (Assured Guaranty Corp. Insured)	6,800	6,800
Series 2016 A:
5% 2/15/25	5,585	6,427
5% 2/15/34	2,040	2,314
Texas A&M Univ. Rev. Series 2016 C, 5% 5/15/23	5,475	6,156
Texas Gen. Oblig.:
Series 2011 A:
5% 8/1/19 (d)	1,500	1,526
5% 8/1/21 (d)	1,485	1,596
Series 2011 C:
5% 8/1/20 (d)	1,580	1,652
5% 8/1/21 (d)	1,420	1,526
Series 2013 B, 5% 8/1/25 (d)	11,725	13,196
Series 2014, 5% 8/1/26 (d)	5,020	5,692
Texas Private Activity Bond Surface Trans. Corp. Series 2013, 7% 12/31/38 (d)	15,540	17,975
Texas State Univ. Sys. Fing. Rev. Series 2017 A, 5% 3/15/29	4,530	5,343
Texas Trans. Commission Central Texas Tpk. Sys. Rev. Bonds Series 2015 A, 5%, tender 4/1/20 (a)	17,075	17,675
Texas Wtr. Dev. Board Rev.:
Series 2017 A:
5% 4/15/22	4,125	4,529
5% 4/15/25	6,055	7,072
5% 10/15/25	2,555	3,009
5% 4/15/26	4,195	4,975
5% 4/15/29	6,310	7,569
5% 4/15/30	16,995	20,297
Series 2018 B:
5% 4/15/29	2,750	3,346
5% 10/15/29	2,250	2,731
5% 10/15/30	3,240	3,908
5% 4/15/31	5,000	6,007
Travis County Gen. Oblig. Series 2016 A, 5% 3/1/24	2,905	3,316
Univ. of Houston Univ. Revs.:
Series 2017 A, 5% 2/15/30	6,325	7,301
5.25% 2/15/25 (FSA Insured)	380	381
Univ. of Texas Board of Regents Sys. Rev.:
Series 2010, 5% 8/15/22	2,970	3,288
Series 2016 D:
5% 8/15/20	1,940	2,039
5% 8/15/21	2,245	2,424
5% 8/15/22	2,430	2,690
Series 2016 E, 5% 8/15/22	2,605	2,884
Series 2016 J, 5% 8/15/22	3,100	3,432
Univ. of Texas Permanent Univ. Fund Rev. Series 2016 B:
5% 7/1/22	1,695	1,869
5% 7/1/29	1,740	2,040

TOTAL TEXAS		808,596

Utah - 0.1%
Salt Lake City Arpt. Rev. Series 2017 A:
5% 7/1/26 (d)	1,120	1,296
5% 7/1/28 (d)	3,885	4,502
Utah Associated Muni. Pwr. Sys. Rev. (Payson Pwr. Proj.) 5% 9/1/24 (Pre-Refunded to 9/1/22 @ 100)	2,915	3,222

TOTAL UTAH		9,020

Virginia - 1.2%
Chesapeake Trans. Sys. Toll Road Rev. Series 2012 A, 5% 7/15/22	970	1,047
Fredericksburg Econ. Dev. Auth. Rev. Series 2014:
5% 6/15/27	1,260	1,401
5% 6/15/29	1,385	1,534
5% 6/15/33	1,475	1,618
Norfolk Econ. Dev. Auth. Hosp. Facilities Rev. Bonds Series 2018 A, 5%, tender 11/1/28 (a)	1,455	1,728
Stafford County Econ. Dev. Auth. Hosp. Facilities Rev. Series 2016:
4% 6/15/37	615	619
5% 6/15/32	1,750	1,952
5% 6/15/34	2,235	2,476
Virginia College Bldg. Auth. Edl. Facilities Rev.:
(21st Century College and Equip. Prog.):
Series 2017 C, 5% 2/1/26	5,540	6,559
Series 2017 E, 5% 2/1/31	10,295	12,290
(Virginia Gen. Oblig.) Series 2017 E, 5% 2/1/30	8,875	10,659
Virginia Commonwealth Trans. Board Rev. (Virginia Gen. Oblig. Proj.) Series 2017 A:
5% 5/15/29	6,160	7,421
5% 5/15/30	12,035	14,404
Virginia Small Bus. Fing. Auth. (95 Express Lane LLC Proj.) Series 2012, 5% 1/1/40 (d)	7,380	7,670
Winchester Econ. Dev. Auth. Series 2015:
5% 1/1/32	1,940	2,184
5% 1/1/33	2,515	2,820

TOTAL VIRGINIA		76,382

Washington - 2.6%
Chelan County Pub. Util. District #1 Columbia River-Rock Island Hydro-Elec. Sys. Rev. Series 1997 A, 0% 6/1/24 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,990	1,722
Clark County School District #37, Vancouver Series 2001 C, 0% 12/1/19 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	2,915	2,864
Grant County Pub. Util. District #2 Series 2012 A:
5% 1/1/22	970	1,055
5% 1/1/23	970	1,066
5% 1/1/24	2,265	2,483
King County Swr. Rev. Series 2009, 5.25% 1/1/42 (Pre-Refunded to 1/1/19 @ 100)	1,845	1,845
Port of Seattle Rev.:
Series 2016 B, 5% 10/1/29 (d)	4,615	5,250
Series 2016:
5% 2/1/27	1,205	1,404
5% 2/1/29	2,430	2,805
Port of Seattle Spl. Facility Rev. Series 2013, 5% 6/1/23 (d)	860	953
Spokane County Wastewtr. Sys. Rev. Series 2009 A, 5% 12/1/19	1,345	1,362
Tacoma Elec. Sys. Rev. Series 2017:
5% 1/1/29	1,050	1,239
5% 1/1/36	1,140	1,305
Tobacco Settlement Auth. Rev. Series 2018:
5% 6/1/23	2,430	2,644
5% 6/1/24	3,430	3,726
Washington Gen. Oblig.:
Series 2018 A, 5% 8/1/32	14,420	16,920
Series 2018 D:
5% 8/1/32	24,300	28,513
5% 8/1/33	30,735	35,910
Series 2019 A, 5% 8/1/31	10,495	12,549
Series 2019 B, 5% 6/1/34	3,300	3,885
Series R 97A, 0% 7/1/19 (Escrowed to Maturity)	3,340	3,311
Series R-2017 A:
5% 8/1/27	1,735	2,055
5% 8/1/28	1,735	2,042
5% 8/1/30	1,735	2,025
Washington Health Care Facilities Auth. Rev.:
( Providence Health Systems Proj.) Series 2018 B, 5% 10/1/28	1,940	2,335
(Overlake Hosp. Med. Ctr. Proj.) Series 2010, 5.5% 7/1/30 (Pre-Refunded to 7/1/20 @ 100)	2,135	2,248
(Overlake Hosp. Med. Ctr., WA. Proj.) Series 2017 B:
5% 7/1/25	240	274
5% 7/1/26	1,935	2,228
5% 7/1/29	3,100	3,609
5% 7/1/34	610	688
(Providence Health Systems Proj.) Series 2018 B, 5% 10/1/27	2,430	2,898
(Virginia Mason Med. Ctr. Proj.) Series 2017, 5% 8/15/28	3,625	4,081
(Virginia Mason Med. Ctr. Proj.) Series 2017, 5% 8/15/31	2,185	2,427
Series 2015, 5% 1/1/29	1,260	1,420
Washington Higher Ed. Facilities Auth. Rev.:
(Whitworth Univ. Proj.) Series 2016 A:
5% 10/1/29	550	609
5% 10/1/31	1,295	1,422
Series 2016 A, 5% 10/1/30	1,240	1,368

TOTAL WASHINGTON		164,540

West Virginia - 0.1%
West Virginia Hosp. Fin. Auth. Hosp. Rev. Series 2018 A, 5% 1/1/36	3,000	3,331
Wisconsin - 1.3%
Pub. Fin. Auth. Sr Liv Rev. (Mary's Woods At Marylhurst, Inc. Proj.):
Series 2017 A:
5% 5/15/23 (c)	1,245	1,326
5% 5/15/30 (c)	1,135	1,195
5.25% 5/15/37 (c)	345	360
5.25% 5/15/42 (c)	420	435
5.25% 5/15/47 (c)	420	434
5.25% 5/15/52 (c)	790	811
Series 2017 B-1 3.95% 11/15/24 (c)	360	362
Series 2017 B-2, 3.5% 11/15/23 (c)	455	455
Series 2017 B-3, 3% 11/15/22 (c)	625	625
Pub. Fin. Auth. Wisconsin Retirement Facility Rev. Series 2018:
5% 10/1/43 (c)	890	895
5% 10/1/48 (c)	1,075	1,077
5% 10/1/53 (c)	1,825	1,819
Wisconsin Health & Edl. Facilities:
Series 2010:
5.75% 7/1/30 (Pre-Refunded to 7/1/20 @ 100)	715	755
5.75% 7/1/30 (Pre-Refunded to 7/1/20 @ 100)	1,230	1,299
Series 2014 A:
5% 11/15/24	8,510	9,724
5% 11/15/27	6,515	7,353
Series 2014:
5% 5/1/26	810	890
5% 5/1/28	1,750	1,908
5% 5/1/29	865	941
Series 2016, 4% 2/15/38 (Pre-Refunded to 8/15/25 @ 100)	1,260	1,390
Series 2017 A:
5% 9/1/34	1,750	1,919
5% 9/1/36	2,100	2,288
Wisconsin Health & Edl. Facilities Auth. Rev.:
(Agnesian HealthCare, Inc. Proj.):
Series 2010, 5.5% 7/1/40 (Pre-Refunded to 7/1/20 @ 100)	1,750	1,842
Series 2013 B:
5% 7/1/25 (Pre-Refunded to 7/1/23 @ 100)	970	1,091
5% 7/1/36 (Pre-Refunded to 7/1/23 @ 100)	6,785	7,634
Series 2012:
5% 6/1/27	1,750	1,876
5% 6/1/32	995	1,060
5% 8/15/32 (Pre-Refunded to 8/15/22 @ 100)	1,600	1,767
5% 6/1/39	2,345	2,473
Wisconsin St Gen. Fund Annual Appropriation Series 2019 A:
5% 5/1/26 (b)	8,580	10,176
5% 5/1/27 (b)	12,590	15,132

TOTAL WISCONSIN		81,312

Wyoming - 0.1%
Campbell County Solid Waste Facilities Rev. (Basin Elec. Pwr. Coop. - Dry Fork Station Facilities Proj.) Series 2009 A, 5.75% 7/15/39	6,165	6,283
TOTAL MUNICIPAL BONDS
(Cost $5,795,174)		5,865,605

Municipal Notes - 5.0%
Illinois - 0.4%
Chicago Board of Ed. Participating VRDN Series Floaters XG 01 08, 1.89% 1/7/19 (a)(f)	24,985	$24,985
New York - 0.5%
Genessee Valley Central School District BAN Series 2018, 4% 8/28/19	7,205	7,298
New York Metropolitan Trans. Auth. Rev. BAN:
Series 2018 B, 5% 5/15/20	7,470	7,760
Series 2018 C, 5% 9/1/21	14,000	15,004
Ravena Coeymans Selkirk Central School District BAN Series 2018, 4% 8/16/19	1,261	1,277

TOTAL NEW YORK		31,339

Texas - 4.1%
Texas Gen. Oblig. TRAN Series 2018, 4% 8/29/19	257,600	261,290
TOTAL MUNICIPAL NOTES
(Cost $317,332)		317,614
	Shares	Value (000s)

Money Market Funds - 1.2%
Fidelity Municipal Cash Central Fund, 1.77% (g)(h)
(Cost $75,100)	75,092,491	75,100
TOTAL INVESTMENT IN SECURITIES - 98.6%
(Cost $6,187,606)		6,258,319
NET OTHER ASSETS (LIABILITIES) - 1.4%		89,997
NET ASSETS - 100%		$6,348,316

Security Type Abbreviations

BAN – BOND ANTICIPATION NOTE

TRAN – TAX AND REVENUE ANTICIPATION N

VRDN – VARIABLE RATE DEMAND NOTE (A debt instrument that is payable upon demand, either daily, weekly or monthly)

Legend

 (a) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (b) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $57,676,000 or 0.9% of net assets.

 (d) Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.

 (e) Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.

 (f) Provides evidence of ownership in one or more underlying municipal bonds.

 (g) Information in this report regarding holdings by state and security types does not reflect the holdings of the Fidelity Municipal Cash Central Fund.

 (h) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
(Amounts in thousands)
Fidelity Municipal Cash Central Fund	$782
Total	$782

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2018, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
(Amounts in thousands)
Investments in Securities:
Municipal Securities	$6,183,219	$--	$6,183,219	$--
Money Market Funds	75,100	75,100	--	--
Total Investments in Securities:	$6,258,319	$75,100	$6,183,219	$--

Other Information

The distribution of municipal securities by revenue source, as a percentage of total Net Assets, is as follows (Unaudited):

General Obligations	37.2%
Health Care	16.9%
Transportation	15.2%
Electric Utilities	7.1%
Escrowed/Pre-Refunded	6.2%
Others* (Individually Less Than 5%)	17.4%
100.0%

* Includes net other assets

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)		December 31, 2018
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $6,112,506)	$6,183,219
Fidelity Central Funds (cost $75,100)	75,100
Total Investment in Securities (cost $6,187,606)		$6,258,319
Cash		59,844
Receivable for fund shares sold		12,485
Interest receivable		79,005
Distributions receivable from Fidelity Central Funds		101
Prepaid expenses		9
Other receivables		14
Total assets		6,409,777
Liabilities
Payable for investments purchased
Regular delivery	$1,200
Delayed delivery	40,620
Payable for fund shares redeemed	14,226
Distributions payable	3,305
Accrued management fee	1,311
Distribution and service plan fees payable	58
Other affiliated payables	674
Other payables and accrued expenses	67
Total liabilities		61,461
Net Assets		$6,348,316
Net Assets consist of:
Paid in capital		$6,278,541
Total distributable earnings (loss)		69,775
Net Assets		$6,348,316
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($86,826 ÷ 8,472 shares)		$10.25
Maximum offering price per share (100/96.00 of $10.25)		$10.68
Class M:
Net Asset Value and redemption price per share ($15,186 ÷ 1,483 shares)		$10.24
Maximum offering price per share (100/96.00 of $10.24)		$10.67
Class C:
Net Asset Value and offering price per share ($45,370 ÷ 4,425 shares)(a)		$10.25
Intermediate Municipal Income:
Net Asset Value, offering price and redemption price per share ($4,866,821 ÷ 475,200 shares)		$10.24
Class I:
Net Asset Value, offering price and redemption price per share ($1,013,315 ÷ 98,786 shares)		$10.26
Class Z:
Net Asset Value, offering price and redemption price per share ($320,798 ÷ 31,263 shares)		$10.26

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands		Year ended December 31, 2018
Investment Income
Interest		$186,638
Income from Fidelity Central Funds		782
Total income		187,420
Expenses
Management fee	$15,777
Transfer agent fees	7,547
Distribution and service plan fees	737
Accounting fees and expenses	717
Custodian fees and expenses	46
Independent trustees' fees and expenses	30
Registration fees	216
Audit	61
Legal	9
Miscellaneous	44
Total expenses before reductions	25,184
Expense reductions	(46)
Total expenses after reductions		25,138
Net investment income (loss)		162,282
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	2,231
Total net realized gain (loss)		2,231
Change in net unrealized appreciation (depreciation) on investment securities		(93,476)
Net gain (loss)		(91,245)
Net increase (decrease) in net assets resulting from operations		$71,037

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Year ended December 31, 2018	Year ended December 31, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$162,282	$157,196
Net realized gain (loss)	2,231	6,307
Change in net unrealized appreciation (depreciation)	(93,476)	101,842
Net increase (decrease) in net assets resulting from operations	71,037	265,345
Distributions to shareholders	(167,871)	–
Distributions to shareholders from net investment income	–	(156,998)
Distributions to shareholders from net realized gain	–	(1,849)
Total distributions	(167,871)	(158,847)
Share transactions - net increase (decrease)	(66,114)	478,270
Total increase (decrease) in net assets	(162,948)	584,768
Net Assets
Beginning of period	6,511,264	5,926,496
End of period	$6,348,316	$6,511,264
Other Information
Undistributed net investment income end of period		$566

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Intermediate Municipal Income Fund Class A

Years ended December 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$10.40	$10.21	$10.51	$10.56	$10.18
Income from Investment Operations
Net investment income (loss)A	.230	.238	.231	.234	.256
Net realized and unrealized gain (loss)	(.142)	.192	(.262)	(.048)	.388
Total from investment operations	.088	.430	(.031)	.186	.644
Distributions from net investment income	(.229)	(.237)	(.231)	(.234)	(.257)
Distributions from net realized gain	(.009)	(.003)	(.038)	(.002)	(.007)
Total distributions	(.238)	(.240)	(.269)	(.236)	(.264)
Redemption fees added to paid in capital	–	–	–A,B	–A,B	–A,B
Net asset value, end of period	$10.25	$10.40	$10.21	$10.51	$10.56
Total ReturnC,D	.88%	4.25%	(.34)%	1.79%	6.38%
Ratios to Average Net AssetsE,F
Expenses before reductions	.68%	.69%	.68%	.69%	.67%
Expenses net of fee waivers, if any	.68%	.69%	.68%	.69%	.67%
Expenses net of all reductions	.68%	.69%	.67%	.69%	.67%
Net investment income (loss)	2.25%	2.29%	2.19%	2.24%	2.45%
Supplemental Data
Net assets, end of period (in millions)	$87	$91	$134	$148	$115
Portfolio turnover rateG	19%H	26%	28%	14%	17%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.0005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 H Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Intermediate Municipal Income Fund Class M

Years ended December 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$10.39	$10.21	$10.51	$10.55	$10.17
Income from Investment Operations
Net investment income (loss)A	.233	.239	.235	.239	.260
Net realized and unrealized gain (loss)	(.141)	.183	(.262)	(.039)	.388
Total from investment operations	.092	.422	(.027)	.200	.648
Distributions from net investment income	(.233)	(.239)	(.235)	(.238)	(.261)
Distributions from net realized gain	(.009)	(.003)	(.038)	(.002)	(.007)
Total distributions	(.242)	(.242)	(.273)	(.240)	(.268)
Redemption fees added to paid in capital	–	–	–A,B	–A,B	–A,B
Net asset value, end of period	$10.24	$10.39	$10.21	$10.51	$10.55
Total ReturnC,D	.92%	4.17%	(.30)%	1.93%	6.43%
Ratios to Average Net AssetsE,F
Expenses before reductions	.65%	.66%	.64%	.65%	.63%
Expenses net of fee waivers, if any	.65%	.66%	.64%	.65%	.63%
Expenses net of all reductions	.64%	.66%	.64%	.65%	.63%
Net investment income (loss)	2.28%	2.31%	2.22%	2.28%	2.48%
Supplemental Data
Net assets, end of period (in millions)	$15	$18	$19	$19	$18
Portfolio turnover rateG	19%H	26%	28%	14%	17%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.0005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 H Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Intermediate Municipal Income Fund Class C

Years ended December 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$10.40	$10.22	$10.52	$10.56	$10.18
Income from Investment Operations
Net investment income (loss)A	.153	.160	.152	.156	.176
Net realized and unrealized gain (loss)	(.141)	.183	(.262)	(.038)	.389
Total from investment operations	.012	.343	(.110)	.118	.565
Distributions from net investment income	(.153)	(.160)	(.152)	(.156)	(.178)
Distributions from net realized gain	(.009)	(.003)	(.038)	(.002)	(.007)
Total distributions	(.162)	(.163)	(.190)	(.158)	(.185)
Redemption fees added to paid in capital	–	–	–A,B	–A,B	–A,B
Net asset value, end of period	$10.25	$10.40	$10.22	$10.52	$10.56
Total ReturnC,D	.13%	3.37%	(1.08)%	1.13%	5.58%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.43%	1.43%	1.42%	1.44%	1.43%
Expenses net of fee waivers, if any	1.43%	1.43%	1.42%	1.44%	1.43%
Expenses net of all reductions	1.43%	1.43%	1.42%	1.44%	1.43%
Net investment income (loss)	1.50%	1.54%	1.44%	1.49%	1.69%
Supplemental Data
Net assets, end of period (in millions)	$45	$54	$61	$60	$61
Portfolio turnover rateG	19%H	26%	28%	14%	17%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.0005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the contingent deferred sales charge.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 H Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Intermediate Municipal Income Fund

Years ended December 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$10.39	$10.21	$10.51	$10.55	$10.17
Income from Investment Operations
Net investment income (loss)A	.261	.270	.265	.269	.287
Net realized and unrealized gain (loss)	(.141)	.183	(.262)	(.038)	.389
Total from investment operations	.120	.453	.003	.231	.676
Distributions from net investment income	(.261)	(.270)	(.265)	(.269)	(.289)
Distributions from net realized gain	(.009)	(.003)	(.038)	(.002)	(.007)
Total distributions	(.270)	(.273)	(.303)	(.271)	(.296)
Redemption fees added to paid in capital	–	–	–A,B	–A,B	–A,B
Net asset value, end of period	$10.24	$10.39	$10.21	$10.51	$10.55
Total ReturnC	1.19%	4.48%	(.01)%	2.23%	6.71%
Ratios to Average Net AssetsD,E
Expenses before reductions	.37%	.36%	.35%	.36%	.37%
Expenses net of fee waivers, if any	.37%	.36%	.35%	.36%	.37%
Expenses net of all reductions	.37%	.36%	.35%	.36%	.36%
Net investment income (loss)	2.56%	2.61%	2.51%	2.57%	2.75%
Supplemental Data
Net assets, end of period (in millions)	$4,867	$5,372	$4,953	$4,746	$4,453
Portfolio turnover rateF	19%G	26%	28%	14%	17%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.0005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 G Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Intermediate Municipal Income Fund Class I

Years ended December 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$10.41	$10.22	$10.52	$10.57	$10.19
Income from Investment Operations
Net investment income (loss)A	.253	.263	.257	.261	.282
Net realized and unrealized gain (loss)	(.140)	.193	(.261)	(.048)	.389
Total from investment operations	.113	.456	(.004)	.213	.671
Distributions from net investment income	(.254)	(.263)	(.258)	(.261)	(.284)
Distributions from net realized gain	(.009)	(.003)	(.038)	(.002)	(.007)
Total distributions	(.263)	(.266)	(.296)	(.263)	(.291)
Redemption fees added to paid in capital	–	–	–A,B	–A,B	–A,B
Net asset value, end of period	$10.26	$10.41	$10.22	$10.52	$10.57
Total ReturnC	1.13%	4.50%	(.09)%	2.05%	6.65%
Ratios to Average Net AssetsD,E
Expenses before reductions	.44%	.44%	.43%	.44%	.41%
Expenses net of fee waivers, if any	.44%	.44%	.43%	.44%	.41%
Expenses net of all reductions	.44%	.44%	.43%	.44%	.41%
Net investment income (loss)	2.49%	2.54%	2.43%	2.49%	2.70%
Supplemental Data
Net assets, end of period (in millions)	$1,013	$976	$760	$663	$609
Portfolio turnover rateF	19%G	26%	28%	14%	17%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.0005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 G Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Intermediate Municipal Income Fund Class Z

Year ended December 31,	2018 A
Selected Per–Share Data
Net asset value, beginning of period	$10.17
Income from Investment Operations
Net investment income (loss)B	.070
Net realized and unrealized gain (loss)	.086C
Total from investment operations	.156
Distributions from net investment income	(.065)
Distributions from net realized gain	(.001)
Total distributions	(.066)
Net asset value, end of period	$10.26
Total ReturnD,E	1.54%
Ratios to Average Net AssetsF,G
Expenses before reductions	.31%H
Expenses net of fee waivers, if any	.31%H
Expenses net of all reductions	.31%H
Net investment income (loss)	2.62%H
Supplemental Data
Net assets, end of period (in millions)	$321
Portfolio turnover rateI	19%J

 A For the period October 2, 2018 (commencement of sale of shares) to December 31, 2018.

 B Calculated based on average shares outstanding during the period.

 C The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Annualized

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 J Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended December 31, 2018
(Amounts in thousands except percentages)

1. Organization.

Fidelity Intermediate Municipal Income Fund (the Fund) is a fund of Fidelity School Street Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund commenced sale of Class Z shares on October 2, 2018. The Fund offers Class A, Class M, Class C, Intermediate Municipal Income, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Municipal securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of December 31, 2018 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2018, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to market discount, deferred trustees compensation and losses deferred due to wash sales and excise tax regulations.

The Fund purchases municipal securities whose interest, in the opinion of the issuer, is free from federal income tax. There is no assurance that the Internal Revenue Service (IRS) will agree with this opinion. In the event the IRS determines that the issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$108,572
Gross unrealized depreciation	(37,514)
Net unrealized appreciation (depreciation)	$71,058
Tax Cost	$6,187,261

The tax-based components of distributable earnings as of period end were as follows:

Undistributed tax-exempt income	$213
Net unrealized appreciation (depreciation) on securities and other investments	$71,058

The Fund intends to elect to defer to its next fiscal year $1,495 of capital losses recognized during the period November 1, 2018 to December 31, 2018.

The tax character of distributions paid was as follows:

	December 31, 2018	December 31, 2017
Tax-exempt Income	$162,181	$156,998
Long-term Capital Gains	5,690	1,849
Total	$ 167,871	$ 158,847

Delayed Delivery Transactions and When-Issued Securities. During the period, the Fund transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of Investments. The Fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

New Rule Issuance. During August 2018, the U.S. Securities and Exchange Commission issued Final Rule Release No. 33-10532, Disclosure Update and Simplification. This Final Rule includes amendments specific to registered investment companies that are intended to eliminate overlap in disclosure requirements between Regulation S-X and GAAP. In accordance with these amendments, certain line-items in the Fund's financial statements have been combined or removed for the current period as outlined in the table below.

Financial Statement	Current Line-Item Presentation	Prior Line-Item Presentation
Statement of Assets and Liabilities	Total distributable earnings (loss)	Undistributed/Distributions in excess of/Accumulated net investment income (loss) Accumulated/Undistributed net realized gain (loss) Net unrealized appreciation (depreciation)
Statement of Changes in Net Assets	N/A - removed	Undistributed/Distributions in excess of/Accumulated net investment income (loss) end of period
Statement of Changes in Net Assets	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain
Distributions to Shareholders Note to Financial Statements	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, aggregated $1,371,198 and $1,167,785, respectively.

Unaffiliated Redemptions In-Kind. During the period, 18,537 shares of the Fund were redeemed in-kind for investments, including accrued interest, and cash with a value of $190,000. The net realized gain of $2,651 on investments delivered through in-kind redemptions is included in the accompanying Statement of Operations. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets as well as the Notes to Financial Statements. The Fund recognized no gain or loss for federal income tax purposes.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The fee is based on an annual asset based fee of .10% of the Fund's average net assets plus an income based fee of 5% of the Fund's gross income throughout the month. For the reporting period, the total annual management fee rate was .25% of average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$210	$5
Class M	-%	.25%	40	–
Class C	.75%	.25%	487	22
			$737	$27

Sales Load. FDC may receive a front-end sales charge of up to 4.00% for selling Class A shares and Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, .75% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$8
Class M	1
Class C(a)	6
$15

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$139.17
Class M	21.13
Class C	81.17
Intermediate Municipal Income	5,336.10
Class I	1,950.17
Class Z	20	.05(a)
	$7,547

 (a) Annualized

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month. For the period, the fees were equivalent to an annual rate of .01%.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $18 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Expense Reductions.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $46.

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended December 31, 2018(a)	Year ended December 31, 2017
Distributions to shareholders
Class A	$1,965	$–
Class M	383	–
Class C	773	–
Intermediate Municipal Income	134,917	–
Class I	28,725	–
Class Z	1,108	–
Total	$167,871	$–
From net investment income
Class A	$–	$2,481
Class M	–	431
Class C	–	884
Intermediate Municipal Income	–	132,666
Class I	–	20,536
Total	$–	$156,998
From net realized gain
Class A	$–	$28
Class M	–	5
Class C	–	16
Intermediate Municipal Income	–	1,527
Class I	–	273
Total	$–	$1,849

 (a) Distributions for Class Z are for the period October 2, 2018 (commencement of sale of shares) to December 31, 2018.

9. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended December 31, 2018 (a)	Year ended December 31, 2017	Year ended December 31, 2018 (a)	Year ended December 31, 2017
Class A
Shares sold	2,380	1,569	$24,290	$16,212
Reinvestment of distributions	176	224	1,800	2,317
Shares redeemed	(2,837)	(6,176)	(28,960)	(63,672)
Net increase (decrease)	(281)	(4,383)	$(2,870)	$(45,143)
Class M
Shares sold	154	166	$1,568	$1,714
Reinvestment of distributions	35	40	362	417
Shares redeemed	(485)	(269)	(4,947)	(2,792)
Net increase (decrease)	(296)	(63)	$(3,017)	$(661)
Class C
Shares sold	468	473	$4,774	$4,910
Reinvestment of distributions	67	77	688	800
Shares redeemed	(1,328)	(1,278)	(13,565)	(13,247)
Net increase (decrease)	(793)	(728)	$(8,103)	$(7,537)
Intermediate Municipal Income
Shares sold	188,152	132,929	$1,919,955	$1,375,900
Reinvestment of distributions	9,098	8,809	92,840	91,199
Shares redeemed	(238,894)(b)	(110,185)	(2,437,317)(b)	(1,138,030)
Net increase (decrease)	(41,644)	31,553	$(424,522)	$329,069
Class I
Shares sold	65,564	61,657	$670,790	$641,157
Reinvestment of distributions	2,612	1,691	26,680	17,540
Shares redeemed	(63,108)	(44,009)	(640,916)	(456,155)
Net increase (decrease)	5,068	19,339	$56,554	$202,542
Class Z
Shares sold	32,913	–	$332,677	$–
Reinvestment of distributions	107	–	1,093	–
Shares redeemed	(1,757)	–	(17,926)	–
Net increase (decrease)	31,263	–	$315,844	$–

 (a) Share transactions for Class Z are for the period October 2, 2018 (commencement of sale of shares) to December 31, 2018

 (b) Amount includes in-kind redemptions (see the Redemptions In-Kind note for additional details).

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity School Street Trust and Shareholders of Fidelity Intermediate Municipal Income Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Intermediate Municipal Income Fund (one of the funds constituting Fidelity School Street Trust, referred to hereafter as the "Fund") as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statement of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 13, 2019

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 260 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Arthur E. Johnson serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-present) and Chairman and Director of FMR (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of FMR (2001-2005), a Trustee of other investment companies advised by FMR, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds. Ms. McAuliffe previously served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company). Earlier roles at FIL included Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo. Ms. McAuliffe also was the Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe is also a director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement in April 2012, Ms. Acton was Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011), and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board of Directors and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Previously, Ms. Acton served as a Member of the Advisory Board of certain Fidelity® funds (2013-2016).

Ann E. Dunwoody (1953)

Year of Election or Appointment: 2018

Trustee

General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). She is the President of First to Four LLC (leadership and mentoring services, 2012-present). She also serves as a member of the Board of Directors and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor, and aerospace systems, 2013-present), Board of Directors and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and Board of Directors of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a Member of the Advisory Board of certain Fidelity® funds (2018), a member of the Board of Directors and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board of Directors, Chair of the Nomination and Governance Committee and member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Board of Directors of the Army Historical Foundation (2015-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present) and a member of the Board of Trustees of Florida Institute of Technology (2015-present) and ThanksUSA (military family education non-profit, 2014-present).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. He serves on the board of directors for Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-present) and K12 Inc. (technology-based education company, 2012-present). Previously, Mr. Engler served as interim president of Michigan State University (2018-2019), a Member of the Advisory Board of certain Fidelity® funds (2014-2016), president of the Business Roundtable (2011-2017), a trustee of The Munder Funds (2003-2014), president and CEO of the National Association of Manufacturers (2004-2011), member of the Board of Trustees of the Annie E. Casey Foundation (2004-2015), and as governor of Michigan (1991-2003). He is a past chairman of the National Governors Association.

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Mr. Gartland is Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-present). Previously, Mr. Gartland served as a partner and investor of Vietnam Partners LLC (investments and consulting, 2008-2011). Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007), and Chase Manhattan Bank (1975-1978).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Mr. Johnson serves as a member of the Board of Directors of Eaton Corporation plc (diversified power management, 2009-present) and Booz Allen Hamilton (management consulting, 2011-present). Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). He previously served on the Board of Directors of IKON Office Solutions, Inc. (1999-2008), AGL Resources, Inc. (holding company, 2002-2016), and Delta Airlines (2005-2007). Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Vice Chairman of the Independent Trustees

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management. Before joining Credit Suisse, he was an Executive Vice President and Chief Investment Officer for Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager and Research Analyst, and Mr. Kenneally was awarded the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company (pipeline and tanker operations). Ms. Knowles currently serves as a Director and Chairman of the Audit Committee of McKesson Corporation (healthcare service, since 2002). Ms. Knowles is a member of the Board of the Santa Catalina Island Company (real estate, 2009-present). Ms. Knowles is a Member of the Investment Company Institute Board of Governors and a Member of the Governing Council of the Independent Directors Council (2014-present). She also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Previously, Ms. Knowles served as a Director of Phelps Dodge Corporation (copper mining and manufacturing, 1994-2007), URS Corporation (engineering and construction, 2000-2003) and America West (airline, 1999-2002). Ms. Knowles previously served as Chairman (2015-2018) and Vice Chairman (2012-2015) of the Independent Trustees of certain Fidelity® funds.

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Mr. Murray is Vice Chairman (2013-present) of Meijer, Inc. (regional retail chain). Previously, Mr. Murray served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Chief Executive Officer (2013-2016) and President (2006-2013) of Meijer, Inc. Mr. Murray serves as a member of the Board of Directors and Nuclear Review and Public Policy and Responsibility Committees of DTE Energy Company (diversified energy company, 2009-present). Mr. Murray also serves as a member of the Board of Directors of Spectrum Health (not-for-profit health system, 2015-present). Mr. Murray previously served as President of Grand Valley State University (2001-2006), Treasurer for the State of Michigan (1999-2001), Vice President of Finance and Administration for Michigan State University (1998-1999), and a member of the Board of Directors and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray is also a director or trustee of many community and professional organizations.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2018

Secretary and Chief Legal Officer (CLO)

Mr. Coffey also serves as Secretary and CLO of other funds. Mr. Coffey serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-present); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Assistant Secretary of certain funds (2009-2018) and as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John B. McGinty, Jr. (1962)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. McGinty also serves as Chief Compliance Officer of other funds. Mr. McGinty is Senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2016-present). Mr. McGinty previously served as Vice President, Senior Attorney at Eaton Vance Management (investment management firm, 2015-2016), and prior to Eaton Vance as global CCO for all firm operations and registered investment companies at GMO LLC (investment management firm, 2009-2015). Before joining GMO LLC, Mr. McGinty served as Senior Vice President, Deputy General Counsel for Fidelity Investments (2007-2009).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2015

Assistant Secretary

Mr. Pogorelec also serves as Assistant Secretary of other funds. Mr. Pogorelec serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2006-present).

Nancy D. Prior (1967)

Year of Election or Appointment: 2014

Vice President

Ms. Prior also serves as Vice President of other funds. Ms. Prior serves as President Fixed Income, High Income/Emerging Market Debt and Multi Asset Class Strategies of FIAM LLC (2018-present), President (2016-present) and Director (2014-present) of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm), President, Fixed Income (2014-present), and is an employee of Fidelity Investments (2002-present). Previously, Ms. Prior served as Vice Chairman of FIAM LLC (investment adviser firm, 2014-2018), a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-2018), President Multi-Asset Class Strategies of FMR's Global Asset Allocation Division (2017-2018), Vice President of Fidelity's Money Market Funds (2012-2014), President, Money Market and Short Duration Bond Group of Fidelity Management & Research (FMR) (investment adviser firm, 2013-2014), President, Money Market Group of FMR (2011-2013), Managing Director of Research (2009-2011), Senior Vice President and Deputy General Counsel (2007-2009), and Assistant Secretary of certain Fidelity® funds (2008-2009).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The actual expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2018 to December 31, 2018) for Class A, Class M, Class C, Intermediate Municipal Income and Class I and for the period (October 2, 2018 to December 31, 2018) for Class Z. The hypothetical expense Example is based on an investment of $1,000 invested for the one-half year period (July 1, 2018 to December 31, 2018).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee, which was eliminated effective August 1, 2018, is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee, which was eliminated effective August 1, 2018, is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value	Ending Account Value December 31, 2018	Expenses Paid During Period
Class A	.67%
Actual		$1,000.00	$1,013.50	$3.40-B
Hypothetical-C		$1,000.00	$1,021.83	$3.41-D
Class M	.64%
Actual		$1,000.00	$1,012.70	$3.25-B
Hypothetical-C		$1,000.00	$1,021.98	$3.26-D
Class C	1.42%
Actual		$1,000.00	$1,008.70	$7.19-B
Hypothetical-C		$1,000.00	$1,018.05	$7.22-D
Intermediate Municipal Income	.37%
Actual		$1,000.00	$1,014.10	$1.88-B
Hypothetical-C		$1,000.00	$1,023.34	$1.89-D
Class I	.44%
Actual		$1,000.00	$1,014.70	$2.23-B
Hypothetical-C		$1,000.00	$1,022.99	$2.24-D
Class Z	.31%
Actual		$1,000.00	$1,015.40	$.78-B
Hypothetical-C		$1,000.00	$1,023.64	$1.58-D

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Actual expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period) for Class A, Class M, Class C, Intermediate Municipal Income and Class I and multiplied by 91/365 (to reflect the period October 2, 2018 to December 31, 2018) for Class Z.

 C 5% return per year before expenses

 D Hypothetical expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Distributions (Unaudited)

The fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2018, $1,072,280, or, if subsequently determined to be different, the net capital gain of such year.

During fiscal year ended 2018, 100% of the fund's income dividends were free from federal income tax, and 9.20% of the fund's income dividends was subject to the federal alternative minimum tax.

The fund will notify shareholders in January 2019 of amounts for use in preparing 2018 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Intermediate Municipal Income Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established four standing committees (Committees) — Operations, Audit, Fair Valuation, and Governance and Nominating — each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all of the Independent Trustees are members, meets regularly throughout the year and considers, among other matters, information specifically related to the annual consideration of the renewal of the fund's Advisory Contracts. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its September 2018 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency and pricing and bookkeeping services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) reducing management fees and total expenses for certain growth equity funds and index funds; (vii) lowering expense caps for certain existing funds and classes, and converting certain voluntary expense caps to contractual caps, to reduce expenses borne by shareholders; (viii) eliminating short-term redemption fees for funds that had such fees; (ix) rationalizing product lines and gaining increased efficiencies from fund mergers and share class consolidations; (x) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (xi) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against an appropriate securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance at meetings throughout the year, the Board gave particular attention to information indicating underperformance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for such underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on gross performance (before fees and expenses but after transaction costs) compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and on net performance (after fees and expenses) compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; expectations for interest rate levels and credit conditions; issuer-specific information including credit quality; the potential for incremental return versus the fund's benchmark index weighed against the risks involved in obtaining that incremental return, including the risk of diminished or negative total returns; and fund cash flows and other factors. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and was considered by the Board.

Fidelity Intermediate Municipal Income Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2017.

The Board noted that it and the boards of other Fidelity funds formed an ad hoc Committee on Group Fee, which meets periodically, to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component (such as the fund) and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A, Class M, Class I, and the retail class ranked below the competitive median for 2017 and the total expense ratio of Class C ranked above the competitive median for 2017. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class C was above the competitive median primarily because of its 1.00% 12b-1 fee. The Board noted that, when compared with competitor funds that charge a 1.00% 12b-1 fee, the total expense ratio of Class C is at or below median. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the fund's business. The Board noted that changes to fall-out benefits year-over-year reflect business developments at Fidelity's various businesses.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, the allocation of various costs to different funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, including its effects on fund profitability, the rationale for the compensation structure, and the extent to which current market conditions have affected retention and recruitment; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds and the treatment of such compensation within Fidelity's fund profitability methodology; (v) the terms of Fidelity's voluntary expense limitation agreements; (vi) the methodology with respect to competitive fund data and peer group classifications; (vii) Fidelity's transfer agent fee, expense, and service structures for different funds and classes relative to competitive trends, and the impact of the increased use of omnibus accounts; (viii) new developments in the retail and institutional marketplaces and the competitive positioning of the funds relative to other investment products and services; (ix) the impact of recent changes to the money market fund landscape, including the full implementation of money market fund reform and rising interest rates, on Fidelity's money market funds; (x) the funds' share class structures and distribution channels; and (xi) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends and methodologies for total expense competitive comparisons, and actions that might be taken by Fidelity to reduce total expense ratios for certain classes. In addition, the Board considered its discussions with Fidelity throughout the year regarding enhanced information security initiatives and the funds' fair valuation policies.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

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Fidelity® Series International Credit Fund Annual Report December 31, 2018

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
Brokerage, Mutual Fund, or Annuity Contracts:	fidelity.com/mailpreferences	1-800-343-3548
Employer Provided Retirement Accounts:	netbenefits.fidelity.com/preferences (choose 'no' under Required Disclosures to continue to print)	1-800-343-0860
Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

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NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended December 31, 2018	Past 1 year	Life of fundA
Fidelity® Series International Credit Fund	(1.04)%	0.59%

 A From July 25, 2017

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Series International Credit Fund on July 25, 2017, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg Barclays Global Aggregate Credit Ex U.S. Index Hedged (USD) performed over the same period.

Period Ending Values
$10,085	Fidelity® Series International Credit Fund
$10,243	Bloomberg Barclays Global Aggregate Credit Ex U.S. Index Hedged (USD)

Management's Discussion of Fund Performance

Market Recap:  Global investment-grade bonds roughly broke even in 2018, as yields that gained early in the year fell notably late in 2018, amid new concerns about global economic growth. The Bloomberg Barclays Global Aggregate Credit Index (Hedged) returned -0.47%, with U.S. Treasuries, German bunds and other well-regarded sovereign bonds outperforming, especially late in the year. Longer-term bond yields advanced through mid-May, driven by policy-rate hikes, plans by the U.S. Federal Reserve to gradually reduce its balance sheet and tax reform that went into effect in January. Indications of robust employment and buoyant consumer sentiment reinforced the rate-tightening cycle. Longer-term yields moderated in the summer, with spreads between shorter-term and longer-term Treasury bonds remaining tight, partly because of escalating global trade tension. Yields rose again in September and early October, amid increased inflation expectations and hints that central banks may curtail economic stimulus, before declining notably in November due to broad market volatility and rising jobless claims. Yields fell further in December because U.S. economic data fell short of consensus expectations and China and parts of Europe also showed signs of economic weakness. As a result, overall market volatility increased substantially and credit spreads widened in the final weeks of the year.

Comments from Co-Portfolio Managers Michael Foggin and Andrew Lewis:  For the year, the fund returned -1.04%, lagging the 0.66% gain of the benchmark Bloomberg Barclays Global Aggregate Credit ex U.S. Index Hedged (USD). The fund's underperformance mainly was due to individual bond picks, especially among financial companies in Europe. A position in Banca Monte dei Paschi di Siena, Italy’s oldest bank, stood out to the downside. Choices among the bonds of industrial firms detracted to a lesser extent. The fund's positioning along the yield curve also hurt the relative return, as did sector selection. Outside of Europe, the bonds of specific government-related agencies, including Mexico's Petroleos Mexicanos, detracted because these bonds lost notable value in the latter half of the year. Conversely, options purchased to help protect the portfolio from potential downside added some value, as did maintaining small non-benchmark exposure to U.S. Treasuries. We increased the fund's overall exposure to corporate bonds this year, but reduced holdings of industrial companies in the U.K. amid uncertainty regarding its planned exit from the European Union.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to Shareholders:  At the end of 2017, Curt Hollingsworth retired from Fidelity, leaving Michael Foggin and Andrew Lewis as Co-Managers of the fund.

Investment Summary (Unaudited)

Geographic Diversification (% of fund's net assets)

As of December 31, 2018
United Kingdom	14.7%
United States of America	13.8%
Netherlands	11.7%
Luxembourg	8.7%
Switzerland	6.6%
France	6.4%
Germany	5.0%
Spain	4.7%
Ireland	4.1%
Other	24.3%

Percentages are based on country or territory of incorporation and include the effect of futures contracts, options and swaps, as applicable. Foreign currency contracts and other assets and liabilities are included within United States of America, as applicable.

Quality Diversification (% of fund's net assets)

As of December 31, 2018
U.S. Government and U.S. Government Agency Obligations	1.7%
AA	1.6%
A	5.1%
BBB	55.7%
BB and Below	21.9%
Not Rated	9.9%
Equities	0.6%
Short-Term Investments and Net Other Assets	3.5%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Asset Allocation (% of fund's net assets)

As of December 31, 2018*,**
Corporate Bonds	67.9%
Government Obligations	1.7%
Foreign Government and Government Agency Obligations	7.2%
Nonconvertible Preferred Stocks	0.6%
Preferred Securities	19.1%
Short-Term Investments and Net Other Assets (Liabilities)	3.5%

 * Futures and Swaps - 9.0%

 ** Foreign Currency Contracts - (78.3)%

Schedule of Investments December 31, 2018

Showing Percentage of Net Assets

Nonconvertible Bonds - 67.9%
		Principal Amount(a)	Value
Argentina - 0.9%
YPF SA 8.5% 3/23/21 (Reg. S)		$950,000	$938,125
British Virgin Islands - 1.3%
Proven Glory Capital Ltd. 3.25% 2/21/22 (Reg. S)		380,000	362,286
Proven Honour Capital Ltd. 4.125% 5/6/26 (Reg. S)		1,000,000	898,620

TOTAL BRITISH VIRGIN ISLANDS			1,260,906

Cayman Islands - 1.2%
Banco Do Brasil SA 4.625% 1/15/25 (b)		500,000	474,375
Three Gorges Finance II (Cayman Islands) Ltd. 1.3% 6/21/24 (Reg. S)	EUR	640,000	721,025

TOTAL CAYMAN ISLANDS			1,195,400

Denmark - 3.3%
Nykredit Realkredit A/S 4% 6/3/36 (Reg. S) (c)	EUR	2,312,000	2,744,999
Vestas Wind Systems A/S 2.75% 3/11/22 (Reg. S)	EUR	405,000	485,247

TOTAL DENMARK			3,230,246

Finland - 1.0%
Nordea Bank AB 0.875% 6/26/23 (Reg. S)	EUR	825,000	940,026
France - 4.7%
Altareit SCA 2.875% 7/2/25 (Reg. S)	EUR	600,000	638,816
Casino Guichard Perrachon SA 4.407% 8/6/19 (c)	EUR	200,000	232,312
Iliad SA 0.625% 11/25/21 (Reg. S)	EUR	1,300,000	1,442,181
Lagardere S.C.A.:
1.625% 6/21/24 (Reg. S)	EUR	1,400,000	1,535,652
2.75% 4/13/23 (Reg. S)	EUR	700,000	817,303

TOTAL FRANCE			4,666,264

Germany - 4.7%
alstria office REIT-AG 1.5% 11/15/27 (Reg. S)	EUR	1,200,000	1,239,159
Deutsche Bank AG 5% 6/24/20	EUR	1,550,000	1,835,867
Dvb Bank Se 1.25% 4/22/20	EUR	400,000	462,338
TLG Immobilien AG 1.375% 11/27/24 (Reg. S)	EUR	300,000	335,458
Volkswagen Financial Services AG 0.25% 10/16/20 (Reg. S)	EUR	700,000	798,648

TOTAL GERMANY			4,671,470

Ireland - 3.6%
AIB Group PLC 2.25% 7/3/25 (Reg. S)	EUR	250,000	278,939
Allied Irish Banks PLC 4.125% 11/26/25 (Reg. S) (c)	EUR	1,005,000	1,170,236
Aquarius + Investments PLC for Swiss Reinsurance Co. Ltd. 6.375% 9/1/24 (c)		1,395,000	1,404,347
Bank Ireland Group PLC:
1.375% 8/29/23 (Reg. S)	EUR	440,000	487,563
3.125% 9/19/27 (Reg. S) (c)	GBP	200,000	237,373

TOTAL IRELAND			3,578,458

Italy - 0.8%
Banca Monte dei Paschi di Siena SpA 5.375% 1/18/28 (c)	EUR	650,000	432,692
Wind Tre SpA 3.125% 1/20/25 (Reg. S)	EUR	348,000	354,528

TOTAL ITALY			787,220

Luxembourg - 6.9%
Alpha Trains Finance SA 2.064% 6/30/25	EUR	802,000	940,081
Altice SA 7.25% 5/15/22 (Reg. S)	EUR	200,000	212,835
Blackstone Property Partners Europe LP:
1.4% 7/6/22 (Reg. S)	EUR	360,000	411,247
2.2% 7/24/25 (Reg. S)	EUR	1,820,000	2,016,693
CPI Property Group SA 1.45% 4/14/22 (Reg. S)	EUR	1,250,000	1,408,932
Fiat Industrial Finance Europe SA 1.875% 1/19/26 (Reg. S)	EUR	500,000	560,048
Logicor Financing SARL 1.5% 11/14/22 (Reg. S)	EUR	800,000	904,894
SELP Finance SARL 1.25% 10/25/23 (Reg. S)	EUR	340,000	383,595

TOTAL LUXEMBOURG			6,838,325

Mexico - 3.9%
BBVA Bancomer SA 7.25% 4/22/20 (Reg. S)		661,000	684,466
Gruma S.A.B. de CV 4.875% 12/1/24 (Reg. S)		465,000	466,163
Petroleos Mexicanos:
3.625% 11/24/25 (Reg. S)	EUR	390,000	408,191
3.75% 2/21/24 (Reg. S)	EUR	2,050,000	2,254,366

TOTAL MEXICO			3,813,186

Netherlands - 8.5%
ABN AMRO Bank NV 4.4% 3/27/28 (Reg. S) (c)		400,000	391,924
Demeter Investments BV:
5.625% 8/15/52 (Reg. S) (c)		250,000	237,166
5.75% 8/15/50 (Reg. S) (c)		550,000	532,813
Deutsche Annington Finance BV 1.5% 3/22/26	EUR	600,000	665,885
Mylan NV 2.25% 11/22/24 (Reg. S)	EUR	490,000	559,885
Petrobras Global Finance BV:
4.75% 1/14/25	EUR	580,000	691,116
6.125% 1/17/22		397,000	407,421
Samvardhana Motherson Automotive Systems Group BV 1.8% 7/6/24 (Reg. S)	EUR	1,140,000	1,026,115
Teva Pharmaceutical Finance Netherlands III BV:
0.375% 7/25/20 (Reg. S)	EUR	502,000	559,328
4.5% 3/1/25	EUR	350,000	404,862
Vesteda Finance BV 2% 7/10/26 (Reg. S)	EUR	800,000	901,342
Volkswagen Financial Services AG 1.875% 9/7/21 (Reg. S)	GBP	1,000,000	1,261,880
WPC Eurobond BV 2.25% 4/9/26	EUR	700,000	791,660

TOTAL NETHERLANDS			8,431,397

Spain - 2.7%
CaixaBank SA:
1.75% 10/24/23 (Reg. S)	EUR	1,200,000	1,365,578
2.75% 7/14/28 (Reg. S) (c)	EUR	400,000	449,602
Indra Sistemas SA 3% 4/19/24 (Reg. S)	EUR	800,000	903,309

TOTAL SPAIN			2,718,489

Sweden - 2.9%
Heimstaden Bostad AB 1.75% 12/7/21 (Reg. S)	EUR	850,000	971,054
Securitas AB 1.125% 2/20/24 (Reg. S)	EUR	730,000	833,213
Tele2 AB 1.125% 5/15/24 (Reg. S)	EUR	950,000	1,079,518

TOTAL SWEDEN			2,883,785

Switzerland - 6.6%
Credit Suisse Group AG:
5.75% 9/18/25 (Reg. S) (c)	EUR	800,000	979,616
6.5% 8/8/23 (Reg. S)		2,300,000	2,397,750
UBS AG 4.75% 2/12/26 (Reg. S) (c)	EUR	2,615,000	3,169,133

TOTAL SWITZERLAND			6,546,499

Turkey - 0.6%
Turkiye Garanti Bankasi A/S 3.375% 7/8/19 (Reg. S)	EUR	486,000	555,442
United Kingdom - 5.7%
BAT International Finance PLC 1.25% 3/13/27 (Reg. S)	EUR	1,300,000	1,354,934
British Telecommunications PLC 0.875% 9/26/23 (Reg. S)	EUR	850,000	954,439
CYBG PLC 3.125% 6/22/25 (Reg. S) (c)	GBP	295,000	343,234
Imperial Tobacco Finance PLC:
3.375% 2/26/26 (Reg. S)	EUR	400,000	484,826
8.125% 3/15/24	GBP	550,000	873,771
SKY PLC 2.25% 11/17/25 (Reg. S)	EUR	815,000	981,587
Travis Perkins PLC:
4.375% 9/15/21 (Reg. S)	GBP	150,000	191,884
4.5% 9/7/23 (Reg. S)	GBP	350,000	434,227

TOTAL UNITED KINGDOM			5,618,902

United States of America - 8.6%
Bayer U.S. Finance II LLC 4.25% 12/15/25 (b)		1,650,000	1,606,627
CEMEX Finance LLC 4.625% 6/15/24	EUR	1,210,000	1,393,289
Citigroup, Inc.:
4.3% 11/20/26		192,000	184,726
5.5% 9/13/25		563,000	591,064
Goldman Sachs Group, Inc. 4.25% 10/21/25		1,013,000	970,514
International Flavors & Fragrances, Inc. 1.8% 9/25/26	EUR	900,000	1,028,461
Morgan Stanley:
3.95% 4/23/27		362,000	341,477
4.35% 9/8/26		600,000	583,377
Reynolds American, Inc. 4.45% 6/12/25		977,000	942,464
Time Warner Cable, Inc. 4.5% 9/15/42		1,025,000	824,972

TOTAL UNITED STATES OF AMERICA			8,466,971

TOTAL NONCONVERTIBLE BONDS
(Cost $71,131,422)			67,141,111

U.S. Government and Government Agency Obligations - 1.7%
U.S. Treasury Obligations - 1.7%
U.S. Treasury Bonds:
2.5% 2/15/45 (d)		$64,000	$58,109
3% 5/15/47 (d)(e)		318,000	317,196
5% 5/15/37 (d)		50,000	65,692
U.S. Treasury Notes:
1.25% 10/31/21		100,000	96,656
2.125% 5/15/25 (d)(f)		375,000	365,011
2.75% 11/30/20		780,000	783,387
			1,686,051
TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS
(Cost $1,684,777)			1,686,051

Foreign Government and Government Agency Obligations - 7.2%
Greece - 0.6%
Greek Government:
3.375% 2/15/25 (Reg. S) (b)	EUR	$340,000	$376,238
3.5% 1/30/23	EUR	170,000	196,298

TOTAL GREECE			572,536

Indonesia - 3.0%
Indonesian Republic 2.625% 6/14/23	EUR	2,470,000	2,945,962
Italy - 1.9%
Italian Republic 4.25% 9/1/19	EUR	1,650,000	1,938,109
United Kingdom - 1.7%
United Kingdom, Great Britain and Northern Ireland:
1.625% 10/22/28	GBP	100,000	131,368
1.75% 9/7/37 (e)	GBP	628,000	798,864
4.25% 12/7/49 (d)(e)	GBP	367,000	736,001

TOTAL UNITED KINGDOM			1,666,233

TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS
(Cost $7,263,041)			7,122,840
		Shares	Value

Nonconvertible Preferred Stocks - 0.6%
United Kingdom - 0.6%
Nationwide Building Society 10.25%
(Cost $677,724)		3,254	577,546
		Principal Amount(a)	Value

Preferred Securities - 19.1%
Australia - 0.6%
QBE Insurance Group Ltd. 5.25% (Reg. S) (a)(c)(g)		700,000	606,708
Belgium - 0.5%
KBC Groep NV 5.625% (c)(g)	EUR	400,000	457,825
Canada - 0.7%
Bank of Nova Scotia 4.65% (c)(g)		800,000	701,778
France - 1.8%
AXA SA 3.941% (c)(g)	EUR	466,000	554,443
BNP Paribas SA 6.75% (Reg. S) (c)(g)		800,000	796,260
Danone SA 1.75% (Reg. S) (c)(g)	EUR	400,000	433,875

TOTAL FRANCE			1,784,578

Germany - 0.4%
Deutsche Bank AG 6% (Reg. S) (c)(g)	EUR	400,000	391,246
Ireland - 0.5%
Allied Irish Banks PLC 7.375% (Reg. S) (c)(g)	EUR	400,000	478,974
Italy - 1.0%
Assicurazioni Generali SpA:
6.416% (c)(g)	GBP	400,000	524,228
8.5% (c)(g)	EUR	400,000	482,544

TOTAL ITALY			1,006,772

Luxembourg - 1.8%
Grand City Properties SA 3.75% (c)(g)	EUR	1,500,000	1,753,115
Netherlands - 3.2%
Stichting AK Rabobank Certificaten 6.5% (Reg. S) (g)	EUR	510,000	626,072
Volkswagen International Finance NV:
2.5%(Reg. S) (c)(g)	EUR	1,745,000	1,955,643
2.7%(Reg. S) (c)(g)	EUR	500,000	540,841

TOTAL NETHERLANDS			3,122,556

Spain - 2.0%
Banco Bilbao Vizcaya Argentaria SA:
5.875% (Reg. S) (c)(g)	EUR	1,000,000	1,064,688
6.75% (Reg. S) (c)(g)	EUR	800,000	915,704

TOTAL SPAIN			1,980,392

United Kingdom - 6.6%
Aviva PLC 6.125% (c)(g)	GBP	1,690,000	2,263,805
Barclays Bank PLC 7.625% 11/21/22		1,370,000	1,431,494
Barclays PLC:
6.625% (c)(g)		300,000	293,289
7.875% (Reg. S) (c)(g)	GBP	560,000	716,401
HSBC Holdings PLC 5.25% (c)(g)	EUR	1,005,000	1,160,564
Pennon Group PLC 2.875% (Reg. S) (c)(g)	GBP	550,000	707,265

TOTAL UNITED KINGDOM			6,572,818

TOTAL PREFERRED SECURITIES
(Cost $20,616,168)			18,856,762
		Shares	Value

Money Market Funds - 1.1%
Fidelity Cash Central Fund, 2.42% (h)
(Cost $1,117,395)		1,117,199	1,117,422

Purchased Swaptions - 0.1%(i)
	Expiration Date	Notional Amount	Value
Put Options - 0.1%
Option with an exercise rate of 3.375% on a credit default swap with Citibank, N.A. to buy protection on the iTraxx Europe Crossover Series 30 Index expiring December 2023, paying 5% quarterly.	2/20/19	EUR 2,150,000	$47,129
Option with an exercise rate of 3.75% on a credit default swap with Citibank, N.A. to buy protection on the iTraxx Europe Crossover Series 30 Index expiring December 2023, paying 5% quarterly.	1/16/19	EUR 8,600,000	45,134

TOTAL PUT OPTIONS			92,263

TOTAL PURCHASED SWAPTIONS
(Cost $88,739)			92,263
TOTAL INVESTMENT IN SECURITIES - 97.7%
(Cost $102,579,266)			96,593,995
NET OTHER ASSETS (LIABILITIES) - 2.3%			2,309,830
NET ASSETS - 100%			$98,903,825

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/(Depreciation)
Purchased
Bond Index Contracts
ASX 10 Year Treasury Bond Index Contracts (Australia)	8	March 2019	$747,597	$9,602	$9,602
ICE Long Gilt Contracts (United Kingdom)	11	March 2019	1,726,917	14,906	14,906
TME 10 Year Canadian Note Contracts (Canada)	32	March 2019	3,205,860	96,390	96,390
TOTAL BOND INDEX CONTRACTS					120,898
Treasury Contracts
CBOT 2-Year U.S. Treasury Note Contracts (United States)	25	March 2019	5,307,813	35,898	35,898
CBOT 5-Year U.S. Treasury Note Contracts (United States)	71	March 2019	8,142,813	130,500	130,500
CBOT Long Term U.S. Treasury Bond Contracts (United States)	11	March 2019	1,606,000	65,914	65,914
CBOT Ultra 10-Year U.S. Treasury Note Contracts (United States)	32	March 2019	4,162,500	128,734	128,734
CBOT Ultra Long Term U.S. Treasury Bond Contracts (United States)	11	March 2019	1,767,219	90,210	90,210
TOTAL TREASURY CONTRACTS					451,256

TOTAL PURCHASED					572,154

Sold
Bond Index Contracts
Eurex Euro-Bobl Contracts (Germany)	112	March 2019	17,005,496	(42,614)	(42,614)
Eurex Euro-Bund Contracts (Germany)	17	March 2019	3,185,391	(23,174)	(23,174)
Eurex Euro-Schatz Contracts (Germany)	9	March 2019	1,154,297	(363)	(363)

TOTAL SOLD					(66,151)

TOTAL FUTURES CONTRACTS					$506,003

The notional amount of futures purchased as a percentage of Net Assets is 27.0%

The notional amount of futures sold as a percentage of Net Assets is 21.6%

For the period, the average monthly underlying face amount at value for futures contracts in the aggregate was $42,609,960.

Forward Foreign Currency Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation/(Depreciation)
USD	21,853	AUD	31,000	Bank Of America, N.A.	1/2/19	$18
USD	35,183	CAD	48,000	Bank Of America, N.A.	1/2/19	24
USD	40,570	GBP	32,000	Bank Of America, N.A.	1/2/19	(217)
EUR	111,000	USD	126,392	BNP Paribas SA	2/28/19	1,384
EUR	110,000	USD	126,098	BNP Paribas SA	2/28/19	527
EUR	154,000	USD	176,700	BNP Paribas SA	2/28/19	575
EUR	71,000	USD	81,253	Goldman Sachs Bank USA	2/28/19	478
GBP	96,000	USD	123,185	BNP Paribas SA	2/28/19	(487)
GBP	45,000	USD	57,604	BNP Paribas SA	2/28/19	(89)
GBP	132,000	USD	167,016	Goldman Sachs Bank USA	2/28/19	1,694
USD	16,504	CAD	22,000	State Street Bank And Trust Co	2/28/19	367
USD	145,912	EUR	127,000	BNP Paribas SA	2/28/19	(282)
USD	53,457	EUR	47,000	BNP Paribas SA	2/28/19	(647)
USD	52,740	EUR	46,000	Bank Of America, N.A.	2/28/19	(212)
USD	326,367	EUR	286,000	Bank Of America, N.A.	2/28/19	(2,858)
USD	1,089,745	EUR	946,000	Goldman Sachs Bank USA	2/28/19	770
USD	61,969,000	EUR	54,213,726	JPMorgan Chase Bank, N.A.	2/28/19	(438,390)
USD	2,861,695	EUR	2,502,000	JPMorgan Chase Bank, N.A.	2/28/19	(18,448)
USD	147,513	EUR	129,000	JPMorgan Chase Bank, N.A.	2/28/19	(984)
USD	712,144	EUR	624,000	JPMorgan Chase Bank, N.A.	2/28/19	(6,165)
USD	10,440,000	GBP	8,106,622	JPMorgan Chase Bank, N.A.	2/28/19	78,880
TOTAL FORWARD FOREIGN CURRENCY CONTRACTS						$(384,062)
					Unrealized Appreciation	84,717
					Unrealized Depreciation	(468,779)

For the period, the average contract value for forward foreign currency contracts was $86,396,108. Contract value represents contract amount in United States dollars plus or minus unrealized appreciation or depreciation, respectively

Swaps

Underlying Reference	Rating(1)	Maturity Date	Clearinghouse / Counterparty	Fixed Payment Received/(Paid)	Payment Frequency	Notional Amount(2)	Value(1)	Upfront Premium Received/(Paid)	Unrealized Appreciation/(Depreciation)
Credit Default Swaps
Buy Protection
Accor SA		Jun. 2022	Citibank, N.A.	(1%)	Quarterly	EUR 1,250,000	$(22,841)	$19,207	$(3,634)
Gas Natural Capital Markets SA		Jun. 2022	BNP Paribas SA	(1%)	Quarterly	EUR 1,250,000	(24,870)	24,952	82
TOTAL BUY PROTECTION							(47,711)	44,159	(3,552)
Sell Protection
Intesa Sanpaolo Spa	Ba1	Jun. 2023	Goldman Sachs Bank USA	1%	Quarterly	EUR 600,000	(83,512)	62,043	(21,469)
Telecom Italia Spa New	Ba1	Jun. 2023	BNP Paribas SA	1%	Quarterly	EUR 450,000	(39,175)	26,071	(13,104)
Telecom Italia Spa New	Ba1	Dec. 2023	Goldman Sachs Bank USA	1%	Quarterly	EUR 450,000	(47,273)	35,186	(12,087)
TOTAL SELL PROTECTION							(169,960)	123,300	(46,660)

TOTAL CREDIT DEFAULT SWAPS							$(217,671)	$167,459	$(50,212)

 (1) Ratings are presented for credit default swaps in which the Fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent a weighted average of the ratings of all securities included in the index. The credit rating or value can be measures of the current payment/performance risk. Ratings are from Moody's Investors Service, Inc. Where Moody's® ratings are not available, S&P® ratings are disclosed and are indicated as such. All ratings are as of the report date and do not reflect subsequent changes.

 (2) The notional amount of each credit default swap where the Fund has sold protection approximates the maximum potential amount of future payments that the Portfolio could be required to make if a credit event were to occur.

Swaps

Payment Received	Payment Frequency	Payment Paid	Payment Frequency	Clearinghouse / Counterparty(1)	Maturity Date	Notional Amount	Value	Upfront Premium Received/(Paid)(2)	Unrealized Appreciation/(Depreciation)
Interest Rate Swaps
1.25%	Semi - annual	6-month EURIBOR(3)	Semi - annual	LCH	Jun. 2034	EUR 3,965,000	$68,284	$0	$68,284
1.5%	Semi - annual	6-month EURIBOR(3)	Semi - annual	LCH	Jun. 2039	EUR 183,000	3,990	0	3,990

TOTAL INTEREST RATE SWAPS							$72,274	$0	$72,274

 (1) Swaps with LCH Clearnet Group (LCH) are centrally cleared over-the-counter (OTC) swaps.

 (2) Any premiums for centrally cleared over-the-counter (OTC) swaps are recorded periodically throughout the term of the swap to variation margin and included in unrealized appreciation (depreciation).

 (3) Represents floating rate.

For the period, the average monthly notional amount for swaps in the aggregate was $12,601,007.

Currency Abbreviations

AUD – Australian dollar

CAD – Canadian dollar

EUR – European Monetary Unit

GBP – British pound

USD – U.S. dollar

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Amount is stated in United States dollars unless otherwise noted.

 (b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $2,457,240 or 2.5% of net assets.

 (c) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (d) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $512,514.

 (e) Security or a portion of the security was pledged to cover margin requirements for centrally cleared OTC swaps. At period end, the value of securities pledged amounted to $231,400.

 (f) Security or a portion of the security has been segregated as collateral for open forward foreign currency contracts. At period end, the value of securities pledged amounted to $260,877.

 (g) Security is perpetual in nature with no stated maturity date.

 (h) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (i) For the period, the average monthly notional amount for purchased swaptions was $20,353,140.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$54,871
Total	$54,871

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2018, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Financials	$577,546	$--	$577,546	$--
Corporate Bonds	67,141,111	--	67,141,111	--
U.S. Government and Government Agency Obligations	1,686,051	--	1,686,051	--
Foreign Government and Government Agency Obligations	7,122,840	--	7,122,840	--
Preferred Securities	18,856,762	--	18,856,762	--
Money Market Funds	1,117,422	1,117,422	--	--
Purchased Swaptions	92,263	--	92,263	--
Total Investments in Securities:	$96,593,995	$1,117,422	$95,476,573	$--
Derivative Instruments:
Assets
Futures Contracts	$572,154	$572,154	$--	$--
Forward Foreign Currency Contracts	84,717	--	84,717	--
Swaps	72,274	--	72,274	--
Total Assets	$729,145	$572,154	$156,991	$--
Liabilities
Futures Contracts	$(66,151)	$(66,151)	$--	$--
Forward Foreign Currency Contracts	(468,779)	--	(468,779)	--
Swaps	(217,671)	--	(217,671)	--
Total Liabilities	$(752,601)	$(66,151)	$(686,450)	$--
Total Derivative Instruments:	$(23,456)	$506,003	$(529,459)	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of December 31, 2018. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Credit Risk
Purchased Swaptions(a)	$92,263	$0
Swaps(b)	0	(217,671)
Total Credit Risk	92,263	(217,671)
Foreign Exchange Risk
Forward Foreign Currency Contracts(c)	84,717	(468,779)
Total Foreign Exchange Risk	84,717	(468,779)
Interest Rate Risk
Futures Contracts(d)	572,154	(66,151)
Swaps(e)	72,274	0
Total Interest Rate Risk	644,428	(66,151)
Total Value of Derivatives	$821,408	$(752,601)

 (a) Gross value is included in the Statement of Assets and Liabilities in the investments, at value line-item.

 (b) For bi-lateral over-the-counter (OTC) swaps, reflects gross value which is presented in the Statement of Assets and Liabilities in the bi-lateral OTC swaps, at value line-items.

 (c) Gross value is presented in the Statement of Assets and Liabilities in the unrealized appreciation/depreciation on forward foreign currency contracts line-items.

 (d) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in net unrealized appreciation (depreciation).

 (e) For centrally cleared over-the-counter (OTC) swaps, reflects gross cumulative appreciation (depreciation) as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin for centrally cleared OTC swaps is included in receivable or payable for daily variation margin on centrally cleared OTC swaps, and the net cumulative appreciation (depreciation) for centrally cleared OTC swaps is included in net unrealized appreciation (depreciation).

The following table is a summary of the Fund's derivatives inclusive of potential netting arrangements.

Counterparty	Value of Derivative Assets	Value of Derivative Liabilities	Collateral Received(a)	Collateral Pledged(a)	Net(b)
Citibank, N.A.	$92,263	$(22,841)	$--	$--	$69,422
JPMorgan Chase Bank, N.A.	78,880	(463,987)	--	260,877	(124,230)
Centrally Cleared OTC Swaps	72,274	--	--	--	72,274
Goldman Sachs Bank USA	2,942	(130,785)	--	--	(127,843)
BNP Paribas SA	2,486	(65,550)	--	--	(63,064)
State Street Bank And Trust Co	367	--	--	--	367
Bank Of America, N.A.	42	(3,287)	--	--	(3,245)
Exchange Traded Futures	572,154	(66,151)	--	--	506,003
Total	$821,408	$(752,601)

 (a) Reflects collateral received from or pledged to an individual counterparty, excluding any excess or initial collateral amounts.

 (b) Net represents the receivable / (payable) that would be due from / (to) the counterparty in an event of default. Netting may be allowed across transactions traded under the same legal agreement with the same legal entity. Please refer to Derivative Instruments - Risk Exposures and the Use of Derivative Instruments section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		December 31, 2018
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $101,461,871)	$95,476,573
Fidelity Central Funds (cost $1,117,395)	1,117,422
Total Investment in Securities (cost $102,579,266)		$96,593,995
Cash		4,212
Foreign currency held at value (cost $1,779,293)		1,786,362
Unrealized appreciation on forward foreign currency contracts		84,717
Dividends receivable		1,394
Interest receivable		1,058,757
Distributions receivable from Fidelity Central Funds		4,800
Receivable for daily variation margin on futures contracts		55,944
Receivable for daily variation margin on centrally cleared OTC swaps		3,405
Total assets		99,593,586
Liabilities
Unrealized depreciation on forward foreign currency contracts	$468,779
Bi-lateral OTC swaps, at value	217,671
Other payables and accrued expenses	3,311
Total liabilities		689,761
Net Assets		$98,903,825
Net Assets consist of:
Paid in capital		$103,361,078
Total distributable earnings (loss)		(4,457,253)
Net Assets, for 10,415,102 shares outstanding		$98,903,825
Net Asset Value, offering price and redemption price per share ($98,903,825 ÷ 10,415,102 shares)		$9.50

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2018
Investment Income
Dividends		$978,513
Interest		1,744,586
Income from Fidelity Central Funds		54,871
Income before foreign taxes withheld		2,777,970
Less foreign taxes withheld		(19,280)
Total income		2,758,690
Expenses
Custodian fees and expenses	$10,075
Independent trustees' fees and expenses	464
Commitment fees	152
Total expenses before reductions	10,691
Expense reductions	(206)
Total expenses after reductions		10,485
Net investment income (loss)		2,748,205
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(2,354)
Fidelity Central Funds	(12)
Forward foreign currency contracts	3,544,444
Foreign currency transactions	(126,285)
Futures contracts	(1,120,586)
Swaps	182,315
Total net realized gain (loss)		2,477,522
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(8,294,545)
Fidelity Central Funds	27
Forward foreign currency contracts	1,514,197
Assets and liabilities in foreign currencies	(210,170)
Futures contracts	593,636
Swaps	70,051
Total change in net unrealized appreciation (depreciation)		(6,326,804)
Net gain (loss)		(3,849,282)
Net increase (decrease) in net assets resulting from operations		$(1,101,077)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2018	For the period July 25, 2017 (commencement of operations) to December 31, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$2,748,205	$995,340
Net realized gain (loss)	2,477,522	451,897
Change in net unrealized appreciation (depreciation)	(6,326,804)	479,996
Net increase (decrease) in net assets resulting from operations	(1,101,077)	1,927,233
Distributions to shareholders	(4,035,459)	–
Distributions to shareholders from net investment income	–	(1,032,923)
Distributions to shareholders from net realized gain	–	(215,024)
Distributions to shareholders from tax return of capital	–	(658,690)
Total distributions	(4,035,459)	(1,906,637)
Share transactions
Proceeds from sales of shares	13,406	100,955,075
Reinvestment of distributions	4,035,460	1,906,637
Cost of shares redeemed	(1,973,125)	(917,688)
Net increase (decrease) in net assets resulting from share transactions	2,075,741	101,944,024
Total increase (decrease) in net assets	(3,060,795)	101,964,620
Net Assets
Beginning of period	101,964,620	–
End of period	$98,903,825	$101,964,620
Other Information
Undistributed net investment income end of period		$157,386
Shares
Sold	1,365	10,095,507
Issued in reinvestment of distributions	419,668	191,042
Redeemed	(200,726)	(91,754)
Net increase (decrease)	220,307	10,194,795

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Series International Credit Fund

Years ended December 31,	2018	2017 A
Selected Per–Share Data
Net asset value, beginning of period	$10.00	$10.00
Income from Investment Operations
Net investment income (loss)B	.269	.100
Net realized and unrealized gain (loss)	(.373)	.090
Total from investment operations	(.104)	.190
Distributions from net investment income	(.257)	(.103)
Distributions from net realized gain	(.139)	(.021)
Tax return of capital	–	(.066)
Total distributions	(.396)	(.190)
Net asset value, end of period	$9.50	$10.00
Total ReturnC,D	(1.04)%	1.91%
Ratios to Average Net AssetsE,F
Expenses before reductions	.01%	.01%G
Expenses net of fee waivers, if any	.01%	.01%G
Expenses net of all reductions	.01%	.01%G
Net investment income (loss)	2.74%	2.27%G
Supplemental Data
Net assets, end of period (000 omitted)	$98,904	$101,965
Portfolio turnover rateH	94%	40%I

 A For the period July 25, 2017 (commencement of operations) to December 31, 2017.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 G Annualized

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 I Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended December 31, 2018

1. Organization.

Fidelity Series International Credit Fund (the Fund) is a fund of Fidelity School Street Trust (the Trust) and is authorized to issue an unlimited number of shares. Shares are offered only to certain other Fidelity funds advised by Fidelity Management & Research Company (FMR) or its affiliates. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds, foreign government and government agency obligations, preferred securities and U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Swaps are marked-to-market daily based on valuations from third party pricing vendors, registered derivatives clearing organizations (clearinghouses) or broker-supplied valuations. These pricing sources may utilize inputs such as interest rate curves, credit spread curves, default possibilities and recovery rates. When independent prices are unavailable or unreliable, debt securities and swaps may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. For foreign debt securities, when significant market or security specific events arise, valuations may be determined in good faith in accordance with procedures adopted by the Board. Debt securities and swaps are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

The U.S. dollar value of foreign currency contracts is determined using currency exchange rates supplied by a pricing service and are categorized as Level 2 in the hierarchy. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Options traded over-the-counter are valued using vendor or broker-supplied valuations and are categorized as Level 2 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of December 31, 2018 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Realized gains and losses on foreign currency transactions arise from the disposition of foreign currency, realized changes in the value of foreign currency between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized gains and losses on assets and liabilities in foreign currencies arise from changes in the value of foreign currency, and from assets and liabilities denominated in foreign currencies, other than investments, which are held at period end.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2018, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, swaps, foreign currency transactions, market discount, capital loss carryforwards and losses deferred due to wash sales, futures contracts and excise tax regulations.

For the period ended December 31, 2017, the Fund's distributions exceeded the aggregate amount of taxable income and net realized gains resulting in a return of capital for tax purposes. This was due to reductions in taxable income available for distributions after certain distributions had been made.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$2,670,174
Gross unrealized depreciation	(8,473,253)
Net unrealized appreciation (depreciation)	$(5,803,079)
Tax Cost	$102,285,322

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$1,007,397
Capital loss carryforward	$(907,607)
Net unrealized appreciation (depreciation) on securities and other investments	$(4,557,042)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(434,666)
Long-term	(472,941)
Total no expiration	$(907,607)

The tax character of distributions paid was as follows:

	December 31, 2018	December 31, 2017(a)
Ordinary Income	$4,035,459	$ 1,247,947
Tax Return of Capital	–	658,690
Total	$4,035,459	$1,906,637

 (a) For the period July 25, 2017 (commencement of operations) to December 31, 2017.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

New Rule Issuance. During August 2018, the U.S. Securities and Exchange Commission issued Final Rule Release No. 33-10532, Disclosure Update and Simplification. This Final Rule includes amendments specific to registered investment companies that are intended to eliminate overlap in disclosure requirements between Regulation S-X and GAAP. In accordance with these amendments, certain line-items in the Fund's financial statements have been combined or removed for the current period as outlined in the table below.

Financial Statement	Current Line-Item Presentation	Prior Line-Item Presentation
Statement of Assets and Liabilities	Total distributable earnings (loss)	Undistributed/Distributions in excess of/Accumulated net investment income (loss) Accumulated/Undistributed net realized gain (loss) Net unrealized appreciation (depreciation)
Statement of Changes in Net Assets	N/A - removed	Undistributed/Distributions in excess of/Accumulated net investment income (loss) end of period
Statement of Changes in Net Assets	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts, forward foreign currency contracts, options and swaps. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets, to facilitate transactions in foreign-denominated securities and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risks:

Credit Risk	Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.
Foreign Exchange Risk	Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.
Interest Rate Risk	Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain OTC derivatives such as forward foreign currency contracts, options and bi-lateral swaps, the Fund attempts to reduce its exposure to counterparty credit risk by entering into an International Swaps and Derivatives Association, Inc. (ISDA) Master Agreement with each of its counterparties. The ISDA Master Agreement gives the Fund the right to terminate all transactions traded under such agreement upon the deterioration in the credit quality of the counterparty beyond specified levels. The ISDA Master Agreement gives each party the right, upon an event of default by the other party or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net payable by one party to the other. To mitigate counterparty credit risk on bi-lateral OTC derivatives, the Fund receives collateral in the form of cash or securities once the Fund's net unrealized appreciation on outstanding derivative contracts under an ISDA Master Agreement exceeds certain applicable thresholds, subject to certain minimum transfer provisions. The collateral received is held in segregated accounts with the Fund's custodian bank in accordance with the collateral agreements entered into between the Fund, the counterparty and the Fund's custodian bank. The Fund could experience delays and costs in gaining access to the collateral even though it is held by the Fund's custodian bank. The Fund's maximum risk of loss from counterparty credit risk related to bi-lateral OTC derivatives is generally the aggregate unrealized appreciation and unpaid counterparty payments in excess of any collateral pledged by the counterparty to the Fund. The Fund may be required to pledge collateral for the benefit of the counterparties on bi-lateral OTC derivatives in an amount not less than each counterparty's unrealized appreciation on outstanding derivative contracts, subject to certain minimum transfer provisions, and any such pledged collateral is identified in the Schedule of Investments. Exchange-traded futures contracts are not covered by the ISDA Master Agreement; however counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade. Counterparty credit risk related to centrally cleared OTC swaps may be mitigated by the protection provided by the clearinghouse. Counterparty credit risk related to centrally cleared OTC swaps may be mitigated by the protection provided by the clearinghouse. A summary of the Fund's derivatives inclusive of potential netting arrangements is presented at the end of the Schedule of Investments.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Net Realized Gain (Loss) and Change in Net Unrealized Appreciation (Depreciation) on Derivatives. The table below, which reflects the impacts of derivatives on the financial performance of the Fund, summarizes the net realized gain (loss) and change in net unrealized appreciation (depreciation) for derivatives during the period as presented in the Statement of Operations.

Primary Risk Exposure / Derivative Type	Net Realized Gain (Loss)	Change in Net Unrealized Appreciation (Depreciation)
Credit Risk
Purchased Options	$(344,818)	$66,842
Swaps	(208)	(2,223)
Total Credit Risk	(345,026)	64,619
Foreign Exchange Risk
Forward Foreign Currency Contracts	3,544,444	1,514,197
Interest Rate Risk
Futures Contracts	(1,120,586)	593,636
Swaps	182,523	72,274
Total Interest Rate Risk	(938,063)	665,910
Totals	$2,261,355	$2,244,726

A summary of the value of derivatives by primary risk exposure as of period end is included at the end of the Schedule of Investments.

Forward Foreign Currency Contracts. Forward foreign currency contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. The Fund used forward foreign currency contracts to facilitate transactions in foreign-denominated securities and to manage exposure to certain foreign currencies.

Forward foreign currency contracts are valued daily and fluctuations in exchange rates on open contracts are recorded as unrealized appreciation or (depreciation) and reflected in the Statement of Assets and Liabilities. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the closing value and the value at the time it was opened. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on forward foreign currency contracts during the period is presented in the Statement of Operations.

Any open forward foreign currency contracts at period end are presented in the Schedule of Investments under the caption "Forward Foreign Currency Contracts." The contract amount and unrealized appreciation (depreciation) reflects each contract's exposure to the underlying currency at period end.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the bond market and fluctuations in interest rates.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

Options. Options give the purchaser the right, but not the obligation, to buy (call) or sell (put) an underlying security or financial instrument at an agreed exercise or strike price between or on certain dates. Options obligate the seller (writer) to buy (put) or sell (call) an underlying instrument at the exercise or strike price or cash settle an underlying derivative instrument if the holder exercises the option on or before the expiration date. The Fund uses OTC options, such as swaptions, which are options where the underlying instrument is a swap, to manage its exposure to potential credit events.

Upon entering into an options contract, a fund will pay or receive a premium. Premiums paid on purchased options are reflected as cost of investments and premiums received on written options are reflected as a liability on the Statement of Assets and Liabilities. Certain options may be purchased or written with premiums to be paid or received on a future date. Options are valued daily and any unrealized appreciation (depreciation) is reflected on the Statement of Assets and Liabilities. When an option is exercised, the cost or proceeds of the underlying instrument purchased or sold is adjusted by the amount of the premium. When an option is closed the Fund will realize a gain or loss depending on whether the proceeds or amount paid for the closing sale transaction is greater or less than the premium received or paid. When an option expires, gains and losses are realized to the extent of premiums received and paid, respectively. The net realized and unrealized gains (losses) on purchased options are included in the Statement of Operations in net realized gain (loss) and change in net unrealized appreciation (depreciation) on investment securities. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on written options are presented in the Statement of Operations.

Any open options at period end are presented in the Schedule of Investments under the captions "Purchased Options," "Purchased Swaptions," "Written Options" and "Written Swaptions," as applicable.

Writing puts and buying calls tend to increase exposure to the underlying instrument while buying puts and writing calls tend to decrease exposure to the underlying instrument. For purchased options, risk of loss is limited to the premium paid, and for written options, risk of loss is the change in value in excess of the premium received.

Swaps. A swap is a contract between two parties to exchange future cash flows at periodic intervals based on a notional principal amount. A bi-lateral OTC swap is a transaction between a fund and a dealer counterparty where cash flows are exchanged between the two parties for the life of the swap. A centrally cleared OTC swap is a transaction executed between a fund and a dealer counterparty, then cleared by a futures commission merchant (FCM) through a clearinghouse. Once cleared, the clearinghouse serves as a central counterparty, with whom a fund exchanges cash flows for the life of the transaction, similar to transactions in futures contracts.

Bi-lateral OTC swaps are marked-to-market daily and changes in value are reflected in the Statement of Assets and Liabilities in the bi-lateral OTC swaps at value line items. Any upfront premiums paid or received upon entering a bi-lateral OTC swap to compensate for differences between stated terms of the swap and prevailing market conditions (e.g. credit spreads, interest rates or other factors) are recorded in net unrealized appreciation (depreciation) in the Statement of Assets and Liabilities and amortized to realized gain or (loss) ratably over the term of the swap. Any unamortized upfront premiums are presented in the Schedule of Investments.

Centrally cleared OTC swaps require a fund to deposit either cash or securities (initial margin) with the FCM, at the instruction of and for the benefit of the clearinghouse. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments. Centrally cleared OTC swaps are marked-to-market daily and subsequent payments (variation margin) are made or received depending on the daily fluctuations in the value of the swaps and are recorded as unrealized appreciation or (depreciation). These daily payments, if any, are included in receivable or payable for daily variation margin on centrally cleared OTC swaps in the Statement of Assets and Liabilities. Any premiums for centrally cleared OTC swaps are recorded periodically throughout the term of the swap to variation margin and included in unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. Any premiums are recognized as realized gain (loss) upon termination or maturity of the swap.

For both bi-lateral and centrally cleared OTC swaps, payments are exchanged at specified intervals, accrued daily commencing with the effective date of the contract and recorded as realized gain or (loss). Some swaps may be terminated prior to the effective date and realize a gain or loss upon termination. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on swaps during the period is presented in the Statement of Operations.

Any open swaps at period end are included in the Schedule of Investments under the caption "Swaps".

Credit Default Swaps. Credit default swaps enable the Fund to buy or sell protection against specified credit events on a single-name issuer or a traded credit index. Under the terms of a credit default swap the buyer of protection (buyer) receives credit protection in exchange for making periodic payments to the seller of protection (seller) based on a fixed percentage applied to a notional principal amount. In return for these payments, the seller will be required to make a payment upon the occurrence of one or more specified credit events. The Fund enters into credit default swaps as a seller to gain credit exposure to an issuer and/or as a buyer to obtain a measure of protection against defaults of an issuer. Periodic payments are made over the life of the contract by the buyer provided that no credit event occurs.

For credit default swaps on most corporate and sovereign issuers, credit events include bankruptcy, failure to pay or repudiation/moratorium. For credit default swaps on corporate or sovereign issuers, the obligation that may be put to the seller is not limited to the specific reference obligation described in the Schedule of Investments. For credit default swaps on asset-backed securities, a credit event may be triggered by events such as failure to pay principal, maturity extension, rating downgrade or write-down. For credit default swaps on asset-backed securities, the reference obligation described represents the security that may be put to the seller. For credit default swaps on a traded credit index, a specified credit event may affect all or individual underlying securities included in the index.

As a seller, if an underlying credit event occurs, the Fund will pay a net settlement amount of cash equal to the notional amount of the swap less the recovery value of the reference obligation or underlying securities comprising an index. Only in the event of the industry's inability to value the underlying asset will the Fund be required to take delivery of the reference obligation or underlying securities comprising an index and pay an amount equal to the notional amount of the swap.

As a buyer, if an underlying credit event occurs, the Fund will receive a net settlement amount of cash equal to the notional amount of the swap less the recovery value of the reference obligation or underlying securities comprising an index. Only in the event of the industry's inability to value the underlying asset will the Fund be required to deliver the reference obligation or underlying securities comprising an index in exchange for payment of an amount equal to the notional amount of the swap.

Typically, the value of each credit default swap and credit rating disclosed for each reference obligation in the Schedule of Investments, where the Fund is the seller, can be used as measures of the current payment/performance risk of the swap. As the value of the swap changes as a positive or negative percentage of the total notional amount, the payment/performance risk may decrease or increase, respectively. In addition to these measures, the investment adviser monitors a variety of factors including cash flow assumptions, market activity and market sentiment as part of its ongoing process of assessing payment/performance risk.

Interest Rate Swaps. Interest rate swaps are agreements between counterparties to exchange cash flows, one based on a fixed rate, and the other on a floating rate. The Fund entered into interest rate swaps to manage its exposure to interest rate changes. Changes in interest rates can have an effect on both the value of bond holdings as well as the amount of interest income earned. In general, the value of bonds can fall when interest rates rise and can rise when interest rates fall.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $91,206,292 and $82,178,587, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund does not pay a management fee. Under the management contract, the investment adviser or an affiliate pays all ordinary operating expenses of the Fund, except custody fees, fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $152 and is reflected in Commitment fees on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Expense Reductions.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $206.

9. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, mutual funds managed by the investment adviser or its affiliates were the owners of record of all of the outstanding shares of the Fund.

10. Risks of Investing in European Countries.

The recent global financial crisis has created uncertainty surrounding the sovereign debt of many European countries. If there is a default or debt restructuring by any European country, or if one or more countries leave the European Monetary Union or the European Monetary Union dissolves, there may be wide-ranging effects on global markets. Such events could significantly affect the value or liquidity of the Fund's investments in the region or with exposure to the region.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity School Street Trust and Shareholders of Fidelity Series International Credit Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Series International Credit Fund (one of the funds constituting Fidelity School Street Trust, referred to hereafter as the "Fund") as of December 31, 2018, the related statement of operations for the year ended December 31, 2018 and the statement of changes in net assets and the financial highlights for the year ended December 31, 2018 and for the period July 25, 2017 (commencement of operations) through December 31, 2017, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations for the year ended December 31, 2018, and the changes in its net assets and the financial highlights for the year ended December 31, 2018 and for the period July 25, 2017 (commencement of operations) through December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 19, 2019

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 260 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Arthur E. Johnson serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-present) and Chairman and Director of FMR (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of FMR (2001-2005), a Trustee of other investment companies advised by FMR, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds. Ms. McAuliffe previously served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company). Earlier roles at FIL included Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo. Ms. McAuliffe also was the Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe is also a director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement in April 2012, Ms. Acton was Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011), and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board of Directors and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Previously, Ms. Acton served as a Member of the Advisory Board of certain Fidelity® funds (2013-2016).

Ann E. Dunwoody (1953)

Year of Election or Appointment: 2018

Trustee

General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). She is the President of First to Four LLC (leadership and mentoring services, 2012-present). She also serves as a member of the Board of Directors and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor, and aerospace systems, 2013-present), Board of Directors and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and Board of Directors of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a Member of the Advisory Board of certain Fidelity® funds (2018), a member of the Board of Directors and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board of Directors, Chair of the Nomination and Governance Committee and member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Board of Directors of the Army Historical Foundation (2015-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present) and a member of the Board of Trustees of Florida Institute of Technology (2015-present) and ThanksUSA (military family education non-profit, 2014-present).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. He serves on the board of directors for Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-present) and K12 Inc. (technology-based education company, 2012-present). Previously, Mr. Engler served as interim president of Michigan State University (2018-2019), a Member of the Advisory Board of certain Fidelity® funds (2014-2016), president of the Business Roundtable (2011-2017), a trustee of The Munder Funds (2003-2014), president and CEO of the National Association of Manufacturers (2004-2011), member of the Board of Trustees of the Annie E. Casey Foundation (2004-2015), and as governor of Michigan (1991-2003). He is a past chairman of the National Governors Association.

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Mr. Gartland is Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-present). Previously, Mr. Gartland served as a partner and investor of Vietnam Partners LLC (investments and consulting, 2008-2011). Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007), and Chase Manhattan Bank (1975-1978).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Mr. Johnson serves as a member of the Board of Directors of Eaton Corporation plc (diversified power management, 2009-present) and Booz Allen Hamilton (management consulting, 2011-present). Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). He previously served on the Board of Directors of IKON Office Solutions, Inc. (1999-2008), AGL Resources, Inc. (holding company, 2002-2016), and Delta Airlines (2005-2007). Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Vice Chairman of the Independent Trustees

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management. Before joining Credit Suisse, he was an Executive Vice President and Chief Investment Officer for Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager and Research Analyst, and Mr. Kenneally was awarded the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company (pipeline and tanker operations). Ms. Knowles currently serves as a Director and Chairman of the Audit Committee of McKesson Corporation (healthcare service, since 2002). Ms. Knowles is a member of the Board of the Santa Catalina Island Company (real estate, 2009-present). Ms. Knowles is a Member of the Investment Company Institute Board of Governors and a Member of the Governing Council of the Independent Directors Council (2014-present). She also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Previously, Ms. Knowles served as a Director of Phelps Dodge Corporation (copper mining and manufacturing, 1994-2007), URS Corporation (engineering and construction, 2000-2003) and America West (airline, 1999-2002). Ms. Knowles previously served as Chairman (2015-2018) and Vice Chairman (2012-2015) of the Independent Trustees of certain Fidelity® funds.

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Mr. Murray is Vice Chairman (2013-present) of Meijer, Inc. (regional retail chain). Previously, Mr. Murray served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Chief Executive Officer (2013-2016) and President (2006-2013) of Meijer, Inc. Mr. Murray serves as a member of the Board of Directors and Nuclear Review and Public Policy and Responsibility Committees of DTE Energy Company (diversified energy company, 2009-present). Mr. Murray also serves as a member of the Board of Directors of Spectrum Health (not-for-profit health system, 2015-present). Mr. Murray previously served as President of Grand Valley State University (2001-2006), Treasurer for the State of Michigan (1999-2001), Vice President of Finance and Administration for Michigan State University (1998-1999), and a member of the Board of Directors and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray is also a director or trustee of many community and professional organizations.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2018

Secretary and Chief Legal Officer (CLO)

Mr. Coffey also serves as Secretary and CLO of other funds. Mr. Coffey serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-present); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Assistant Secretary of certain funds (2009-2018) and as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John B. McGinty, Jr. (1962)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. McGinty also serves as Chief Compliance Officer of other funds. Mr. McGinty is Senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2016-present). Mr. McGinty previously served as Vice President, Senior Attorney at Eaton Vance Management (investment management firm, 2015-2016), and prior to Eaton Vance as global CCO for all firm operations and registered investment companies at GMO LLC (investment management firm, 2009-2015). Before joining GMO LLC, Mr. McGinty served as Senior Vice President, Deputy General Counsel for Fidelity Investments (2007-2009).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2015

Assistant Secretary

Mr. Pogorelec also serves as Assistant Secretary of other funds. Mr. Pogorelec serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2006-present).

Nancy D. Prior (1967)

Year of Election or Appointment: 2014

Vice President

Ms. Prior also serves as Vice President of other funds. Ms. Prior serves as President Fixed Income, High Income/Emerging Market Debt and Multi Asset Class Strategies of FIAM LLC (2018-present), President (2016-present) and Director (2014-present) of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm), President, Fixed Income (2014-present), and is an employee of Fidelity Investments (2002-present). Previously, Ms. Prior served as Vice Chairman of FIAM LLC (investment adviser firm, 2014-2018), a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-2018), President Multi-Asset Class Strategies of FMR's Global Asset Allocation Division (2017-2018), Vice President of Fidelity's Money Market Funds (2012-2014), President, Money Market and Short Duration Bond Group of Fidelity Management & Research (FMR) (investment adviser firm, 2013-2014), President, Money Market Group of FMR (2011-2013), Managing Director of Research (2009-2011), Senior Vice President and Deputy General Counsel (2007-2009), and Assistant Secretary of certain Fidelity® funds (2008-2009).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2018 to December 31, 2018).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Expenses Paid During Period-B July 1, 2018 to December 31, 2018
Actual	.01%	$1,000.00	$1,003.90	$.05
Hypothetical-C		$1,000.00	$1,025.16	$.05

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Series Credit Fund voted to pay on February 19, 2019, to shareholders of record at the opening of business on February 15, 2019, a distribution of $0.098 per share derived from capital gains realized from sales of portfolio securities.

A total of 1.32% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund will notify shareholders in January 2019 of amounts for use in preparing 2018 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Series International Credit Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established four standing committees (Committees) — Operations, Audit, Fair Valuation, and Governance and Nominating — each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all of the Independent Trustees are members, meets regularly throughout the year and considers, among other matters, information specifically related to the annual consideration of the renewal of the fund's Advisory Contracts. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its September 2018 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In considering whether to renew the Advisory Contracts for the fund, the Board considered all factors it believed relevant and reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and the fact that no fee is payable under the management contract was fair and reasonable.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory and administrative services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. The Board reviewed the fund's absolute investment performance, as well as the fund's relative investment performance. In this regard, the Board noted that the fund is designed to offer an investment option for other investment companies managed by Fidelity and ultimately to enhance the performance of those investment companies. The Board noted that there was a portfolio management change for the fund in January 2018.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered that the fund does not pay FMR a management fee for investment advisory services. The Board also noted that FMR or an affiliate undertakes to pay all operating expenses of the fund, except transfer agent fees, 12b-1 fees, Independent Trustee fees and expenses, custodian fees and expenses, proxy and shareholder meeting expenses, interest, taxes, brokerage expenses, and extraordinary expenses (such as litigation expenses).

The Board further considered that FMR has contractually agreed to reimburse the fund to the extent that total operating expenses (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, fees and expenses of the Independent Trustees, proxy and shareholder meeting expenses, extraordinary expenses, and acquired fund fees and expenses, if any), as a percentage of its average net assets, exceed 0.014% through February 28, 2021.

Based on its review, the Board considered that the fund does not pay a management fee and concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the level of Fidelity's profits in respect of all the Fidelity funds.

PricewaterhouseCoopers LLP (PwC), auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the fund's business. The Board noted that changes to fall-out benefits year-over-year reflect business developments at Fidelity's various businesses.

The Board concluded that the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund were not relevant to the renewal of the Advisory Contracts because the fund pays no advisory fees and FMR or an affiliate bears all expenses of the fund, with limited exceptions.

Economies of Scale.  The Board concluded that because the fund pays no advisory fees and FMR or an affiliate bears all expenses of the fund with certain limited exceptions, the realization of economies of scale was not a material factor in the Board's decision to renew the fund's Advisory Contracts.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, the allocation of various costs to different funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, including its effects on fund profitability, the rationale for the compensation structure, and the extent to which current market conditions have affected retention and recruitment; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds and the treatment of such compensation within Fidelity's fund profitability methodology; (v) the terms of Fidelity's voluntary expense limitation agreements; (vi) the methodology with respect to competitive fund data and peer group classifications; (vii) Fidelity's transfer agent fee, expense, and service structures for different funds and classes relative to competitive trends, and the impact of the increased use of omnibus accounts; (viii) new developments in the retail and institutional marketplaces and the competitive positioning of the funds relative to other investment products and services; (ix) the impact of recent changes to the money market fund landscape, including the full implementation of money market fund reform and rising interest rates, on Fidelity's money market funds; (x) the funds' share class structures and distribution channels; and (xi) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends and methodologies for total expense competitive comparisons, and actions that might be taken by Fidelity to reduce total expense ratios for certain classes. In addition, the Board considered its discussions with Fidelity throughout the year regarding enhanced information security initiatives and the funds' fair valuation policies.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Corporate Headquarters

245 Summer St.

Boston, MA 02210

www.fidelity.com

SUN-ANN-0219
1.9882621.101

Item 2.

Code of Ethics

As of the end of the period, December 31, 2018, Fidelity School Street Trust (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer.  A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.

Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Elizabeth S. Acton is an audit committee financial expert, as defined in Item 3 of Form N-CSR.   Ms. Acton is independent for purposes of Item 3 of Form N-CSR.

Item 4.

Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by PricewaterhouseCoopers LLP (“PwC”) in each of the last two fiscal years for services rendered to Fidelity Advisor Multi-Asset Income Fund, Fidelity Global Credit Fund, Fidelity Intermediate Municipal Income Fund and Fidelity Series International Credit Fund (the “Funds”):

Services Billed by PwC

December 31, 2018 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

Fidelity Advisor Multi-Asset Income Fund	$61,000	$5,200	$6,100	$3,000
Fidelity Global Credit Fund	$91,000	$8,100	$8,200	$4,700
Fidelity Intermediate Municipal Income Fund	$53,000	$4,400	$2,200	$2,600
Fidelity Series International Credit Fund	$75,000	$6,400	$10,400	$3,700

December 31, 2017 FeesA,B

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

Fidelity Advisor Multi-Asset Income Fund	$75,000	$7,500	$4,700	$3,800
Fidelity Global Credit Fund	$142,000	$12,800	$7,200	$6,500
Fidelity Intermediate Municipal Income Fund	$51,000	$4,600	$2,400	$2,300
Fidelity Series International Credit Fund	$74,000	$2,800	$4,800	$1,400

A Amounts may reflect rounding.

B Fidelity Series International Credit Fund commenced operations on July 25, 2017.

The following table presents fees billed by PwC that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Funds and that are rendered on behalf of Fidelity Management & Research Company (“FMR”) and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Funds (“Fund Service Providers”):

Services Billed by PwC

	December 31, 2018A	December 31, 2017A,B
Audit-Related Fees	$7,930,000	$8,470,000
Tax Fees	$20,000	$160,000
All Other Fees	$-	$-

A Amounts may reflect rounding.

B May include amounts billed prior to the Fidelity Series International Credit Fund’s commencement of operations.

“Audit-Related Fees” represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

“Tax Fees” represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

“All Other Fees” represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by PwC for services rendered to the Funds, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Funds are as follows:

Billed By	December 31, 2018A	December 31, 2017A,B
PwC	$11,190,000	$10,775,000

A Amounts may reflect rounding.

B May include amounts billed prior to the Fidelity Series International Credit Fund’s commencement of operations.

The trust's Audit Committee has considered non-audit services that were not pre- approved that were provided by PwC to Fund Service Providers to be compatible with maintaining the independence of PwC in its audit of the Funds, taking into account representations from PwC, in accordance with Public Company Accounting Oversight Board rules, regarding its independence from the Funds and their related entities and FMR’s review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by a fund’s independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (“Covered Service”) are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair’s absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee periodically.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X (“De Minimis Exception”)

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Funds’ last two fiscal years relating to services provided to (i) the Funds or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Funds.

Item 5.

Audit Committee of Listed Registrants

Not applicable.

Item 6.

Investments

(a)

Not applicable.

(b)

Not applicable

Item 7.

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.

Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.

Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.

Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust’s Board of Trustees.

Item 11.

Controls and Procedures

(a)(i)  The President and Treasurer and the Chief Financial Officer have concluded that the trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii)  There was no change in the trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust’s internal control over financial reporting.

Item 12.

Disclosure of Securities Lending Activities for Closed-End Management

Investment Companies

Not applicable.

Item 13.

Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity School Street Trust

By:	/s/Laura M. Del Prato
Laura M. Del Prato
President and Treasurer

Date:	February 26, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Laura M. Del Prato
Laura M. Del Prato
President and Treasurer

Date:	February 26, 2019

By:	/s/John J. Burke III
John J. Burke III
Chief Financial Officer

Date:	February 26, 2019